UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3855

Fidelity Advisor Series VIII
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2003

Item 1. Reports to Stockholders

Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard and Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years after their commencement of operations.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	24.40%	7.67%
Class T (incl. 3.50% sales charge)	27.05%	7.87%
Class B (incl. contingent deferred sales charge) B	25.90%	7.78%
Class C (incl. contingent deferred sales charge)C	29.94%	8.13%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bill Bower, Portfolio Manager of Fidelity® Advisor Diversified International Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America Index rose 59.75%. Canadian equities, as measured by the S&P®/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Advisor Diversified International Fund's Class A, Class T, Class B and Class C shares were up 31.99%, 31.66%, 30.90% and 30.94%, respectively, topping the LipperSM International Funds Average, which rose 24.51%, as well as the MSCI EAFE index. The fund's holdings outperformed those of the index in eight of the 10 major market sectors. Our biggest advantage came in the energy industry, where an emphasis on energy services stocks proved quite helpful. Elsewhere, Japanese brokerage stocks - including Nomura and Nikko Cordial - were beneficiaries of the rising equity markets. Increasing the fund's emerging-markets exposure early in the period also worked out well, as several of these stocks rallied sharply. Keeping a low exposure to European technology companies was disappointing, however, given that the market's willingness to pay for their only modestly better earnings growth was much greater than I expected, and these stocks rose. Looking at individual detractors, Anglo/Dutch consumer staples giant Unilever was hurt by disappointing third-quarter 2003 sales, and Swiss pharmaceutical firm Novartis declined due to lower-than-expected third-quarter profits.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	2.0	2.5
Unilever NV (NY Shares) (Netherlands, Food Products)	1.7	2.0
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.3	0.9
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.2	1.2
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.2	1.6
	7.4
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.6	22.1
Health Care	13.2	14.3
Consumer Discretionary	11.8	12.4
Information Technology	10.7	9.6
Consumer Staples	9.0	11.1
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	16.5	15.0
Japan	15.2	11.3
Switzerland	6.6	7.4
France	5.4	7.2
Canada	5.4	5.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks and Investment Companies 91.6%	Stocks and Investment Companies 94.0%
Bonds 1.0%	Bonds 1.0%
Short-Term Investments and Net Other Assets 7.4%	Short-Term Investments and Net Other Assets 5.0%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1) (000s)
Australia - 2.6%
Australia & New Zealand Banking Group Ltd.	319,800	$ 4,029
Australia & New Zealand Banking Group Ltd. rights 11/24/03 (a)	58,145	177
Australian Gas Light Co.	308,407	2,336
Billabong International Ltd.	190,900	989
CSL Ltd.	410,923	4,944
Fosters Group Ltd.	556,242	1,799
Macquarie Bank Ltd.	164,147	4,048
National Australia Bank Ltd.	121,600	2,633
News Corp. Ltd.:
ADR	54,700	1,950
sponsored ADR	23,300	687
Promina Group Ltd.	586,555	1,378
QBE Insurance Group Ltd.	901,525	6,572
Sons of Gwalia Ltd.	41,800	102
Suncorp-Metway Ltd.	265,400	2,436
Westfield Holdings Ltd.	198,900	2,000
TOTAL AUSTRALIA		36,080
Belgium - 0.4%
Agfa-Gevaert NV	102,909	2,545
Groupe Bruxelles Lambert SA (GBL)	22,310	1,074
Melexis NV	159,750	1,745
TOTAL BELGIUM		5,364
Bermuda - 0.3%
Aquarius Platinum Ltd. (Australia)	373,455	2,075
Clear Media Ltd. (a)	3,064,100	2,012
TOTAL BERMUDA		4,087
Brazil - 0.8%
Companhia Vale do Rio Doce sponsored ADR	174,400	7,979
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	25,000	649
Petroleo Brasileiro SA Petrobras sponsored ADR	116,100	2,728
TOTAL BRAZIL		11,356
Canada - 5.4%
Aber Diamond Corp. (a)	55,500	1,753
Alcan, Inc.	64,800	2,585
Astral Media, Inc. Class A (non-vtg.)	61,200	1,216
Barrick Gold Corp.	89,100	1,733
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Canada - continued
BCE, Inc.	80,300	$ 1,818
Bombardier, Inc. Class B (sub. vtg.)	407,100	1,828
Canadian Natural Resources Ltd.	55,900	2,374
Canadian Western Bank, Edmonton	23,600	715
EnCana Corp.	243,344	8,355
Falconbridge Ltd.	79,800	1,555
ITF Optical Technologies, Inc. Series A (g)	1,792	2
Kinross Gold Corp. (a)(e)	96,700	793
Kinross Gold Corp. (a)	63,433	520
Loblaw Companies Ltd.	23,800	1,153
Mega Bloks, Inc. (a)	67,900	1,293
Mega Bloks, Inc. (a)(e)	23,400	445
Meridian Gold, Inc. (a)	54,500	691
Metro, Inc. Class A (sub. vtg.)	24,000	361
National Bank of Canada	124,400	3,860
OZ Optics Ltd. unit (g)	5,400	80
Petro-Canada	231,200	9,316
PetroKazakhstan, Inc. Class A (a)	127,200	2,894
Power Corp. of Canada (sub. vtg.)	118,100	3,879
Precision Drilling Corp. (a)	173,400	6,822
Saputo, Inc.	89,000	1,769
Sun Life Financial, Inc.	175,418	4,336
Talisman Energy, Inc.	112,000	5,470
TELUS Corp. (non-vtg.)	61,600	1,079
Thunder Energy, Inc. (a)	81,300	438
TimberWest Forest Corp. unit	242,300	2,128
TransCanada Corp.	125,600	2,562
Trican Well Service Ltd. (a)	52,400	914
Wheaton River Minerals Ltd. (a)	369,500	858
TOTAL CANADA		75,595
Cayman Islands - 0.2%
Apex Silver Mines Ltd. (a)	173,800	2,336
China - 1.0%
Byd Co. Ltd. (H Shares)	925,000	2,412
China Oilfield Services Ltd. (H Shares)	1,090,000	316
China Shipping Development Co. Ltd. (H Shares)	1,082,000	711
China Telecom Corp. Ltd. sponsored ADR	159,100	5,169
Lianhua Supermarket Holdings Co. (H Shares)	669,000	655
Peoples Food Holdings Ltd.	2,779,000	1,773
PetroChina Co. Ltd. sponsored ADR	21,800	794
Common Stocks - continued
	Shares	Value (Note 1) (000s)
China - continued
PICC Property & Casualty Co. Ltd. (H Shares)	308,000	$ 72
Tsingtao Brewery Co. Ltd. (H Shares)	918,000	1,194
Zhenhai Refining & Chemical Co. (H Shares)	1,064,000	651
TOTAL CHINA		13,747
Denmark - 2.6%
A.P. Moller - Maersk AS:
Series A	78	591
Series B	410	3,207
Coloplast AS Series B	38,750	3,249
Danske Bank AS	367,775	7,393
Group 4 Falck AS	312,385	6,986
Novo Nordisk AS Series B	251,543	9,016
Novozymes AS Series B	176,000	5,650
TOTAL DENMARK		36,092
Finland - 0.6%
Nokia Corp. sponsored ADR	453,400	7,703
TietoEnator Oyj	10,800	285
TOTAL FINLAND		7,988
France - 5.4%
AXA SA sponsored ADR	309,500	5,881
Bacou Dalloz	24,013	1,869
BNP Paribas SA	163,000	8,535
CNP Assurances	86,093	3,913
Credit Agricole SA	91,800	1,943
Credit Agricole SA rights 11/7/03 (a)	91,800	21
Dassault Aviation SA	3,688	1,339
Essilor International SA	82,578	3,959
Financiere Marc de Lacharriere SA (Fimalac)	57,957	1,651
Financiere Marc de Lacharriere SA (Fimalac) warrants 12/31/06 (a)	5,532	16
Ipsos SA	25,585	2,152
L'Oreal SA	73,350	5,404
Lagardere S.C.A. (Reg.)	10,700	536
Louis Vuitton Moet Hennessy (LVMH)	7,100	489
Neopost SA	99,546	4,925
NRJ Group	84,320	1,646
Pernod-Ricard	45,703	4,394
Suez SA (France)	65,400	1,046
Technip-Coflexip SA	58,527	5,763
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Television Francaise 1 SA	90,733	$ 2,712
Total SA sponsored ADR	169,100	13,202
Vinci SA	25,100	1,813
Vivendi Universal SA sponsored ADR (a)	136,300	2,866
TOTAL FRANCE		76,075
Germany - 3.5%
Allianz AG sponsored ADR	795,070	8,579
Altana AG sponsored ADR	98,750	6,202
AWD Holding AG	19,973	555
Bayerische Hypo Und Verein AG (a)	53,000	1,163
Celanese AG (Reg.)	72,458	2,512
Celesio AG	48,327	2,015
Deutsche Boerse AG	151,076	8,369
Deutsche Telekom AG sponsored ADR (a)	298,100	4,653
Epcos AG (a)	31,300	643
Fresenius Medical Care AG sponsored ADR	246,700	4,680
GFK AG	56,213	1,403
Metro AG	62,000	2,527
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	21,634	178
(Reg.)	27,723	3,295
Stada Arzneimittel AG	49,084	2,535
TOTAL GERMANY		49,309
Greece - 0.8%
Coca-Cola Hellenic Bottling Co. SA (Bearer)	112,120	2,164
Cosmote Mobile Telecommunications SA	109,100	1,249
Greek Organization of Football Prognostics SA	195,510	2,401
Hellenic Technodomiki Tev SA	88,440	465
Public Power Corp. of Greece	167,830	3,605
Technical Olympic SA (Reg.)	143,800	706
TOTAL GREECE		10,590
Hong Kong - 1.9%
Aeon Credit Service (Asia) Co. Ltd.	716,000	445
CNOOC Ltd. sponsored ADR	116,900	4,401
Esprit Holdings Ltd.	189,500	595
Global Bio-Chem Technology Group Co. Ltd.	2,652,000	1,349
Hutchison Whampoa Ltd.	528,000	4,097
Kingboard Chemical Holdings Ltd.	702,000	940
Li & Fung Ltd.	1,248,000	2,097
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - continued
Techtronic Industries Co.	2,828,000	$ 7,793
Television Broadcasts Ltd.	441,000	2,090
Yue Yuen Industrial Holdings Ltd.	867,061	2,456
TOTAL HONG KONG		26,263
India - 2.6%
Bajaj Auto Ltd.	92,600	1,870
Dr. Reddy's Laboratories Ltd.	203,740	5,373
HDFC Bank Ltd.	250,672	1,750
Housing Development Finance Corp. Ltd.	578,750	6,639
I-Flex Solutions Ltd.	123,332	1,869
Infosys Technologies Ltd.	48,776	5,103
Ranbaxy Laboratories Ltd.	260,821	5,658
Satyam Computer Services Ltd.	575,400	3,886
State Bank of India	386,077	4,125
TOTAL INDIA		36,273
Indonesia - 0.1%
PT Bank Rakyat Indonesia (a)(f)	7,993,000	823
Ireland - 1.1%
Allied Irish Banks PLC	147,600	2,154
Bank of Ireland	299,677	3,711
CRH PLC	122,100	2,185
IAWS Group PLC (Ireland)	319,300	3,403
Independent News & Media PLC (Ireland)	1,281,457	2,791
Kerry Group PLC Class A	107,500	1,868
TOTAL IRELAND		16,112
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	79,600	4,528
Italy - 1.3%
Banca Intesa Spa	1,248,431	4,203
Banco Popolare di Verona e Novara	174,813	2,692
Cassa Di Risparmio Di Firenze	502,025	776
ENI Spa sponsored ADR	44,400	3,530
Telecom Italia Spa ADR (a)	259,462	6,720
TOTAL ITALY		17,921
Japan - 14.8%
Access Co. Ltd. (a)	10	576
Aeon Credit Service Ltd.	29,500	1,366
Asahi Glass Co. Ltd.	196,000	1,547
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Avex, Inc.	15,700	$ 313
Canon, Inc. ADR	232,200	11,366
Credit Saison Co. Ltd.	152,000	3,180
Daicel Chemical Industries Ltd.	107,000	454
Daito Trust Construction Co.	74,800	2,313
Daiwa Securities Group, Inc.	1,521,000	11,123
Dwango Co. Ltd.	31	451
Enplas Corp.	34,800	1,155
Fuji Soft ABC, Inc.	10,400	315
Fuji Television Network, Inc.	157	835
Gigno System Japan, Inc.	104	283
Hoya Corp.	62,200	5,629
Index Corp.	52	350
Ito Yokado Ltd.	94,000	3,454
JAFCO Co. Ltd.	34,700	2,967
Kadokawa Shoten Publishing Co. Ltd.	10,500	304
Keyence Corp.	15,100	3,321
Konica Minolta Holdings, Inc.	486,500	6,394
Kyocera Corp.	62,100	3,739
Kyocera Corp. sponsored ADR	10,200	626
Kyorin Pharmaceutical Co. Ltd.	52,000	783
Millea Holdings, Inc.	208	2,478
Mitsubishi Securities Co. Ltd.	103,000	1,171
Murata Manufacturing Co. Ltd.	52,200	2,968
Nikko Cordial Corp.	2,802,000	15,114
Nikon Corp. (a)	186,000	2,824
Nissan Motor Co. Ltd.	563,100	6,366
Nitori Co. Ltd.	8,550	545
Nitto Denko Corp.	80,700	4,235
NOK Corp.	11,000	433
Nomura Holdings, Inc.	929,000	15,954
Olympus Corp.	97,000	2,126
ORIX Corp.	88,300	7,429
Ricoh Co. Ltd.	107,000	2,029
Rohm Co. Ltd.	45,400	6,120
Seiyu Ltd. (a)	770,000	2,486
Shin-Etsu Chemical Co. Ltd.	173,900	6,469
Shinko Electric Industries Co.Ltd.	49,000	1,203
Sony Corp. sponsored ADR	354,000	12,461
Stanley Electric Co. Ltd.	97,000	2,065
Sumitomo Mitsui Financial Group, Inc.	2,323	11,685
TDK Corp.	55,500	3,635
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Terumo Corp.	113,900	$ 2,165
Tokyo Electron Ltd.	148,600	10,651
Toshiba Corp.	1,250,000	5,014
Toyota Industries Corp.	94,500	1,745
Toyota Motor Corp.	32,600	946
Toyota Motor Corp. ADR	154,800	8,981
UFJ Holdings, Inc. (a)	611	2,612
USS Co. Ltd.	10,660	757
Yamada Denki Co. Ltd.	35,300	1,124
TOTAL JAPAN		206,635
Korea (South) - 1.6%
Amorepacific Corp.	13,550	1,860
Honam Petrochemical Corp.	21,210	849
Kookmin Bank	1,260	46
Kookmin Bank sponsord ADR	113,210	4,160
KT&G Corp.	84,650	1,631
LG Card Co. Ltd.	140,810	1,434
LG Electronics, Inc.	27,370	1,418
Samsung Electronics Co. Ltd.	28,900	11,477
TOTAL KOREA (SOUTH)		22,875
Luxembourg - 0.1%
SES Global Fiduciary Depositary Receipts	178,405	1,583
Mexico - 0.7%
Coca-Cola Femsa SA de CV sponsored ADR (a)	152,800	3,087
Fomento Economico Mexicano SA de CV sponsored ADR	66,000	2,358
Grupo Radio Centro SA de CV sponsored ADR	130,900	795
TV Azteca SA de CV sponsored ADR	415,800	3,364
TOTAL MEXICO		9,604
Netherlands - 5.1%
ASML Holding NV (NY Shares) (a)	534,500	9,380
EADS NV	99,108	2,009
Euronext NV	159,347	3,886
Fugro NV (Certificaten Van Aandelen)	62,700	3,141
ING Groep NV sponsored ADR	315,541	6,576
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	105,000	2,361
Koninklijke Philips Electronics NV (NY Shares)	120,300	3,229
Nutreco Holding NV	42,200	1,124
OPG Groep NV (A Shares)	35,100	1,256
Royal Dutch Petroleum Co. (NY Shares)	149,500	6,635
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Netherlands - continued
Unilever NV (NY Shares)	396,600	$ 23,261
Van der Moolen Holding NV sponsored ADR	73,200	632
Vedior NV (Certificaten Van Aandelen)	202,992	2,916
VNU NV	158,049	4,797
TOTAL NETHERLANDS		71,203
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	96,200	4,519
Norway - 1.1%
DnB Holding ASA	841,100	4,886
Gjensidige NOR ASA	49,900	2,035
Orkla ASA (A Shares)	43,650	910
ProSafe ASA	60,350	1,076
Schibsted AS (B Shares)	113,750	1,992
Storebrand ASA (A Shares) (a)	760,300	4,213
TOTAL NORWAY		15,112
Panama - 0.2%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E (a)	180,328	2,705
Portugal - 0.3%
Brisa Auto-Estradas de Portugal SA	296,921	1,851
Portugal Telecom SGPS SA sponsored ADR	209,600	1,771
TOTAL PORTUGAL		3,622
Russia - 1.3%
JSC MMC 'Norilsk Nickel' sponsored ADR	54,400	2,788
Lukoil Oil Co. sponsored ADR	43,100	3,504
Mobile TeleSystems OJSC sponsored ADR	30,300	2,348
OAO Gazprom sponsored ADR	99,500	2,388
Sibneft sponsored ADR	65,900	1,433
Surgutneftegaz JSC sponsored ADR	31,900	792
YUKOS Corp. sponsored ADR	116,957	5,403
TOTAL RUSSIA		18,656
Singapore - 0.2%
Datacraft Asia Ltd. (a)	532,000	665
Fraser & Neave Ltd.	101,620	719
Want Want Holdings Ltd.	1,493,000	1,262
TOTAL SINGAPORE		2,646
Common Stocks - continued
	Shares	Value (Note 1) (000s)
South Africa - 0.4%
Anglo American Platinum Corp. Ltd.	25,100	$ 1,075
Gold Fields Ltd. sponsored ADR	91,600	1,312
Harmony Gold Mining Co. Ltd. sponsored ADR	193,600	2,927
MTN Group Ltd. (a)	108,000	387
TOTAL SOUTH AFRICA		5,701
Spain - 4.1%
Actividades de Construccion y Servicios SA (ACS)	136,771	5,739
Altadis SA (Spain)	470,969	11,381
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	456,100	5,209
Banco Espanol de Credito SA (Reg.)	52,600	526
Banco Popular Espanol SA (Reg.)	94,876	4,916
Banco Santander Central Hispano SA ADR	788,400	7,513
Compania de Distribucion Integral Logista SA	76,480	2,051
Fomento Construcciones y Contratas SA (FOCSA)	100,734	3,274
Grupo Auxiliar Metalurgico SA (Gamesa)	40,600	1,095
Grupo Ferrovial SA	111,471	3,172
Inditex SA	189,456	3,900
Prosegur Comp Securidad SA (Reg.)	65,200	1,057
Repsol YPF SA sponsored ADR	84,300	1,464
Telefonica SA sponsored ADR	145,900	5,457
Union Fenosa SA	54,400	876
TOTAL SPAIN		57,630
Sweden - 2.1%
Eniro AB	268,000	2,138
Getinge AB (B Shares)	72,800	2,654
Hennes & Mauritz AB (H&M) (B Shares)	173,400	3,664
Nordea AB	241,100	1,490
OMHEX AB	161,500	1,649
Securitas AB (B Shares)	560,000	6,863
Svenska Cellulosa AB (SCA) (B Shares)	93,850	3,529
Swedish Match Co.	352,300	2,856
Tele2 AB (B Shares) (a)	32,500	1,629
Telefonaktiebolaget LM Ericsson ADR (a)	197,500	3,373
TV 4 AB (A Shares)	12,500	244
TOTAL SWEDEN		30,089
Switzerland - 6.6%
Actelion Ltd. (Reg.) (a)	39,490	3,741
Alcon, Inc.	88,400	4,872
Compagnie Financiere Richemont unit	101,226	2,269
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Switzerland - continued
Converium Holding AG	54,318	$ 2,666
Credit Suisse Group sponsored ADR	330,500	11,660
INFICON Holding AG (a)	23,156	1,727
Nestle SA (Reg.)	30,138	6,609
Nobel Biocare Holding AG (Switzerland)	83,267	7,360
Novartis AG sponsored ADR	717,432	27,534
Roche Holding AG (participation certificate)	127,964	10,548
Schindler Holding AG (Reg'd.) (a)	9,961	2,504
SIG Holding AG	12,046	1,611
Swiss Life Holding (a)	6,903	1,166
Tecan Group AG	46,549	1,667
The Swatch Group AG (Reg.)	188,286	4,003
UBS AG (NY Shares)	45,647	2,800
TOTAL SWITZERLAND		92,737
Taiwan - 1.0%
Chinatrust Financial Holding Co.	1,418,650	1,476
Fubon Financial Holding Co. Ltd.	1,603,787	1,692
Hon Hai Precision Industries Co. Ltd.	967,000	4,332
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,563,160	5,061
United Microelectronics Corp. (a)	664,000	609
Yuanta Core Pacific Securities Co. Ltd.	1,115,789	694
TOTAL TAIWAN		13,864
Thailand - 0.0%
BEC World PCL (For. Reg.)	54,500	330
United Kingdom - 16.1%
Amdocs Ltd. (a)	109,800	2,356
Amersham PLC	104,400	1,298
Anglo American PLC:
ADR	32,205	658
(United Kingdom)	70,800	1,447
ARM Holdings PLC sponsored ADR (a)	258,400	1,496
AstraZeneca PLC sponsored ADR	311,100	14,833
Astro All Asia Networks PLC (a)	166,000	206
BAE Systems PLC	1,005,600	3,118
BBA Group PLC	336,800	1,482
BOC Group PLC	264,227	3,597
BP PLC sponsored ADR	232,000	9,832
British American Tobacco PLC sponsored ADR	267,400	6,436
Capita Group PLC	1,058,600	4,435
Capital Radio PLC	141,792	1,129
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Celltech Group PLC (a)	252,012	$ 1,960
Centrica PLC	1,508,900	4,717
Danka Business Systems PLC sponsored ADR (a)	324,900	997
Enterprise Inns PLC	232,313	3,328
French Connection Group PLC	45,350	1,516
Gallaher Group PLC sponsored ADR	86,500	3,456
GlaxoSmithKline PLC sponsored ADR	383,180	16,588
Hays PLC	860,800	1,779
HSBC Holdings PLC:
(United Kingdom) (Reg.)	3,300	50
sponsored ADR	221,500	16,628
Icap PLC	32,600	764
Inchcape PLC	160,460	3,714
Intertek Group PLC	314,600	2,737
Johnston Press PLC	215,570	1,698
Kesa Electricals PLC	475,912	1,968
Kingfisher PLC	895,374	4,286
London Stock Exchange PLC	299,023	1,938
Maiden Group PLC	187,100	808
Man Group PLC	112,600	2,765
National Grid Transco PLC	201,400	1,284
Next PLC	285,800	5,714
Northern Rock PLC	243,800	2,927
Pennon Group PLC	106,601	1,153
PHS Group PLC	677,708	993
Prudential PLC	837,000	6,485
Punch Taverns Ltd.	341,700	1,964
Reckitt Benckiser PLC	442,100	9,289
Rentokil Initial PLC	641,300	2,426
Rio Tinto PLC (Reg.)	166,700	4,128
Royal Bank of Scotland Group PLC	101,800	2,724
Shire Pharmaceuticals Group PLC sponsored ADR (a)	122,100	2,796
Signet Group PLC	213,200	374
SMG PLC	813,557	1,392
Smith & Nephew PLC	1,008,200	7,999
Standard Chartered PLC	154,100	2,461
Taylor Nelson Sofres PLC	958,520	3,500
Tesco PLC	2,792,700	11,179
Trinity Mirror PLC	259,695	2,381
United Business Media PLC	160,509	1,262
Vodafone Group PLC sponsored ADR	871,800	18,439
William Hill PLC	577,000	3,314
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Wolfson Microelectronics PLC (a)	39,100	$ 157
Xstrata PLC	454,781	4,662
Yell Group PLC (a)	401,000	1,950
TOTAL UNITED KINGDOM		224,973
United States of America - 3.9%
Affiliated Computer Services, Inc. Class A (a)	24,200	1,184
AFLAC, Inc.	86,600	3,159
Baxter International, Inc.	58,900	1,566
Central European Distribution Corp. (a)	48,700	1,831
Forest Laboratories, Inc. (a)	59,700	2,986
Fox Entertainment Group, Inc. Class A (a)	60,000	1,662
Freeport-McMoRan Copper & Gold, Inc. Class B	122,200	4,735
Golden Telecom, Inc. (a)	10,800	280
Merck & Co., Inc.	52,800	2,336
Mettler-Toledo International, Inc. (a)	105,700	4,053
Motorola, Inc.	635,900	8,604
Newmont Mining Corp. Holding Co.	89,420	3,915
NTL, Inc. (a)	125,590	7,753
Orthofix International NV (a)	70,400	2,570
Phelps Dodge Corp. (a)	39,500	2,439
Synthes-Stratec, Inc.	6,544	5,985
TOTAL UNITED STATES OF AMERICA		55,058
TOTAL COMMON STOCKS (Cost $1,080,343)		1,270,081
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
Metrophotonics, Inc. Series 2 (g)	8,500	85
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Fresenius Medical Care AG	63,600	2,601
Porsche AG (non-vtg.)	5,400	2,643
TOTAL GERMANY		5,244
TOTAL PREFERRED STOCKS (Cost $4,941)		5,329
Investment Companies - 0.4%
	Shares	Value (Note 1) (000s)
China - 0.1%
China Fund, Inc.	35,400	$ 1,230
Templeton China World Fund, Inc.	54,100	837
TOTAL CHINA		2,067
India - 0.1%
The India Fund, Inc.	55,645	1,056
Multi-National - 0.2%
Templeton Dragon Fund, Inc.	181,200	2,838
TOTAL INVESTMENT COMPANIES (Cost $3,915)		5,961
Nonconvertible Bonds - 0.6%
		Principal Amount (000s)
United Kingdom - 0.4%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)		$ 810	358
0% 2/1/10 (c)(d)		1,805	727
9.875% 2/1/10 (c)		2,305	1,187
11.25% 11/1/08 (c)		210	113
Telewest PLC:
11% 10/1/07 (c)		5,550	2,997
yankee 9.625% 10/1/06 (c)		835	443
TOTAL UNITED KINGDOM			5,825
United States of America - 0.2%
NTL, Inc. 19% 1/1/10		2,333	2,275
TOTAL NONCONVERTIBLE BONDS (Cost $6,771)			8,100
Government Obligations - 0.4%

Japan - 0.4%
Japan Government 0.2% 9/20/05 (Cost $4,941)	JPY	544,400	4,960
Money Market Funds - 10.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.07% (b) (Cost $146,280)	146,280,436	$ 146,280
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,247,191)		1,440,711
NET OTHER ASSETS - (3.1)%		(42,782)
NET ASSETS - 100%	$ 1,397,929
Currency Abbreviations
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,238,000 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ITF Optical Technologies, Inc. Series A	10/11/00	$ 90
Metrophotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $993,935,000 and $336,180,000, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $6,424,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $167,000 or 0% of net assets.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $62,647,000 of which $30,705,000 and $31,942,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $43,117) (cost $1,247,191) - See accompanying schedule		$ 1,440,711
Cash		197
Foreign currency held at value (cost $ 1,025)		1,029
Receivable for investments sold		7,841
Receivable for fund shares sold		18,274
Dividends receivable		2,382
Interest receivable		103
Prepaid expenses		4
Other receivables		6
Total assets		1,470,547

Liabilities
Payable for investments purchased Regular delivery	$ 22,339
Delayed delivery	831
Payable for fund shares redeemed	1,081
Accrued management fee	796
Distribution fees payable	436
Other payables and accrued expenses	2,346
Collateral on securities loaned, at value	44,789
Total liabilities		72,618

Net Assets		$ 1,397,929
Net Assets consist of:
Paid in capital		$ 1,265,301
Undistributed net investment income		6,506
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(65,469)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		191,591
Net Assets		$ 1,397,929

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($240,719 ÷ 16,489 shares)	$ 14.60

Maximum offering price per share (100/94.25 of $14.60)	$ 15.49
Class T: Net Asset Value and redemption price per share ($552,442 ÷ 38,191 shares)	$ 14.47

Maximum offering price per share (100/96.50 of $14.47)	$ 14.99
Class B: Net Asset Value and offering price per share ($89,290 ÷ 6,294 shares) A	$ 14.19

Class C: Net Asset Value and offering price per share ($124,003 ÷ 8,722 shares) A	$ 14.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($391,475 ÷ 26,551 shares)	$ 14.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends		$ 15,593
Interest		1,320
Security lending		340
		17,253
Less foreign taxes withheld		(1,498)
Total income		15,755

Expenses
Management fee	$ 5,424
Transfer agent fees	2,286
Distribution fees	3,343
Accounting and security lending fees	431
Non-interested trustees' compensation	3
Custodian fees and expenses	629
Registration fees	175
Audit	59
Legal	17
Miscellaneous	15
Total expenses before reductions	12,382
Expense reductions	(196)	12,186
Net investment income (loss)		3,569
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	14,691
Foreign currency transactions	132
Total net realized gain (loss)		14,823
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $1,978)	218,069
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		218,068
Net gain (loss)		232,891
Net increase (decrease) in net assets resulting from operations		$ 236,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,569	$ 1,013
Net realized gain (loss)	14,823	(33,236)
Change in net unrealized appreciation (depreciation)	218,068	(2,842)
Net increase (decrease) in net assets resulting from operations	236,460	(35,065)
Distributions to shareholders from net investment income	(1,439)	-
Share transactions - net increase (decrease)	716,381	160,808
Total increase (decrease) in net assets	951,402	125,743

Net Assets
Beginning of period	446,527	320,784
End of period (including undistributed net investment income of $6,506 and undistributed net investment income of $1,106, respectively)	$ 1,397,929	$ 446,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.12	$ 11.87	$ 14.54	$ 13.05	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.09	.07	.10	.22F	.01
Net realized and unrealized gain (loss)	3.45	(.82)	(2.48)	1.49	3.04
Total from investment operations	3.54	(.75)	(2.38)	1.71	3.05
Distributions from net investment income	(.06)	-	(.29)	(.03)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	(.06)	-	(.29)	(.22)	-
Net asset value, end of period	$ 14.60	$ 11.12	$ 11.87	$ 14.54	$ 13.05
Total ReturnB,C,D	31.99%	(6.32)%	(16.69)%	13.13%	30.50%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.42%	1.46%	1.50%	1.52%	2.60%A
Expenses net of voluntary waivers, if any	1.42%	1.46%	1.50%	1.52%	2.00%A
Expenses net of all reductions	1.39%	1.43%	1.46%	1.50%	1.97%A
Net investment income (loss)	.71%	.54%	.77%	1.44%	.05%A
Supplemental Data
Net assets, end of period (in millions)	$ 241	$ 52	$ 38	$ 27	$ 4
Portfolio turnover rate	49%	53%	84%	87%	78%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 11.80	$ 14.46	$ 13.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.02	.06	.17 F	(.02)
Net realized and unrealized gain (loss)	3.43	(.81)	(2.46)	1.49	3.04
Total from investment operations	3.48	(.79)	(2.40)	1.66	3.02
Distributions from net investment income	(.02)	-	(.26)	(.03)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	(.02)	-	(.26)	(.22)	-
Net asset value, end of period	$ 14.47	$ 11.01	$ 11.80	$ 14.46	$ 13.02
Total Return B,C,D	31.66%	(6.69)%	(16.90)%	12.78%	30.20%
Ratios to Average Net Assets H
Expenses before expense reductions	1.75%	1.79%	1.81%	1.82%	2.84% A
Expenses net of voluntary waivers, if any	1.75%	1.79%	1.81%	1.82%	2.25% A
Expenses net of all reductions	1.72%	1.76%	1.76%	1.80%	2.22% A
Net investment income (loss)	.38%	.21%	.47%	1.15%	(.20)%A
Supplemental Data
Net assets, end of period (in millions)	$ 552	$ 204	$ 153	$ 139	$ 32
Portfolio turnover rate	49%	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 11.68	$ 14.33	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	(.04)	(.01)	.09F	(.07)
Net realized and unrealized gain (loss)	3.37	(.80)	(2.44)	1.49	3.03
Total from investment operations	3.35	(.84)	(2.45)	1.58	2.96
Distributions from net investment income	-	-	(.20)	(.02)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	-	-	(.20)	(.21)	-
Net asset value, end of period	$ 14.19	$ 10.84	$ 11.68	$ 14.33	$ 12.96
Total ReturnB,C,D	30.90%	(7.19)%	(17.33)%	12.21%	29.60%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.32%	2.32%	2.35%	2.36%	3.38%A
Expenses net of voluntary waivers, if any	2.32%	2.32%	2.35%	2.36%	2.75%A
Expenses net of all reductions	2.29%	2.29%	2.30%	2.34%	2.72%A
Net investment income (loss)	(.19)%	(.32)%	(.07)%	.60%	(.70)%A
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 49	$ 42	$ 44	$ 11
Portfolio turnover rate	49%	53%	84%	87%	78%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 11.68	$ 14.34	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	-I	.10 F	(.07)
Net realized and unrealized gain (loss)	3.37	(.79)	(2.45)	1.48	3.03
Total from investment operations	3.36	(.82)	(2.45)	1.58	2.96
Distributions from net investment income	-	-	(.21)	(.01)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	-	-	(.21)	(.20)	-
Net asset value, end of period	$ 14.22	$ 10.86	$ 11.68	$ 14.34	$ 12.96
Total Return B,C,D	30.94%	(7.02)%	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.23%	2.25%	2.28%	2.32%	3.36% A
Expenses net of voluntary waivers, if any	2.23%	2.25%	2.28%	2.32%	2.75% A
Expenses net of all reductions	2.20%	2.22%	2.24%	2.30%	2.72% A
Net investment income (loss)	(.10)%	(.25)%	(.01)%	.65%	(.70)%A
Supplemental Data
Net assets, end of period (in millions)	$ 124	$ 54	$ 44	$ 38	$ 8
Portfolio turnover rate	49%	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than .01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 11.94	$ 14.60	$ 13.08	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.13	.11	.14	.26E	.03
Net realized and unrealized gain (loss)	3.48	(.83)	(2.48)	1.49	3.05
Total from investment operations	3.61	(.72)	(2.34)	1.75	3.08
Distributions from net investment income	(.09)	-	(.32)	(.04)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	(.09)	-	(.32)	(.23)	-
Net asset value, end of period	$ 14.74	$ 11.22	$ 11.94	$ 14.60	$ 13.08
Total ReturnB,C	32.41%	(6.03)%	(16.38)%	13.42%	30.80%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.09%	1.11%	1.17%	1.24%	2.34%A
Expenses net of voluntary waivers, if any	1.09%	1.11%	1.17%	1.24%	1.75%A
Expenses net of all reductions	1.06%	1.07%	1.12%	1.22%	1.72%A
Net investment income (loss)	1.04%	.89%	1.11%	1.73%	.30%A
Supplemental Data
Net assets, end of period (in millions)	$ 391	$ 88	$ 43	$ 20	$ 4
Portfolio turnover rate	49%	53%	84%	87%	78%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.13 per share.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regula-tory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 208,639	|
Unrealized depreciation	(23,720)
Net unrealized appreciation (depreciation)	184,919
Undistributed ordinary income	10,355
Capital loss carryforward	(62,647)
Cost for federal income tax purposes	$ 1,255,792

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 1,439	$ -

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash

Annual Report

2. Operating Policies - continued

Annual Report

Repurchase Agreements - continued

balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Annual Report

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45%

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 247	$ 2	$ 1
Class T	.25%	.25%	1,710	11	6
Class B	.75%	.25%	624	468	-
Class C	.75%	.25%	762	217	-
			$ 3,343	$ 698	$ 7

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 144
Class T	59
Class B*	154
Class C*	24
$ 381

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 267.27
Class T	1,190.35
Class B	265.42
Class C	255.33
Institutional Class	309.19
	$ 2,286

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $888 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 186	$ 3
Class A	1	-	-
Class T	6	-	-
	$ 7	$ 186	$ 3

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31, 2003	Years ended October 31, 2002
From net investment income
Class A	$ 292	$ -
Class T	397	-
Institutional Class	750	-
Total	$ 1,439	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	16,942	4,966	$ 218,725	$ 60,391
Reinvestment of distributions	24	-	271	-
Shares redeemed	(5,120)	(3,525)	(63,239)	(43,045)
Net increase (decrease)	11,846	1,441	$ 155,757	$ 17,346
Class T
Shares sold	29,220	11,344	$ 358,219	$ 137,199
Reinvestment of distributions	33	-	370	-
Shares redeemed	(9,624)	(5,761)	(117,763)	(69,065)
Net increase (decrease)	19,629	5,583	$ 240,826	$ 68,134
Class B
Shares sold	2,720	1,844	$ 32,792	$ 21,855
Shares redeemed	(917)	(959)	(10,619)	(11,319)
Net increase (decrease)	1,803	885	$ 22,173	$ 10,536
Class C
Shares sold	5,286	2,496	$ 64,958	$ 29,291
Shares redeemed	(1,527)	(1,316)	(17,673)	(15,655)
Net increase (decrease)	3,759	1,180	$ 47,285	$ 13,636
Institutional Class
Shares sold	26,478	8,596	$ 351,243	$ 105,185
Reinvestment of distributions	29	-	326	-
Shares redeemed	(7,794)	(4,386)	(101,229)	(54,029)
Net increase (decrease)	18,713	4,210	$ 250,340	$ 51,156

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Diversified International (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

William Bower (36)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. Mr. Bower is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Bower managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Diversified International. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Diversified International. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Diversified International. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Diversified International. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Diversified International. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/9/02	$.074	$.014
Class T	12/9/02	$.034	$.014

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ADIF-UANN-1203
1.784735.100

Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard and Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fundA
Institutional Class	32.41%	9.31%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bill Bower, Portfolio Manager of Fidelity® Advisor Diversified International Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% -- had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America Index rose 59.75%. Canadian equities, as measured by the S&P®/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Advisor Diversified International Fund's Institutional Class shares were up 32.41%, topping the LipperSM International Funds Average, which rose 24.51%, as well as the MSCI EAFE index. Superior stock selection was the main reason for the fund's outperformance, with the fund beating the index's holdings in eight of the 10 major market sectors The portfolio's biggest advantage came in the energy industry, where an emphasis on energy services stocks, as well as companies with little exposure to the Middle East, proved quite helpful. Elsewhere, Japanese brokerage stocks were beneficiaries of the rising equity markets, and our holdings of Nomura and Nikko Cordial were top performers. Additionally, increasing the fund's emerging-markets exposure early in the period worked out well, as several of these stocks were among the fund's top contributors. Keeping a low exposure to European technology companies was disappointing, however, given that the market's willingness to pay for their only modestly better earnings growth was much greater than I expected, and these stocks rose. Looking at individual detractors, Anglo/Dutch consumer staples giant Unilever was hurt by disappointing third-quarter 2003 sales, and Swiss pharmaceutical firm Novartis declined due to lower-than-expected third-quarter profits.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	2.0	2.5
Unilever NV (NY Shares) (Netherlands, Food Products)	1.7	2.0
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.3	0.9
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.2	1.2
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.2	1.6
	7.4
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.6	22.1
Health Care	13.2	14.3
Consumer Discretionary	11.8	12.4
Information Technology	10.7	9.6
Consumer Staples	9.0	11.1
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	16.5	15.0
Japan	15.2	11.3
Switzerland	6.6	7.4
France	5.4	7.2
Canada	5.4	5.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks and Investment Companies 91.6%	Stocks and Investment Companies 94.0%
Bonds 1.0%	Bonds 1.0%
Short-Term Investments and Net Other Assets 7.4%	Short-Term Investments and Net Other Assets 5.0%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1) (000s)
Australia - 2.6%
Australia & New Zealand Banking Group Ltd.	319,800	$ 4,029
Australia & New Zealand Banking Group Ltd. rights 11/24/03 (a)	58,145	177
Australian Gas Light Co.	308,407	2,336
Billabong International Ltd.	190,900	989
CSL Ltd.	410,923	4,944
Fosters Group Ltd.	556,242	1,799
Macquarie Bank Ltd.	164,147	4,048
National Australia Bank Ltd.	121,600	2,633
News Corp. Ltd.:
ADR	54,700	1,950
sponsored ADR	23,300	687
Promina Group Ltd.	586,555	1,378
QBE Insurance Group Ltd.	901,525	6,572
Sons of Gwalia Ltd.	41,800	102
Suncorp-Metway Ltd.	265,400	2,436
Westfield Holdings Ltd.	198,900	2,000
TOTAL AUSTRALIA		36,080
Belgium - 0.4%
Agfa-Gevaert NV	102,909	2,545
Groupe Bruxelles Lambert SA (GBL)	22,310	1,074
Melexis NV	159,750	1,745
TOTAL BELGIUM		5,364
Bermuda - 0.3%
Aquarius Platinum Ltd. (Australia)	373,455	2,075
Clear Media Ltd. (a)	3,064,100	2,012
TOTAL BERMUDA		4,087
Brazil - 0.8%
Companhia Vale do Rio Doce sponsored ADR	174,400	7,979
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	25,000	649
Petroleo Brasileiro SA Petrobras sponsored ADR	116,100	2,728
TOTAL BRAZIL		11,356
Canada - 5.4%
Aber Diamond Corp. (a)	55,500	1,753
Alcan, Inc.	64,800	2,585
Astral Media, Inc. Class A (non-vtg.)	61,200	1,216
Barrick Gold Corp.	89,100	1,733
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Canada - continued
BCE, Inc.	80,300	$ 1,818
Bombardier, Inc. Class B (sub. vtg.)	407,100	1,828
Canadian Natural Resources Ltd.	55,900	2,374
Canadian Western Bank, Edmonton	23,600	715
EnCana Corp.	243,344	8,355
Falconbridge Ltd.	79,800	1,555
ITF Optical Technologies, Inc. Series A (g)	1,792	2
Kinross Gold Corp. (a)(e)	96,700	793
Kinross Gold Corp. (a)	63,433	520
Loblaw Companies Ltd.	23,800	1,153
Mega Bloks, Inc. (a)	67,900	1,293
Mega Bloks, Inc. (a)(e)	23,400	445
Meridian Gold, Inc. (a)	54,500	691
Metro, Inc. Class A (sub. vtg.)	24,000	361
National Bank of Canada	124,400	3,860
OZ Optics Ltd. unit (g)	5,400	80
Petro-Canada	231,200	9,316
PetroKazakhstan, Inc. Class A (a)	127,200	2,894
Power Corp. of Canada (sub. vtg.)	118,100	3,879
Precision Drilling Corp. (a)	173,400	6,822
Saputo, Inc.	89,000	1,769
Sun Life Financial, Inc.	175,418	4,336
Talisman Energy, Inc.	112,000	5,470
TELUS Corp. (non-vtg.)	61,600	1,079
Thunder Energy, Inc. (a)	81,300	438
TimberWest Forest Corp. unit	242,300	2,128
TransCanada Corp.	125,600	2,562
Trican Well Service Ltd. (a)	52,400	914
Wheaton River Minerals Ltd. (a)	369,500	858
TOTAL CANADA		75,595
Cayman Islands - 0.2%
Apex Silver Mines Ltd. (a)	173,800	2,336
China - 1.0%
Byd Co. Ltd. (H Shares)	925,000	2,412
China Oilfield Services Ltd. (H Shares)	1,090,000	316
China Shipping Development Co. Ltd. (H Shares)	1,082,000	711
China Telecom Corp. Ltd. sponsored ADR	159,100	5,169
Lianhua Supermarket Holdings Co. (H Shares)	669,000	655
Peoples Food Holdings Ltd.	2,779,000	1,773
PetroChina Co. Ltd. sponsored ADR	21,800	794
Common Stocks - continued
	Shares	Value (Note 1) (000s)
China - continued
PICC Property & Casualty Co. Ltd. (H Shares)	308,000	$ 72
Tsingtao Brewery Co. Ltd. (H Shares)	918,000	1,194
Zhenhai Refining & Chemical Co. (H Shares)	1,064,000	651
TOTAL CHINA		13,747
Denmark - 2.6%
A.P. Moller - Maersk AS:
Series A	78	591
Series B	410	3,207
Coloplast AS Series B	38,750	3,249
Danske Bank AS	367,775	7,393
Group 4 Falck AS	312,385	6,986
Novo Nordisk AS Series B	251,543	9,016
Novozymes AS Series B	176,000	5,650
TOTAL DENMARK		36,092
Finland - 0.6%
Nokia Corp. sponsored ADR	453,400	7,703
TietoEnator Oyj	10,800	285
TOTAL FINLAND		7,988
France - 5.4%
AXA SA sponsored ADR	309,500	5,881
Bacou Dalloz	24,013	1,869
BNP Paribas SA	163,000	8,535
CNP Assurances	86,093	3,913
Credit Agricole SA	91,800	1,943
Credit Agricole SA rights 11/7/03 (a)	91,800	21
Dassault Aviation SA	3,688	1,339
Essilor International SA	82,578	3,959
Financiere Marc de Lacharriere SA (Fimalac)	57,957	1,651
Financiere Marc de Lacharriere SA (Fimalac) warrants 12/31/06 (a)	5,532	16
Ipsos SA	25,585	2,152
L'Oreal SA	73,350	5,404
Lagardere S.C.A. (Reg.)	10,700	536
Louis Vuitton Moet Hennessy (LVMH)	7,100	489
Neopost SA	99,546	4,925
NRJ Group	84,320	1,646
Pernod-Ricard	45,703	4,394
Suez SA (France)	65,400	1,046
Technip-Coflexip SA	58,527	5,763
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Television Francaise 1 SA	90,733	$ 2,712
Total SA sponsored ADR	169,100	13,202
Vinci SA	25,100	1,813
Vivendi Universal SA sponsored ADR (a)	136,300	2,866
TOTAL FRANCE		76,075
Germany - 3.5%
Allianz AG sponsored ADR	795,070	8,579
Altana AG sponsored ADR	98,750	6,202
AWD Holding AG	19,973	555
Bayerische Hypo Und Verein AG (a)	53,000	1,163
Celanese AG (Reg.)	72,458	2,512
Celesio AG	48,327	2,015
Deutsche Boerse AG	151,076	8,369
Deutsche Telekom AG sponsored ADR (a)	298,100	4,653
Epcos AG (a)	31,300	643
Fresenius Medical Care AG sponsored ADR	246,700	4,680
GFK AG	56,213	1,403
Metro AG	62,000	2,527
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	21,634	178
(Reg.)	27,723	3,295
Stada Arzneimittel AG	49,084	2,535
TOTAL GERMANY		49,309
Greece - 0.8%
Coca-Cola Hellenic Bottling Co. SA (Bearer)	112,120	2,164
Cosmote Mobile Telecommunications SA	109,100	1,249
Greek Organization of Football Prognostics SA	195,510	2,401
Hellenic Technodomiki Tev SA	88,440	465
Public Power Corp. of Greece	167,830	3,605
Technical Olympic SA (Reg.)	143,800	706
TOTAL GREECE		10,590
Hong Kong - 1.9%
Aeon Credit Service (Asia) Co. Ltd.	716,000	445
CNOOC Ltd. sponsored ADR	116,900	4,401
Esprit Holdings Ltd.	189,500	595
Global Bio-Chem Technology Group Co. Ltd.	2,652,000	1,349
Hutchison Whampoa Ltd.	528,000	4,097
Kingboard Chemical Holdings Ltd.	702,000	940
Li & Fung Ltd.	1,248,000	2,097
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - continued
Techtronic Industries Co.	2,828,000	$ 7,793
Television Broadcasts Ltd.	441,000	2,090
Yue Yuen Industrial Holdings Ltd.	867,061	2,456
TOTAL HONG KONG		26,263
India - 2.6%
Bajaj Auto Ltd.	92,600	1,870
Dr. Reddy's Laboratories Ltd.	203,740	5,373
HDFC Bank Ltd.	250,672	1,750
Housing Development Finance Corp. Ltd.	578,750	6,639
I-Flex Solutions Ltd.	123,332	1,869
Infosys Technologies Ltd.	48,776	5,103
Ranbaxy Laboratories Ltd.	260,821	5,658
Satyam Computer Services Ltd.	575,400	3,886
State Bank of India	386,077	4,125
TOTAL INDIA		36,273
Indonesia - 0.1%
PT Bank Rakyat Indonesia (a)(f)	7,993,000	823
Ireland - 1.1%
Allied Irish Banks PLC	147,600	2,154
Bank of Ireland	299,677	3,711
CRH PLC	122,100	2,185
IAWS Group PLC (Ireland)	319,300	3,403
Independent News & Media PLC (Ireland)	1,281,457	2,791
Kerry Group PLC Class A	107,500	1,868
TOTAL IRELAND		16,112
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	79,600	4,528
Italy - 1.3%
Banca Intesa Spa	1,248,431	4,203
Banco Popolare di Verona e Novara	174,813	2,692
Cassa Di Risparmio Di Firenze	502,025	776
ENI Spa sponsored ADR	44,400	3,530
Telecom Italia Spa ADR (a)	259,462	6,720
TOTAL ITALY		17,921
Japan - 14.8%
Access Co. Ltd. (a)	10	576
Aeon Credit Service Ltd.	29,500	1,366
Asahi Glass Co. Ltd.	196,000	1,547
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Avex, Inc.	15,700	$ 313
Canon, Inc. ADR	232,200	11,366
Credit Saison Co. Ltd.	152,000	3,180
Daicel Chemical Industries Ltd.	107,000	454
Daito Trust Construction Co.	74,800	2,313
Daiwa Securities Group, Inc.	1,521,000	11,123
Dwango Co. Ltd.	31	451
Enplas Corp.	34,800	1,155
Fuji Soft ABC, Inc.	10,400	315
Fuji Television Network, Inc.	157	835
Gigno System Japan, Inc.	104	283
Hoya Corp.	62,200	5,629
Index Corp.	52	350
Ito Yokado Ltd.	94,000	3,454
JAFCO Co. Ltd.	34,700	2,967
Kadokawa Shoten Publishing Co. Ltd.	10,500	304
Keyence Corp.	15,100	3,321
Konica Minolta Holdings, Inc.	486,500	6,394
Kyocera Corp.	62,100	3,739
Kyocera Corp. sponsored ADR	10,200	626
Kyorin Pharmaceutical Co. Ltd.	52,000	783
Millea Holdings, Inc.	208	2,478
Mitsubishi Securities Co. Ltd.	103,000	1,171
Murata Manufacturing Co. Ltd.	52,200	2,968
Nikko Cordial Corp.	2,802,000	15,114
Nikon Corp. (a)	186,000	2,824
Nissan Motor Co. Ltd.	563,100	6,366
Nitori Co. Ltd.	8,550	545
Nitto Denko Corp.	80,700	4,235
NOK Corp.	11,000	433
Nomura Holdings, Inc.	929,000	15,954
Olympus Corp.	97,000	2,126
ORIX Corp.	88,300	7,429
Ricoh Co. Ltd.	107,000	2,029
Rohm Co. Ltd.	45,400	6,120
Seiyu Ltd. (a)	770,000	2,486
Shin-Etsu Chemical Co. Ltd.	173,900	6,469
Shinko Electric Industries Co.Ltd.	49,000	1,203
Sony Corp. sponsored ADR	354,000	12,461
Stanley Electric Co. Ltd.	97,000	2,065
Sumitomo Mitsui Financial Group, Inc.	2,323	11,685
TDK Corp.	55,500	3,635
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Terumo Corp.	113,900	$ 2,165
Tokyo Electron Ltd.	148,600	10,651
Toshiba Corp.	1,250,000	5,014
Toyota Industries Corp.	94,500	1,745
Toyota Motor Corp.	32,600	946
Toyota Motor Corp. ADR	154,800	8,981
UFJ Holdings, Inc. (a)	611	2,612
USS Co. Ltd.	10,660	757
Yamada Denki Co. Ltd.	35,300	1,124
TOTAL JAPAN		206,635
Korea (South) - 1.6%
Amorepacific Corp.	13,550	1,860
Honam Petrochemical Corp.	21,210	849
Kookmin Bank	1,260	46
Kookmin Bank sponsord ADR	113,210	4,160
KT&G Corp.	84,650	1,631
LG Card Co. Ltd.	140,810	1,434
LG Electronics, Inc.	27,370	1,418
Samsung Electronics Co. Ltd.	28,900	11,477
TOTAL KOREA (SOUTH)		22,875
Luxembourg - 0.1%
SES Global Fiduciary Depositary Receipts	178,405	1,583
Mexico - 0.7%
Coca-Cola Femsa SA de CV sponsored ADR (a)	152,800	3,087
Fomento Economico Mexicano SA de CV sponsored ADR	66,000	2,358
Grupo Radio Centro SA de CV sponsored ADR	130,900	795
TV Azteca SA de CV sponsored ADR	415,800	3,364
TOTAL MEXICO		9,604
Netherlands - 5.1%
ASML Holding NV (NY Shares) (a)	534,500	9,380
EADS NV	99,108	2,009
Euronext NV	159,347	3,886
Fugro NV (Certificaten Van Aandelen)	62,700	3,141
ING Groep NV sponsored ADR	315,541	6,576
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	105,000	2,361
Koninklijke Philips Electronics NV (NY Shares)	120,300	3,229
Nutreco Holding NV	42,200	1,124
OPG Groep NV (A Shares)	35,100	1,256
Royal Dutch Petroleum Co. (NY Shares)	149,500	6,635
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Netherlands - continued
Unilever NV (NY Shares)	396,600	$ 23,261
Van der Moolen Holding NV sponsored ADR	73,200	632
Vedior NV (Certificaten Van Aandelen)	202,992	2,916
VNU NV	158,049	4,797
TOTAL NETHERLANDS		71,203
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	96,200	4,519
Norway - 1.1%
DnB Holding ASA	841,100	4,886
Gjensidige NOR ASA	49,900	2,035
Orkla ASA (A Shares)	43,650	910
ProSafe ASA	60,350	1,076
Schibsted AS (B Shares)	113,750	1,992
Storebrand ASA (A Shares) (a)	760,300	4,213
TOTAL NORWAY		15,112
Panama - 0.2%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E (a)	180,328	2,705
Portugal - 0.3%
Brisa Auto-Estradas de Portugal SA	296,921	1,851
Portugal Telecom SGPS SA sponsored ADR	209,600	1,771
TOTAL PORTUGAL		3,622
Russia - 1.3%
JSC MMC 'Norilsk Nickel' sponsored ADR	54,400	2,788
Lukoil Oil Co. sponsored ADR	43,100	3,504
Mobile TeleSystems OJSC sponsored ADR	30,300	2,348
OAO Gazprom sponsored ADR	99,500	2,388
Sibneft sponsored ADR	65,900	1,433
Surgutneftegaz JSC sponsored ADR	31,900	792
YUKOS Corp. sponsored ADR	116,957	5,403
TOTAL RUSSIA		18,656
Singapore - 0.2%
Datacraft Asia Ltd. (a)	532,000	665
Fraser & Neave Ltd.	101,620	719
Want Want Holdings Ltd.	1,493,000	1,262
TOTAL SINGAPORE		2,646
Common Stocks - continued
	Shares	Value (Note 1) (000s)
South Africa - 0.4%
Anglo American Platinum Corp. Ltd.	25,100	$ 1,075
Gold Fields Ltd. sponsored ADR	91,600	1,312
Harmony Gold Mining Co. Ltd. sponsored ADR	193,600	2,927
MTN Group Ltd. (a)	108,000	387
TOTAL SOUTH AFRICA		5,701
Spain - 4.1%
Actividades de Construccion y Servicios SA (ACS)	136,771	5,739
Altadis SA (Spain)	470,969	11,381
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	456,100	5,209
Banco Espanol de Credito SA (Reg.)	52,600	526
Banco Popular Espanol SA (Reg.)	94,876	4,916
Banco Santander Central Hispano SA ADR	788,400	7,513
Compania de Distribucion Integral Logista SA	76,480	2,051
Fomento Construcciones y Contratas SA (FOCSA)	100,734	3,274
Grupo Auxiliar Metalurgico SA (Gamesa)	40,600	1,095
Grupo Ferrovial SA	111,471	3,172
Inditex SA	189,456	3,900
Prosegur Comp Securidad SA (Reg.)	65,200	1,057
Repsol YPF SA sponsored ADR	84,300	1,464
Telefonica SA sponsored ADR	145,900	5,457
Union Fenosa SA	54,400	876
TOTAL SPAIN		57,630
Sweden - 2.1%
Eniro AB	268,000	2,138
Getinge AB (B Shares)	72,800	2,654
Hennes & Mauritz AB (H&M) (B Shares)	173,400	3,664
Nordea AB	241,100	1,490
OMHEX AB	161,500	1,649
Securitas AB (B Shares)	560,000	6,863
Svenska Cellulosa AB (SCA) (B Shares)	93,850	3,529
Swedish Match Co.	352,300	2,856
Tele2 AB (B Shares) (a)	32,500	1,629
Telefonaktiebolaget LM Ericsson ADR (a)	197,500	3,373
TV 4 AB (A Shares)	12,500	244
TOTAL SWEDEN		30,089
Switzerland - 6.6%
Actelion Ltd. (Reg.) (a)	39,490	3,741
Alcon, Inc.	88,400	4,872
Compagnie Financiere Richemont unit	101,226	2,269
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Switzerland - continued
Converium Holding AG	54,318	$ 2,666
Credit Suisse Group sponsored ADR	330,500	11,660
INFICON Holding AG (a)	23,156	1,727
Nestle SA (Reg.)	30,138	6,609
Nobel Biocare Holding AG (Switzerland)	83,267	7,360
Novartis AG sponsored ADR	717,432	27,534
Roche Holding AG (participation certificate)	127,964	10,548
Schindler Holding AG (Reg'd.) (a)	9,961	2,504
SIG Holding AG	12,046	1,611
Swiss Life Holding (a)	6,903	1,166
Tecan Group AG	46,549	1,667
The Swatch Group AG (Reg.)	188,286	4,003
UBS AG (NY Shares)	45,647	2,800
TOTAL SWITZERLAND		92,737
Taiwan - 1.0%
Chinatrust Financial Holding Co.	1,418,650	1,476
Fubon Financial Holding Co. Ltd.	1,603,787	1,692
Hon Hai Precision Industries Co. Ltd.	967,000	4,332
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,563,160	5,061
United Microelectronics Corp. (a)	664,000	609
Yuanta Core Pacific Securities Co. Ltd.	1,115,789	694
TOTAL TAIWAN		13,864
Thailand - 0.0%
BEC World PCL (For. Reg.)	54,500	330
United Kingdom - 16.1%
Amdocs Ltd. (a)	109,800	2,356
Amersham PLC	104,400	1,298
Anglo American PLC:
ADR	32,205	658
(United Kingdom)	70,800	1,447
ARM Holdings PLC sponsored ADR (a)	258,400	1,496
AstraZeneca PLC sponsored ADR	311,100	14,833
Astro All Asia Networks PLC (a)	166,000	206
BAE Systems PLC	1,005,600	3,118
BBA Group PLC	336,800	1,482
BOC Group PLC	264,227	3,597
BP PLC sponsored ADR	232,000	9,832
British American Tobacco PLC sponsored ADR	267,400	6,436
Capita Group PLC	1,058,600	4,435
Capital Radio PLC	141,792	1,129
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Celltech Group PLC (a)	252,012	$ 1,960
Centrica PLC	1,508,900	4,717
Danka Business Systems PLC sponsored ADR (a)	324,900	997
Enterprise Inns PLC	232,313	3,328
French Connection Group PLC	45,350	1,516
Gallaher Group PLC sponsored ADR	86,500	3,456
GlaxoSmithKline PLC sponsored ADR	383,180	16,588
Hays PLC	860,800	1,779
HSBC Holdings PLC:
(United Kingdom) (Reg.)	3,300	50
sponsored ADR	221,500	16,628
Icap PLC	32,600	764
Inchcape PLC	160,460	3,714
Intertek Group PLC	314,600	2,737
Johnston Press PLC	215,570	1,698
Kesa Electricals PLC	475,912	1,968
Kingfisher PLC	895,374	4,286
London Stock Exchange PLC	299,023	1,938
Maiden Group PLC	187,100	808
Man Group PLC	112,600	2,765
National Grid Transco PLC	201,400	1,284
Next PLC	285,800	5,714
Northern Rock PLC	243,800	2,927
Pennon Group PLC	106,601	1,153
PHS Group PLC	677,708	993
Prudential PLC	837,000	6,485
Punch Taverns Ltd.	341,700	1,964
Reckitt Benckiser PLC	442,100	9,289
Rentokil Initial PLC	641,300	2,426
Rio Tinto PLC (Reg.)	166,700	4,128
Royal Bank of Scotland Group PLC	101,800	2,724
Shire Pharmaceuticals Group PLC sponsored ADR (a)	122,100	2,796
Signet Group PLC	213,200	374
SMG PLC	813,557	1,392
Smith & Nephew PLC	1,008,200	7,999
Standard Chartered PLC	154,100	2,461
Taylor Nelson Sofres PLC	958,520	3,500
Tesco PLC	2,792,700	11,179
Trinity Mirror PLC	259,695	2,381
United Business Media PLC	160,509	1,262
Vodafone Group PLC sponsored ADR	871,800	18,439
William Hill PLC	577,000	3,314
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Wolfson Microelectronics PLC (a)	39,100	$ 157
Xstrata PLC	454,781	4,662
Yell Group PLC (a)	401,000	1,950
TOTAL UNITED KINGDOM		224,973
United States of America - 3.9%
Affiliated Computer Services, Inc. Class A (a)	24,200	1,184
AFLAC, Inc.	86,600	3,159
Baxter International, Inc.	58,900	1,566
Central European Distribution Corp. (a)	48,700	1,831
Forest Laboratories, Inc. (a)	59,700	2,986
Fox Entertainment Group, Inc. Class A (a)	60,000	1,662
Freeport-McMoRan Copper & Gold, Inc. Class B	122,200	4,735
Golden Telecom, Inc. (a)	10,800	280
Merck & Co., Inc.	52,800	2,336
Mettler-Toledo International, Inc. (a)	105,700	4,053
Motorola, Inc.	635,900	8,604
Newmont Mining Corp. Holding Co.	89,420	3,915
NTL, Inc. (a)	125,590	7,753
Orthofix International NV (a)	70,400	2,570
Phelps Dodge Corp. (a)	39,500	2,439
Synthes-Stratec, Inc.	6,544	5,985
TOTAL UNITED STATES OF AMERICA		55,058
TOTAL COMMON STOCKS (Cost $1,080,343)		1,270,081
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
Metrophotonics, Inc. Series 2 (g)	8,500	85
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Fresenius Medical Care AG	63,600	2,601
Porsche AG (non-vtg.)	5,400	2,643
TOTAL GERMANY		5,244
TOTAL PREFERRED STOCKS (Cost $4,941)		5,329
Investment Companies - 0.4%
	Shares	Value (Note 1) (000s)
China - 0.1%
China Fund, Inc.	35,400	$ 1,230
Templeton China World Fund, Inc.	54,100	837
TOTAL CHINA		2,067
India - 0.1%
The India Fund, Inc.	55,645	1,056
Multi-National - 0.2%
Templeton Dragon Fund, Inc.	181,200	2,838
TOTAL INVESTMENT COMPANIES (Cost $3,915)		5,961
Nonconvertible Bonds - 0.6%
		Principal Amount (000s)
United Kingdom - 0.4%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)		$ 810	358
0% 2/1/10 (c)(d)		1,805	727
9.875% 2/1/10 (c)		2,305	1,187
11.25% 11/1/08 (c)		210	113
Telewest PLC:
11% 10/1/07 (c)		5,550	2,997
yankee 9.625% 10/1/06 (c)		835	443
TOTAL UNITED KINGDOM			5,825
United States of America - 0.2%
NTL, Inc. 19% 1/1/10		2,333	2,275
TOTAL NONCONVERTIBLE BONDS (Cost $6,771)			8,100
Government Obligations - 0.4%

Japan - 0.4%
Japan Government 0.2% 9/20/05 (Cost $4,941)	JPY	544,400	4,960
Money Market Funds - 10.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.07% (b) (Cost $146,280)	146,280,436	$ 146,280
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $1,247,191)		1,440,711
NET OTHER ASSETS - (3.1)%		(42,782)
NET ASSETS - 100%	$ 1,397,929
Currency Abbreviations
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,238,000 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ITF Optical Technologies, Inc. Series A	10/11/00	$ 90
Metrophotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $993,935,000 and $336,180,000, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $6,424,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $167,000 or 0% of net assets.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $62,647,000 of which $30,705,000 and $31,942,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $43,117) (cost $1,247,191) - See accompanying schedule		$ 1,440,711
Cash		197
Foreign currency held at value (cost $ 1,025)		1,029
Receivable for investments sold		7,841
Receivable for fund shares sold		18,274
Dividends receivable		2,382
Interest receivable		103
Prepaid expenses		4
Other receivables		6
Total assets		1,470,547

Liabilities
Payable for investments purchased Regular delivery	$ 22,339
Delayed delivery	831
Payable for fund shares redeemed	1,081
Accrued management fee	796
Distribution fees payable	436
Other payables and accrued expenses	2,346
Collateral on securities loaned, at value	44,789
Total liabilities		72,618

Net Assets		$ 1,397,929
Net Assets consist of:
Paid in capital		$ 1,265,301
Undistributed net investment income		6,506
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(65,469)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		191,591
Net Assets		$ 1,397,929

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($240,719 ÷ 16,489 shares)	$ 14.60

Maximum offering price per share (100/94.25 of $14.60)	$ 15.49
Class T: Net Asset Value and redemption price per share ($552,442 ÷ 38,191 shares)	$ 14.47

Maximum offering price per share (100/96.50 of $14.47)	$ 14.99
Class B: Net Asset Value and offering price per share ($89,290 ÷ 6,294 shares) A	$ 14.19

Class C: Net Asset Value and offering price per share ($124,003 ÷ 8,722 shares) A	$ 14.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($391,475 ÷ 26,551 shares)	$ 14.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends		$ 15,593
Interest		1,320
Security lending		340
		17,253
Less foreign taxes withheld		(1,498)
Total income		15,755

Expenses
Management fee	$ 5,424
Transfer agent fees	2,286
Distribution fees	3,343
Accounting and security lending fees	431
Non-interested trustees' compensation	3
Custodian fees and expenses	629
Registration fees	175
Audit	59
Legal	17
Miscellaneous	15
Total expenses before reductions	12,382
Expense reductions	(196)	12,186
Net investment income (loss)		3,569
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	14,691
Foreign currency transactions	132
Total net realized gain (loss)		14,823
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $1,978)	218,069
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		218,068
Net gain (loss)		232,891
Net increase (decrease) in net assets resulting from operations		$ 236,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,569	$ 1,013
Net realized gain (loss)	14,823	(33,236)
Change in net unrealized appreciation (depreciation)	218,068	(2,842)
Net increase (decrease) in net assets resulting from operations	236,460	(35,065)
Distributions to shareholders from net investment income	(1,439)	-
Share transactions - net increase (decrease)	716,381	160,808
Total increase (decrease) in net assets	951,402	125,743

Net Assets
Beginning of period	446,527	320,784
End of period (including undistributed net investment income of $6,506 and undistributed net investment income of $1,106, respectively)	$ 1,397,929	$ 446,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.12	$ 11.87	$ 14.54	$ 13.05	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.09	.07	.10	.22F	.01
Net realized and unrealized gain (loss)	3.45	(.82)	(2.48)	1.49	3.04
Total from investment operations	3.54	(.75)	(2.38)	1.71	3.05
Distributions from net investment income	(.06)	-	(.29)	(.03)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	(.06)	-	(.29)	(.22)	-
Net asset value, end of period	$ 14.60	$ 11.12	$ 11.87	$ 14.54	$ 13.05
Total ReturnB,C,D	31.99%	(6.32)%	(16.69)%	13.13%	30.50%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.42%	1.46%	1.50%	1.52%	2.60%A
Expenses net of voluntary waivers, if any	1.42%	1.46%	1.50%	1.52%	2.00%A
Expenses net of all reductions	1.39%	1.43%	1.46%	1.50%	1.97%A
Net investment income (loss)	.71%	.54%	.77%	1.44%	.05%A
Supplemental Data
Net assets, end of period (in millions)	$ 241	$ 52	$ 38	$ 27	$ 4
Portfolio turnover rate	49%	53%	84%	87%	78%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 11.80	$ 14.46	$ 13.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.02	.06	.17 F	(.02)
Net realized and unrealized gain (loss)	3.43	(.81)	(2.46)	1.49	3.04
Total from investment operations	3.48	(.79)	(2.40)	1.66	3.02
Distributions from net investment income	(.02)	-	(.26)	(.03)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	(.02)	-	(.26)	(.22)	-
Net asset value, end of period	$ 14.47	$ 11.01	$ 11.80	$ 14.46	$ 13.02
Total Return B,C,D	31.66%	(6.69)%	(16.90)%	12.78%	30.20%
Ratios to Average Net Assets H
Expenses before expense reductions	1.75%	1.79%	1.81%	1.82%	2.84% A
Expenses net of voluntary waivers, if any	1.75%	1.79%	1.81%	1.82%	2.25% A
Expenses net of all reductions	1.72%	1.76%	1.76%	1.80%	2.22% A
Net investment income (loss)	.38%	.21%	.47%	1.15%	(.20)%A
Supplemental Data
Net assets, end of period (in millions)	$ 552	$ 204	$ 153	$ 139	$ 32
Portfolio turnover rate	49%	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 11.68	$ 14.33	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	(.04)	(.01)	.09F	(.07)
Net realized and unrealized gain (loss)	3.37	(.80)	(2.44)	1.49	3.03
Total from investment operations	3.35	(.84)	(2.45)	1.58	2.96
Distributions from net investment income	-	-	(.20)	(.02)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	-	-	(.20)	(.21)	-
Net asset value, end of period	$ 14.19	$ 10.84	$ 11.68	$ 14.33	$ 12.96
Total ReturnB,C,D	30.90%	(7.19)%	(17.33)%	12.21%	29.60%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.32%	2.32%	2.35%	2.36%	3.38%A
Expenses net of voluntary waivers, if any	2.32%	2.32%	2.35%	2.36%	2.75%A
Expenses net of all reductions	2.29%	2.29%	2.30%	2.34%	2.72%A
Net investment income (loss)	(.19)%	(.32)%	(.07)%	.60%	(.70)%A
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 49	$ 42	$ 44	$ 11
Portfolio turnover rate	49%	53%	84%	87%	78%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 11.68	$ 14.34	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	-I	.10 F	(.07)
Net realized and unrealized gain (loss)	3.37	(.79)	(2.45)	1.48	3.03
Total from investment operations	3.36	(.82)	(2.45)	1.58	2.96
Distributions from net investment income	-	-	(.21)	(.01)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	-	-	(.21)	(.20)	-
Net asset value, end of period	$ 14.22	$ 10.86	$ 11.68	$ 14.34	$ 12.96
Total Return B,C,D	30.94%	(7.02)%	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.23%	2.25%	2.28%	2.32%	3.36% A
Expenses net of voluntary waivers, if any	2.23%	2.25%	2.28%	2.32%	2.75% A
Expenses net of all reductions	2.20%	2.22%	2.24%	2.30%	2.72% A
Net investment income (loss)	(.10)%	(.25)%	(.01)%	.65%	(.70)%A
Supplemental Data
Net assets, end of period (in millions)	$ 124	$ 54	$ 44	$ 38	$ 8
Portfolio turnover rate	49%	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than .01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 11.94	$ 14.60	$ 13.08	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.13	.11	.14	.26E	.03
Net realized and unrealized gain (loss)	3.48	(.83)	(2.48)	1.49	3.05
Total from investment operations	3.61	(.72)	(2.34)	1.75	3.08
Distributions from net investment income	(.09)	-	(.32)	(.04)	-
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.02)	-
Total distributions	(.09)	-	(.32)	(.23)	-
Net asset value, end of period	$ 14.74	$ 11.22	$ 11.94	$ 14.60	$ 13.08
Total ReturnB,C	32.41%	(6.03)%	(16.38)%	13.42%	30.80%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.09%	1.11%	1.17%	1.24%	2.34%A
Expenses net of voluntary waivers, if any	1.09%	1.11%	1.17%	1.24%	1.75%A
Expenses net of all reductions	1.06%	1.07%	1.12%	1.22%	1.72%A
Net investment income (loss)	1.04%	.89%	1.11%	1.73%	.30%A
Supplemental Data
Net assets, end of period (in millions)	$ 391	$ 88	$ 43	$ 20	$ 4
Portfolio turnover rate	49%	53%	84%	87%	78%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.13 per share.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regula-tory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 208,639	|
Unrealized depreciation	(23,720)
Net unrealized appreciation (depreciation)	184,919
Undistributed ordinary income	10,355
Capital loss carryforward	(62,647)
Cost for federal income tax purposes	$ 1,255,792

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 1,439	$ -

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash

Annual Report

2. Operating Policies - continued

Annual Report

Repurchase Agreements - continued

balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Annual Report

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45%

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 247	$ 2	$ 1
Class T	.25%	.25%	1,710	11	6
Class B	.75%	.25%	624	468	-
Class C	.75%	.25%	762	217	-
			$ 3,343	$ 698	$ 7

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 144
Class T	59
Class B*	154
Class C*	24
$ 381

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 267.27
Class T	1,190.35
Class B	265.42
Class C	255.33
Institutional Class	309.19
	$ 2,286

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $888 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 186	$ 3
Class A	1	-	-
Class T	6	-	-
	$ 7	$ 186	$ 3

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31, 2003	Years ended October 31, 2002
From net investment income
Class A	$ 292	$ -
Class T	397	-
Institutional Class	750	-
Total	$ 1,439	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	16,942	4,966	$ 218,725	$ 60,391
Reinvestment of distributions	24	-	271	-
Shares redeemed	(5,120)	(3,525)	(63,239)	(43,045)
Net increase (decrease)	11,846	1,441	$ 155,757	$ 17,346
Class T
Shares sold	29,220	11,344	$ 358,219	$ 137,199
Reinvestment of distributions	33	-	370	-
Shares redeemed	(9,624)	(5,761)	(117,763)	(69,065)
Net increase (decrease)	19,629	5,583	$ 240,826	$ 68,134
Class B
Shares sold	2,720	1,844	$ 32,792	$ 21,855
Shares redeemed	(917)	(959)	(10,619)	(11,319)
Net increase (decrease)	1,803	885	$ 22,173	$ 10,536
Class C
Shares sold	5,286	2,496	$ 64,958	$ 29,291
Shares redeemed	(1,527)	(1,316)	(17,673)	(15,655)
Net increase (decrease)	3,759	1,180	$ 47,285	$ 13,636
Institutional Class
Shares sold	26,478	8,596	$ 351,243	$ 105,185
Reinvestment of distributions	29	-	326	-
Shares redeemed	(7,794)	(4,386)	(101,229)	(54,029)
Net increase (decrease)	18,713	4,210	$ 250,340	$ 51,156

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Diversified International (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

William Bower (36)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. Mr. Bower is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Bower managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Diversified International. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Diversified International. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Diversified International. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Diversified International. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Diversified International. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/02	$.104	$.014

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)B	24.55%	5.09%	-0.55%
Class T (incl. 3.50% sales charge)C	27.09%	5.34%	-0.43%
Class B (incl. contingent deferred sales charge)D	26.26%	5.31%	-0.29%
Class C (incl. contingent deferred sales charge)E	30.22%	5.65%	-0.28%

A From March 25, 1994.

B Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns, prior to June 16,1999, may have been lower.

C Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns, prior to June 16, 1999, may have been lower.

Annual Report

D Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class B shares took place on June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999, may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999, may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Class T on March 25, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. The chart shows what the value of your investment would have been, and also shows how the Morgan Stanley Capital InternationalSM AC Asia Free ex Japan did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Yosawadee Polcharoen, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund

Emerging Asian equity markets were among the world's best performers during the year that ended October 31, 2003. In that time, each country represented in the Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - a performance benchmark of Asian emerging markets, excluding Japan - returned in excess of 23% in U.S. dollar terms, and the index as a whole advanced 38.86%. Emerging Asian markets were boosted by the improving global economy, a pickup in export growth and a recovery from the SARS epidemic. In terms of individual performance, some of the nations with the smallest exposure in the index had the biggest returns. China, which displayed unexpected resilience to the SARS-related slowdown, represented about 3.5% of the index on average and gained more than 108%, while Thailand, accounting for about 2.5% of the index, advanced 87%. South Korea - the largest index component at 26% on average - underperformed as its economy slipped into a recession. Hong Kong, the benchmark's second-largest weighting, also underperformed despite gaining nearly 35%.

For the 12 months ending October 31, 2003, the fund's Class A, Class T, Class B and Class C shares returned 32.15%, 31.70%, 31.26% and 31.22%, respectively, trailing the Morgan Stanley Capital International All Country Asia Free ex Japan Index. The fund also lagged the LipperSM Pacific Region ex Japan Funds Average, which posted a 37.16% return. An overweighting in the South Korean market, most notably in consumer and banking stocks, hurt performance. Consumer stocks, including CJ Home Shopping, were sidetracked by slowing credit growth and weak domestic consumption. Meanwhile, Korean banking stocks lagged due to high default rates on credit card debt. In the export group, Korean electronics firm Samsung Electro-Mechanics was hampered by sluggish demand for the company's electronics products. Conversely, overweighting India and Thailand, both of which outperformed the benchmark, helped performance. Indian auto manufacturer Tata Motors returned 182% due to robust domestic demand. Also helping was Siam Cement, Thailand's leading construction material company, whose 131% return was driven by strong demand from real estate and infrastructure development.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	9.4	9.4
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5	3.4
Hutchison Whampoa Ltd.	2.9	2.7
HSBC Holdings PLC (Hong Kong) (Reg.)	2.8	3.5
Sun Hung Kai Properties Ltd.	2.4	1.5
Cheung Kong Holdings Ltd.	2.3	1.9
Li & Fung Ltd.	2.2	1.5
Kookmin Bank	2.1	1.8
United Overseas Bank Ltd.	1.9	2.2
LG Electronics, Inc.	1.9	2.2
	31.4
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.9	25.5
Information Technology	28.7	21.6
Consumer Discretionary	12.6	8.7
Materials	10.3	13.0
Energy	4.9	7.2
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 97.9%	Stocks 93.0%
Short-Term Investments and Net Other Assets 2.1%	Short-Term Investments and Net Other Assets 7.0%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
Bermuda - 1.3%
Skyworth Digital Holdings Ltd.	2,138,000	$ 528,608
China - 5.1%
China Petroleum & Chemical Corp. (H Shares)	1,506,000	499,375
Guangdong Kelon Electrical Holdings Ltd. Series H (a)	339,000	142,967
Harbin Power Equipment Co. Ltd. (H Shares)	386,000	94,939
Nanjing Panda Electronics Co. (H Shares) (a)	180,000	52,733
PetroChina Co. Ltd. (H Shares)	1,634,000	594,423
PICC Property & Casualty Co. Ltd. (H Shares)	86,000	20,136
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	1,466,000	415,319
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	254,000	70,323
Zhenhai Refining & Chemical Co. (H Shares)	274,000	167,598
TOTAL CHINA		2,057,813
Hong Kong - 20.0%
ASM Pacific Technology Ltd.	25,500	95,392
Bank of East Asia Ltd.	141,600	423,035
BOC Hong Kong Holdings Ltd.	237,500	411,349
Cheung Kong Holdings Ltd.	112,000	933,862
China Everbright Ltd.	306,000	168,454
China Merchants Holdings International Co. Ltd.	162,000	219,043
Denway Motors Ltd.	338,000	278,562
Elec & Eltek International Holdings Ltd.	106,000	19,792
Esprit Holdings Ltd.	121,000	380,190
Hang Seng Bank Ltd.	55,000	687,004
Hong Kong & China Gas Co. Ltd.	258,400	357,706
Hutchison Whampoa Ltd.	151,000	1,171,545
Li & Fung Ltd.	530,000	890,659
PCCW Ltd. (a)	372,000	265,865
Sun Hung Kai Properties Ltd.	116,000	982,152
Swire Pacific Ltd. (A Shares)	82,500	503,567
Wharf Holdings Ltd.	114,000	286,997
TOTAL HONG KONG		8,075,174
India - 8.5%
Bharti Televentures Ltd. (a)	62,110	123,823
BSES Ltd.	13,790	145,355
Dr. Reddy's Laboratories Ltd.	2,660	70,151
Hero Honda Motors Ltd.	17,100	133,363
Hindustan Petroleum Corp. Ltd.	17,370	126,174
Housing Development Finance Corp. Ltd.	20,280	232,647
ICICI Bank Ltd.	54,211	296,773
Infosys Technologies Ltd.	5,090	532,524
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
ITC Ltd.	100	$ 1,917
Ranbaxy Laboratories Ltd.	12,254	265,832
Reliance Industries Ltd.	54,850	588,560
Satyam Computer Services Ltd.	36,540	246,798
State Bank of India	27,775	296,749
Tata Engineering & Locomotive Co. Ltd.	45,480	375,822
TOTAL INDIA		3,436,488
Indonesia - 1.0%
PT Telkomunikasi Indonesia Tbk	576,500	407,110
Korea (South) - 24.9%
Amotech Co. Ltd.	4,430	91,332
Dae Duck Electronics Co. Ltd.	9,520	87,679
Daewoo Heavy Industries & Machinery Ltd. (a)	13,940	95,407
Honam Petrochemical Corp.	13,250	530,671
KH Vatec Co. Ltd.	2,620	124,857
Kookmin Bank	23,459	856,298
Korean Air Co. Ltd.	12,390	165,409
LG Chemical Ltd.	10,460	419,814
LG Electronics, Inc.	14,510	751,553
LG Petrochemical Co. Ltd.	4,490	102,433
POSCO	5,850	678,132
Samsung Electro-Mechanics Co. Ltd.	9,800	332,049
Samsung Electronics Co. Ltd.	9,577	3,803,285
Samsung SDI Co. Ltd.	6,110	629,843
Shinhan Financial Group Co. Ltd.	26,910	386,540
Shinsegae Co. Ltd.	1,660	333,122
SK Telecom Co. Ltd.	3,760	663,996
TOTAL KOREA (SOUTH)		10,052,420
Malaysia - 3.2%
AMMB Holdings BHD	76,500	106,697
Berjaya Sports Toto BHD	80,850	92,765
British American Tobacco (Malaysia) BHD	9,900	108,770
Gamuda BHD	49,300	98,600
Hong Leong Bank BHD	60,300	86,483
Malayan Banking BHD	94,800	254,463
Public Bank BHD (For. Reg.)	378,750	299,013
Resorts World BHD	50,300	145,605
Tanjong PLC	32,300	93,500
TOTAL MALAYSIA		1,285,896
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - 6.4%
Chartered Semiconductor Manufacturing Ltd. (a)	194,000	$ 190,710
City Developments Ltd.	60,000	208,681
DBS Group Holdings Ltd.	76,463	628,583
Huan Hsin Holdings Ltd.	82,000	53,268
Oversea-Chinese Banking Corp. Ltd.	47,604	331,134
Singapore Press Holdings Ltd.	15,298	173,251
Singapore Telecommunications Ltd.	164,000	162,162
ST Assembly Test Services Ltd. (a)	60,000	78,643
United Overseas Bank Ltd.	96,470	754,235
TOTAL SINGAPORE		2,580,667
Taiwan - 18.7%
Advanced Semiconductor Engineering, Inc. (a)	442,000	410,345
AU Optronics Corp.	223,000	301,014
Cathay Financial Holding Co. Ltd.	238,000	392,809
China Steel Corp.	461,320	372,537
Chinatrust Financial Holding Co.	248,433	258,464
Chung Hwa Pulp Corp.	283,000	151,801
Compal Electronics, Inc.	168,850	256,286
Compeq Manufacturing Co. Ltd. (a)	310,000	175,420
Delta Electronics, Inc.	127,000	162,446
Evergreen Marine Corp.	102,760	90,252
Formosa Plastic Corp.	379,811	582,086
Fubon Financial Holding Co. Ltd.	243,000	256,393
High Tech Computer Corp.	21,000	77,984
Hon Hai Precision Industries Co. Ltd.	113,784	509,731
Johnson Health Tech Co. Ltd.	29,000	64,103
Merry Electronics Co. Ltd.	45,000	72,944
Nan Ya Plastics Corp.	380,280	507,712
Quanta Computer, Inc.	138,915	378,710
Siliconware Precision Industries Co. Ltd. (a)	154,000	147,510
Sunplus Technology Co. Ltd.	51,000	88,683
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	723,440	1,428,543
United Microelectronics Corp. (a)	794,476	728,211
Yageo Corp. (a)	303,000	144,668
TOTAL TAIWAN		7,558,652
Thailand - 3.8%
Bangkok Bank Ltd. PCL (For. Reg.) (a)	211,600	495,234
Krung Thai Bank Public Co. Ltd.	413,700	92,163
Land & House PCL (For. Reg.)	723,900	244,622
Siam Cement PCL (For. Reg.)	66,200	374,498
Common Stocks - continued
	Shares	Value (Note 1)
Thailand - continued
Siam Commercial Bank PCL (For. Reg.) (a)	205,300	$ 211,981
TelecomAsia Corp. PCL (a)	100	14
TelecomAsia Corp. PCL rights 4/30/08 (a)	190,863	0
Thai Military Bank PCL (For.Reg.) (a)	745,100	82,810
Thai Olefins PCL (a)	57,900	43,479
TOTAL THAILAND		1,544,801
United Kingdom - 2.8%
HSBC Holdings PLC (Hong Kong) (Reg.)	76,976	1,155,718
TOTAL COMMON STOCKS (Cost $33,168,328)		38,683,347
Nonconvertible Preferred Stocks - 2.2%

Korea (South) - 2.2%
Hyundai Motor Co. Ltd.	30,480	502,205
Samsung Electronics Co. Ltd.	2,050	407,055
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $727,264)		909,260
Government Obligations - 3.0%
Principal Amount (c)
India - 3.0%
India, Federal Republic of 3.8502% 12/12/03 (Cost $1,208,645)	INR	55,000,000	1,206,428
Money Market Funds - 2.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $972,288)	972,288	$ 972,288
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $36,076,525)		41,771,323
NET OTHER ASSETS - (3.3)%		(1,352,258)
NET ASSETS - 100%		$ 40,419,065
Currency Abbreviations
INR	-	Indian rupee
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $50,897,932 and $49,252,885, respectively.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $2,874,000. The weighted average interest rate was 1.15%. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $3,457,000 of which $2,034,000 and $1,423,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $36,076,525) - See accompanying schedule		$ 41,771,323
Foreign currency held at value (cost $326,396)		326,773
Receivable for investments sold		561,922
Receivable for fund shares sold		223,623
Dividends receivable		7,800
Interest receivable		1,038
Prepaid expenses		173
Receivable from investment adviser for expense reductions		28,495
Total assets		42,921,147

Liabilities
Payable for investments purchased	$ 637,411
Payable for fund shares redeemed	52,140
Accrued management fee	23,465
Distribution fees payable	14,367
Other payables and accrued expenses	1,774,699
Total liabilities		2,502,082

Net Assets		$ 40,419,065
Net Assets consist of:
Paid in capital		$ 38,371,555
Undistributed net investment income		180,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,605,277)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,472,350
Net Assets		$ 40,419,065

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,161,487 ÷ 1,848,546 shares)	$ 13.07

Maximum offering price per share (100/94.25 of $13.07)	$ 13.87
Class T: Net Asset Value and redemption price per share ($4,981,853 ÷ 385,533 shares)	$ 12.92

Maximum offering price per share (100/96.50 of $12.92)	$ 13.39
Class B: Net Asset Value and offering price per share ($5,156,870 ÷ 408,090 shares) A	$ 12.64

Class C: Net Asset Value and offering price per share ($4,580,983 ÷ 362,141 shares) A	$ 12.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,537,872 ÷ 116,476 shares)	$ 13.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 867,986
Interest		55,510
		923,496
Less foreign taxes withheld		(103,241)
Total income		820,255

Expenses
Management fee	$ 220,272
Transfer agent fees	126,966
Distribution fees	123,907
Accounting fees and expenses	61,615
Non-interested trustees' compensation	121
Custodian fees and expenses	217,541
Registration fees	55,751
Audit	108,585
Legal	1,428
Interest	641
Miscellaneous	7,911
Total expenses before reductions	924,738
Expense reductions	(266,360)	658,378
Net investment income (loss)		161,877
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,483,503
Foreign currency transactions	(5,082)
Total net realized gain (loss)		6,478,421
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $195,235)	3,316,302
Assets and liabilities in foreign currencies	(24,567)
Total change in net unrealized appreciation (depreciation)		3,291,735
Net gain (loss)		9,770,156
Net increase (decrease) in net assets resulting from operations		$ 9,932,033

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,877	$ (101,155)
Net realized gain (loss)	6,478,421	(1,376,366)
Change in net unrealized appreciation (depreciation)	3,291,735	3,700,512
Net increase (decrease) in net assets resulting from operations	9,932,033	2,222,991
Share transactions - net increase (decrease)	2,145,215	738,683
Total increase (decrease) in net assets	12,077,248	2,961,674

Net Assets
Beginning of period	28,341,817	25,380,143
End of period (including undistributed net investment income of $180,437 and accumulated net investment loss of $49,255, respectively)	$ 40,419,065	$ 28,341,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 9.15	$ 12.29	$ 15.01	$ 9.61
Income from Investment Operations
Net investment income (loss) C	.07	(.02)	(.03)	(.12)	(.03)
Net realized and unrealized gain (loss)	3.11	.76	(3.11)	(2.60)	5.30
Total from investment operations	3.18	.74	(3.14)	(2.72)	5.27
Redemption fees added to paid in capital C	-	-	-	-	.13
Net asset value, end of period	$ 13.07	$ 9.89	$ 9.15	$ 12.29	$ 15.01
Total Return A,B	32.15%	8.09%	(25.55)%	(18.12)%	56.19%
Ratios to Average Net Assets D
Expenses before expense reductions	2.81%	2.56%	2.56%	1.98%	2.04%
Expenses net of voluntary waivers, if any	2.02%	2.00%	2.00%	1.98%	2.04%
Expenses net of all reductions	2.02%	1.98%	1.97%	1.96%	2.03%
Net investment income (loss)	.70%	(.17)%	(.26)%	(.69)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,161	$ 18,314	$ 18,151	$ 31,386	$ 82,492
Portfolio turnover rate	172%	121%	62%	96%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Prior to June 16, 1999, the fund operated as a closed-end investment company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.81	$ 9.09	$ 12.25	$ 15.01	$ 14.44
Income from Investment Operations
Net investment income (loss) E	.05	(.05)	(.06)	(.14)	.13
Net realized and unrealized gain (loss)	3.06	.77	(3.10)	(2.62)	.34 H
Total from investment operations	3.11	.72	(3.16)	(2.76)	.47
Redemption fees added to paid in capital E	-	-	-	-	.10 H
Net asset value, end of period	$ 12.92	$ 9.81	$ 9.09	$ 12.25	$ 15.01
Total Return B,C,D	31.70%	7.92%	(25.80)%	(18.39)%	3.95%
Ratios to Average Net Assets G
Expenses before expense reductions	3.43%	3.16%	3.41%	2.17%	2.50% A
Expenses net of voluntary waivers, if any	2.27%	2.25%	2.25%	2.17%	2.25% A
Expenses net of all reductions	2.26%	2.23%	2.22%	2.15%	2.25% A
Net investment income (loss)	.45%	(.42)%	(.51)%	(.88)%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,982	$ 4,347	$ 2,842	$ 4,165	$ 1,405
Portfolio turnover rate	172%	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 8.97	$ 12.15	$ 14.98	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.01)	(.10)	(.11)	(.24)	.08
Net realized and unrealized gain (loss)	3.02	.76	(3.07)	(2.59)	.37 H
Total from investment operations	3.01	.66	(3.18)	(2.83)	.45
Redemption fees added to paid in capital E	-	-	-	-	.09 H
Net asset value, end of period	$ 12.64	$ 9.63	$ 8.97	$ 12.15	$ 14.98
Total Return B,C,D	31.26%	7.36%	(26.17)%	(18.89)%	3.74%
Ratios to Average Net Assets G
Expenses before expense reductions	3.87%	3.63%	3.66%	2.77%	3.19% A
Expenses net of voluntary waivers, if any	2.77%	2.75%	2.75%	2.77%	2.75% A
Expenses net of all reductions	2.77%	2.73%	2.72%	2.75%	2.75% A
Net investment income (loss)	(.05)%	(.92)%	(1.01)%	(1.48)%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,157	$ 2,787	$ 2,466	$ 3,664	$ 977
Portfolio turnover rate	172%	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 8.98	$ 12.16	$ 14.97	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.01)	(.10)	(.11)	(.23)	.04
Net realized and unrealized gain (loss)	3.02	.76	(3.07)	(2.58)	.38 H
Total from investment operations	3.01	.66	(3.18)	(2.81)	.42
Redemption fees added to paid in capital E	-	-	-	-	.11 H
Net asset value, end of period	$ 12.65	$ 9.64	$ 8.98	$ 12.16	$ 14.97
Total Return B,C,D	31.22%	7.35%	(26.15)%	(18.77)%	3.67%
Ratios to Average Net Assets G
Expenses before expense reductions	3.70%	3.53%	3.52%	2.68%	3.00% A
Expenses net of voluntary waivers, if any	2.77%	2.75%	2.75%	2.68%	2.75% A
Expenses net of all reductions	2.76%	2.73%	2.72%	2.66%	2.75% A
Net investment income (loss)	(.05)%	(.92)%	(1.01)%	(1.40)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,581	$ 2,220	$ 1,263	$ 2,124	$ 614
Portfolio turnover rate	172%	121%	62%	96%	62%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 9.21	$ 12.34	$ 15.03	$ 14.44
Income from Investment Operations
Net investment income (loss) D	.10	.01	- H	(.03)	.05
Net realized and unrealized gain (loss)	3.13	.75	(3.13)	(2.66)	.40 G
Total from investment operations	3.23	.76	(3.13)	(2.69)	.45
Redemption fees added to paid in capital D	-	-	-	-	.14 G
Net asset value, end of period	$ 13.20	$ 9.97	$ 9.21	$ 12.34	$ 15.03
Total Return B,C	32.40%	8.25%	(25.36)%	(17.90)%	4.09%
Ratios to Average Net Assets F
Expenses before expense reductions	2.55%	2.18%	2.20%	1.45%	1.97% A
Expenses net of voluntary waivers, if any	1.77%	1.75%	1.75%	1.45%	1.75% A
Expenses net of all reductions	1.77%	1.73%	1.72%	1.42%	1.75% A
Net investment income (loss)	.94%	.08%	(.01)%	(.16)%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,538	$ 674	$ 658	$ 1,523	$ 172
Portfolio turnover rate	172%	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per share amounts have been reclassified to reflect redemption fees on a class level.

H Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. In March of 2002, the fund filed for a ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling requested the refund of

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Income Tax Information and Distributions to Shareholders - continued

taxes paid in prior years and would exempt future realized gains from taxes. Although the ruling is still pending, the fund received a refund of 66 million Indian rupees (approximately $1,450,000) representing taxes paid by the fund in 2000 through 2002. The outcome of the ruling cannot be predicted and the Indian tax authorities could request repayment of the refund if there is an unfavorable ruling. The fund has continued to accrue capital gains taxes (prior and current) until such time as a final ruling is received. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,759,761	|
Unrealized depreciation	(530,529)
Net unrealized appreciation (depreciation)	5,229,232
Undistributed ordinary income	275,262
Capital loss carryforward	(3,456,984)

Cost for federal income tax purposes	$ 36,542,091

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Annual Report

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 48,344	$ 5,982	$ -
Class T	.25%	.25%	18,876	-	-
Class B	.75%	.25%	31,516	23,636	-
Class C	.75%	.25%	25,171	8,102	-
			$ 123,907	$ 37,720	$ -

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,594
Class T	1,632
Class B*	9,291
Class C*	3,770
$ 20,287

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 63,635.33
Class T	26,658.70
Class B	20,447.64
Class C	12,012.47
Institutional Class	4,214.32
	$ 126,966

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,078 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 152,803
Class T	2.25%	44,179
Class B	2.75%	34,938
Class C	2.75%	23,604
Institutional Class	1.75%	10,207
		$ 265,731

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 629

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	2,472,329	1,558,955	$ 25,555,609	$ 17,017,475
Shares redeemed	(2,475,129)	(1,691,949)	(26,094,442)	(18,896,118)
Net increase (decrease)	(2,800)	(132,994)	$ (538,833)	$ (1,878,643)
Class T
Shares sold	615,784	306,332	$ 6,405,610	$ 3,507,758
Shares redeemed	(673,227)	(175,919)	(6,940,401)	(1,903,003)
Net increase (decrease)	(57,443)	130,413	$ (534,791)	$ 1,604,755
Class B
Shares sold	262,810	136,244	$ 2,867,284	$ 1,467,888
Shares redeemed	(143,990)	(121,792)	(1,478,097)	(1,276,878)
Net increase (decrease)	118,820	14,452	$ 1,389,187	$ 191,010
Class C
Shares sold	354,068	353,152	$ 3,792,883	$ 3,841,374
Shares redeemed	(222,119)	(263,600)	(2,208,742)	(2,864,649)
Net increase (decrease)	131,949	89,552	$ 1,584,141	$ 976,725
Institutional Class
Shares sold	554,755	574,658	$ 5,910,359	$ 6,068,713
Shares redeemed	(505,917)	(578,457)	(5,664,848)	(6,223,877)
Net increase (decrease)	48,838	(3,799)	$ 245,511	$ (155,164)

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Emerging Asia (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Emerging Asia. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Emerging Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Emerging Asia. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Emerging Asia. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Emerging Asia. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Emerging Asia. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Emerging Asia. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AEA-UANN-1203
1.784737.100

Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fund
Institutional Class A	32.40%	6.55%	0.16%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Institutional Class on March 25, 1994, when the Closed-End Fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital InternationalSM AC Asia Free ex Japan did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Yosawadee Polcharoen, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund

Emerging Asian equity markets were among the world's best performers during the year that ended October 31, 2003. In that time, each country represented in the Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - a performance benchmark of Asian emerging markets, excluding Japan - returned in excess of 23% in U.S. dollar terms, and the index as a whole advanced 38.86%. Emerging Asian markets were boosted by the improving global economy, a pickup in export growth and a recovery from the SARS epidemic. In terms of individual performance, some of the nations with the smallest exposure in the index had the biggest returns. China, which displayed unexpected resilience to the SARS-related slowdown, represented about 3.5% of the index on average and gained more than 108%, while Thailand, accounting for about 2.5% of the index, advanced 87%. South Korea - the largest index component at 26% on average - underperformed as its economy slipped into a recession. Hong Kong, the benchmark's second-largest weighting, also underperformed despite gaining nearly 35%.

During the 12 months ending October 31, 2003, the fund's Institutional Class shares returned 32.40%, trailing the Morgan Stanley Capital International All Country Asia Free ex Japan Index. The fund also lagged the LipperSM Pacific Region ex Japan Funds Average, which posted a 37.16% return. An overweighting in the South Korean market, most notably in consumer and banking stocks, hurt performance. Consumer stocks, including CJ Home Shopping, were sidetracked by slowing credit growth and weak domestic consumption. Meanwhile, Korean banking stocks lagged due to high default rates on credit card debt. In the export group, Korean electronics firm Samsung Electro-Mechanics was hampered by sluggish demand for the company's electronics products. Conversely, overweighting India and Thailand, both of which outperformed the benchmark, helped performance. Indian auto manufacturer Tata Motors returned 182% due to robust domestic demand. Also helping was Siam Cement, Thailand's leading construction material company, whose 131% return was driven by strong demand from real estate and infrastructure development.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	9.4	9.4
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5	3.4
Hutchison Whampoa Ltd.	2.9	2.7
HSBC Holdings PLC (Hong Kong) (Reg.)	2.8	3.5
Sun Hung Kai Properties Ltd.	2.4	1.5
Cheung Kong Holdings Ltd.	2.3	1.9
Li & Fung Ltd.	2.2	1.5
Kookmin Bank	2.1	1.8
United Overseas Bank Ltd.	1.9	2.2
LG Electronics, Inc.	1.9	2.2
	31.4
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.9	25.5
Information Technology	28.7	21.6
Consumer Discretionary	12.6	8.7
Materials	10.3	13.0
Energy	4.9	7.2
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 97.9%	Stocks 93.0%
Short-Term Investments and Net Other Assets 2.1%	Short-Term Investments and Net Other Assets 7.0%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
Bermuda - 1.3%
Skyworth Digital Holdings Ltd.	2,138,000	$ 528,608
China - 5.1%
China Petroleum & Chemical Corp. (H Shares)	1,506,000	499,375
Guangdong Kelon Electrical Holdings Ltd. Series H (a)	339,000	142,967
Harbin Power Equipment Co. Ltd. (H Shares)	386,000	94,939
Nanjing Panda Electronics Co. (H Shares) (a)	180,000	52,733
PetroChina Co. Ltd. (H Shares)	1,634,000	594,423
PICC Property & Casualty Co. Ltd. (H Shares)	86,000	20,136
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	1,466,000	415,319
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	254,000	70,323
Zhenhai Refining & Chemical Co. (H Shares)	274,000	167,598
TOTAL CHINA		2,057,813
Hong Kong - 20.0%
ASM Pacific Technology Ltd.	25,500	95,392
Bank of East Asia Ltd.	141,600	423,035
BOC Hong Kong Holdings Ltd.	237,500	411,349
Cheung Kong Holdings Ltd.	112,000	933,862
China Everbright Ltd.	306,000	168,454
China Merchants Holdings International Co. Ltd.	162,000	219,043
Denway Motors Ltd.	338,000	278,562
Elec & Eltek International Holdings Ltd.	106,000	19,792
Esprit Holdings Ltd.	121,000	380,190
Hang Seng Bank Ltd.	55,000	687,004
Hong Kong & China Gas Co. Ltd.	258,400	357,706
Hutchison Whampoa Ltd.	151,000	1,171,545
Li & Fung Ltd.	530,000	890,659
PCCW Ltd. (a)	372,000	265,865
Sun Hung Kai Properties Ltd.	116,000	982,152
Swire Pacific Ltd. (A Shares)	82,500	503,567
Wharf Holdings Ltd.	114,000	286,997
TOTAL HONG KONG		8,075,174
India - 8.5%
Bharti Televentures Ltd. (a)	62,110	123,823
BSES Ltd.	13,790	145,355
Dr. Reddy's Laboratories Ltd.	2,660	70,151
Hero Honda Motors Ltd.	17,100	133,363
Hindustan Petroleum Corp. Ltd.	17,370	126,174
Housing Development Finance Corp. Ltd.	20,280	232,647
ICICI Bank Ltd.	54,211	296,773
Infosys Technologies Ltd.	5,090	532,524
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
ITC Ltd.	100	$ 1,917
Ranbaxy Laboratories Ltd.	12,254	265,832
Reliance Industries Ltd.	54,850	588,560
Satyam Computer Services Ltd.	36,540	246,798
State Bank of India	27,775	296,749
Tata Engineering & Locomotive Co. Ltd.	45,480	375,822
TOTAL INDIA		3,436,488
Indonesia - 1.0%
PT Telkomunikasi Indonesia Tbk	576,500	407,110
Korea (South) - 24.9%
Amotech Co. Ltd.	4,430	91,332
Dae Duck Electronics Co. Ltd.	9,520	87,679
Daewoo Heavy Industries & Machinery Ltd. (a)	13,940	95,407
Honam Petrochemical Corp.	13,250	530,671
KH Vatec Co. Ltd.	2,620	124,857
Kookmin Bank	23,459	856,298
Korean Air Co. Ltd.	12,390	165,409
LG Chemical Ltd.	10,460	419,814
LG Electronics, Inc.	14,510	751,553
LG Petrochemical Co. Ltd.	4,490	102,433
POSCO	5,850	678,132
Samsung Electro-Mechanics Co. Ltd.	9,800	332,049
Samsung Electronics Co. Ltd.	9,577	3,803,285
Samsung SDI Co. Ltd.	6,110	629,843
Shinhan Financial Group Co. Ltd.	26,910	386,540
Shinsegae Co. Ltd.	1,660	333,122
SK Telecom Co. Ltd.	3,760	663,996
TOTAL KOREA (SOUTH)		10,052,420
Malaysia - 3.2%
AMMB Holdings BHD	76,500	106,697
Berjaya Sports Toto BHD	80,850	92,765
British American Tobacco (Malaysia) BHD	9,900	108,770
Gamuda BHD	49,300	98,600
Hong Leong Bank BHD	60,300	86,483
Malayan Banking BHD	94,800	254,463
Public Bank BHD (For. Reg.)	378,750	299,013
Resorts World BHD	50,300	145,605
Tanjong PLC	32,300	93,500
TOTAL MALAYSIA		1,285,896
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - 6.4%
Chartered Semiconductor Manufacturing Ltd. (a)	194,000	$ 190,710
City Developments Ltd.	60,000	208,681
DBS Group Holdings Ltd.	76,463	628,583
Huan Hsin Holdings Ltd.	82,000	53,268
Oversea-Chinese Banking Corp. Ltd.	47,604	331,134
Singapore Press Holdings Ltd.	15,298	173,251
Singapore Telecommunications Ltd.	164,000	162,162
ST Assembly Test Services Ltd. (a)	60,000	78,643
United Overseas Bank Ltd.	96,470	754,235
TOTAL SINGAPORE		2,580,667
Taiwan - 18.7%
Advanced Semiconductor Engineering, Inc. (a)	442,000	410,345
AU Optronics Corp.	223,000	301,014
Cathay Financial Holding Co. Ltd.	238,000	392,809
China Steel Corp.	461,320	372,537
Chinatrust Financial Holding Co.	248,433	258,464
Chung Hwa Pulp Corp.	283,000	151,801
Compal Electronics, Inc.	168,850	256,286
Compeq Manufacturing Co. Ltd. (a)	310,000	175,420
Delta Electronics, Inc.	127,000	162,446
Evergreen Marine Corp.	102,760	90,252
Formosa Plastic Corp.	379,811	582,086
Fubon Financial Holding Co. Ltd.	243,000	256,393
High Tech Computer Corp.	21,000	77,984
Hon Hai Precision Industries Co. Ltd.	113,784	509,731
Johnson Health Tech Co. Ltd.	29,000	64,103
Merry Electronics Co. Ltd.	45,000	72,944
Nan Ya Plastics Corp.	380,280	507,712
Quanta Computer, Inc.	138,915	378,710
Siliconware Precision Industries Co. Ltd. (a)	154,000	147,510
Sunplus Technology Co. Ltd.	51,000	88,683
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	723,440	1,428,543
United Microelectronics Corp. (a)	794,476	728,211
Yageo Corp. (a)	303,000	144,668
TOTAL TAIWAN		7,558,652
Thailand - 3.8%
Bangkok Bank Ltd. PCL (For. Reg.) (a)	211,600	495,234
Krung Thai Bank Public Co. Ltd.	413,700	92,163
Land & House PCL (For. Reg.)	723,900	244,622
Siam Cement PCL (For. Reg.)	66,200	374,498
Common Stocks - continued
	Shares	Value (Note 1)
Thailand - continued
Siam Commercial Bank PCL (For. Reg.) (a)	205,300	$ 211,981
TelecomAsia Corp. PCL (a)	100	14
TelecomAsia Corp. PCL rights 4/30/08 (a)	190,863	0
Thai Military Bank PCL (For.Reg.) (a)	745,100	82,810
Thai Olefins PCL (a)	57,900	43,479
TOTAL THAILAND		1,544,801
United Kingdom - 2.8%
HSBC Holdings PLC (Hong Kong) (Reg.)	76,976	1,155,718
TOTAL COMMON STOCKS (Cost $33,168,328)		38,683,347
Nonconvertible Preferred Stocks - 2.2%

Korea (South) - 2.2%
Hyundai Motor Co. Ltd.	30,480	502,205
Samsung Electronics Co. Ltd.	2,050	407,055
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $727,264)		909,260
Government Obligations - 3.0%
Principal Amount (c)
India - 3.0%
India, Federal Republic of 3.8502% 12/12/03 (Cost $1,208,645)	INR	55,000,000	1,206,428
Money Market Funds - 2.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $972,288)	972,288	$ 972,288
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $36,076,525)		41,771,323
NET OTHER ASSETS - (3.3)%		(1,352,258)
NET ASSETS - 100%		$ 40,419,065
Currency Abbreviations
INR	-	Indian rupee
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $50,897,932 and $49,252,885, respectively.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $2,874,000. The weighted average interest rate was 1.15%. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $3,457,000 of which $2,034,000 and $1,423,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $36,076,525) - See accompanying schedule		$ 41,771,323
Foreign currency held at value (cost $326,396)		326,773
Receivable for investments sold		561,922
Receivable for fund shares sold		223,623
Dividends receivable		7,800
Interest receivable		1,038
Prepaid expenses		173
Receivable from investment adviser for expense reductions		28,495
Total assets		42,921,147

Liabilities
Payable for investments purchased	$ 637,411
Payable for fund shares redeemed	52,140
Accrued management fee	23,465
Distribution fees payable	14,367
Other payables and accrued expenses	1,774,699
Total liabilities		2,502,082

Net Assets		$ 40,419,065
Net Assets consist of:
Paid in capital		$ 38,371,555
Undistributed net investment income		180,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,605,277)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,472,350
Net Assets		$ 40,419,065

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,161,487 ÷ 1,848,546 shares)	$ 13.07

Maximum offering price per share (100/94.25 of $13.07)	$ 13.87
Class T: Net Asset Value and redemption price per share ($4,981,853 ÷ 385,533 shares)	$ 12.92

Maximum offering price per share (100/96.50 of $12.92)	$ 13.39
Class B: Net Asset Value and offering price per share ($5,156,870 ÷ 408,090 shares) A	$ 12.64

Class C: Net Asset Value and offering price per share ($4,580,983 ÷ 362,141 shares) A	$ 12.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,537,872 ÷ 116,476 shares)	$ 13.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 867,986
Interest		55,510
		923,496
Less foreign taxes withheld		(103,241)
Total income		820,255

Expenses
Management fee	$ 220,272
Transfer agent fees	126,966
Distribution fees	123,907
Accounting fees and expenses	61,615
Non-interested trustees' compensation	121
Custodian fees and expenses	217,541
Registration fees	55,751
Audit	108,585
Legal	1,428
Interest	641
Miscellaneous	7,911
Total expenses before reductions	924,738
Expense reductions	(266,360)	658,378
Net investment income (loss)		161,877
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,483,503
Foreign currency transactions	(5,082)
Total net realized gain (loss)		6,478,421
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $195,235)	3,316,302
Assets and liabilities in foreign currencies	(24,567)
Total change in net unrealized appreciation (depreciation)		3,291,735
Net gain (loss)		9,770,156
Net increase (decrease) in net assets resulting from operations		$ 9,932,033

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,877	$ (101,155)
Net realized gain (loss)	6,478,421	(1,376,366)
Change in net unrealized appreciation (depreciation)	3,291,735	3,700,512
Net increase (decrease) in net assets resulting from operations	9,932,033	2,222,991
Share transactions - net increase (decrease)	2,145,215	738,683
Total increase (decrease) in net assets	12,077,248	2,961,674

Net Assets
Beginning of period	28,341,817	25,380,143
End of period (including undistributed net investment income of $180,437 and accumulated net investment loss of $49,255, respectively)	$ 40,419,065	$ 28,341,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 9.15	$ 12.29	$ 15.01	$ 9.61
Income from Investment Operations
Net investment income (loss) C	.07	(.02)	(.03)	(.12)	(.03)
Net realized and unrealized gain (loss)	3.11	.76	(3.11)	(2.60)	5.30
Total from investment operations	3.18	.74	(3.14)	(2.72)	5.27
Redemption fees added to paid in capital C	-	-	-	-	.13
Net asset value, end of period	$ 13.07	$ 9.89	$ 9.15	$ 12.29	$ 15.01
Total Return A,B	32.15%	8.09%	(25.55)%	(18.12)%	56.19%
Ratios to Average Net Assets D
Expenses before expense reductions	2.81%	2.56%	2.56%	1.98%	2.04%
Expenses net of voluntary waivers, if any	2.02%	2.00%	2.00%	1.98%	2.04%
Expenses net of all reductions	2.02%	1.98%	1.97%	1.96%	2.03%
Net investment income (loss)	.70%	(.17)%	(.26)%	(.69)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,161	$ 18,314	$ 18,151	$ 31,386	$ 82,492
Portfolio turnover rate	172%	121%	62%	96%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Prior to June 16, 1999, the fund operated as a closed-end investment company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.81	$ 9.09	$ 12.25	$ 15.01	$ 14.44
Income from Investment Operations
Net investment income (loss) E	.05	(.05)	(.06)	(.14)	.13
Net realized and unrealized gain (loss)	3.06	.77	(3.10)	(2.62)	.34 H
Total from investment operations	3.11	.72	(3.16)	(2.76)	.47
Redemption fees added to paid in capital E	-	-	-	-	.10 H
Net asset value, end of period	$ 12.92	$ 9.81	$ 9.09	$ 12.25	$ 15.01
Total Return B,C,D	31.70%	7.92%	(25.80)%	(18.39)%	3.95%
Ratios to Average Net Assets G
Expenses before expense reductions	3.43%	3.16%	3.41%	2.17%	2.50% A
Expenses net of voluntary waivers, if any	2.27%	2.25%	2.25%	2.17%	2.25% A
Expenses net of all reductions	2.26%	2.23%	2.22%	2.15%	2.25% A
Net investment income (loss)	.45%	(.42)%	(.51)%	(.88)%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,982	$ 4,347	$ 2,842	$ 4,165	$ 1,405
Portfolio turnover rate	172%	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 8.97	$ 12.15	$ 14.98	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.01)	(.10)	(.11)	(.24)	.08
Net realized and unrealized gain (loss)	3.02	.76	(3.07)	(2.59)	.37 H
Total from investment operations	3.01	.66	(3.18)	(2.83)	.45
Redemption fees added to paid in capital E	-	-	-	-	.09 H
Net asset value, end of period	$ 12.64	$ 9.63	$ 8.97	$ 12.15	$ 14.98
Total Return B,C,D	31.26%	7.36%	(26.17)%	(18.89)%	3.74%
Ratios to Average Net Assets G
Expenses before expense reductions	3.87%	3.63%	3.66%	2.77%	3.19% A
Expenses net of voluntary waivers, if any	2.77%	2.75%	2.75%	2.77%	2.75% A
Expenses net of all reductions	2.77%	2.73%	2.72%	2.75%	2.75% A
Net investment income (loss)	(.05)%	(.92)%	(1.01)%	(1.48)%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,157	$ 2,787	$ 2,466	$ 3,664	$ 977
Portfolio turnover rate	172%	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 8.98	$ 12.16	$ 14.97	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.01)	(.10)	(.11)	(.23)	.04
Net realized and unrealized gain (loss)	3.02	.76	(3.07)	(2.58)	.38 H
Total from investment operations	3.01	.66	(3.18)	(2.81)	.42
Redemption fees added to paid in capital E	-	-	-	-	.11 H
Net asset value, end of period	$ 12.65	$ 9.64	$ 8.98	$ 12.16	$ 14.97
Total Return B,C,D	31.22%	7.35%	(26.15)%	(18.77)%	3.67%
Ratios to Average Net Assets G
Expenses before expense reductions	3.70%	3.53%	3.52%	2.68%	3.00% A
Expenses net of voluntary waivers, if any	2.77%	2.75%	2.75%	2.68%	2.75% A
Expenses net of all reductions	2.76%	2.73%	2.72%	2.66%	2.75% A
Net investment income (loss)	(.05)%	(.92)%	(1.01)%	(1.40)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,581	$ 2,220	$ 1,263	$ 2,124	$ 614
Portfolio turnover rate	172%	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 9.21	$ 12.34	$ 15.03	$ 14.44
Income from Investment Operations
Net investment income (loss) D	.10	.01	- H	(.03)	.05
Net realized and unrealized gain (loss)	3.13	.75	(3.13)	(2.66)	.40 G
Total from investment operations	3.23	.76	(3.13)	(2.69)	.45
Redemption fees added to paid in capital D	-	-	-	-	.14 G
Net asset value, end of period	$ 13.20	$ 9.97	$ 9.21	$ 12.34	$ 15.03
Total Return B,C	32.40%	8.25%	(25.36)%	(17.90)%	4.09%
Ratios to Average Net Assets F
Expenses before expense reductions	2.55%	2.18%	2.20%	1.45%	1.97% A
Expenses net of voluntary waivers, if any	1.77%	1.75%	1.75%	1.45%	1.75% A
Expenses net of all reductions	1.77%	1.73%	1.72%	1.42%	1.75% A
Net investment income (loss)	.94%	.08%	(.01)%	(.16)%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,538	$ 674	$ 658	$ 1,523	$ 172
Portfolio turnover rate	172%	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per share amounts have been reclassified to reflect redemption fees on a class level.

H Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. In March of 2002, the fund filed for a ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling requested the refund of

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Income Tax Information and Distributions to Shareholders - continued

taxes paid in prior years and would exempt future realized gains from taxes. Although the ruling is still pending, the fund received a refund of 66 million Indian rupees (approximately $1,450,000) representing taxes paid by the fund in 2000 through 2002. The outcome of the ruling cannot be predicted and the Indian tax authorities could request repayment of the refund if there is an unfavorable ruling. The fund has continued to accrue capital gains taxes (prior and current) until such time as a final ruling is received. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,759,761	|
Unrealized depreciation	(530,529)
Net unrealized appreciation (depreciation)	5,229,232
Undistributed ordinary income	275,262
Capital loss carryforward	(3,456,984)

Cost for federal income tax purposes	$ 36,542,091

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Annual Report

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 48,344	$ 5,982	$ -
Class T	.25%	.25%	18,876	-	-
Class B	.75%	.25%	31,516	23,636	-
Class C	.75%	.25%	25,171	8,102	-
			$ 123,907	$ 37,720	$ -

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,594
Class T	1,632
Class B*	9,291
Class C*	3,770
$ 20,287

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 63,635.33
Class T	26,658.70
Class B	20,447.64
Class C	12,012.47
Institutional Class	4,214.32
	$ 126,966

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,078 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 152,803
Class T	2.25%	44,179
Class B	2.75%	34,938
Class C	2.75%	23,604
Institutional Class	1.75%	10,207
		$ 265,731

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 629

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	2,472,329	1,558,955	$ 25,555,609	$ 17,017,475
Shares redeemed	(2,475,129)	(1,691,949)	(26,094,442)	(18,896,118)
Net increase (decrease)	(2,800)	(132,994)	$ (538,833)	$ (1,878,643)
Class T
Shares sold	615,784	306,332	$ 6,405,610	$ 3,507,758
Shares redeemed	(673,227)	(175,919)	(6,940,401)	(1,903,003)
Net increase (decrease)	(57,443)	130,413	$ (534,791)	$ 1,604,755
Class B
Shares sold	262,810	136,244	$ 2,867,284	$ 1,467,888
Shares redeemed	(143,990)	(121,792)	(1,478,097)	(1,276,878)
Net increase (decrease)	118,820	14,452	$ 1,389,187	$ 191,010
Class C
Shares sold	354,068	353,152	$ 3,792,883	$ 3,841,374
Shares redeemed	(222,119)	(263,600)	(2,208,742)	(2,864,649)
Net increase (decrease)	131,949	89,552	$ 1,584,141	$ 976,725
Institutional Class
Shares sold	554,755	574,658	$ 5,910,359	$ 6,068,713
Shares redeemed	(505,917)	(578,457)	(5,664,848)	(6,223,877)
Net increase (decrease)	48,838	(3,799)	$ 245,511	$ (155,164)

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Emerging Asia (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Emerging Asia. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Emerging Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Emerging Asia. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Emerging Asia. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Emerging Asia. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Emerging Asia. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Emerging Asia. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AEAI-UANN-1203
1.784738.100

Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	18.10%	-1.03%
Class T (incl. 3.50% sales charge)	20.53%	-0.76%
Class B (incl. contingent deferred sales charge) B	19.30%	-0.99%
Class C (incl. contingent deferred sales charge) C	23.27%	-0.56%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® Europe Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12-month period that ended October 31, 2003, the fund's Class A, Class T, Class B and C shares had returns of 25.30%, 24.90%, 24.30% and 24.27%, respectively. By comparison, the Morgan Stanley Capital International Europe Index posted a total return of 24.56% for the same period, while the LipperSM European Region Funds Average returned 23.64%. Stock picking accounted for most of the fund's outperformance, with individual stocks in the telecommunications space - notably Ericsson, Alcatel, Mobistar and Versatel - providing very attractive gains. Solid performance from such top-10 holdings as Germany's Deutsche Boerse and France's SEB also boosted returns. The fund was hurt by an underweighted position in the banking sector and disappointing earnings growth from companies such as Van Der Moolen, the Dutch market maker, and Ahold, the Dutch food retailer. Unilever, the Anglo-Dutch consumer goods company, also detracted from performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Deutsche Boerse AG (Germany, Diversified Financial Services)	6.6	6.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.1	3.5
Marks & Spencer Group PLC (United Kingdom, Multiline Retail)	2.9	0.0
Unilever PLC (United Kingdom, Food Products)	2.1	2.7
British Sky Broadcasting Group PLC (BSkyB) (United Kingdom, Media)	1.8	0.9
	16.5
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.5	15.7
Financials	20.8	21.0
Telecommunication Services	16.9	10.8
Health Care	12.1	14.3
Information Technology	9.3	4.4
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	31.6	33.1
Germany	16.3	18.5
France	10.3	13.2
Switzerland	6.6	11.1
Sweden	5.7	1.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 95.8%	Stocks 96.9%
Bonds 0.8%	Bonds 0.0%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 3.1%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
Belgium - 0.7%
Mobistar SA (a)	2,700	$ 135,122
Denmark - 3.6%
A.P. Moller - Maersk AS Series B	10	78,228
Bryggerigruppen AS	1,000	55,477
Coloplast AS Series B	3,200	268,283
Danske Bank AS	7,900	158,810
Novo Nordisk AS Series B	4,700	168,456
TOTAL DENMARK		729,254
Finland - 0.6%
Comptel Oyj (a)	17,800	45,984
F-Secure Oyj (a)	46,600	72,878
TOTAL FINLAND		118,862
France - 10.3%
Alcatel SA sponsored ADR (a)	10,600	139,708
Assurances Generales France (Bearer)	200	10,519
Cap Gemini SA (a)	1,200	60,263
Casino Guichard Perrachon et Compagnie	1,400	127,719
CNP Assurances	2,100	95,437
France Telecom SA (a)	2,000	48,238
France Telecom SA sponsored ADR	6,300	152,712
L'Oreal SA	4,100	302,077
NRJ Group	7,000	136,639
Pernod-Ricard	3,725	358,164
SEB SA	2,200	241,606
Suez SA (France)	6,100	97,518
Vivendi Universal SA (a)	3,900	81,639
Vivendi Universal SA sponsored ADR (a)	6,000	126,180
Wanadoo SA (a)	10,600	78,589
TOTAL FRANCE		2,057,008
Germany - 15.1%
Adidas-Salomon AG	1,200	110,794
Allianz AG (Reg.)	2,500	267,081
Bayerische Hypo Und Verein AG (a)	2,900	63,663
Celanese AG (Reg.)	3,100	107,484
DAB Bank AG (a)	21,600	177,160
Deutsche Boerse AG	23,708	1,313,355
Deutsche Telekom AG (Reg.) (a)	18,000	280,980
Fresenius Medical Care AG	3,300	187,513
Fresenius Medical Care AG sponsored ADR	1	19
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Puma AG	500	$ 72,681
SAP AG	800	116,928
Sixt AG	5,600	62,408
T-Online International AG (a)	10,800	139,250
Zapf Creation AG (a)	3,900	120,449
TOTAL GERMANY		3,019,765
Israel - 0.4%
Emblaze Ltd. (a)	37,400	88,402
Italy - 2.7%
Amplifon Spa	2,100	53,764
Banca Intesa Spa	22,031	74,166
Banca Nazionale del Lavoro (BNL) (a)	36,800	83,557
Bulgari Spa	11,100	100,414
Fiat Spa (a)	16,500	128,736
Telecom Italia Spa	37,770	98,229
TOTAL ITALY		538,866
Luxembourg - 0.3%
Metro International SA Swedish Depositary Receipt (A Shares) (a)	51,300	57,635
Netherlands - 4.8%
Completel Europe NV (a)	6,342	168,978
Equant NV (a)	5,800	51,064
ING Groep NV (Certificaten Van Aandelen)	8,530	177,765
Koninklijke KPN NV (a)	38,800	293,959
Koninklijke Philips Electronics NV	3,500	93,940
Koninklijke Philips Electronics NV (NY Shares)	3,100	83,204
Samas Groep NV (Certificaten Van Aandelen)	7,600	42,524
Versatel Telecom International NV (a)	23,200	53,215
TOTAL NETHERLANDS		964,649
Norway - 2.3%
Storebrand ASA (A Shares) (a)	33,000	182,874
TANDBERG Television ASA (a)	73,700	275,735
TOTAL NORWAY		458,609
Russia - 1.6%
Lukoil Oil Co. sponsored ADR	1,200	97,560
OAO Gazprom sponsored ADR	5,900	141,600
Vimpel Communications sponsored ADR (a)	1,200	78,120
TOTAL RUSSIA		317,280
Common Stocks - continued
	Shares	Value (Note 1)
Spain - 4.7%
Antena 3 Television SA (a)	20	$ 651
Banco Espanol de Credito SA (Reg.)	6,800	68,061
Corporacion Mapfre SA (Reg.)	16,000	198,697
Grupo Auxiliar Metalurgico SA (Gamesa)	4,200	113,269
Prosegur Comp Securidad SA (Reg.)	7,600	123,259
Repsol YPF SA	6,200	107,694
Telefonica SA	6,000	74,800
Telefonica SA sponsored ADR	6,681	249,869
TOTAL SPAIN		936,300
Sweden - 5.7%
Eniro AB	15,800	126,072
Modern Times Group AB (MTG) (B Shares) (a)	14,000	261,848
OMHEX AB	23,250	237,463
Song Networks Holding AB (a)	24,400	158,870
Tele2 AB (B Shares) (a)	4,100	205,450
Telefonaktiebolaget LM Ericsson (B Shares) (a)	91,700	156,624
TOTAL SWEDEN		1,146,327
Switzerland - 6.6%
ABB Ltd. (Switzerland) (Reg.) (a)	18,940	110,905
Actelion Ltd. (Reg.) (a)	1,749	165,689
Clariant AG (Reg.) (a)	5,400	75,727
Novartis AG sponsored ADR	8,900	341,493
Roche Holding AG (participation certificate)	3,470	286,017
Sulzer AG (Reg.)	560	132,627
Swiss Life Holding (a)	170	28,722
Zurich Financial Services AG	1,350	172,199
TOTAL SWITZERLAND		1,313,379
Turkey - 1.0%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	11,100	210,900
United Kingdom - 30.8%
3i Group PLC	11,900	125,013
Alvis PLC	21,400	67,988
Amlin PLC	40,600	99,749
Autonomy Corp. PLC (a)	47,400	201,590
Axis Shield PLC (a)	11,500	32,638
Barratt Developments PLC	14,900	123,708
Boots Group PLC	13,500	162,980
British Sky Broadcasting Group PLC (BSkyB) (a)	33,200	360,026
Carlton Communications PLC	35,300	129,195
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Cattles PLC	21,400	$ 115,670
Celltech Group PLC (a)	25,800	200,654
Corin Group PLC	20,800	72,778
Dixons Group PLC	121,800	280,158
Easynet Group PLC (a)	31,400	67,569
Galen Holdings PLC	14,100	180,138
Jazztel PLC (a)	168,200	75,992
Land Securities Group PLC	7,000	106,866
Lastminute.com PLC (a)	9,800	49,234
London Bridge Software Holdings PLC	68,100	70,964
London Stock Exchange PLC	19,700	127,677
Maiden Group PLC	22,300	96,352
Marks & Spencer Group PLC	118,800	579,226
Mothercare PLC (a)	10,800	59,107
MyTravel Group PLC (a)	438,500	137,454
NDS Group PLC sponsored ADR (a)	2,700	47,277
Next PLC	4,300	85,974
Pace Micro Technology PLC	68,800	75,774
Prudential PLC	36,400	282,014
Reckitt Benckiser PLC	6,100	128,164
Rentokil Initial PLC	23,200	87,760
Shire Pharmaceuticals Group PLC (a)	25,900	197,704
SMG PLC	36,400	62,293
Sygen International PLC	91,118	78,739
Ted Baker PLC	15,900	97,257
Unilever PLC	48,800	417,240
Vodafone Group PLC	293,300	620,330
Vodafone Group PLC sponsored ADR	7,700	162,855
William Hill PLC	21,300	122,348
Woolworths Group PLC	163,300	127,280
Wyevale Garden Centres PLC	9,100	51,885
TOTAL UNITED KINGDOM		6,167,620
United States of America - 2.9%
Covad Communications Group, Inc. (a)	100	438
Infonet Services Corp. Class B (a)	11,300	26,781
Network Associates, Inc. (a)	13,400	186,662
NTL, Inc. (a)	1,500	92,595
Pfizer, Inc.	4,300	135,880
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Secure Computing Corp. (a)	4,700	$ 67,586
Synthes-Stratec, Inc.	87	79,563
TOTAL UNITED STATES OF AMERICA		589,505
TOTAL COMMON STOCKS (Cost $16,034,219)		18,849,483
Nonconvertible Preferred Stocks - 1.7%

Germany - 1.2%
Fresenius Medical Care AG	1,500	61,340
Porsche AG (non-vtg.)	370	181,103
TOTAL GERMANY		242,443
Italy - 0.5%
Telecom Italia Spa (Risp) (a)	56,094	96,953
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $317,525)		339,396
Nonconvertible Bonds - 0.8%
	Principal Amount
United Kingdom - 0.8%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	$ 10,000	4,425
0% 2/1/10 (c)(d)	45,000	18,113
9.875% 2/1/10 (c)	35,000	18,025
11.25% 11/1/08 (c)	10,000	5,375
Telewest PLC 11% 10/1/07 (c)	200,000	108,000
TOTAL NONCONVERTIBLE BONDS (Cost $138,232)		153,938
Money Market Funds - 2.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $574,215)	574,215	$ 574,215
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $17,064,191)		19,917,032
NET OTHER ASSETS - 0.5%		100,146
NET ASSETS - 100%		$ 20,017,178
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $34,198,923 and $36,136,577, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $239 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $6,957,000 of which $2,681,000 and $4,276,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $17,064,191) - See accompanying schedule		$ 19,917,032
Receivable for investments sold		529,337
Receivable for fund shares sold		22,942
Dividends receivable		48,600
Interest receivable		398
Prepaid expenses		97
Receivable from investment adviser for expense reductions		27,574
Total assets		20,545,980

Liabilities
Payable to custodian bank	$ 2,151
Payable for investments purchased	386,816
Payable for fund shares redeemed	63,562
Accrued management fee	11,987
Distribution fees payable	10,957
Other payables and accrued expenses	53,329
Total liabilities		528,802

Net Assets		$ 20,017,178
Net Assets consist of:
Paid in capital		$ 24,199,899
Undistributed net investment income		39,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,080,337)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,858,001
Net Assets		$ 20,017,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,346,333 ÷ 334,723 shares)	$ 10.00

Maximum offering price per share (100/94.25 of $10.00)	$ 10.61
Class T: Net Asset Value and redemption price per share ($7,628,125 ÷ 768,026 shares)	$ 9.93

Maximum offering price per share (100/96.50 of $9.93)	$ 10.29
Class B: Net Asset Value and offering price per share ($5,596,099 ÷ 575,733 shares) A	$ 9.72

Class C: Net Asset Value and offering price per share ($3,075,844 ÷ 316,028 shares) A	$ 9.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($370,777 ÷ 36,831 shares)	$ 10.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 427,461
Interest		10,864
Security lending		1,824
		440,149
Less foreign taxes withheld		(48,712)
Total income		391,437

Expenses
Management fee	$ 131,763
Transfer agent fees	95,192
Distribution fees	120,853
Accounting fees and security lending fees	61,675
Non-interested trustees' compensation	74
Custodian fees and expenses	120,164
Registration fees	50,736
Audit	47,373
Legal	756
Miscellaneous	729
Total expenses before reductions	629,315
Expense reductions	(249,713)	379,602
Net investment income (loss)		11,835
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,066,391
Foreign currency transactions	12,439
Total net realized gain (loss)		1,078,830
Change in net unrealized appreciation (depreciation) on: Investment securities	3,060,143
Assets and liabilities in foreign currencies	2,018
Total change in net unrealized appreciation (depreciation)		3,062,161
Net gain (loss)		4,140,991
Net increase (decrease) in net assets resulting from operations		$ 4,152,826

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,835	$ 12,890
Net realized gain (loss)	1,078,830	(4,196,134)
Change in net unrealized appreciation (depreciation)	3,062,161	1,907,542
Net increase (decrease) in net assets resulting from operations	4,152,826	(2,275,702)
Distributions to shareholders from net investment income	(44,256)	-
Share transactions - net increase (decrease)	(2,514,690)	(3,347,014)
Total increase (decrease) in net assets	1,593,880	(5,622,716)

Net Assets
Beginning of period	18,423,298	24,046,014
End of period (including undistributed net investment income of $39,615 and undistributed net investment income of $23,625, respectively)	$ 20,017,178	$ 18,423,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 9.00	$ 11.13	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.05	.01	(.02)	.05
Net realized and unrealized gain (loss)	1.98	(1.02)	(2.14)	.62	.51
Total from investment operations	2.02	(.97)	(2.13)	.60	.56
Distributions from net investment income	(.05)	-	-	(.03)	-
Net asset value, end of period	$ 10.00	$ 8.03	$ 9.00	$ 11.13	$ 10.56
Total Return B,C,D	25.30%	(10.78)%	(19.14)%	5.67%	5.60%
Ratios to Average Net Assets G
Expenses before expense reductions	3.07%	2.57%	2.16%	1.97%	3.52% A
Expenses net of voluntary waivers, if any	1.75%	1.96%	2.00%	1.97%	2.00% A
Expenses net of all reductions	1.69%	1.91%	1.95%	1.93%	1.96% A
Net investment income (loss)	.49%	.48%	.14%	(.14)%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,346	$ 2,071	$ 2,577	$ 3,501	$ 2,060
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.98	$ 8.95	$ 11.09	$ 10.54	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.02	(.01)	(.05)	.03
Net realized and unrealized gain (loss)	1.96	(.99)	(2.13)	.62	.51
Total from investment operations	1.98	(.97)	(2.14)	.57	.54
Distributions from net investment income	(.03)	-	-	(.02)	-
Net asset value, end of period	$ 9.93	$ 7.98	$ 8.95	$ 11.09	$ 10.54
Total Return B,C,D	24.90%	(10.84)%	(19.30)%	5.40%	5.40%
Ratios to Average Net Assets G
Expenses before expense reductions	3.34%	2.80%	2.40%	2.24%	3.72% A
Expenses net of voluntary waivers, if any	2.00%	2.20%	2.25%	2.24%	2.25% A
Expenses net of all reductions	1.94%	2.16%	2.19%	2.20%	2.21% A
Net investment income (loss)	.24%	.24%	(.10)%	(.41)%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,628	$ 7,079	$ 9,749	$ 15,505	$ 12,343
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.82	$ 8.82	$ 10.99	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)	(.06)	(.11)	(.02)
Net realized and unrealized gain (loss)	1.92	(.98)	(2.11)	.62	.50
Total from investment operations	1.90	(1.00)	(2.17)	.51	.48
Net asset value, end of period	$ 9.72	$ 7.82	$ 8.82	$ 10.99	$ 10.48
Total Return B,C,D	24.30%	(11.34)%	(19.75)%	4.87%	4.80%
Ratios to Average Net Assets G
Expenses before expense reductions	3.87%	3.33%	2.95%	2.81%	4.29% A
Expenses net of voluntary waivers, if any	2.50%	2.70%	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.44%	2.65%	2.70%	2.71%	2.71% A
Net investment income (loss)	(.26)%	(.26)%	(.61)%	(.91)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,596	$ 5,717	$ 6,507	$ 8,132	$ 3,765
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.83	$ 8.84	$ 11.01	$ 10.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)	(.06)	(.10)	(.02)
Net realized and unrealized gain (loss)	1.92	(.99)	(2.11)	.62	.51
Total from investment operations	1.90	(1.01)	(2.17)	.52	.49
Net asset value, end of period	$ 9.73	$ 7.83	$ 8.84	$ 11.01	$ 10.49
Total Return B,C,D	24.27%	(11.43)%	(19.71)%	4.96%	4.90%
Ratios to Average Net Assets G
Expenses before expense reductions	3.74%	3.22%	2.80%	2.67%	4.16% A
Expenses net of voluntary waivers, if any	2.50%	2.71%	2.75%	2.67%	2.75% A
Expenses net of all reductions	2.44%	2.66%	2.70%	2.63%	2.71% A
Net investment income (loss)	(.26)%	(.27)%	(.61)%	(.84)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,076	$ 2,876	$ 4,393	$ 7,117	$ 3,894
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.10	$ 9.05	$ 11.16	$ 10.58	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.07	.04	.02	.07
Net realized and unrealized gain (loss)	1.98	(1.02)	(2.15)	.61	.51
Total from investment operations	2.04	(.95)	(2.11)	.63	.58
Distributions from net investment income	(.07)	-	-	(.05)	-
Net asset value, end of period	$ 10.07	$ 8.10	$ 9.05	$ 11.16	$ 10.58
Total Return B,C	25.39%	(10.50)%	(18.91)%	5.94%	5.80%
Ratios to Average Net Assets F
Expenses before expense reductions	2.56%	2.07%	1.75%	1.70%	3.31% A
Expenses net of voluntary waivers, if any	1.50%	1.71%	1.75%	1.70%	1.75% A
Expenses net of all reductions	1.44%	1.66%	1.69%	1.66%	1.71% A
Net investment income (loss)	.73%	.74%	.40%	.14%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 371	$ 681	$ 820	$ 1,193	$ 838
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,054,340
Unrealized depreciation	(358,214)
Net unrealized appreciation (depreciation)	2,696,126
Undistributed ordinary income	78,215
Capital loss carryforward	(6,957,067)
Cost for federal income tax purposes	$ 17,220,906

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 44,256	$ -

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 6,227	$ 81	$ -
Class T	.25%	.25%	34,624	-	-
Class B	.75%	.25%	51,865	38,899	-
Class C	.75%	.25%	28,137	1,807	-
			$ 120,853	$ 40,787	$ -

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,693
Class T	1,660
Class B*	19,581
Class C*	1,439
$ 24,373

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,164.53
Class T	37,892.55
Class B	30,086.58
Class C	12,521.44
Institutional Class	1,529.27
	$ 95,192

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,202 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 33,042
Class T	2.00%	92,940
Class B	2.50%	71,304
Class C	2.50%	34,856
Institutional Class	1.50%	6,043
		$ 238,185

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 11,528
Class A	-	-
Class T	-	-
	$ -	$ 11,528

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2003	2002
From net investment income
Class A	$ 12,873	$ -
Class T	26,438	-
Institutional Class	4,945	-
Total	$ 44,256	$ -

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	316,316	427,176	$ 2,713,286	$ 3,978,076
Reinvestment of distributions	1,448	-	11,764	-
Shares redeemed	(240,897)	(455,720)	(2,051,864)	(4,247,881)
Net increase (decrease)	76,867	(28,544)	$ 673,186	$ (269,805)
Class T
Shares sold	153,987	242,800	$ 1,293,026	$ 2,191,017
Reinvestment of distributions	3,125	-	25,256	-
Shares redeemed	(276,339)	(444,772)	(2,311,651)	(4,027,999)
Net increase (decrease)	(119,227)	(201,972)	$ (993,369)	$ (1,836,982)
Class B
Shares sold	116,409	256,719	$ 971,513	$ 2,405,037
Shares redeemed	(271,990)	(262,795)	(2,226,193)	(2,368,364)
Net increase (decrease)	(155,581)	(6,076)	$ (1,254,680)	$ 36,673
Class C
Shares sold	51,238	101,482	$ 440,459	$ 918,375
Shares redeemed	(102,640)	(231,210)	(855,030)	(2,099,373)
Net increase (decrease)	(51,402)	(129,728)	$ (414,571)	$ (1,180,998)
Institutional Class
Shares sold	319,492	622,922	$ 2,847,002	$ 6,154,110
Reinvestment of distributions	320	-	2,614	-
Shares redeemed	(367,066)	(629,370)	(3,374,872)	(6,250,012)
Net increase (decrease)	(47,254)	(6,448)	$ (525,256)	$ (95,902)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Europe Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Ian Hart (36)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Hart is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hart managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Europe Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/9/02	$.072	$.022
Class T	12/9/02	$.052	$.022

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AEUR-UANN-1203
1.784739.100

Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fundA
Institutional Class	25.39%	0.41%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® Europe Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12-month period that ended October 31, 2003, the fund's Institutional Class shares had a return of 25.39%. By comparison, the Morgan Stanley Capital International Europe Index posted a total return of 24.56% for the same period, while the LipperSM European Region Funds Average returned 23.64%. Stock picking accounted for most of the fund's outperformance, with individual stocks in the telecommunications space - notably Ericsson, Alcatel, Mobistar and Versatel - providing very attractive gains. Solid performance from such top-10 holdings as Germany's Deutsche Boerse and France's SEB also boosted returns. The fund was hurt by an underweighted position in the banking sector and disappointing earnings growth from companies such as Van Der Moolen, the Dutch market maker, and Ahold, the Dutch food retailer. Unilever, the Anglo-Dutch consumer goods company, also detracted from performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Deutsche Boerse AG (Germany, Diversified Financial Services)	6.6	6.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.1	3.5
Marks & Spencer Group PLC (United Kingdom, Multiline Retail)	2.9	0.0
Unilever PLC (United Kingdom, Food Products)	2.1	2.7
British Sky Broadcasting Group PLC (BSkyB) (United Kingdom, Media)	1.8	0.9
	16.5
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.5	15.7
Financials	20.8	21.0
Telecommunication Services	16.9	10.8
Health Care	12.1	14.3
Information Technology	9.3	4.4
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	31.6	33.1
Germany	16.3	18.5
France	10.3	13.2
Switzerland	6.6	11.1
Sweden	5.7	1.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 95.8%	Stocks 96.9%
Bonds 0.8%	Bonds 0.0%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 3.1%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
Belgium - 0.7%
Mobistar SA (a)	2,700	$ 135,122
Denmark - 3.6%
A.P. Moller - Maersk AS Series B	10	78,228
Bryggerigruppen AS	1,000	55,477
Coloplast AS Series B	3,200	268,283
Danske Bank AS	7,900	158,810
Novo Nordisk AS Series B	4,700	168,456
TOTAL DENMARK		729,254
Finland - 0.6%
Comptel Oyj (a)	17,800	45,984
F-Secure Oyj (a)	46,600	72,878
TOTAL FINLAND		118,862
France - 10.3%
Alcatel SA sponsored ADR (a)	10,600	139,708
Assurances Generales France (Bearer)	200	10,519
Cap Gemini SA (a)	1,200	60,263
Casino Guichard Perrachon et Compagnie	1,400	127,719
CNP Assurances	2,100	95,437
France Telecom SA (a)	2,000	48,238
France Telecom SA sponsored ADR	6,300	152,712
L'Oreal SA	4,100	302,077
NRJ Group	7,000	136,639
Pernod-Ricard	3,725	358,164
SEB SA	2,200	241,606
Suez SA (France)	6,100	97,518
Vivendi Universal SA (a)	3,900	81,639
Vivendi Universal SA sponsored ADR (a)	6,000	126,180
Wanadoo SA (a)	10,600	78,589
TOTAL FRANCE		2,057,008
Germany - 15.1%
Adidas-Salomon AG	1,200	110,794
Allianz AG (Reg.)	2,500	267,081
Bayerische Hypo Und Verein AG (a)	2,900	63,663
Celanese AG (Reg.)	3,100	107,484
DAB Bank AG (a)	21,600	177,160
Deutsche Boerse AG	23,708	1,313,355
Deutsche Telekom AG (Reg.) (a)	18,000	280,980
Fresenius Medical Care AG	3,300	187,513
Fresenius Medical Care AG sponsored ADR	1	19
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Puma AG	500	$ 72,681
SAP AG	800	116,928
Sixt AG	5,600	62,408
T-Online International AG (a)	10,800	139,250
Zapf Creation AG (a)	3,900	120,449
TOTAL GERMANY		3,019,765
Israel - 0.4%
Emblaze Ltd. (a)	37,400	88,402
Italy - 2.7%
Amplifon Spa	2,100	53,764
Banca Intesa Spa	22,031	74,166
Banca Nazionale del Lavoro (BNL) (a)	36,800	83,557
Bulgari Spa	11,100	100,414
Fiat Spa (a)	16,500	128,736
Telecom Italia Spa	37,770	98,229
TOTAL ITALY		538,866
Luxembourg - 0.3%
Metro International SA Swedish Depositary Receipt (A Shares) (a)	51,300	57,635
Netherlands - 4.8%
Completel Europe NV (a)	6,342	168,978
Equant NV (a)	5,800	51,064
ING Groep NV (Certificaten Van Aandelen)	8,530	177,765
Koninklijke KPN NV (a)	38,800	293,959
Koninklijke Philips Electronics NV	3,500	93,940
Koninklijke Philips Electronics NV (NY Shares)	3,100	83,204
Samas Groep NV (Certificaten Van Aandelen)	7,600	42,524
Versatel Telecom International NV (a)	23,200	53,215
TOTAL NETHERLANDS		964,649
Norway - 2.3%
Storebrand ASA (A Shares) (a)	33,000	182,874
TANDBERG Television ASA (a)	73,700	275,735
TOTAL NORWAY		458,609
Russia - 1.6%
Lukoil Oil Co. sponsored ADR	1,200	97,560
OAO Gazprom sponsored ADR	5,900	141,600
Vimpel Communications sponsored ADR (a)	1,200	78,120
TOTAL RUSSIA		317,280
Common Stocks - continued
	Shares	Value (Note 1)
Spain - 4.7%
Antena 3 Television SA (a)	20	$ 651
Banco Espanol de Credito SA (Reg.)	6,800	68,061
Corporacion Mapfre SA (Reg.)	16,000	198,697
Grupo Auxiliar Metalurgico SA (Gamesa)	4,200	113,269
Prosegur Comp Securidad SA (Reg.)	7,600	123,259
Repsol YPF SA	6,200	107,694
Telefonica SA	6,000	74,800
Telefonica SA sponsored ADR	6,681	249,869
TOTAL SPAIN		936,300
Sweden - 5.7%
Eniro AB	15,800	126,072
Modern Times Group AB (MTG) (B Shares) (a)	14,000	261,848
OMHEX AB	23,250	237,463
Song Networks Holding AB (a)	24,400	158,870
Tele2 AB (B Shares) (a)	4,100	205,450
Telefonaktiebolaget LM Ericsson (B Shares) (a)	91,700	156,624
TOTAL SWEDEN		1,146,327
Switzerland - 6.6%
ABB Ltd. (Switzerland) (Reg.) (a)	18,940	110,905
Actelion Ltd. (Reg.) (a)	1,749	165,689
Clariant AG (Reg.) (a)	5,400	75,727
Novartis AG sponsored ADR	8,900	341,493
Roche Holding AG (participation certificate)	3,470	286,017
Sulzer AG (Reg.)	560	132,627
Swiss Life Holding (a)	170	28,722
Zurich Financial Services AG	1,350	172,199
TOTAL SWITZERLAND		1,313,379
Turkey - 1.0%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	11,100	210,900
United Kingdom - 30.8%
3i Group PLC	11,900	125,013
Alvis PLC	21,400	67,988
Amlin PLC	40,600	99,749
Autonomy Corp. PLC (a)	47,400	201,590
Axis Shield PLC (a)	11,500	32,638
Barratt Developments PLC	14,900	123,708
Boots Group PLC	13,500	162,980
British Sky Broadcasting Group PLC (BSkyB) (a)	33,200	360,026
Carlton Communications PLC	35,300	129,195
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Cattles PLC	21,400	$ 115,670
Celltech Group PLC (a)	25,800	200,654
Corin Group PLC	20,800	72,778
Dixons Group PLC	121,800	280,158
Easynet Group PLC (a)	31,400	67,569
Galen Holdings PLC	14,100	180,138
Jazztel PLC (a)	168,200	75,992
Land Securities Group PLC	7,000	106,866
Lastminute.com PLC (a)	9,800	49,234
London Bridge Software Holdings PLC	68,100	70,964
London Stock Exchange PLC	19,700	127,677
Maiden Group PLC	22,300	96,352
Marks & Spencer Group PLC	118,800	579,226
Mothercare PLC (a)	10,800	59,107
MyTravel Group PLC (a)	438,500	137,454
NDS Group PLC sponsored ADR (a)	2,700	47,277
Next PLC	4,300	85,974
Pace Micro Technology PLC	68,800	75,774
Prudential PLC	36,400	282,014
Reckitt Benckiser PLC	6,100	128,164
Rentokil Initial PLC	23,200	87,760
Shire Pharmaceuticals Group PLC (a)	25,900	197,704
SMG PLC	36,400	62,293
Sygen International PLC	91,118	78,739
Ted Baker PLC	15,900	97,257
Unilever PLC	48,800	417,240
Vodafone Group PLC	293,300	620,330
Vodafone Group PLC sponsored ADR	7,700	162,855
William Hill PLC	21,300	122,348
Woolworths Group PLC	163,300	127,280
Wyevale Garden Centres PLC	9,100	51,885
TOTAL UNITED KINGDOM		6,167,620
United States of America - 2.9%
Covad Communications Group, Inc. (a)	100	438
Infonet Services Corp. Class B (a)	11,300	26,781
Network Associates, Inc. (a)	13,400	186,662
NTL, Inc. (a)	1,500	92,595
Pfizer, Inc.	4,300	135,880
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Secure Computing Corp. (a)	4,700	$ 67,586
Synthes-Stratec, Inc.	87	79,563
TOTAL UNITED STATES OF AMERICA		589,505
TOTAL COMMON STOCKS (Cost $16,034,219)		18,849,483
Nonconvertible Preferred Stocks - 1.7%

Germany - 1.2%
Fresenius Medical Care AG	1,500	61,340
Porsche AG (non-vtg.)	370	181,103
TOTAL GERMANY		242,443
Italy - 0.5%
Telecom Italia Spa (Risp) (a)	56,094	96,953
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $317,525)		339,396
Nonconvertible Bonds - 0.8%
	Principal Amount
United Kingdom - 0.8%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	$ 10,000	4,425
0% 2/1/10 (c)(d)	45,000	18,113
9.875% 2/1/10 (c)	35,000	18,025
11.25% 11/1/08 (c)	10,000	5,375
Telewest PLC 11% 10/1/07 (c)	200,000	108,000
TOTAL NONCONVERTIBLE BONDS (Cost $138,232)		153,938
Money Market Funds - 2.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $574,215)	574,215	$ 574,215
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $17,064,191)		19,917,032
NET OTHER ASSETS - 0.5%		100,146
NET ASSETS - 100%		$ 20,017,178
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $34,198,923 and $36,136,577, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $239 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $6,957,000 of which $2,681,000 and $4,276,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $17,064,191) - See accompanying schedule		$ 19,917,032
Receivable for investments sold		529,337
Receivable for fund shares sold		22,942
Dividends receivable		48,600
Interest receivable		398
Prepaid expenses		97
Receivable from investment adviser for expense reductions		27,574
Total assets		20,545,980

Liabilities
Payable to custodian bank	$ 2,151
Payable for investments purchased	386,816
Payable for fund shares redeemed	63,562
Accrued management fee	11,987
Distribution fees payable	10,957
Other payables and accrued expenses	53,329
Total liabilities		528,802

Net Assets		$ 20,017,178
Net Assets consist of:
Paid in capital		$ 24,199,899
Undistributed net investment income		39,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,080,337)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,858,001
Net Assets		$ 20,017,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,346,333 ÷ 334,723 shares)	$ 10.00

Maximum offering price per share (100/94.25 of $10.00)	$ 10.61
Class T: Net Asset Value and redemption price per share ($7,628,125 ÷ 768,026 shares)	$ 9.93

Maximum offering price per share (100/96.50 of $9.93)	$ 10.29
Class B: Net Asset Value and offering price per share ($5,596,099 ÷ 575,733 shares) A	$ 9.72

Class C: Net Asset Value and offering price per share ($3,075,844 ÷ 316,028 shares) A	$ 9.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($370,777 ÷ 36,831 shares)	$ 10.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 427,461
Interest		10,864
Security lending		1,824
		440,149
Less foreign taxes withheld		(48,712)
Total income		391,437

Expenses
Management fee	$ 131,763
Transfer agent fees	95,192
Distribution fees	120,853
Accounting fees and security lending fees	61,675
Non-interested trustees' compensation	74
Custodian fees and expenses	120,164
Registration fees	50,736
Audit	47,373
Legal	756
Miscellaneous	729
Total expenses before reductions	629,315
Expense reductions	(249,713)	379,602
Net investment income (loss)		11,835
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,066,391
Foreign currency transactions	12,439
Total net realized gain (loss)		1,078,830
Change in net unrealized appreciation (depreciation) on: Investment securities	3,060,143
Assets and liabilities in foreign currencies	2,018
Total change in net unrealized appreciation (depreciation)		3,062,161
Net gain (loss)		4,140,991
Net increase (decrease) in net assets resulting from operations		$ 4,152,826

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,835	$ 12,890
Net realized gain (loss)	1,078,830	(4,196,134)
Change in net unrealized appreciation (depreciation)	3,062,161	1,907,542
Net increase (decrease) in net assets resulting from operations	4,152,826	(2,275,702)
Distributions to shareholders from net investment income	(44,256)	-
Share transactions - net increase (decrease)	(2,514,690)	(3,347,014)
Total increase (decrease) in net assets	1,593,880	(5,622,716)

Net Assets
Beginning of period	18,423,298	24,046,014
End of period (including undistributed net investment income of $39,615 and undistributed net investment income of $23,625, respectively)	$ 20,017,178	$ 18,423,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 9.00	$ 11.13	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.05	.01	(.02)	.05
Net realized and unrealized gain (loss)	1.98	(1.02)	(2.14)	.62	.51
Total from investment operations	2.02	(.97)	(2.13)	.60	.56
Distributions from net investment income	(.05)	-	-	(.03)	-
Net asset value, end of period	$ 10.00	$ 8.03	$ 9.00	$ 11.13	$ 10.56
Total Return B,C,D	25.30%	(10.78)%	(19.14)%	5.67%	5.60%
Ratios to Average Net Assets G
Expenses before expense reductions	3.07%	2.57%	2.16%	1.97%	3.52% A
Expenses net of voluntary waivers, if any	1.75%	1.96%	2.00%	1.97%	2.00% A
Expenses net of all reductions	1.69%	1.91%	1.95%	1.93%	1.96% A
Net investment income (loss)	.49%	.48%	.14%	(.14)%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,346	$ 2,071	$ 2,577	$ 3,501	$ 2,060
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.98	$ 8.95	$ 11.09	$ 10.54	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.02	(.01)	(.05)	.03
Net realized and unrealized gain (loss)	1.96	(.99)	(2.13)	.62	.51
Total from investment operations	1.98	(.97)	(2.14)	.57	.54
Distributions from net investment income	(.03)	-	-	(.02)	-
Net asset value, end of period	$ 9.93	$ 7.98	$ 8.95	$ 11.09	$ 10.54
Total Return B,C,D	24.90%	(10.84)%	(19.30)%	5.40%	5.40%
Ratios to Average Net Assets G
Expenses before expense reductions	3.34%	2.80%	2.40%	2.24%	3.72% A
Expenses net of voluntary waivers, if any	2.00%	2.20%	2.25%	2.24%	2.25% A
Expenses net of all reductions	1.94%	2.16%	2.19%	2.20%	2.21% A
Net investment income (loss)	.24%	.24%	(.10)%	(.41)%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,628	$ 7,079	$ 9,749	$ 15,505	$ 12,343
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.82	$ 8.82	$ 10.99	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)	(.06)	(.11)	(.02)
Net realized and unrealized gain (loss)	1.92	(.98)	(2.11)	.62	.50
Total from investment operations	1.90	(1.00)	(2.17)	.51	.48
Net asset value, end of period	$ 9.72	$ 7.82	$ 8.82	$ 10.99	$ 10.48
Total Return B,C,D	24.30%	(11.34)%	(19.75)%	4.87%	4.80%
Ratios to Average Net Assets G
Expenses before expense reductions	3.87%	3.33%	2.95%	2.81%	4.29% A
Expenses net of voluntary waivers, if any	2.50%	2.70%	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.44%	2.65%	2.70%	2.71%	2.71% A
Net investment income (loss)	(.26)%	(.26)%	(.61)%	(.91)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,596	$ 5,717	$ 6,507	$ 8,132	$ 3,765
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.83	$ 8.84	$ 11.01	$ 10.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)	(.06)	(.10)	(.02)
Net realized and unrealized gain (loss)	1.92	(.99)	(2.11)	.62	.51
Total from investment operations	1.90	(1.01)	(2.17)	.52	.49
Net asset value, end of period	$ 9.73	$ 7.83	$ 8.84	$ 11.01	$ 10.49
Total Return B,C,D	24.27%	(11.43)%	(19.71)%	4.96%	4.90%
Ratios to Average Net Assets G
Expenses before expense reductions	3.74%	3.22%	2.80%	2.67%	4.16% A
Expenses net of voluntary waivers, if any	2.50%	2.71%	2.75%	2.67%	2.75% A
Expenses net of all reductions	2.44%	2.66%	2.70%	2.63%	2.71% A
Net investment income (loss)	(.26)%	(.27)%	(.61)%	(.84)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,076	$ 2,876	$ 4,393	$ 7,117	$ 3,894
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.10	$ 9.05	$ 11.16	$ 10.58	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.07	.04	.02	.07
Net realized and unrealized gain (loss)	1.98	(1.02)	(2.15)	.61	.51
Total from investment operations	2.04	(.95)	(2.11)	.63	.58
Distributions from net investment income	(.07)	-	-	(.05)	-
Net asset value, end of period	$ 10.07	$ 8.10	$ 9.05	$ 11.16	$ 10.58
Total Return B,C	25.39%	(10.50)%	(18.91)%	5.94%	5.80%
Ratios to Average Net Assets F
Expenses before expense reductions	2.56%	2.07%	1.75%	1.70%	3.31% A
Expenses net of voluntary waivers, if any	1.50%	1.71%	1.75%	1.70%	1.75% A
Expenses net of all reductions	1.44%	1.66%	1.69%	1.66%	1.71% A
Net investment income (loss)	.73%	.74%	.40%	.14%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 371	$ 681	$ 820	$ 1,193	$ 838
Portfolio turnover rate	199%	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,054,340
Unrealized depreciation	(358,214)
Net unrealized appreciation (depreciation)	2,696,126
Undistributed ordinary income	78,215
Capital loss carryforward	(6,957,067)
Cost for federal income tax purposes	$ 17,220,906

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 44,256	$ -

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 6,227	$ 81	$ -
Class T	.25%	.25%	34,624	-	-
Class B	.75%	.25%	51,865	38,899	-
Class C	.75%	.25%	28,137	1,807	-
			$ 120,853	$ 40,787	$ -

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,693
Class T	1,660
Class B*	19,581
Class C*	1,439
$ 24,373

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,164.53
Class T	37,892.55
Class B	30,086.58
Class C	12,521.44
Institutional Class	1,529.27
	$ 95,192

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,202 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 33,042
Class T	2.00%	92,940
Class B	2.50%	71,304
Class C	2.50%	34,856
Institutional Class	1.50%	6,043
		$ 238,185

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 11,528
Class A	-	-
Class T	-	-
	$ -	$ 11,528

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2003	2002
From net investment income
Class A	$ 12,873	$ -
Class T	26,438	-
Institutional Class	4,945	-
Total	$ 44,256	$ -

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	316,316	427,176	$ 2,713,286	$ 3,978,076
Reinvestment of distributions	1,448	-	11,764	-
Shares redeemed	(240,897)	(455,720)	(2,051,864)	(4,247,881)
Net increase (decrease)	76,867	(28,544)	$ 673,186	$ (269,805)
Class T
Shares sold	153,987	242,800	$ 1,293,026	$ 2,191,017
Reinvestment of distributions	3,125	-	25,256	-
Shares redeemed	(276,339)	(444,772)	(2,311,651)	(4,027,999)
Net increase (decrease)	(119,227)	(201,972)	$ (993,369)	$ (1,836,982)
Class B
Shares sold	116,409	256,719	$ 971,513	$ 2,405,037
Shares redeemed	(271,990)	(262,795)	(2,226,193)	(2,368,364)
Net increase (decrease)	(155,581)	(6,076)	$ (1,254,680)	$ 36,673
Class C
Shares sold	51,238	101,482	$ 440,459	$ 918,375
Shares redeemed	(102,640)	(231,210)	(855,030)	(2,099,373)
Net increase (decrease)	(51,402)	(129,728)	$ (414,571)	$ (1,180,998)
Institutional Class
Shares sold	319,492	622,922	$ 2,847,002	$ 6,154,110
Reinvestment of distributions	320	-	2,614	-
Shares redeemed	(367,066)	(629,370)	(3,374,872)	(6,250,012)
Net increase (decrease)	(47,254)	(6,448)	$ (525,256)	$ (95,902)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Europe Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Ian Hart (36)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Hart is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hart managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Europe Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/9/02	$.092	$.022

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AEURI-UANN-1203
1.784740.100

Fidelity® Advisor

Global Equity

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

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Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	17.32%	0.66%
Class T (incl. 3.50% sales charge)	19.89%	0.88%
Class B (incl. contingent deferred sales charge)B	18.63%	0.71%
Class C (incl. contingent deferred sales charge)C	22.72%	1.15%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

** Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® World Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Global Equity Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

Fidelity Advisor Global Equity Fund's Class A, Class T, Class B and Class C shares gained 24.48%, 24.24%, 23.63% and 23.72%, respectively, during the one-year period ending Octo-ber 31, 2003. In comparison, the Morgan Stanley Capital International World Index and the LipperSM Global Funds Average returned 24.24% and 23.59%, respectively. While security selection largely drove the fund's results, my regional allocation decisions also added value. I maintained a modest overweighting in Japan and Southeast Asia, while underweighting Europe - whose economies I felt would be slower to benefit from a pickup in global demand. This strategy worked well earlier in the period as Europe lagged the world market. The fund's U.S. holdings had by far the most influence on performance. Our aggressive positioning in technology helped a lot, driven by industry leaders such as Yahoo!, Motorola and EMC. Some good picks among homebuilding and medical device stocks also contributed. Japanese consumer cyclical and brokerage stocks - including NOK and Nomura Holdings, respectively - further aided results, while the fund's more-defensive positioning in Europe curbed our gains in that market. Conversely, the fund suffered from its overexposure to lagging health care stocks, including Tenet Healthcare, Cardinal Health, Johnson & Johnson and France-based Aventis.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson (United States of America, Pharmaceuticals)	2.2	2.9
Lennar Corp. Class A (United States of America, Household Durables)	2.1	1.6
Microsoft Corp. (United States of America, Software)	2.1	3.4
Motorola, Inc. (United States of America, Communications Equipment)	1.8	0.5
Univision Communications, Inc. Class A (United States of America, Media)	1.7	1.9
	9.9
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.9	18.8
Financials	17.5	17.0
Information Technology	15.6	14.3
Health Care	14.4	15.5
Consumer Staples	7.3	8.9
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	53.9	55.2
Japan	10.3	8.1
United Kingdom	8.6	10.3
France	3.8	3.8
Canada	2.6	2.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks and Equity Futures 97.0%	Stocks and Equity Futures 97.2%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 2.8%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
Australia - 1.9%
Amcor Ltd.	2,848	$ 17,133
AMP Ltd.	4,200	19,559
AMP Ltd. rights 1/2/04	4,200	244
Australia & New Zealand Banking Group Ltd.	3,900	49,132
Australia & New Zealand Banking Group Ltd. rights 11/24/03 (a)	709	2,163
Australian Gas Light Co.	1,053	7,974
Australian Stock Exchange Ltd.	700	7,927
AXA Asia Pacific Holdings Ltd.	5,800	11,617
BHP Billiton Ltd.	9,785	81,165
BHP Steel Ltd.	2,457	9,425
Brambles Industries Ltd.	1,900	6,280
Coca-Cola Amatil Ltd.	3,666	15,282
Commonwealth Bank of Australia	2,200	42,819
CSL Ltd.	1,310	15,762
Fosters Group Ltd.	1,700	5,499
Gunns Ltd.	1,177	10,663
Insurance Australia Group Ltd.	3,909	12,311
JB Hi-Fi Ltd. (a)	4,650	6,977
Lend Lease Corp. Ltd.	1,833	14,543
National Australia Bank Ltd.	1,200	25,980
Newcrest Mining Ltd.	1,600	13,679
News Corp. Ltd.	2,466	21,978
Origin Energy Ltd.	2,024	6,160
Publishing & Broadcasting Ltd.	1,500	12,793
Qantas Airways Ltd.	2,979	7,611
QBE Insurance Group Ltd.	2,990	21,797
Rinker Group Ltd.	2,900	13,033
Rio Tinto Ltd.	1,403	35,399
Westfield Holdings Ltd.	1,000	10,057
Westpac Banking Corp.	3,600	41,149
WMC Resources Ltd. (a)	5,700	20,655
Woolworths Ltd.	2,000	15,740
TOTAL AUSTRALIA		582,506
Belgium - 0.4%
Agfa-Gevaert NV	1,700	42,046
Colruyt NV	400	36,144
Mobistar SA (a)	900	45,041
TOTAL BELGIUM		123,231
Canada - 2.6%
Agnico-Eagle Mines Ltd.	290	3,163
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Agrium, Inc.	570	$ 8,798
Alcan, Inc.	360	14,362
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	100	1,706
Angiotech Pharmaceuticals, Inc. (a)	480	21,992
Astral Media, Inc. Class A (non-vtg.)	760	15,102
ATI Technologies, Inc. (a)	810	11,599
Bank of Montreal, Quebec	800	29,931
Bank of Nova Scotia	840	41,710
BCE, Inc.	1,150	26,035
Bombardier, Inc. Class B (sub. vtg.)	1,820	8,172
Brascan Corp. Class A (ltd. vtg.)	200	5,688
C.I. Fund Management, Inc.	350	3,915
Cameco Corp.	230	9,961
Canadian Imperial Bank of Commerce	710	31,884
Canadian National Railway Co.	390	23,441
Cinram International, Inc.	1,270	26,460
CP Ships Ltd.	200	3,785
Enbridge, Inc.	290	11,391
EnCana Corp.	994	34,128
Fairfax Financial Holdings Ltd.	30	4,664
Goldcorp, Inc.	880	13,829
Great-West Lifeco, Inc.	590	18,271
Inco Ltd. (a)	410	13,601
Industrial Alliance Life Insurance Co.	110	3,254
Investors Group, Inc.	160	3,537
Kinross Gold Corp. (a)	1,470	12,052
Loblaw Companies Ltd.	370	17,918
Magna International, Inc. Class A	100	8,019
Manitoba Telecom Services, Inc.	240	7,312
Masonite International Corp. (a)	180	4,027
National Bank of Canada	430	13,342
Newmont Mining Corp. of Canada Ltd. (exchangeable shares)	440	19,175
Nortel Networks Corp. (a)	6,740	29,993
Penn West Petroleum Ltd. (a)	230	7,831
Petro-Canada	550	22,163
PetroKazakhstan, Inc. Class A (a)	190	4,323
Power Financial Corp.	420	14,459
Precision Drilling Corp. (a)	180	7,081
Research in Motion Ltd. (a)	580	25,619
Rogers Communications, Inc. Class B (non-vtg.)	270	4,249
Royal Bank of Canada	1,040	50,071
Saputo, Inc.	700	13,910
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Shell Canada Ltd. Class A	80	$ 3,143
Sun Life Financial, Inc.	333	8,231
Suncor Energy, Inc.	600	12,601
Talisman Energy, Inc.	380	18,558
Teck Cominco Ltd. Class B (sub. vtg.)	480	6,262
TELUS Corp. (non-vtg.)	480	8,406
Terasen, Inc.	310	10,879
Toronto-Dominion Bank	1,050	34,928
TransCanada Corp.	780	15,914
TOTAL CANADA		770,845
Cayman Islands - 1.0%
Noble Corp. (a)	3,960	135,947
Seagate Technology	7,740	177,865
TOTAL CAYMAN ISLANDS		313,812
Denmark - 0.8%
A.P. Moller - Maersk AS Series A	6	45,441
Danske Bank AS	2,630	52,870
ISS AS	2,128	101,142
Novo Nordisk AS Series B	1,250	44,802
TOTAL DENMARK		244,255
Finland - 0.4%
Fortum Oyj	4,440	40,788
Nokia Corp.	3,110	52,839
Sampo Oyj (A Shares)	4,129	34,631
TOTAL FINLAND		128,258
France - 3.8%
Alcatel SA (RFD) (a)	4,200	55,356
Aventis SA (France)	2,193	116,141
AXA SA	9,474	178,895
BNP Paribas SA	1,792	93,833
Cap Gemini SA (a)	1,800	90,394
CNP Assurances	600	27,268
Credit Agricole SA	2,900	61,378
Credit Agricole SA rights 11/7/03 (a)	2,900	672
France Telecom SA (a)	2,400	57,885
Suez SA (France)	2,400	38,368
Television Francaise 1 SA	1,170	34,969
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Total SA Series B	1,525	$ 238,114
Vivendi Universal SA (a)	7,100	148,626
TOTAL FRANCE		1,141,899
Germany - 1.4%
Allianz AG (Reg.)	700	74,783
Altana AG	600	37,680
Bayerische Hypo Und Verein AG (a)	1,200	26,343
Deutsche Boerse AG	1,101	60,992
Deutsche Telekom AG (Reg.) (a)	2,200	34,342
Merck KGaA	600	20,942
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	1,253	10,320
(Reg.)	1,253	148,913
TOTAL GERMANY		414,315
Hong Kong - 0.9%
Bank of East Asia Ltd.	4,452	13,301
Cafe de Coral Holdings Ltd.	6,000	5,408
Cheung Kong Holdings Ltd.	3,000	25,014
China Everbright Ltd.	12,000	6,606
CLP Holdings Ltd.	900	4,068
CNOOC Ltd.	3,500	6,603
Denway Motors Ltd.	10,000	8,241
Esprit Holdings Ltd.	2,000	6,284
Guoco Group Ltd.	783	5,520
Hang Seng Bank Ltd.	900	11,242
Hong Kong & China Gas Co. Ltd.	9,400	13,013
Hutchison Whampoa Ltd.	6,600	51,207
Johnson Electric Holdings Ltd.	5,000	6,503
Li & Fung Ltd.	12,000	20,166
PCCW Ltd. (a)	18,000	12,864
Sun Hung Kai Properties Ltd.	4,000	33,867
Swire Pacific Ltd. (A Shares)	1,500	9,156
Television Broadcasts Ltd.	3,000	14,217
Varitronix International Ltd.	5,000	5,312
Wharf Holdings Ltd.	2,000	5,035
TOTAL HONG KONG		263,627
Ireland - 0.2%
CRH PLC	3,427	61,337
Common Stocks - continued
	Shares	Value (Note 1)
Italy - 1.3%
Autostrade Spa	5,840	$ 85,243
Banca Intesa Spa	20,000	67,329
Banco Popolare di Verona e Novara	5,890	90,715
ENI Spa	6,111	96,675
Riunione Adriatica di Sicurta Spa (RAS)	2,315	36,046
TOTAL ITALY		376,008
Japan - 10.3%
Ajinomoto Co., Inc.	2,000	20,193
Asahi Glass Co. Ltd.	2,000	15,790
Bridgestone Corp.	1,000	13,098
Canon, Inc.	2,000	97,900
Citizen Watch Co. Ltd.	3,000	24,586
Daicel Chemical Industries Ltd.	5,000	21,193
Daikin Industries Ltd.	1,000	21,330
Dainippon Screen Manufacturing Co. Ltd. (a)	2,000	14,281
Daito Trust Construction Co.	1,000	30,926
Denki Kagaku Kogyo KK	6,000	18,228
Denso Corp.	1,300	24,654
Dowa Mining Co. Ltd.	5,000	27,015
East Japan Railway Co.	7	31,708
Faith, Inc.	1	8,141
Fast Retailing Co. Ltd.	1,100	66,836
Fuji Photo Film Co. Ltd.	2,000	58,941
Funai Electric Co. Ltd.	100	13,325
Heiwa Corp.	500	7,240
Hitachi Cable Ltd.	3,000	11,925
Hitachi Chemical Co. Ltd.	1,700	27,462
Hoya Corp.	400	36,202
Isetan Co. Ltd.	1,700	17,597
Ito Yokado Ltd.	1,000	36,747
JAFCO Co. Ltd.	200	17,100
Japan Radio Co. Ltd. (a)	3,000	14,517
Japan Retail Fund Investment Corp.	3	17,546
JFE Holdings, Inc.	1,100	28,115
JSR Corp.	2,000	42,387
Kaneka Corp.	2,000	15,590
Kao Corp.	1,000	20,557
KDDI Corp.	13	70,593
Keyence Corp.	100	21,994
Kokuyo Co. Ltd.	1,000	10,397
Konami Corp.	300	9,141
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Konica Minolta Holdings, Inc.	6,500	$ 85,433
Kyocera Corp.	600	36,129
Kyorin Pharmaceutical Co. Ltd.	1,000	15,054
Matsushita Electric Industrial Co. Ltd.	3,000	39,360
Meitec Corp.	500	17,873
Millea Holdings, Inc.	2	23,831
Mitsubishi Securities Co. Ltd.	4,000	45,479
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	10	73,400
Mitsui & Co. Ltd.	12,000	87,320
Mitsui Fudosan Co. Ltd.	2,000	18,610
Mitsui O.S.K. Lines Ltd.	6,000	24,395
Mizuho Financial Group, Inc. (a)	13	31,808
Murata Manufacturing Co. Ltd.	300	17,055
Nichicon Corp.	1,800	20,924
Nidec Corp.	200	19,374
Nikko Cordial Corp.	7,000	37,757
Nippon Sheet Glass Co. Ltd.	4,000	12,298
Nippon Steel Corp.	14,000	28,779
Nishimatsuya Chain Co. Ltd.	500	15,008
Nissan Motor Co. Ltd.	11,100	125,486
Nitto Denko Corp.	1,200	62,980
NOK Corp.	3,000	118,155
Nomura Holdings, Inc.	5,000	85,865
Nomura Research Institute Ltd.	100	10,051
NTN Corp.	5,000	26,060
Oji Paper Co. Ltd.	3,000	15,963
ORIX Corp.	300	25,241
Pacific Metals Co. Ltd. (a)	3,000	14,299
Ricoh Co. Ltd.	2,000	37,930
Rohm Co. Ltd.	500	67,400
Sanken Electric Co. Ltd.	2,000	22,176
Sankyo Co. Ltd. (Gunma)	500	16,691
Sankyo Seiki Manufacturing Co. Ltd. (a)	1,000	7,704
Sanyo Shokai Ltd.	1,000	6,149
SFCG Co. Ltd.	210	30,600
Shimachu Co. Ltd.	1,100	21,512
Shin-Etsu Chemical Co. Ltd.	1,200	44,643
SMC Corp.	300	36,102
Stanley Electric Co. Ltd.	3,000	63,853
Sumisho Lease Co. Ltd.	400	12,298
Sumitomo Corp.	4,000	27,761
Sumitomo Electric Industries Ltd.	2,000	17,191
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Sumitomo Mitsui Financial Group, Inc.	21	$ 105,630
Takeda Chemical Industries Ltd.	1,700	60,151
Terumo Corp.	1,800	34,219
THK Co. Ltd.	1,400	28,397
Tokyo Electric Power Co.	2,500	53,325
Tokyo Electron Ltd.	800	57,340
Toray Industries, Inc.	3,000	12,470
Toyoda Gosei Co. Ltd.	900	26,605
Toyota Motor Corp.	5,600	162,456
UFJ Holdings, Inc. (a)	15	64,126
Uni-Charm Corp.	500	23,331
Uniden Corp.	1,000	19,010
TOTAL JAPAN		3,106,312
Netherlands - 1.8%
Euronext NV	4,550	110,953
ING Groep NV (Certificaten Van Aandelen)	7,210	150,256
Koninklijke Ahold NV (a)	5,400	45,541
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	5,300	119,173
Koninklijke Philips Electronics NV	3,721	99,872
TOTAL NETHERLANDS		525,795
New Zealand - 0.1%
Sky City Entertainment Group Ltd.	1,200	6,591
Telecom Corp. of New Zealand Ltd.	3,481	10,340
TOTAL NEW ZEALAND		16,931
Norway - 0.5%
DnB Holding ASA	5,420	31,484
Gjensidige NOR ASA	800	32,631
Statoil ASA	3,300	30,866
Telenor ASA	9,600	51,985
TOTAL NORWAY		146,966
Papua New Guinea - 0.1%
Lihir Gold Ltd.	9,100	10,949
Oil Search Ltd.	15,400	11,226
TOTAL PAPUA NEW GUINEA		22,175
Singapore - 0.6%
City Developments Ltd.	3,000	10,434
DBS Group Holdings Ltd.	2,000	16,442
Flextronics International Ltd. (a)	7,070	98,980
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - continued
Keppel Corp. Ltd.	2,000	$ 6,841
Oversea-Chinese Banking Corp. Ltd.	1,000	6,956
Singapore Airlines Ltd.	1,000	6,956
Singapore Exchange Ltd.	6,000	5,726
Singapore Post Ltd.	23,000	8,859
Singapore Press Holdings Ltd.	400	4,530
United Overseas Bank Ltd.	3,096	24,206
TOTAL SINGAPORE		189,930
Spain - 2.3%
Altadis SA (Spain)	7,600	183,656
Antena 3 Television SA (a)	44	1,432
Banco Popular Espanol SA (Reg.)	1,030	53,372
Banco Santander Central Hispano SA	8,790	84,008
Corporacion Mapfre SA (Reg.)	3,100	38,498
Fomento Construcciones y Contratas SA (FOCSA)	1,370	44,533
Grupo Dragados SA	3,610	73,478
Sogecable SA (a)	1,550	39,449
Telefonica SA	13,153	163,974
TOTAL SPAIN		682,400
Sweden - 1.0%
Hennes & Mauritz AB (H&M) (B Shares)	4,200	88,742
Securitas AB (B Shares)	4,500	55,153
Svenska Handelsbanken AB (A Shares)	3,678	64,565
Telefonaktiebolaget LM Ericsson (B Shares) (a)	62,200	106,238
TOTAL SWEDEN		314,698
Switzerland - 2.1%
Adecco SA	1,114	65,439
Credit Suisse Group (Reg.)	5,470	191,976
Nestle SA (Reg.)	921	201,980
Novartis AG (Reg.)	3,136	120,328
Swiss Life Holding (a)	270	45,618
TOTAL SWITZERLAND		625,341
United Kingdom - 8.6%
3i Group PLC	15,420	161,991
Anglo American PLC (United Kingdom)	3,740	76,425
AstraZeneca PLC (Sweden)	2,112	99,900
Barclays PLC	10,770	90,696
BG Group PLC	21,490	97,859
Boots Group PLC	5,700	68,814
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
BP PLC	31,800	$ 224,614
British Sky Broadcasting Group PLC (BSkyB) (a)	5,500	59,643
Carnival PLC	2,100	72,410
GlaxoSmithKline PLC	10,031	217,121
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,844	57,714
(United Kingdom) (Reg.)	13,940	209,295
Kesa Electricals PLC	7,136	29,503
Kingfisher PLC	5,258	25,168
Man Group PLC	3,250	79,794
Prudential PLC	9,290	71,976
Reed Elsevier PLC	4,180	32,438
Royal Bank of Scotland Group PLC	1,600	42,807
Shell Transport & Trading Co. PLC (Reg.)	33,590	213,632
Standard Chartered PLC	6,300	100,609
Unilever PLC	15,680	134,064
United Business Media PLC	7,594	59,704
Vodafone Group PLC	167,564	354,398
TOTAL UNITED KINGDOM		2,580,575
United States of America - 49.2%
Abbott Laboratories	3,290	140,220
Abercrombie & Fitch Co. Class A (a)	940	26,790
Aetna, Inc.	1,560	89,560
AFLAC, Inc.	930	33,926
Agere Systems, Inc.:
Class A (a)	260	905
Class B (a)	6,397	21,686
Albany International Corp. Class A	2,280	70,452
Allergan, Inc.	2,070	156,533
Allstate Corp.	2,090	82,555
Altria Group, Inc.	60	2,790
American International Group, Inc.	1,420	86,379
AmerisourceBergen Corp.	1,110	63,015
Amphenol Corp. Class A (a)	660	38,775
Analog Devices, Inc. (a)	1,870	82,897
Aramark Corp. Class B (a)	1,910	51,035
AT&T Corp.	2,268	42,162
Avon Products, Inc.	1,590	108,056
Baker Hughes, Inc.	1,800	50,868
Bank of America Corp.	690	52,254
Bank of Hawaii Corp.	1,500	59,100
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
BEA Systems, Inc. (a)	290	$ 4,031
Becton, Dickinson & Co.	2,100	76,776
Biomet, Inc.	1,480	53,073
BJ Services Co. (a)	1,100	36,091
Black & Decker Corp.	340	16,255
Boston Scientific Corp. (a)	730	49,436
Bristol-Myers Squibb Co.	2,400	60,888
Burlington Resources, Inc.	690	33,562
Cardinal Health, Inc.	580	34,417
Cavco Industries, Inc. (a)	52	1,256
Cendant Corp. (a)	4,020	82,129
Centex Corp.	1,040	101,400
Charles Schwab Corp.	4,210	57,088
ChevronTexaco Corp.	1,510	112,193
Clear Channel Communications, Inc.	4,054	165,484
Comcast Corp.:
Class A (a)	228	7,734
Class A (special) (a)	3,050	99,491
Compuware Corp. (a)	8,930	50,187
ConocoPhillips	790	45,149
Danaher Corp.	2,140	177,299
Dean Foods Co. (a)	6,000	181,500
Dell, Inc. (a)	11,080	400,210
Dow Chemical Co.	2,170	81,787
EMC Corp. (a)	13,220	182,965
ENSCO International, Inc.	2,170	57,180
Fairchild Semiconductor International, Inc. (a)	1,490	33,674
Fannie Mae	1,780	127,608
FedEx Corp.	730	55,305
FirstEnergy Corp.	890	30,607
FleetBoston Financial Corp.	1,140	46,045
Fleetwood Enterprises, Inc. (a)	2,630	26,510
Forest Laboratories, Inc. (a)	620	31,006
Freddie Mac	1,610	90,369
Freeport-McMoRan Copper & Gold, Inc. Class B	4,530	175,538
Gap, Inc.	3,850	73,458
Genentech, Inc. (a)	2,220	181,973
Gillette Co.	3,830	122,177
Golden West Financial Corp., Delaware	710	71,305
HCA, Inc.	810	30,983
Herman Miller, Inc.	1,200	27,564
Hewlett-Packard Co.	6,250	139,438
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Home Depot, Inc.	890	$ 32,992
Hudson Highland Group, Inc. (a)	207	4,560
Illinois Tool Works, Inc.	450	33,098
Integrated Silicon Solution, Inc. (a)	970	13,696
Intel Corp.	12,850	424,693
InterActiveCorp (a)	3,380	124,080
Intersil Corp. Class A	640	16,506
J.P. Morgan Chase & Co.	3,280	117,752
Jabil Circuit, Inc. (a)	3,280	91,348
Johnson & Johnson	12,870	647,737
KB Home	220	15,068
KLA-Tencor Corp. (a)	4,010	229,893
Lattice Semiconductor Corp. (a)	960	7,488
Lennar Corp.:
Class A	6,910	634,684
Class B	698	60,621
Liberty Media Corp. Class A (a)	38,987	393,379
Lowe's Companies, Inc.	1,020	60,109
LSI Logic Corp. (a)	2,750	25,410
Lucent Technologies, Inc. (a)	24,180	77,376
Lyondell Chemical Co.	3,780	54,054
Manpower, Inc.	6,400	296,960
Martin Marietta Materials, Inc.	1,280	52,442
Masco Corp.	1,110	30,525
Maytag Corp.	960	24,384
McKesson Corp.	2,960	89,599
Medtronic, Inc.	4,220	192,305
Merck & Co., Inc.	7,910	350,018
Merrill Lynch & Co., Inc.	3,510	207,792
MetLife, Inc.	1,160	36,424
Mettler-Toledo International, Inc. (a)	1,750	67,095
Micron Technology, Inc. (a)	7,260	104,108
Microsoft Corp.	23,800	622,370
Millennium Chemicals, Inc.	500	5,010
Mohawk Industries, Inc. (a)	436	32,316
Monster Worldwide, Inc. (a)	2,770	70,552
Morgan Stanley	2,110	115,776
Motorola, Inc.	41,020	555,001
National Semiconductor Corp. (a)	720	29,254
National-Oilwell, Inc. (a)	2,070	39,475
NIKE, Inc. Class B	760	48,564
Northrop Grumman Corp.	280	25,032
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Northwest Airlines Corp. (a)	2,305	$ 31,555
Parker Hannifin Corp.	560	28,543
PepsiCo, Inc.	1,990	95,162
Performance Food Group Co. (a)	1,460	54,385
Perrigo Co.	2,480	33,356
Pfizer, Inc.	10,522	332,495
PolyOne Corp.	2,710	13,089
Progressive Corp.	410	30,258
Pulte Homes, Inc.	1,660	143,607
RealNetworks, Inc. (a)	1,490	9,909
ResMed, Inc. Chess Depositary Interests (a)	765	3,249
St. Jude Medical, Inc. (a)	4,240	246,598
Stryker Corp.	1,380	111,932
Synovus Financial Corp.	1,460	40,296
Synthes-Stratec, Inc.	63	57,615
Sysco Corp.	1,810	60,925
Tenet Healthcare Corp. (a)	2,495	34,431
Texas Instruments, Inc.	3,220	93,122
The Coca-Cola Co.	4,620	214,368
Time Warner, Inc. (a)	26,320	402,433
Toys 'R' Us, Inc. (a)	3,280	42,640
Transocean, Inc. (a)	1,400	26,866
Tyson Foods, Inc. Class A	4,110	58,650
Union Pacific Corp.	550	34,430
UnitedHealth Group, Inc.	1,260	64,109
Univision Communications, Inc. Class A (a)	14,970	508,232
VERITAS Software Corp. (a)	2,220	80,253
Viacom, Inc. Class B (non-vtg.)	9,890	394,314
Wachovia Corp.	1,380	63,301
Wal-Mart Stores, Inc.	2,460	145,017
Waste Management, Inc.	3,210	83,203
Weatherford International Ltd. (a)	3,750	130,313
Whole Foods Market, Inc. (a)	310	18,364
Wyeth	1,370	60,472
Xilinx, Inc. (a)	710	22,507
Zimmer Holdings, Inc. (a)	4,380	279,488
TOTAL UNITED STATES OF AMERICA		14,800,132
TOTAL COMMON STOCKS (Cost $24,237,181)		27,431,348
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value (Note 1)
Australia - 0.1%
News Corp. Ltd. (ltd. vtg.)	2,822	$ 20,712
Germany - 0.6%
Fresenius AG	800	50,953
Fresenius Medical Care AG	130	5,316
ProSiebenSat.1 Media AG	3,150	48,351
Wella AG	850	67,451
TOTAL GERMANY		172,071
Italy - 0.3%
Telecom Italia Spa (Risp) (a)	52,270	90,344
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $303,123)		283,127
Government Obligations - 0.3%
Principal Amount
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.86% to 0.87% 12/18/03 (c) (Cost $99,885)	$ 100,000	99,886
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 1.07% (b) (Cost $2,354,711)	2,354,711	2,354,711
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $26,994,900)		30,169,072
NET OTHER ASSETS - (0.4)%		(116,484)
NET ASSETS - 100%		$ 30,052,588
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
27 S&P 500 E-Mini Index Contracts	Dec. 2003	$ 1,416,825	$ 34,400

The face value of futures purchased as a percentage of net assets - 4.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $89,897.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,618,202 and $13,355,437, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $454 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $4,996,000 of which $154,000, $2,322,000 and $2,520,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $26,994,900) - See accompanying schedule		$ 30,169,072
Foreign currency held at value (cost $ 3,688)		3,678
Receivable for investments sold		241,032
Receivable for fund shares sold		25,791
Dividends receivable		31,410
Interest receivable		1,746
Receivable for daily variation on futures contracts		1,350
Prepaid expenses		139
Receivable from investment adviser for expense reductions		5,844
Total assets		30,480,062

Liabilities
Payable to custodian bank	$ 9,024
Payable for investments purchased	299,215
Payable for fund shares redeemed	43,492
Accrued management fee	17,900
Distribution fees payable	14,614
Other payables and accrued expenses	43,229
Total liabilities		427,474

Net Assets		$ 30,052,588
Net Assets consist of:
Paid in capital		$ 32,025,817
Accumulated net investment loss		(32,311)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,150,324)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,209,406
Net Assets		$ 30,052,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,435,913÷413,224 shares)	$ 10.73

Maximum offering price per share (100/94.25 of $10.73)	$ 11.38
Class T: Net Asset Value and redemption price per share ($17,333,663 ÷ 1,633,043 shares)	$ 10.61

Maximum offering price per share (100/96.50 of $10.61)	$ 10.99
Class B: Net Asset Value and offering price per share ($4,917,622 ÷ 474,559 shares) A	$ 10.36

Class C: Net Asset Value and offering price per share ($3,190,152 ÷ 307,472 shares) A	$ 10.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($175,238 ÷ 16,107 shares)	$ 10.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 383,505
Interest		15,329
		398,834
Less foreign taxes withheld		(28,086)
Total income		370,748

Expenses
Management fee	$ 184,854
Transfer agent fees	129,573
Distribution fees	151,752
Accounting fees and expenses	61,499
Non-interested trustees' compensation	102
Custodian fees and expenses	62,311
Registration fees	54,699
Audit	43,627
Legal	887
Miscellaneous	472
Total expenses before reductions	689,776
Expense reductions	(164,997)	524,779
Net investment income (loss)		(154,031)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,450
Foreign currency transactions	3,097
Futures contracts	68,161
Total net realized gain (loss)		133,708
Change in net unrealized appreciation (depreciation) on: Investment securities	5,632,591
Assets and liabilities in foreign currencies	(449)
Futures contracts	24,433
Total change in net unrealized appreciation (depreciation)		5,656,575
Net gain (loss)		5,790,283
Net increase (decrease) in net assets resulting from operations		$ 5,636,252

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (154,031)	$ (215,199)
Net realized gain (loss)	133,708	(2,446,716)
Change in net unrealized appreciation (depreciation)	5,656,575	(634,363)
Net increase (decrease) in net assets resulting from operations	5,636,252	(3,296,278)
Share transactions - net increase (decrease)	954,173	6,075,998
Total increase (decrease) in net assets	6,590,425	2,779,720

Net Assets
Beginning of period	23,462,163	20,682,443
End of period (including accumulated net investment loss of $32,311 and undistributed net investment income of $0, respectively)	$ 30,052,588	$ 23,462,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 9.76	$ 12.62	$ 11.79	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.05)	(.02) G	(.04) F	(.04)
Net realized and unrealized gain (loss)	2.13	(1.09)	(2.84)	1.13	1.83
Total from investment operations	2.11	(1.14)	(2.86)	1.09	1.79
Distributions from net realized gain	-	-	-	(.20)	-
Distributions in excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.26)	-
Net asset value, end of period	$ 10.73	$ 8.62	$ 9.76	$ 12.62	$ 11.79
Total Return B,C,D	24.48%	(11.68)%	(22.66)%	9.28%	17.90%
Ratios to Average Net Assets I
Expenses before expense reductions	2.25%	2.38%	2.40%	2.32%	4.39% A
Expenses net of voluntary waivers, if any	1.76%	1.94%	2.00%	2.00%	2.00% A
Expenses net of all reductions	1.73%	1.92%	1.96%	1.99%	1.99% A
Net investment income (loss)	(.27)%	(.57)%	(.17)%	(.33)%	(.47)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,436	$ 3,343	$ 3,516	$ 2,868	$ 1,853
Portfolio turnover rate	53%	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.54	$ 9.70	$ 12.60	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.08)	(.05) G	(.08) F	(.07)
Net realized and unrealized gain (loss)	2.12	(1.08)	(2.85)	1.15	1.84
Total from investment operations	2.07	(1.16)	(2.90)	1.07	1.77
Distributions from net realized gain	-	-	-	(.18)	-
Distributions in excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.24)	-
Net asset value, end of period	$ 10.61	$ 8.54	$ 9.70	$ 12.60	$ 11.77
Total Return B,C,D	24.24%	(11.96)%	(23.02)%	9.12%	17.70%
Ratios to Average Net Assets I
Expenses before expense reductions	2.65%	2.85%	2.88%	2.70%	4.70% A
Expenses net of voluntary waivers, if any	2.01%	2.19%	2.25%	2.25%	2.25% A
Expenses net of all reductions	1.98%	2.16%	2.21%	2.24%	2.24% A
Net investment income (loss)	(.52)%	(.81)%	(.42)%	(.58)%	(.72)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,334	$ 12,496	$ 7,642	$ 8,019	$ 3,204
Portfolio turnover rate	53%	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 9.56	$ 12.48	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.12)	(.10)G	(.14)F	(.12)
Net realized and unrealized gain (loss)	2.07	(1.06)	(2.82)	1.14	1.83
Total from investment operations	1.98	(1.18)	(2.92)	1.00	1.71
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.23)	-
Net asset value, end of period	$ 10.36	$ 8.38	$ 9.56	$ 12.48	$ 11.71
Total ReturnB,C,D	23.63%	(12.34)%	(23.40)%	8.56%	17.10%
Ratios to Average Net AssetsI
Expenses before expense reductions	3.25%	3.36%	3.30%	3.24%	5.19%A
Expenses net of voluntary waivers, if any	2.50%	2.69%	2.75%	2.75%	2.75%A
Expenses net of all reductions	2.47%	2.66%	2.71%	2.74%	2.74%A
Net investment income (loss)	(1.01)%	(1.31)%	(.92)%	(1.08)%	(1.22)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,918	$ 3,848	$ 4,865	$ 5,187	$ 2,268
Portfolio turnover rate	53%	76%	141%	106%	69%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.39	$ 9.58	$ 12.49	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.12)	(.10)G	(.14)F	(.12)
Net realized and unrealized gain (loss)	2.08	(1.07)	(2.81)	1.15	1.83
Total from investment operations	1.99	(1.19)	(2.91)	1.01	1.71
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.23)	-
Net asset value, end of period	$ 10.38	$ 8.39	$ 9.58	$ 12.49	$ 11.71
Total ReturnB,C,D	23.72%	(12.42)%	(23.30)%	8.65%	17.10%
Ratios to Average Net AssetsI
Expenses before expense reductions	3.10%	3.18%	3.16%	3.13%	5.16%A
Expenses net of voluntary waivers, if any	2.50%	2.69%	2.75%	2.75%	2.75%A
Expenses net of all reductions	2.47%	2.66%	2.71%	2.74%	2.74%A
Net investment income (loss)	(1.01)%	(1.31)%	(.92)%	(1.08)%	(1.22)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,190	$ 2,967	$ 3,750	$ 5,146	$ 2,649
Portfolio turnover rate	53%	76%	141%	106%	69%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.68	$ 9.81	$ 12.68	$ 11.81	$ 10.00
Income from Investment Operations
Net investment income (loss)D	-I	(.03)	.01F	(.01)E	(.02)
Net realized and unrealized gain (loss)	2.20	(1.10)	(2.88)	1.16	1.83
Total from investment operations	2.20	(1.13)	(2.87)	1.15	1.81
Distributions from net realized gain	-	-	-	(.21)	-
Distributions in excess of net realized gain	-	-	-	(.07)	-
Total distributions	-	-	-	(.28)	-
Net asset value, end of period	$ 10.88	$ 8.68	$ 9.81	$ 12.68	$ 11.81
Total ReturnB,C	25.35%	(11.52)%	(22.63)%	9.79%	18.10%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.87%	1.95%	2.02%	2.06%	4.10%A
Expenses net of voluntary waivers, if any	1.50%	1.70%	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.48%	1.67%	1.71%	1.74%	1.74%A
Net investment income (loss)	(.01)%	(.32)%	.08%	(.08)%	(.22)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 175	$ 808	$ 909	$ 1,256	$ 1,182
Portfolio turnover rate	53%	76%	141%	106%	69%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than .01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These

Annual Report

1. Significant Accounting Policies - continued

Income Tax and Distributions to Shareholders - continued

differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,701,150	|
Unrealized depreciation	(1,678,778)
Net unrealized appreciation (depreciation)	3,022,372
Capital loss carryforward	(4,995,615)

Cost for federal income tax purposes	$ 27,146,700

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 9,743	$ 858	$ 416
Class T	.26%	.25%	71,921	-	1,556
Class B	.75%	.25%	41,322	30,991
Class C	.75%	.25%	28,766	4,078
			$ 151,752	$ 35,927	$ 1,972

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,533
Class T	3,770
Class B*	12,036
Class C*	937
$ 20,276

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 14,018.37
Class T	74,238.53
Class B	26,305.63
Class C	13,939.48
Institutional Class	1,073.26
	$ 129,573

Annual Report

Notes to Financial Statements - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,555 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.75%	$ 18,308
Class T	2.00%	90,342
Class B	2.50%	30,986
Class C	2.50%	17,237
Institutional Class	1.50%	1,537
		$ 158,410

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

Annual Report

generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 4,615
Class A	416	-
Class T	1,556	-
	$ 1,972	$ 4,615

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the fund.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2003	2002	2003	2002
Class A
Shares sold	136,246	120,119	$ 1,270,282	$ 1,181,117
Shares redeemed	(110,997)	(92,414)	(1,047,311)	(899,451)
Net increase (decrease)	25,249	27,705	$ 222,971	$ 281,666
Class T
Shares sold	589,459	1,004,408	$ 5,360,716	$ 9,714,971
Shares redeemed	(419,255)	(329,227)	(3,739,570)	(3,121,953)
Net increase (decrease)	170,204	675,181	$ 1,621,146	$ 6,593,018
Class B
Shares sold	101,806	109,175	$ 919,391	$ 1,054,797
Shares redeemed	(86,440)	(158,673)	(766,624)	(1,521,443)
Net increase (decrease)	15,366	(49,498)	$ 152,767	$ (466,646)
Class C
Shares sold	46,725	97,361	$ 426,595	$ 951,823
Shares redeemed	(92,865)	(135,352)	(817,236)	(1,300,309)
Net increase (decrease)	(46,140)	(37,991)	$ (390,641)	$ (348,486)
Institutional Class
Shares sold	28,067	18,329	$ 247,062	$ 181,469
Shares redeemed	(105,018)	(17,921)	(899,132)	(165,023)
Net increase (decrease)	(76,951)	408	$ (652,070)	$ 16,446

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Global Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Global Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard C. Habermann (63)

Year of Election or Appointment: 1998

Vice President of Advisor Global Equity. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity Funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Global Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Global Equity. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Global Equity. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Global Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Global Equity. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Global Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Global Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Global Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Global Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity® Advisor

Global Equity

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

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Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fund A
Institutional Class	25.35%	2.21%

A From December 17, 1998

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® World Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Global Equity Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

Fidelity Advisor Global Equity Fund's Institutional Class shares gained 25.35% during the one-year period ending October 31, 2003. In comparison, the Morgan Stanley Capital International World Index and the LipperSM Global Funds Average returned 24.24% and 23.59%, respectively. While security selection largely drove the fund's results, my regional allocation decisions also added value. I maintained a modest overweighting in Japan and Southeast Asia, while underweighting Europe - whose economies I felt would be slower to benefit from a pickup in global demand. This strategy worked well earlier in the period as Europe lagged the world market. The fund's U.S. holdings had by far the most influence on performance. Our aggressive positioning in technology helped a lot, driven by industry leaders such as Yahoo!, Motorola and EMC. Some good picks among homebuilding and medical device stocks also contributed. Japanese consumer cyclical and brokerage stocks - including NOK and Nomura Holdings, respectively - further aided results, while the fund's more-defensive positioning in Europe curbed our gains in that market. Conversely, the fund suffered from its overexposure to lagging health care stocks, including Tenet Healthcare, Cardinal Health, Johnson & Johnson and France-based Aventis.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson (United States of America, Pharmaceuticals)	2.2	2.9
Lennar Corp. Class A (United States of America, Household Durables)	2.1	1.6
Microsoft Corp. (United States of America, Software)	2.1	3.4
Motorola, Inc. (United States of America, Communications Equipment)	1.8	0.5
Univision Communications, Inc. Class A (United States of America, Media)	1.7	1.9
	9.9
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.9	18.8
Financials	17.5	17.0
Information Technology	15.6	14.3
Health Care	14.4	15.5
Consumer Staples	7.3	8.9
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	53.9	55.2
Japan	10.3	8.1
United Kingdom	8.6	10.3
France	3.8	3.8
Canada	2.6	2.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks and Equity Futures 97.0%	Stocks and Equity Futures 97.2%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 2.8%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
Australia - 1.9%
Amcor Ltd.	2,848	$ 17,133
AMP Ltd.	4,200	19,559
AMP Ltd. rights 1/2/04	4,200	244
Australia & New Zealand Banking Group Ltd.	3,900	49,132
Australia & New Zealand Banking Group Ltd. rights 11/24/03 (a)	709	2,163
Australian Gas Light Co.	1,053	7,974
Australian Stock Exchange Ltd.	700	7,927
AXA Asia Pacific Holdings Ltd.	5,800	11,617
BHP Billiton Ltd.	9,785	81,165
BHP Steel Ltd.	2,457	9,425
Brambles Industries Ltd.	1,900	6,280
Coca-Cola Amatil Ltd.	3,666	15,282
Commonwealth Bank of Australia	2,200	42,819
CSL Ltd.	1,310	15,762
Fosters Group Ltd.	1,700	5,499
Gunns Ltd.	1,177	10,663
Insurance Australia Group Ltd.	3,909	12,311
JB Hi-Fi Ltd. (a)	4,650	6,977
Lend Lease Corp. Ltd.	1,833	14,543
National Australia Bank Ltd.	1,200	25,980
Newcrest Mining Ltd.	1,600	13,679
News Corp. Ltd.	2,466	21,978
Origin Energy Ltd.	2,024	6,160
Publishing & Broadcasting Ltd.	1,500	12,793
Qantas Airways Ltd.	2,979	7,611
QBE Insurance Group Ltd.	2,990	21,797
Rinker Group Ltd.	2,900	13,033
Rio Tinto Ltd.	1,403	35,399
Westfield Holdings Ltd.	1,000	10,057
Westpac Banking Corp.	3,600	41,149
WMC Resources Ltd. (a)	5,700	20,655
Woolworths Ltd.	2,000	15,740
TOTAL AUSTRALIA		582,506
Belgium - 0.4%
Agfa-Gevaert NV	1,700	42,046
Colruyt NV	400	36,144
Mobistar SA (a)	900	45,041
TOTAL BELGIUM		123,231
Canada - 2.6%
Agnico-Eagle Mines Ltd.	290	3,163
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Agrium, Inc.	570	$ 8,798
Alcan, Inc.	360	14,362
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	100	1,706
Angiotech Pharmaceuticals, Inc. (a)	480	21,992
Astral Media, Inc. Class A (non-vtg.)	760	15,102
ATI Technologies, Inc. (a)	810	11,599
Bank of Montreal, Quebec	800	29,931
Bank of Nova Scotia	840	41,710
BCE, Inc.	1,150	26,035
Bombardier, Inc. Class B (sub. vtg.)	1,820	8,172
Brascan Corp. Class A (ltd. vtg.)	200	5,688
C.I. Fund Management, Inc.	350	3,915
Cameco Corp.	230	9,961
Canadian Imperial Bank of Commerce	710	31,884
Canadian National Railway Co.	390	23,441
Cinram International, Inc.	1,270	26,460
CP Ships Ltd.	200	3,785
Enbridge, Inc.	290	11,391
EnCana Corp.	994	34,128
Fairfax Financial Holdings Ltd.	30	4,664
Goldcorp, Inc.	880	13,829
Great-West Lifeco, Inc.	590	18,271
Inco Ltd. (a)	410	13,601
Industrial Alliance Life Insurance Co.	110	3,254
Investors Group, Inc.	160	3,537
Kinross Gold Corp. (a)	1,470	12,052
Loblaw Companies Ltd.	370	17,918
Magna International, Inc. Class A	100	8,019
Manitoba Telecom Services, Inc.	240	7,312
Masonite International Corp. (a)	180	4,027
National Bank of Canada	430	13,342
Newmont Mining Corp. of Canada Ltd. (exchangeable shares)	440	19,175
Nortel Networks Corp. (a)	6,740	29,993
Penn West Petroleum Ltd. (a)	230	7,831
Petro-Canada	550	22,163
PetroKazakhstan, Inc. Class A (a)	190	4,323
Power Financial Corp.	420	14,459
Precision Drilling Corp. (a)	180	7,081
Research in Motion Ltd. (a)	580	25,619
Rogers Communications, Inc. Class B (non-vtg.)	270	4,249
Royal Bank of Canada	1,040	50,071
Saputo, Inc.	700	13,910
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Shell Canada Ltd. Class A	80	$ 3,143
Sun Life Financial, Inc.	333	8,231
Suncor Energy, Inc.	600	12,601
Talisman Energy, Inc.	380	18,558
Teck Cominco Ltd. Class B (sub. vtg.)	480	6,262
TELUS Corp. (non-vtg.)	480	8,406
Terasen, Inc.	310	10,879
Toronto-Dominion Bank	1,050	34,928
TransCanada Corp.	780	15,914
TOTAL CANADA		770,845
Cayman Islands - 1.0%
Noble Corp. (a)	3,960	135,947
Seagate Technology	7,740	177,865
TOTAL CAYMAN ISLANDS		313,812
Denmark - 0.8%
A.P. Moller - Maersk AS Series A	6	45,441
Danske Bank AS	2,630	52,870
ISS AS	2,128	101,142
Novo Nordisk AS Series B	1,250	44,802
TOTAL DENMARK		244,255
Finland - 0.4%
Fortum Oyj	4,440	40,788
Nokia Corp.	3,110	52,839
Sampo Oyj (A Shares)	4,129	34,631
TOTAL FINLAND		128,258
France - 3.8%
Alcatel SA (RFD) (a)	4,200	55,356
Aventis SA (France)	2,193	116,141
AXA SA	9,474	178,895
BNP Paribas SA	1,792	93,833
Cap Gemini SA (a)	1,800	90,394
CNP Assurances	600	27,268
Credit Agricole SA	2,900	61,378
Credit Agricole SA rights 11/7/03 (a)	2,900	672
France Telecom SA (a)	2,400	57,885
Suez SA (France)	2,400	38,368
Television Francaise 1 SA	1,170	34,969
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Total SA Series B	1,525	$ 238,114
Vivendi Universal SA (a)	7,100	148,626
TOTAL FRANCE		1,141,899
Germany - 1.4%
Allianz AG (Reg.)	700	74,783
Altana AG	600	37,680
Bayerische Hypo Und Verein AG (a)	1,200	26,343
Deutsche Boerse AG	1,101	60,992
Deutsche Telekom AG (Reg.) (a)	2,200	34,342
Merck KGaA	600	20,942
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	1,253	10,320
(Reg.)	1,253	148,913
TOTAL GERMANY		414,315
Hong Kong - 0.9%
Bank of East Asia Ltd.	4,452	13,301
Cafe de Coral Holdings Ltd.	6,000	5,408
Cheung Kong Holdings Ltd.	3,000	25,014
China Everbright Ltd.	12,000	6,606
CLP Holdings Ltd.	900	4,068
CNOOC Ltd.	3,500	6,603
Denway Motors Ltd.	10,000	8,241
Esprit Holdings Ltd.	2,000	6,284
Guoco Group Ltd.	783	5,520
Hang Seng Bank Ltd.	900	11,242
Hong Kong & China Gas Co. Ltd.	9,400	13,013
Hutchison Whampoa Ltd.	6,600	51,207
Johnson Electric Holdings Ltd.	5,000	6,503
Li & Fung Ltd.	12,000	20,166
PCCW Ltd. (a)	18,000	12,864
Sun Hung Kai Properties Ltd.	4,000	33,867
Swire Pacific Ltd. (A Shares)	1,500	9,156
Television Broadcasts Ltd.	3,000	14,217
Varitronix International Ltd.	5,000	5,312
Wharf Holdings Ltd.	2,000	5,035
TOTAL HONG KONG		263,627
Ireland - 0.2%
CRH PLC	3,427	61,337
Common Stocks - continued
	Shares	Value (Note 1)
Italy - 1.3%
Autostrade Spa	5,840	$ 85,243
Banca Intesa Spa	20,000	67,329
Banco Popolare di Verona e Novara	5,890	90,715
ENI Spa	6,111	96,675
Riunione Adriatica di Sicurta Spa (RAS)	2,315	36,046
TOTAL ITALY		376,008
Japan - 10.3%
Ajinomoto Co., Inc.	2,000	20,193
Asahi Glass Co. Ltd.	2,000	15,790
Bridgestone Corp.	1,000	13,098
Canon, Inc.	2,000	97,900
Citizen Watch Co. Ltd.	3,000	24,586
Daicel Chemical Industries Ltd.	5,000	21,193
Daikin Industries Ltd.	1,000	21,330
Dainippon Screen Manufacturing Co. Ltd. (a)	2,000	14,281
Daito Trust Construction Co.	1,000	30,926
Denki Kagaku Kogyo KK	6,000	18,228
Denso Corp.	1,300	24,654
Dowa Mining Co. Ltd.	5,000	27,015
East Japan Railway Co.	7	31,708
Faith, Inc.	1	8,141
Fast Retailing Co. Ltd.	1,100	66,836
Fuji Photo Film Co. Ltd.	2,000	58,941
Funai Electric Co. Ltd.	100	13,325
Heiwa Corp.	500	7,240
Hitachi Cable Ltd.	3,000	11,925
Hitachi Chemical Co. Ltd.	1,700	27,462
Hoya Corp.	400	36,202
Isetan Co. Ltd.	1,700	17,597
Ito Yokado Ltd.	1,000	36,747
JAFCO Co. Ltd.	200	17,100
Japan Radio Co. Ltd. (a)	3,000	14,517
Japan Retail Fund Investment Corp.	3	17,546
JFE Holdings, Inc.	1,100	28,115
JSR Corp.	2,000	42,387
Kaneka Corp.	2,000	15,590
Kao Corp.	1,000	20,557
KDDI Corp.	13	70,593
Keyence Corp.	100	21,994
Kokuyo Co. Ltd.	1,000	10,397
Konami Corp.	300	9,141
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Konica Minolta Holdings, Inc.	6,500	$ 85,433
Kyocera Corp.	600	36,129
Kyorin Pharmaceutical Co. Ltd.	1,000	15,054
Matsushita Electric Industrial Co. Ltd.	3,000	39,360
Meitec Corp.	500	17,873
Millea Holdings, Inc.	2	23,831
Mitsubishi Securities Co. Ltd.	4,000	45,479
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	10	73,400
Mitsui & Co. Ltd.	12,000	87,320
Mitsui Fudosan Co. Ltd.	2,000	18,610
Mitsui O.S.K. Lines Ltd.	6,000	24,395
Mizuho Financial Group, Inc. (a)	13	31,808
Murata Manufacturing Co. Ltd.	300	17,055
Nichicon Corp.	1,800	20,924
Nidec Corp.	200	19,374
Nikko Cordial Corp.	7,000	37,757
Nippon Sheet Glass Co. Ltd.	4,000	12,298
Nippon Steel Corp.	14,000	28,779
Nishimatsuya Chain Co. Ltd.	500	15,008
Nissan Motor Co. Ltd.	11,100	125,486
Nitto Denko Corp.	1,200	62,980
NOK Corp.	3,000	118,155
Nomura Holdings, Inc.	5,000	85,865
Nomura Research Institute Ltd.	100	10,051
NTN Corp.	5,000	26,060
Oji Paper Co. Ltd.	3,000	15,963
ORIX Corp.	300	25,241
Pacific Metals Co. Ltd. (a)	3,000	14,299
Ricoh Co. Ltd.	2,000	37,930
Rohm Co. Ltd.	500	67,400
Sanken Electric Co. Ltd.	2,000	22,176
Sankyo Co. Ltd. (Gunma)	500	16,691
Sankyo Seiki Manufacturing Co. Ltd. (a)	1,000	7,704
Sanyo Shokai Ltd.	1,000	6,149
SFCG Co. Ltd.	210	30,600
Shimachu Co. Ltd.	1,100	21,512
Shin-Etsu Chemical Co. Ltd.	1,200	44,643
SMC Corp.	300	36,102
Stanley Electric Co. Ltd.	3,000	63,853
Sumisho Lease Co. Ltd.	400	12,298
Sumitomo Corp.	4,000	27,761
Sumitomo Electric Industries Ltd.	2,000	17,191
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Sumitomo Mitsui Financial Group, Inc.	21	$ 105,630
Takeda Chemical Industries Ltd.	1,700	60,151
Terumo Corp.	1,800	34,219
THK Co. Ltd.	1,400	28,397
Tokyo Electric Power Co.	2,500	53,325
Tokyo Electron Ltd.	800	57,340
Toray Industries, Inc.	3,000	12,470
Toyoda Gosei Co. Ltd.	900	26,605
Toyota Motor Corp.	5,600	162,456
UFJ Holdings, Inc. (a)	15	64,126
Uni-Charm Corp.	500	23,331
Uniden Corp.	1,000	19,010
TOTAL JAPAN		3,106,312
Netherlands - 1.8%
Euronext NV	4,550	110,953
ING Groep NV (Certificaten Van Aandelen)	7,210	150,256
Koninklijke Ahold NV (a)	5,400	45,541
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	5,300	119,173
Koninklijke Philips Electronics NV	3,721	99,872
TOTAL NETHERLANDS		525,795
New Zealand - 0.1%
Sky City Entertainment Group Ltd.	1,200	6,591
Telecom Corp. of New Zealand Ltd.	3,481	10,340
TOTAL NEW ZEALAND		16,931
Norway - 0.5%
DnB Holding ASA	5,420	31,484
Gjensidige NOR ASA	800	32,631
Statoil ASA	3,300	30,866
Telenor ASA	9,600	51,985
TOTAL NORWAY		146,966
Papua New Guinea - 0.1%
Lihir Gold Ltd.	9,100	10,949
Oil Search Ltd.	15,400	11,226
TOTAL PAPUA NEW GUINEA		22,175
Singapore - 0.6%
City Developments Ltd.	3,000	10,434
DBS Group Holdings Ltd.	2,000	16,442
Flextronics International Ltd. (a)	7,070	98,980
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - continued
Keppel Corp. Ltd.	2,000	$ 6,841
Oversea-Chinese Banking Corp. Ltd.	1,000	6,956
Singapore Airlines Ltd.	1,000	6,956
Singapore Exchange Ltd.	6,000	5,726
Singapore Post Ltd.	23,000	8,859
Singapore Press Holdings Ltd.	400	4,530
United Overseas Bank Ltd.	3,096	24,206
TOTAL SINGAPORE		189,930
Spain - 2.3%
Altadis SA (Spain)	7,600	183,656
Antena 3 Television SA (a)	44	1,432
Banco Popular Espanol SA (Reg.)	1,030	53,372
Banco Santander Central Hispano SA	8,790	84,008
Corporacion Mapfre SA (Reg.)	3,100	38,498
Fomento Construcciones y Contratas SA (FOCSA)	1,370	44,533
Grupo Dragados SA	3,610	73,478
Sogecable SA (a)	1,550	39,449
Telefonica SA	13,153	163,974
TOTAL SPAIN		682,400
Sweden - 1.0%
Hennes & Mauritz AB (H&M) (B Shares)	4,200	88,742
Securitas AB (B Shares)	4,500	55,153
Svenska Handelsbanken AB (A Shares)	3,678	64,565
Telefonaktiebolaget LM Ericsson (B Shares) (a)	62,200	106,238
TOTAL SWEDEN		314,698
Switzerland - 2.1%
Adecco SA	1,114	65,439
Credit Suisse Group (Reg.)	5,470	191,976
Nestle SA (Reg.)	921	201,980
Novartis AG (Reg.)	3,136	120,328
Swiss Life Holding (a)	270	45,618
TOTAL SWITZERLAND		625,341
United Kingdom - 8.6%
3i Group PLC	15,420	161,991
Anglo American PLC (United Kingdom)	3,740	76,425
AstraZeneca PLC (Sweden)	2,112	99,900
Barclays PLC	10,770	90,696
BG Group PLC	21,490	97,859
Boots Group PLC	5,700	68,814
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
BP PLC	31,800	$ 224,614
British Sky Broadcasting Group PLC (BSkyB) (a)	5,500	59,643
Carnival PLC	2,100	72,410
GlaxoSmithKline PLC	10,031	217,121
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,844	57,714
(United Kingdom) (Reg.)	13,940	209,295
Kesa Electricals PLC	7,136	29,503
Kingfisher PLC	5,258	25,168
Man Group PLC	3,250	79,794
Prudential PLC	9,290	71,976
Reed Elsevier PLC	4,180	32,438
Royal Bank of Scotland Group PLC	1,600	42,807
Shell Transport & Trading Co. PLC (Reg.)	33,590	213,632
Standard Chartered PLC	6,300	100,609
Unilever PLC	15,680	134,064
United Business Media PLC	7,594	59,704
Vodafone Group PLC	167,564	354,398
TOTAL UNITED KINGDOM		2,580,575
United States of America - 49.2%
Abbott Laboratories	3,290	140,220
Abercrombie & Fitch Co. Class A (a)	940	26,790
Aetna, Inc.	1,560	89,560
AFLAC, Inc.	930	33,926
Agere Systems, Inc.:
Class A (a)	260	905
Class B (a)	6,397	21,686
Albany International Corp. Class A	2,280	70,452
Allergan, Inc.	2,070	156,533
Allstate Corp.	2,090	82,555
Altria Group, Inc.	60	2,790
American International Group, Inc.	1,420	86,379
AmerisourceBergen Corp.	1,110	63,015
Amphenol Corp. Class A (a)	660	38,775
Analog Devices, Inc. (a)	1,870	82,897
Aramark Corp. Class B (a)	1,910	51,035
AT&T Corp.	2,268	42,162
Avon Products, Inc.	1,590	108,056
Baker Hughes, Inc.	1,800	50,868
Bank of America Corp.	690	52,254
Bank of Hawaii Corp.	1,500	59,100
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
BEA Systems, Inc. (a)	290	$ 4,031
Becton, Dickinson & Co.	2,100	76,776
Biomet, Inc.	1,480	53,073
BJ Services Co. (a)	1,100	36,091
Black & Decker Corp.	340	16,255
Boston Scientific Corp. (a)	730	49,436
Bristol-Myers Squibb Co.	2,400	60,888
Burlington Resources, Inc.	690	33,562
Cardinal Health, Inc.	580	34,417
Cavco Industries, Inc. (a)	52	1,256
Cendant Corp. (a)	4,020	82,129
Centex Corp.	1,040	101,400
Charles Schwab Corp.	4,210	57,088
ChevronTexaco Corp.	1,510	112,193
Clear Channel Communications, Inc.	4,054	165,484
Comcast Corp.:
Class A (a)	228	7,734
Class A (special) (a)	3,050	99,491
Compuware Corp. (a)	8,930	50,187
ConocoPhillips	790	45,149
Danaher Corp.	2,140	177,299
Dean Foods Co. (a)	6,000	181,500
Dell, Inc. (a)	11,080	400,210
Dow Chemical Co.	2,170	81,787
EMC Corp. (a)	13,220	182,965
ENSCO International, Inc.	2,170	57,180
Fairchild Semiconductor International, Inc. (a)	1,490	33,674
Fannie Mae	1,780	127,608
FedEx Corp.	730	55,305
FirstEnergy Corp.	890	30,607
FleetBoston Financial Corp.	1,140	46,045
Fleetwood Enterprises, Inc. (a)	2,630	26,510
Forest Laboratories, Inc. (a)	620	31,006
Freddie Mac	1,610	90,369
Freeport-McMoRan Copper & Gold, Inc. Class B	4,530	175,538
Gap, Inc.	3,850	73,458
Genentech, Inc. (a)	2,220	181,973
Gillette Co.	3,830	122,177
Golden West Financial Corp., Delaware	710	71,305
HCA, Inc.	810	30,983
Herman Miller, Inc.	1,200	27,564
Hewlett-Packard Co.	6,250	139,438
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Home Depot, Inc.	890	$ 32,992
Hudson Highland Group, Inc. (a)	207	4,560
Illinois Tool Works, Inc.	450	33,098
Integrated Silicon Solution, Inc. (a)	970	13,696
Intel Corp.	12,850	424,693
InterActiveCorp (a)	3,380	124,080
Intersil Corp. Class A	640	16,506
J.P. Morgan Chase & Co.	3,280	117,752
Jabil Circuit, Inc. (a)	3,280	91,348
Johnson & Johnson	12,870	647,737
KB Home	220	15,068
KLA-Tencor Corp. (a)	4,010	229,893
Lattice Semiconductor Corp. (a)	960	7,488
Lennar Corp.:
Class A	6,910	634,684
Class B	698	60,621
Liberty Media Corp. Class A (a)	38,987	393,379
Lowe's Companies, Inc.	1,020	60,109
LSI Logic Corp. (a)	2,750	25,410
Lucent Technologies, Inc. (a)	24,180	77,376
Lyondell Chemical Co.	3,780	54,054
Manpower, Inc.	6,400	296,960
Martin Marietta Materials, Inc.	1,280	52,442
Masco Corp.	1,110	30,525
Maytag Corp.	960	24,384
McKesson Corp.	2,960	89,599
Medtronic, Inc.	4,220	192,305
Merck & Co., Inc.	7,910	350,018
Merrill Lynch & Co., Inc.	3,510	207,792
MetLife, Inc.	1,160	36,424
Mettler-Toledo International, Inc. (a)	1,750	67,095
Micron Technology, Inc. (a)	7,260	104,108
Microsoft Corp.	23,800	622,370
Millennium Chemicals, Inc.	500	5,010
Mohawk Industries, Inc. (a)	436	32,316
Monster Worldwide, Inc. (a)	2,770	70,552
Morgan Stanley	2,110	115,776
Motorola, Inc.	41,020	555,001
National Semiconductor Corp. (a)	720	29,254
National-Oilwell, Inc. (a)	2,070	39,475
NIKE, Inc. Class B	760	48,564
Northrop Grumman Corp.	280	25,032
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Northwest Airlines Corp. (a)	2,305	$ 31,555
Parker Hannifin Corp.	560	28,543
PepsiCo, Inc.	1,990	95,162
Performance Food Group Co. (a)	1,460	54,385
Perrigo Co.	2,480	33,356
Pfizer, Inc.	10,522	332,495
PolyOne Corp.	2,710	13,089
Progressive Corp.	410	30,258
Pulte Homes, Inc.	1,660	143,607
RealNetworks, Inc. (a)	1,490	9,909
ResMed, Inc. Chess Depositary Interests (a)	765	3,249
St. Jude Medical, Inc. (a)	4,240	246,598
Stryker Corp.	1,380	111,932
Synovus Financial Corp.	1,460	40,296
Synthes-Stratec, Inc.	63	57,615
Sysco Corp.	1,810	60,925
Tenet Healthcare Corp. (a)	2,495	34,431
Texas Instruments, Inc.	3,220	93,122
The Coca-Cola Co.	4,620	214,368
Time Warner, Inc. (a)	26,320	402,433
Toys 'R' Us, Inc. (a)	3,280	42,640
Transocean, Inc. (a)	1,400	26,866
Tyson Foods, Inc. Class A	4,110	58,650
Union Pacific Corp.	550	34,430
UnitedHealth Group, Inc.	1,260	64,109
Univision Communications, Inc. Class A (a)	14,970	508,232
VERITAS Software Corp. (a)	2,220	80,253
Viacom, Inc. Class B (non-vtg.)	9,890	394,314
Wachovia Corp.	1,380	63,301
Wal-Mart Stores, Inc.	2,460	145,017
Waste Management, Inc.	3,210	83,203
Weatherford International Ltd. (a)	3,750	130,313
Whole Foods Market, Inc. (a)	310	18,364
Wyeth	1,370	60,472
Xilinx, Inc. (a)	710	22,507
Zimmer Holdings, Inc. (a)	4,380	279,488
TOTAL UNITED STATES OF AMERICA		14,800,132
TOTAL COMMON STOCKS (Cost $24,237,181)		27,431,348
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value (Note 1)
Australia - 0.1%
News Corp. Ltd. (ltd. vtg.)	2,822	$ 20,712
Germany - 0.6%
Fresenius AG	800	50,953
Fresenius Medical Care AG	130	5,316
ProSiebenSat.1 Media AG	3,150	48,351
Wella AG	850	67,451
TOTAL GERMANY		172,071
Italy - 0.3%
Telecom Italia Spa (Risp) (a)	52,270	90,344
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $303,123)		283,127
Government Obligations - 0.3%
Principal Amount
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.86% to 0.87% 12/18/03 (c) (Cost $99,885)	$ 100,000	99,886
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 1.07% (b) (Cost $2,354,711)	2,354,711	2,354,711
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $26,994,900)		30,169,072
NET OTHER ASSETS - (0.4)%		(116,484)
NET ASSETS - 100%		$ 30,052,588
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
27 S&P 500 E-Mini Index Contracts	Dec. 2003	$ 1,416,825	$ 34,400

The face value of futures purchased as a percentage of net assets - 4.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $89,897.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,618,202 and $13,355,437, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $454 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $4,996,000 of which $154,000, $2,322,000 and $2,520,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $26,994,900) - See accompanying schedule		$ 30,169,072
Foreign currency held at value (cost $ 3,688)		3,678
Receivable for investments sold		241,032
Receivable for fund shares sold		25,791
Dividends receivable		31,410
Interest receivable		1,746
Receivable for daily variation on futures contracts		1,350
Prepaid expenses		139
Receivable from investment adviser for expense reductions		5,844
Total assets		30,480,062

Liabilities
Payable to custodian bank	$ 9,024
Payable for investments purchased	299,215
Payable for fund shares redeemed	43,492
Accrued management fee	17,900
Distribution fees payable	14,614
Other payables and accrued expenses	43,229
Total liabilities		427,474

Net Assets		$ 30,052,588
Net Assets consist of:
Paid in capital		$ 32,025,817
Accumulated net investment loss		(32,311)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,150,324)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,209,406
Net Assets		$ 30,052,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,435,913÷413,224 shares)	$ 10.73

Maximum offering price per share (100/94.25 of $10.73)	$ 11.38
Class T: Net Asset Value and redemption price per share ($17,333,663 ÷ 1,633,043 shares)	$ 10.61

Maximum offering price per share (100/96.50 of $10.61)	$ 10.99
Class B: Net Asset Value and offering price per share ($4,917,622 ÷ 474,559 shares) A	$ 10.36

Class C: Net Asset Value and offering price per share ($3,190,152 ÷ 307,472 shares) A	$ 10.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($175,238 ÷ 16,107 shares)	$ 10.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 383,505
Interest		15,329
		398,834
Less foreign taxes withheld		(28,086)
Total income		370,748

Expenses
Management fee	$ 184,854
Transfer agent fees	129,573
Distribution fees	151,752
Accounting fees and expenses	61,499
Non-interested trustees' compensation	102
Custodian fees and expenses	62,311
Registration fees	54,699
Audit	43,627
Legal	887
Miscellaneous	472
Total expenses before reductions	689,776
Expense reductions	(164,997)	524,779
Net investment income (loss)		(154,031)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,450
Foreign currency transactions	3,097
Futures contracts	68,161
Total net realized gain (loss)		133,708
Change in net unrealized appreciation (depreciation) on: Investment securities	5,632,591
Assets and liabilities in foreign currencies	(449)
Futures contracts	24,433
Total change in net unrealized appreciation (depreciation)		5,656,575
Net gain (loss)		5,790,283
Net increase (decrease) in net assets resulting from operations		$ 5,636,252

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (154,031)	$ (215,199)
Net realized gain (loss)	133,708	(2,446,716)
Change in net unrealized appreciation (depreciation)	5,656,575	(634,363)
Net increase (decrease) in net assets resulting from operations	5,636,252	(3,296,278)
Share transactions - net increase (decrease)	954,173	6,075,998
Total increase (decrease) in net assets	6,590,425	2,779,720

Net Assets
Beginning of period	23,462,163	20,682,443
End of period (including accumulated net investment loss of $32,311 and undistributed net investment income of $0, respectively)	$ 30,052,588	$ 23,462,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 9.76	$ 12.62	$ 11.79	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.05)	(.02) G	(.04) F	(.04)
Net realized and unrealized gain (loss)	2.13	(1.09)	(2.84)	1.13	1.83
Total from investment operations	2.11	(1.14)	(2.86)	1.09	1.79
Distributions from net realized gain	-	-	-	(.20)	-
Distributions in excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.26)	-
Net asset value, end of period	$ 10.73	$ 8.62	$ 9.76	$ 12.62	$ 11.79
Total Return B,C,D	24.48%	(11.68)%	(22.66)%	9.28%	17.90%
Ratios to Average Net Assets I
Expenses before expense reductions	2.25%	2.38%	2.40%	2.32%	4.39% A
Expenses net of voluntary waivers, if any	1.76%	1.94%	2.00%	2.00%	2.00% A
Expenses net of all reductions	1.73%	1.92%	1.96%	1.99%	1.99% A
Net investment income (loss)	(.27)%	(.57)%	(.17)%	(.33)%	(.47)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,436	$ 3,343	$ 3,516	$ 2,868	$ 1,853
Portfolio turnover rate	53%	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.54	$ 9.70	$ 12.60	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.08)	(.05) G	(.08) F	(.07)
Net realized and unrealized gain (loss)	2.12	(1.08)	(2.85)	1.15	1.84
Total from investment operations	2.07	(1.16)	(2.90)	1.07	1.77
Distributions from net realized gain	-	-	-	(.18)	-
Distributions in excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.24)	-
Net asset value, end of period	$ 10.61	$ 8.54	$ 9.70	$ 12.60	$ 11.77
Total Return B,C,D	24.24%	(11.96)%	(23.02)%	9.12%	17.70%
Ratios to Average Net Assets I
Expenses before expense reductions	2.65%	2.85%	2.88%	2.70%	4.70% A
Expenses net of voluntary waivers, if any	2.01%	2.19%	2.25%	2.25%	2.25% A
Expenses net of all reductions	1.98%	2.16%	2.21%	2.24%	2.24% A
Net investment income (loss)	(.52)%	(.81)%	(.42)%	(.58)%	(.72)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,334	$ 12,496	$ 7,642	$ 8,019	$ 3,204
Portfolio turnover rate	53%	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 9.56	$ 12.48	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.12)	(.10)G	(.14)F	(.12)
Net realized and unrealized gain (loss)	2.07	(1.06)	(2.82)	1.14	1.83
Total from investment operations	1.98	(1.18)	(2.92)	1.00	1.71
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.23)	-
Net asset value, end of period	$ 10.36	$ 8.38	$ 9.56	$ 12.48	$ 11.71
Total ReturnB,C,D	23.63%	(12.34)%	(23.40)%	8.56%	17.10%
Ratios to Average Net AssetsI
Expenses before expense reductions	3.25%	3.36%	3.30%	3.24%	5.19%A
Expenses net of voluntary waivers, if any	2.50%	2.69%	2.75%	2.75%	2.75%A
Expenses net of all reductions	2.47%	2.66%	2.71%	2.74%	2.74%A
Net investment income (loss)	(1.01)%	(1.31)%	(.92)%	(1.08)%	(1.22)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,918	$ 3,848	$ 4,865	$ 5,187	$ 2,268
Portfolio turnover rate	53%	76%	141%	106%	69%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.39	$ 9.58	$ 12.49	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.12)	(.10)G	(.14)F	(.12)
Net realized and unrealized gain (loss)	2.08	(1.07)	(2.81)	1.15	1.83
Total from investment operations	1.99	(1.19)	(2.91)	1.01	1.71
Distributions from net realized gain	-	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.23)	-
Net asset value, end of period	$ 10.38	$ 8.39	$ 9.58	$ 12.49	$ 11.71
Total ReturnB,C,D	23.72%	(12.42)%	(23.30)%	8.65%	17.10%
Ratios to Average Net AssetsI
Expenses before expense reductions	3.10%	3.18%	3.16%	3.13%	5.16%A
Expenses net of voluntary waivers, if any	2.50%	2.69%	2.75%	2.75%	2.75%A
Expenses net of all reductions	2.47%	2.66%	2.71%	2.74%	2.74%A
Net investment income (loss)	(1.01)%	(1.31)%	(.92)%	(1.08)%	(1.22)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,190	$ 2,967	$ 3,750	$ 5,146	$ 2,649
Portfolio turnover rate	53%	76%	141%	106%	69%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.68	$ 9.81	$ 12.68	$ 11.81	$ 10.00
Income from Investment Operations
Net investment income (loss)D	-I	(.03)	.01F	(.01)E	(.02)
Net realized and unrealized gain (loss)	2.20	(1.10)	(2.88)	1.16	1.83
Total from investment operations	2.20	(1.13)	(2.87)	1.15	1.81
Distributions from net realized gain	-	-	-	(.21)	-
Distributions in excess of net realized gain	-	-	-	(.07)	-
Total distributions	-	-	-	(.28)	-
Net asset value, end of period	$ 10.88	$ 8.68	$ 9.81	$ 12.68	$ 11.81
Total ReturnB,C	25.35%	(11.52)%	(22.63)%	9.79%	18.10%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.87%	1.95%	2.02%	2.06%	4.10%A
Expenses net of voluntary waivers, if any	1.50%	1.70%	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.48%	1.67%	1.71%	1.74%	1.74%A
Net investment income (loss)	(.01)%	(.32)%	.08%	(.08)%	(.22)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 175	$ 808	$ 909	$ 1,256	$ 1,182
Portfolio turnover rate	53%	76%	141%	106%	69%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than .01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These

Annual Report

1. Significant Accounting Policies - continued

Income Tax and Distributions to Shareholders - continued

differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,701,150	|
Unrealized depreciation	(1,678,778)
Net unrealized appreciation (depreciation)	3,022,372
Capital loss carryforward	(4,995,615)

Cost for federal income tax purposes	$ 27,146,700

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 9,743	$ 858	$ 416
Class T	.26%	.25%	71,921	-	1,556
Class B	.75%	.25%	41,322	30,991
Class C	.75%	.25%	28,766	4,078
			$ 151,752	$ 35,927	$ 1,972

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,533
Class T	3,770
Class B*	12,036
Class C*	937
$ 20,276

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 14,018.37
Class T	74,238.53
Class B	26,305.63
Class C	13,939.48
Institutional Class	1,073.26
	$ 129,573

Annual Report

Notes to Financial Statements - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,555 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.75%	$ 18,308
Class T	2.00%	90,342
Class B	2.50%	30,986
Class C	2.50%	17,237
Institutional Class	1.50%	1,537
		$ 158,410

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

Annual Report

generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 4,615
Class A	416	-
Class T	1,556	-
	$ 1,972	$ 4,615

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the fund.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2003	2002	2003	2002
Class A
Shares sold	136,246	120,119	$ 1,270,282	$ 1,181,117
Shares redeemed	(110,997)	(92,414)	(1,047,311)	(899,451)
Net increase (decrease)	25,249	27,705	$ 222,971	$ 281,666
Class T
Shares sold	589,459	1,004,408	$ 5,360,716	$ 9,714,971
Shares redeemed	(419,255)	(329,227)	(3,739,570)	(3,121,953)
Net increase (decrease)	170,204	675,181	$ 1,621,146	$ 6,593,018
Class B
Shares sold	101,806	109,175	$ 919,391	$ 1,054,797
Shares redeemed	(86,440)	(158,673)	(766,624)	(1,521,443)
Net increase (decrease)	15,366	(49,498)	$ 152,767	$ (466,646)
Class C
Shares sold	46,725	97,361	$ 426,595	$ 951,823
Shares redeemed	(92,865)	(135,352)	(817,236)	(1,300,309)
Net increase (decrease)	(46,140)	(37,991)	$ (390,641)	$ (348,486)
Institutional Class
Shares sold	28,067	18,329	$ 247,062	$ 181,469
Shares redeemed	(105,018)	(17,921)	(899,132)	(165,023)
Net increase (decrease)	(76,951)	408	$ (652,070)	$ 16,446

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Global Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Global Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard C. Habermann (63)

Year of Election or Appointment: 1998

Vice President of Advisor Global Equity. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity Funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Global Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Global Equity. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Global Equity. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Global Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Global Equity. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Global Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Global Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Global Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Global Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity® Advisor

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	24.78%	7.73%	6.53%
Class T (incl. 3.50% sales charge)	27.54%	8.08%	6.77%
Class B (incl. contingent deferred sales charge)B	26.39%	7.89%	6.64%
Class C (incl. contingent deferred sales charge)C	30.45%	8.28%	6.82%

A From November 3, 1997.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital InternationalSM AC World Index Free ex USA did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin McCarey, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Portfolio

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the year ending October 31, 2003, the fund's Class A, Class T, Class B and Class C shares gained 32.39%, 32.17%, 31.39% and 31.45%, respectively. In comparison, the MSCI All Country World ex-USA Index rose 30.20% and the LipperSM International Funds Average returned 24.51%. The market environment was very conducive to the fund's aggressive style of growth investing, and investments in the semiconductor industry particularly helped performance. Dutch company ASML Holding and Tokyo Electron, both among the world's largest makers of semiconductor equipment, were strong performers. Performance also was helped by Sumitomo Mitsui Financial Group, one of the world's largest banks, which benefited as expectations for an economic recovery increased and optimism rose about Japan's economy. On the negative side, the strong economy led capital goods stocks to perform well, and being underweighted in this area hurt the fund's relative performance. Also, some of the capital goods stocks we did own failed to perform as I hoped. For example, ABB, a Swiss conglomerate, was a strong performer, but I sold it from the fund before it rebounded. Another capital goods disappointment was Neopost, a French maker of postal equipment that encountered weak demand for its products.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nikko Cordial Corp. (Japan, Capital Markets)	4.7	1.4
United Microelectronics Corp. (Taiwan, Semiconductors & Semiconductor Equipment)	4.0	0.0
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	4.0	2.7
ASML Holding NV (NY Shares) (Netherlands, Semiconductors & Semiconductor Equipment)	3.6	4.6
China Telecom Corp. Ltd. (H Shares) (China, Diversified Telecommunication Services)	3.6	0.0
	19.9
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	20.5
Information Technology	18.0	17.5
Health Care	12.9	18.9
Consumer Discretionary	10.2	14.2
Telecommunication Services	7.3	7.6
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	19.3	10.5
United Kingdom	12.7	7.9
Switzerland	8.7	11.2
Germany	8.5	13.3
India	8.5	2.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 91.9%	Stocks 94.6%
Short-Term Investments and Net Other Assets 8.1%	Short-Term Investments and Net Other Assets 5.4%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
Brazil - 2.0%
Aracruz Celulose SA sponsored ADR	391,300	$ 10,995,530
Canada - 4.7%
Biovail Corp. (a)	281,400	6,769,820
Precision Drilling Corp. (a)	168,100	6,613,081
Talisman Energy, Inc.	137,400	6,710,039
TELUS Corp. (non-vtg.)	315,700	5,528,641
TOTAL CANADA		25,621,581
China - 3.6%
China Telecom Corp. Ltd. (H Shares)	58,872,000	19,521,402
PICC Property & Casualty Co. Ltd. (H Shares)	122,000	28,564
TOTAL CHINA		19,549,966
Denmark - 1.3%
Coloplast AS Series B	86,670	7,266,282
France - 2.9%
Business Objects SA (a)	268,900	8,784,503
Pernod-Ricard	72,475	6,968,569
TOTAL FRANCE		15,753,072
Germany - 8.5%
Allianz AG (Reg.)	103,500	11,057,139
Deutsche Boerse AG	139,550	7,730,662
Deutsche Lufthansa AG (Reg.)	826,500	12,916,121
Fresenius Medical Care AG	263,500	14,972,590
TOTAL GERMANY		46,676,512
Hungary - 0.5%
OTP Bank Rt. unit (a)	104,800	2,572,840
India - 8.5%
Bank of Baroda	1,355,293	5,714,839
Bank of India	3,960,300	5,413,517
Cipla Ltd.	93,185	2,670,330
Dr. Reddy's Laboratories Ltd.	240,600	6,345,214
I-Flex Solutions Ltd.	299,443	4,538,557
Reliance Industries Ltd.	707,600	7,592,804
State Bank of India	781,300	8,347,428
State Bank of India GDR (Reg. S)	195,400	5,871,770
TOTAL INDIA		46,494,459
Common Stocks - continued
	Shares	Value (Note 1)
Indonesia - 0.5%
PT Bank Central Asia Tbk	6,498,500	$ 2,696,087
PT Bank Rakyat Indonesia (a)(c)	3,206,500	330,218
TOTAL INDONESIA		3,026,305
Italy - 1.4%
Bulgari Spa	837,600	7,577,211
Japan - 19.3%
Aeon Credit Service Ltd.	121,400	5,620,575
Canon, Inc.	102,500	5,017,375
Don Quijote Co. Ltd.	83,700	4,499,427
FamilyMart Co. Ltd.	343,300	7,463,043
Konica Minolta Holdings, Inc.	474,500	6,236,606
Nikko Cordial Corp.	4,710,000	25,405,036
Nitto Denko Corp.	119,900	6,292,732
Nomura Holdings, Inc.	1,033,000	17,739,712
Skylark Co. Ltd.	255,200	4,203,813
Sumitomo Mitsui Financial Group, Inc.	1,481	7,449,454
TDK Corp.	94,700	6,201,928
Tokyo Electron Ltd.	70,500	5,053,120
Tv Asahi Corp.	2,894	4,606,603
TOTAL JAPAN		105,789,424
Korea (South) - 0.9%
LG Card Co. Ltd.	479,360	4,880,680
Netherlands - 6.0%
ASML Holding NV (NY Shares) (a)	1,134,600	19,912,230
Versatel Telecom International NV (a)	2,717,400	6,232,985
VNU NV	189,500	5,751,588
Wolters Kluwer NV (Certificaten Van Aandelen)	59,800	837,539
TOTAL NETHERLANDS		32,734,342
Spain - 1.0%
Banco Popular Espanol SA (Reg.)	106,800	5,534,106
Sweden - 4.9%
Securitas AB (B Shares)	415,000	5,086,304
Telefonaktiebolaget LM Ericsson (B Shares) (a)	12,672,500	21,644,626
TOTAL SWEDEN		26,730,930
Switzerland - 8.7%
Actelion Ltd. (Reg.) (a)	151,742	14,375,081
Credit Suisse Group (Reg.)	286,500	10,055,069
Novartis AG (Reg.)	86,850	3,332,434
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Roche Holding AG (participation certificate)	37,730	$ 3,109,925
Serono SA Series B	7,477	5,142,320
The Swatch Group AG (Reg.)	305,970	6,504,658
UBS AG (Reg.)	80,220	4,906,788
TOTAL SWITZERLAND		47,426,275
Taiwan - 4.0%
United Microelectronics Corp. (a)	23,690,766	21,714,790
Turkey - 0.5%
Akbank Turk Anonim Sirketi	538,110,600	2,520,671
United Kingdom - 12.7%
British American Tobacco PLC	828,100	9,997,320
Collins Stewart Tullett PLC	1,014,194	6,616,034
EMAP PLC	406,200	5,509,564
HSBC Holdings PLC (United Kingdom) (Reg.)	756,357	11,355,939
Kingfisher PLC	1,930,026	9,238,417
Man Group PLC	222,000	5,450,512
Signet Group PLC	3,804,400	6,671,792
Smith & Nephew PLC	759,100	6,022,721
Vodafone Group PLC	4,119,300	8,712,323
TOTAL UNITED KINGDOM		69,574,622
TOTAL COMMON STOCKS (Cost $433,148,760)		502,439,598
Money Market Funds - 7.6%

Fidelity Cash Central Fund, 1.07% (b)	23,184,734	23,184,734
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	18,530,889	18,530,889
TOTAL MONEY MARKET FUNDS (Cost $41,715,623)		41,715,623
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $474,864,383)		544,155,221
NET OTHER ASSETS - 0.5%		2,767,494
NET ASSETS - 100%		$ 546,922,715
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $784,903,173 and $565,840,493, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $134 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $76,360,000 of which $64,126,000 and $12,234,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $17,776,162) (cost $474,864,383) - See accompanying schedule		$ 544,155,221
Foreign currency held at value (cost $ 5,432,559)		5,435,044
Receivable for investments sold		19,966,221
Receivable for fund shares sold		3,263,891
Dividends receivable		460,449
Interest receivable		40,988
Prepaid expenses		2,430
Other receivables		3,145
Total assets		573,327,389

Liabilities
Payable for investments purchased Regular delivery	$ 3,979,580
Delayed delivery	333,520
Payable for fund shares redeemed	1,848,801
Accrued management fee	326,273
Distribution fees payable	157,883
Other payables and accrued expenses	1,227,728
Collateral on securities loaned, at value	18,530,889
Total liabilities		26,404,674

Net Assets		$ 546,922,715
Net Assets consist of:
Paid in capital		$ 554,774,985
Undistributed net investment income		354,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(76,424,130)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		68,217,544
Net Assets		$ 546,922,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($41,867,418 ÷ 2,893,569 shares)	$ 14.47

Maximum offering price per share (100/94.25 of $14.47)	$ 15.35
Class T: Net Asset Value and redemption price per share ($149,513,522 ÷ 10,400,087 shares)	$ 14.38

Maximum offering price per share (100/96.50 of $14.38)	$ 14.90
Class B: Net Asset Value and offering price per share ($50,358,393 ÷ 3,613,802 shares) A	$ 13.94

Class C: Net Asset Value and offering price per share ($58,559,912 ÷ 4,196,156 shares) A	$ 13.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($246,623,470 ÷ 16,772,538 shares)	$ 14.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 4,716,191
Interest		419,630
Security lending		193,735
		5,329,556
Less foreign taxes withheld		(514,752)
Total income		4,814,804

Expenses
Management fee	$ 2,248,941
Transfer agent fees	1,316,134
Distribution fees	1,461,105
Accounting and security lending fees	189,462
Non-interested trustees' compensation	1,157
Custodian fees and expenses	197,822
Registration fees	127,981
Audit	60,616
Legal	7,766
Miscellaneous	3,643
Total expenses before reductions	5,614,627
Expense reductions	(173,357)	5,441,270
Net investment income (loss)		(626,466)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	27,965,720
Foreign currency transactions	(134,608)
Total net realized gain (loss)		27,831,112
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $1,041,856)	71,760,838
Assets and liabilities in foreign currencies	267,153
Total change in net unrealized appreciation (depreciation)		72,027,991
Net gain (loss)		99,859,103
Net increase (decrease) in net assets resulting from operations		$ 99,232,637

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (626,466)	$ (812,361)
Net realized gain (loss)	27,831,112	(11,502,014)
Change in net unrealized appreciation (depreciation)	72,027,991	5,664,330
Net increase (decrease) in net assets resulting from operations	99,232,637	(6,650,045)
Share transactions - net increase (decrease)	247,591,083	29,718,211
Total increase (decrease) in net assets	346,823,720	23,068,166

Net Assets
Beginning of period	200,098,995	177,030,829
End of period (including undistributed net investment income of $354,316 and undistributed net investment income of $0, respectively)	$ 546,922,715	$ 200,098,995

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 11.08	$ 15.26	$ 15.06	$ 10.07
Income from Investment Operations
Net investment income (loss) C	- E	- E	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss)	3.54	(.15)	(3.73)	.88	5.00
Total from investment operations	3.54	(.15)	(3.74)	.85	4.99
Distributions from net investment income	-	-	(.44)	-	-
Distributions in excess of net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.63)	-
Total distributions	-	-	(.44)	(.65)	-
Net asset value, end of period	$ 14.47	$ 10.93	$ 11.08	$ 15.26	$ 15.06
Total Return A,B	32.39%	(1.35)%	(25.17)%	5.31%	49.55%
Ratios to Average Net Assets D
Expenses before expense reductions	1.59%	1.67%	1.71%	1.55%	2.13%
Expenses net of voluntary waivers, if any	1.59%	1.67%	1.70%	1.55%	1.72%
Expenses net of all reductions	1.54%	1.57%	1.57%	1.50%	1.67%
Net investment income (loss)	.01%	(.02)%	(.05)%	(.16)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,867	$ 16,879	$ 12,070	$ 15,348	$ 3,407
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 11.05	$ 15.21	$ 15.02	$ 10.04
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss)	3.53	(.14)	(3.73)	.88	5.02
Total from investment operations	3.50	(.17)	(3.76)	.82	4.98
Distributions from net investment income	-	-	(.40)	-	-
Distributions in excess of net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	-	-	(.62)	-
Total distributions	-	-	(.40)	(.63)	-
Net asset value, end of period	$ 14.38	$ 10.88	$ 11.05	$ 15.21	$ 15.02
Total Return A,B	32.17%	(1.54)%	(25.32)%	5.13%	49.60%
Ratios to Average Net Assets D
Expenses before expense reductions	1.85%	1.86%	1.87%	1.72%	2.29%
Expenses net of voluntary waivers, if any	1.85%	1.86%	1.87%	1.72%	1.97%
Expenses net of all reductions	1.79%	1.76%	1.73%	1.67%	1.92%
Net investment income (loss)	(.24)%	(.21)%	(.22)%	(.33)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,514	$ 98,148	$ 88,818	$ 145,721	$ 44,233
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.84	$ 14.96	$ 14.82	$ 9.99
Income from Investment Operations
Net investment income (loss) C	(.09)	(.09)	(.10)	(.16)	(.10)
Net realized and unrealized gain (loss)	3.42	(.14)	(3.67)	.89	4.93
Total from investment operations	3.33	(.23)	(3.77)	.73	4.83
Distributions from net investment income	-	-	(.35)	-	-
Distributions in excess of net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	-	-	(.58)	-
Total distributions	-	-	(.35)	(.59)	-
Net asset value, end of period	$ 13.94	$ 10.61	$ 10.84	$ 14.96	$ 14.82
Total Return A,B	31.39%	(2.12)%	(25.75)%	4.60%	48.35%
Ratios to Average Net Assets D
Expenses before expense reductions	2.42%	2.44%	2.47%	2.30%	2.82%
Expenses net of voluntary waivers, if any	2.42%	2.44%	2.45%	2.30%	2.47%
Expenses net of all reductions	2.37%	2.34%	2.32%	2.26%	2.42%
Net investment income (loss)	(.82)%	(.79)%	(.80)%	(.92)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,358	$ 36,981	$ 36,593	$ 49,140	$ 11,098
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 10.83	$ 14.96	$ 14.83	$ 9.98
Income from Investment Operations
Net investment income (loss) C	(.08)	(.08)	(.09)	(.15)	(.10)
Net realized and unrealized gain (loss)	3.42	(.13)	(3.67)	.88	4.95
Total from investment operations	3.34	(.21)	(3.76)	.73	4.85
Distributions from net investment income	-	-	(.37)	-	-
Distributions in excess of net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	-	-	(.59)	-
Total distributions	-	-	(.37)	(.60)	-
Net asset value, end of period	$ 13.96	$ 10.62	$ 10.83	$ 14.96	$ 14.83
Total Return A,B	31.45%	(1.94)%	(25.71)%	4.59%	48.60%
Ratios to Average Net Assets D
Expenses before expense reductions	2.33%	2.34%	2.38%	2.25%	2.82%
Expenses net of voluntary waivers, if any	2.33%	2.34%	2.38%	2.25%	2.47%
Expenses net of all reductions	2.28%	2.24%	2.24%	2.21%	2.42%
Net investment income (loss)	(.73)%	(.69)%	(.73)%	(.86)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,560	$ 37,514	$ 33,118	$ 44,041	$ 7,874
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 11.17	$ 15.35	$ 15.09	$ 10.09
Income from Investment Operations
Net investment income (loss) B	.04	.06	.06	.04	.02
Net realized and unrealized gain (loss)	3.58	(.15)	(3.75)	.88	4.98
Total from investment operations	3.62	(.09)	(3.69)	.92	5.00
Distributions from net investment income	-	-	(.49)	-	-
Distributions in excess of net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	(.63)	-
Total distributions	-	-	(.49)	(.66)	-
Net asset value, end of period	$ 14.70	$ 11.08	$ 11.17	$ 15.35	$ 15.09
Total Return A	32.67%	(.81)%	(24.75)%	5.78%	49.55%
Ratios to Average Net Assets C
Expenses before expense reductions	1.28%	1.15%	1.19%	1.15%	1.70%
Expenses net of voluntary waivers, if any	1.28%	1.15%	1.19%	1.15%	1.47%
Expenses net of all reductions	1.22%	1.06%	1.05%	1.10%	1.42%
Net investment income (loss)	.33%	.50%	.46%	.24%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,623	$ 10,577	$ 6,432	$ 9,551	$ 7,099
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 76,037,736	|
Unrealized depreciation	(8,022,573)
Net unrealized appreciation (depreciation)	68,015,163
Undistributed ordinary income	492,324
Capital loss carryforward	(76,359,757)

Cost for federal income tax purposes	$ 476,140,058

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 61,873	$ -	$ 401
Class T	.25%	.25%	573,493	5,427	2,235
Class B	.75%	.25%	395,537	296,654	-
Class C	.75%	.25%	430,202	85,462	-
			$ 1,461,105	$ 387,543	$2,636

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,090
Class T	14,110
Class B*	105,556
Class C*	8,499
$ 153,255

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 106,757.43
Class T	497,303.43
Class B	204,368.51
Class C	183,491.42
Institutional Class	324,215.37
	$ 1,316,134

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $414,432 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's custodian expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction
Fund Level	$ -	$ 169,772	$ 949
Class A	401	-	-
Class T	2,235	-	-
	$ 2,636	$ 169,772	$ 949

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2003	2002	2003	2002
Class A
Shares sold	4,243,415	3,695,180	$ 49,989,621	$ 45,047,908
Shares redeemed	(2,893,829)	(3,240,498)	(32,761,195)	(39,441,245)
Net increase (decrease)	1,349,586	454,682	$ 17,228,426	$ 5,606,663
Class T
Shares sold	5,031,240	7,972,427	$ 60,317,196	$ 98,947,323
Shares redeemed	(3,649,898)	(6,989,312)	(42,360,440)	(86,656,988)
Net increase (decrease)	1,381,342	983,115	$ 17,956,756	$ 12,290,335
Class B
Shares sold	941,457	1,073,501	$ 11,384,820	$ 13,249,979
Shares redeemed	(812,547)	(964,258)	(9,256,128)	(11,540,142)
Net increase (decrease)	128,910	109,243	$ 2,128,692	$ 1,709,837
Class C
Shares sold	1,929,759	2,256,558	$ 23,497,018	$ 27,408,888
Shares redeemed	(1,266,712)	(1,780,095)	(15,061,286)	(21,555,315)
Net increase (decrease)	663,047	476,463	$ 8,435,732	$ 5,853,573
Institutional Class
Shares sold	18,971,810	1,939,247	$ 242,761,451	$ 24,872,811
Shares redeemed	(3,154,144)	(1,560,448)	(40,919,974)	(20,615,008)
Net increase (decrease)	15,817,666	378,799	$ 201,841,477	$ 4,257,803

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor International Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor International Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (43)
Year of Election or Appointment: 1997 Vice President of Advisor International Capital Appreciation. Mr. McCarey is also Vice President of another fund advised by FMR.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor International Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1997

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AICAP-UANN-1203
1.784754.100

Fidelity® Advisor

Investment Grade BondInternational
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2003

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

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Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fundA
Institutional Class	32.67%	9.39%	7.94%

A From November 3, 1997.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital InternationalSM AC World Index Free ex USA did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin McCarey, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Portfolio

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the year ending October 31, 2003, the fund's Institutional Class shares gained 32.67%. During the same time frame, the MSCI All Country World ex-USA Index rose 30.20% and the LipperSM International Funds Average returned 24.51%. The market environment was very conducive to the fund's aggressive style of growth investing, and investments in the semiconductor industry particularly helped performance. Dutch company ASML Holding and Tokyo Electron, both among the world's largest makers of semiconductor equipment, were strong performers. Performance also was helped by Sumitomo Mitsui Financial Group, one of the world's largest banks, which benefited as expectations for an economic recovery increased and optimism rose about Japan's economy. On the negative side, the strong economy led capital goods stocks to perform well, and being underweighted in this area hurt the fund's relative performance. Also, some of the capital goods stocks we did own failed to perform as I hoped. For example, ABB, a Swiss conglomerate, was a strong performer, but I sold it from the fund before it rebounded. Another capital goods disappointment was Neopost, a French maker of postal equipment that encountered weak demand for its products..

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nikko Cordial Corp. (Japan, Capital Markets)	4.7	1.4
United Microelectronics Corp. (Taiwan, Semiconductors & Semiconductor Equipment)	4.0	0.0
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	4.0	2.7
ASML Holding NV (NY Shares) (Netherlands, Semiconductors & Semiconductor Equipment)	3.6	4.6
China Telecom Corp. Ltd. (H Shares) (China, Diversified Telecommunication Services)	3.6	0.0
	19.9
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	20.5
Information Technology	18.0	17.5
Health Care	12.9	18.9
Consumer Discretionary	10.2	14.2
Telecommunication Services	7.3	7.6
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	19.3	10.5
United Kingdom	12.7	7.9
Switzerland	8.7	11.2
Germany	8.5	13.3
India	8.5	2.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 91.9%	Stocks 94.6%
Short-Term Investments and Net Other Assets 8.1%	Short-Term Investments and Net Other Assets 5.4%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
Brazil - 2.0%
Aracruz Celulose SA sponsored ADR	391,300	$ 10,995,530
Canada - 4.7%
Biovail Corp. (a)	281,400	6,769,820
Precision Drilling Corp. (a)	168,100	6,613,081
Talisman Energy, Inc.	137,400	6,710,039
TELUS Corp. (non-vtg.)	315,700	5,528,641
TOTAL CANADA		25,621,581
China - 3.6%
China Telecom Corp. Ltd. (H Shares)	58,872,000	19,521,402
PICC Property & Casualty Co. Ltd. (H Shares)	122,000	28,564
TOTAL CHINA		19,549,966
Denmark - 1.3%
Coloplast AS Series B	86,670	7,266,282
France - 2.9%
Business Objects SA (a)	268,900	8,784,503
Pernod-Ricard	72,475	6,968,569
TOTAL FRANCE		15,753,072
Germany - 8.5%
Allianz AG (Reg.)	103,500	11,057,139
Deutsche Boerse AG	139,550	7,730,662
Deutsche Lufthansa AG (Reg.)	826,500	12,916,121
Fresenius Medical Care AG	263,500	14,972,590
TOTAL GERMANY		46,676,512
Hungary - 0.5%
OTP Bank Rt. unit (a)	104,800	2,572,840
India - 8.5%
Bank of Baroda	1,355,293	5,714,839
Bank of India	3,960,300	5,413,517
Cipla Ltd.	93,185	2,670,330
Dr. Reddy's Laboratories Ltd.	240,600	6,345,214
I-Flex Solutions Ltd.	299,443	4,538,557
Reliance Industries Ltd.	707,600	7,592,804
State Bank of India	781,300	8,347,428
State Bank of India GDR (Reg. S)	195,400	5,871,770
TOTAL INDIA		46,494,459
Common Stocks - continued
	Shares	Value (Note 1)
Indonesia - 0.5%
PT Bank Central Asia Tbk	6,498,500	$ 2,696,087
PT Bank Rakyat Indonesia (a)(c)	3,206,500	330,218
TOTAL INDONESIA		3,026,305
Italy - 1.4%
Bulgari Spa	837,600	7,577,211
Japan - 19.3%
Aeon Credit Service Ltd.	121,400	5,620,575
Canon, Inc.	102,500	5,017,375
Don Quijote Co. Ltd.	83,700	4,499,427
FamilyMart Co. Ltd.	343,300	7,463,043
Konica Minolta Holdings, Inc.	474,500	6,236,606
Nikko Cordial Corp.	4,710,000	25,405,036
Nitto Denko Corp.	119,900	6,292,732
Nomura Holdings, Inc.	1,033,000	17,739,712
Skylark Co. Ltd.	255,200	4,203,813
Sumitomo Mitsui Financial Group, Inc.	1,481	7,449,454
TDK Corp.	94,700	6,201,928
Tokyo Electron Ltd.	70,500	5,053,120
Tv Asahi Corp.	2,894	4,606,603
TOTAL JAPAN		105,789,424
Korea (South) - 0.9%
LG Card Co. Ltd.	479,360	4,880,680
Netherlands - 6.0%
ASML Holding NV (NY Shares) (a)	1,134,600	19,912,230
Versatel Telecom International NV (a)	2,717,400	6,232,985
VNU NV	189,500	5,751,588
Wolters Kluwer NV (Certificaten Van Aandelen)	59,800	837,539
TOTAL NETHERLANDS		32,734,342
Spain - 1.0%
Banco Popular Espanol SA (Reg.)	106,800	5,534,106
Sweden - 4.9%
Securitas AB (B Shares)	415,000	5,086,304
Telefonaktiebolaget LM Ericsson (B Shares) (a)	12,672,500	21,644,626
TOTAL SWEDEN		26,730,930
Switzerland - 8.7%
Actelion Ltd. (Reg.) (a)	151,742	14,375,081
Credit Suisse Group (Reg.)	286,500	10,055,069
Novartis AG (Reg.)	86,850	3,332,434
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Roche Holding AG (participation certificate)	37,730	$ 3,109,925
Serono SA Series B	7,477	5,142,320
The Swatch Group AG (Reg.)	305,970	6,504,658
UBS AG (Reg.)	80,220	4,906,788
TOTAL SWITZERLAND		47,426,275
Taiwan - 4.0%
United Microelectronics Corp. (a)	23,690,766	21,714,790
Turkey - 0.5%
Akbank Turk Anonim Sirketi	538,110,600	2,520,671
United Kingdom - 12.7%
British American Tobacco PLC	828,100	9,997,320
Collins Stewart Tullett PLC	1,014,194	6,616,034
EMAP PLC	406,200	5,509,564
HSBC Holdings PLC (United Kingdom) (Reg.)	756,357	11,355,939
Kingfisher PLC	1,930,026	9,238,417
Man Group PLC	222,000	5,450,512
Signet Group PLC	3,804,400	6,671,792
Smith & Nephew PLC	759,100	6,022,721
Vodafone Group PLC	4,119,300	8,712,323
TOTAL UNITED KINGDOM		69,574,622
TOTAL COMMON STOCKS (Cost $433,148,760)		502,439,598
Money Market Funds - 7.6%

Fidelity Cash Central Fund, 1.07% (b)	23,184,734	23,184,734
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	18,530,889	18,530,889
TOTAL MONEY MARKET FUNDS (Cost $41,715,623)		41,715,623
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $474,864,383)		544,155,221
NET OTHER ASSETS - 0.5%		2,767,494
NET ASSETS - 100%		$ 546,922,715
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $784,903,173 and $565,840,493, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $134 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $76,360,000 of which $64,126,000 and $12,234,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $17,776,162) (cost $474,864,383) - See accompanying schedule		$ 544,155,221
Foreign currency held at value (cost $ 5,432,559)		5,435,044
Receivable for investments sold		19,966,221
Receivable for fund shares sold		3,263,891
Dividends receivable		460,449
Interest receivable		40,988
Prepaid expenses		2,430
Other receivables		3,145
Total assets		573,327,389

Liabilities
Payable for investments purchased Regular delivery	$ 3,979,580
Delayed delivery	333,520
Payable for fund shares redeemed	1,848,801
Accrued management fee	326,273
Distribution fees payable	157,883
Other payables and accrued expenses	1,227,728
Collateral on securities loaned, at value	18,530,889
Total liabilities		26,404,674

Net Assets		$ 546,922,715
Net Assets consist of:
Paid in capital		$ 554,774,985
Undistributed net investment income		354,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(76,424,130)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		68,217,544
Net Assets		$ 546,922,715

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($41,867,418 ÷ 2,893,569 shares)	$ 14.47

Maximum offering price per share (100/94.25 of $14.47)	$ 15.35
Class T: Net Asset Value and redemption price per share ($149,513,522 ÷ 10,400,087 shares)	$ 14.38

Maximum offering price per share (100/96.50 of $14.38)	$ 14.90
Class B: Net Asset Value and offering price per share ($50,358,393 ÷ 3,613,802 shares) A	$ 13.94

Class C: Net Asset Value and offering price per share ($58,559,912 ÷ 4,196,156 shares) A	$ 13.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($246,623,470 ÷ 16,772,538 shares)	$ 14.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 4,716,191
Interest		419,630
Security lending		193,735
		5,329,556
Less foreign taxes withheld		(514,752)
Total income		4,814,804

Expenses
Management fee	$ 2,248,941
Transfer agent fees	1,316,134
Distribution fees	1,461,105
Accounting and security lending fees	189,462
Non-interested trustees' compensation	1,157
Custodian fees and expenses	197,822
Registration fees	127,981
Audit	60,616
Legal	7,766
Miscellaneous	3,643
Total expenses before reductions	5,614,627
Expense reductions	(173,357)	5,441,270
Net investment income (loss)		(626,466)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	27,965,720
Foreign currency transactions	(134,608)
Total net realized gain (loss)		27,831,112
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $1,041,856)	71,760,838
Assets and liabilities in foreign currencies	267,153
Total change in net unrealized appreciation (depreciation)		72,027,991
Net gain (loss)		99,859,103
Net increase (decrease) in net assets resulting from operations		$ 99,232,637

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (626,466)	$ (812,361)
Net realized gain (loss)	27,831,112	(11,502,014)
Change in net unrealized appreciation (depreciation)	72,027,991	5,664,330
Net increase (decrease) in net assets resulting from operations	99,232,637	(6,650,045)
Share transactions - net increase (decrease)	247,591,083	29,718,211
Total increase (decrease) in net assets	346,823,720	23,068,166

Net Assets
Beginning of period	200,098,995	177,030,829
End of period (including undistributed net investment income of $354,316 and undistributed net investment income of $0, respectively)	$ 546,922,715	$ 200,098,995

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 11.08	$ 15.26	$ 15.06	$ 10.07
Income from Investment Operations
Net investment income (loss) C	- E	- E	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss)	3.54	(.15)	(3.73)	.88	5.00
Total from investment operations	3.54	(.15)	(3.74)	.85	4.99
Distributions from net investment income	-	-	(.44)	-	-
Distributions in excess of net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.63)	-
Total distributions	-	-	(.44)	(.65)	-
Net asset value, end of period	$ 14.47	$ 10.93	$ 11.08	$ 15.26	$ 15.06
Total Return A,B	32.39%	(1.35)%	(25.17)%	5.31%	49.55%
Ratios to Average Net Assets D
Expenses before expense reductions	1.59%	1.67%	1.71%	1.55%	2.13%
Expenses net of voluntary waivers, if any	1.59%	1.67%	1.70%	1.55%	1.72%
Expenses net of all reductions	1.54%	1.57%	1.57%	1.50%	1.67%
Net investment income (loss)	.01%	(.02)%	(.05)%	(.16)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,867	$ 16,879	$ 12,070	$ 15,348	$ 3,407
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 11.05	$ 15.21	$ 15.02	$ 10.04
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss)	3.53	(.14)	(3.73)	.88	5.02
Total from investment operations	3.50	(.17)	(3.76)	.82	4.98
Distributions from net investment income	-	-	(.40)	-	-
Distributions in excess of net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	-	-	(.62)	-
Total distributions	-	-	(.40)	(.63)	-
Net asset value, end of period	$ 14.38	$ 10.88	$ 11.05	$ 15.21	$ 15.02
Total Return A,B	32.17%	(1.54)%	(25.32)%	5.13%	49.60%
Ratios to Average Net Assets D
Expenses before expense reductions	1.85%	1.86%	1.87%	1.72%	2.29%
Expenses net of voluntary waivers, if any	1.85%	1.86%	1.87%	1.72%	1.97%
Expenses net of all reductions	1.79%	1.76%	1.73%	1.67%	1.92%
Net investment income (loss)	(.24)%	(.21)%	(.22)%	(.33)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,514	$ 98,148	$ 88,818	$ 145,721	$ 44,233
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.84	$ 14.96	$ 14.82	$ 9.99
Income from Investment Operations
Net investment income (loss) C	(.09)	(.09)	(.10)	(.16)	(.10)
Net realized and unrealized gain (loss)	3.42	(.14)	(3.67)	.89	4.93
Total from investment operations	3.33	(.23)	(3.77)	.73	4.83
Distributions from net investment income	-	-	(.35)	-	-
Distributions in excess of net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	-	-	(.58)	-
Total distributions	-	-	(.35)	(.59)	-
Net asset value, end of period	$ 13.94	$ 10.61	$ 10.84	$ 14.96	$ 14.82
Total Return A,B	31.39%	(2.12)%	(25.75)%	4.60%	48.35%
Ratios to Average Net Assets D
Expenses before expense reductions	2.42%	2.44%	2.47%	2.30%	2.82%
Expenses net of voluntary waivers, if any	2.42%	2.44%	2.45%	2.30%	2.47%
Expenses net of all reductions	2.37%	2.34%	2.32%	2.26%	2.42%
Net investment income (loss)	(.82)%	(.79)%	(.80)%	(.92)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,358	$ 36,981	$ 36,593	$ 49,140	$ 11,098
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 10.83	$ 14.96	$ 14.83	$ 9.98
Income from Investment Operations
Net investment income (loss) C	(.08)	(.08)	(.09)	(.15)	(.10)
Net realized and unrealized gain (loss)	3.42	(.13)	(3.67)	.88	4.95
Total from investment operations	3.34	(.21)	(3.76)	.73	4.85
Distributions from net investment income	-	-	(.37)	-	-
Distributions in excess of net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	-	-	(.59)	-
Total distributions	-	-	(.37)	(.60)	-
Net asset value, end of period	$ 13.96	$ 10.62	$ 10.83	$ 14.96	$ 14.83
Total Return A,B	31.45%	(1.94)%	(25.71)%	4.59%	48.60%
Ratios to Average Net Assets D
Expenses before expense reductions	2.33%	2.34%	2.38%	2.25%	2.82%
Expenses net of voluntary waivers, if any	2.33%	2.34%	2.38%	2.25%	2.47%
Expenses net of all reductions	2.28%	2.24%	2.24%	2.21%	2.42%
Net investment income (loss)	(.73)%	(.69)%	(.73)%	(.86)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,560	$ 37,514	$ 33,118	$ 44,041	$ 7,874
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 11.17	$ 15.35	$ 15.09	$ 10.09
Income from Investment Operations
Net investment income (loss) B	.04	.06	.06	.04	.02
Net realized and unrealized gain (loss)	3.58	(.15)	(3.75)	.88	4.98
Total from investment operations	3.62	(.09)	(3.69)	.92	5.00
Distributions from net investment income	-	-	(.49)	-	-
Distributions in excess of net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	(.63)	-
Total distributions	-	-	(.49)	(.66)	-
Net asset value, end of period	$ 14.70	$ 11.08	$ 11.17	$ 15.35	$ 15.09
Total Return A	32.67%	(.81)%	(24.75)%	5.78%	49.55%
Ratios to Average Net Assets C
Expenses before expense reductions	1.28%	1.15%	1.19%	1.15%	1.70%
Expenses net of voluntary waivers, if any	1.28%	1.15%	1.19%	1.15%	1.47%
Expenses net of all reductions	1.22%	1.06%	1.05%	1.10%	1.42%
Net investment income (loss)	.33%	.50%	.46%	.24%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,623	$ 10,577	$ 6,432	$ 9,551	$ 7,099
Portfolio turnover rate	205%	193%	270%	308%	218%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 76,037,736	|
Unrealized depreciation	(8,022,573)
Net unrealized appreciation (depreciation)	68,015,163
Undistributed ordinary income	492,324
Capital loss carryforward	(76,359,757)

Cost for federal income tax purposes	$ 476,140,058

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 61,873	$ -	$ 401
Class T	.25%	.25%	573,493	5,427	2,235
Class B	.75%	.25%	395,537	296,654	-
Class C	.75%	.25%	430,202	85,462	-
			$ 1,461,105	$ 387,543	$2,636

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,090
Class T	14,110
Class B*	105,556
Class C*	8,499
$ 153,255

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 106,757.43
Class T	497,303.43
Class B	204,368.51
Class C	183,491.42
Institutional Class	324,215.37
	$ 1,316,134

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $414,432 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's custodian expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction
Fund Level	$ -	$ 169,772	$ 949
Class A	401	-	-
Class T	2,235	-	-
	$ 2,636	$ 169,772	$ 949

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2003	2002	2003	2002
Class A
Shares sold	4,243,415	3,695,180	$ 49,989,621	$ 45,047,908
Shares redeemed	(2,893,829)	(3,240,498)	(32,761,195)	(39,441,245)
Net increase (decrease)	1,349,586	454,682	$ 17,228,426	$ 5,606,663
Class T
Shares sold	5,031,240	7,972,427	$ 60,317,196	$ 98,947,323
Shares redeemed	(3,649,898)	(6,989,312)	(42,360,440)	(86,656,988)
Net increase (decrease)	1,381,342	983,115	$ 17,956,756	$ 12,290,335
Class B
Shares sold	941,457	1,073,501	$ 11,384,820	$ 13,249,979
Shares redeemed	(812,547)	(964,258)	(9,256,128)	(11,540,142)
Net increase (decrease)	128,910	109,243	$ 2,128,692	$ 1,709,837
Class C
Shares sold	1,929,759	2,256,558	$ 23,497,018	$ 27,408,888
Shares redeemed	(1,266,712)	(1,780,095)	(15,061,286)	(21,555,315)
Net increase (decrease)	663,047	476,463	$ 8,435,732	$ 5,853,573
Institutional Class
Shares sold	18,971,810	1,939,247	$ 242,761,451	$ 24,872,811
Shares redeemed	(3,154,144)	(1,560,448)	(40,919,974)	(20,615,008)
Net increase (decrease)	15,817,666	378,799	$ 201,841,477	$ 4,257,803

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor International Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor International Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (43)
Year of Election or Appointment: 1997 Vice President of Advisor International Capital Appreciation. Mr. McCarey is also Vice President of another fund advised by FMR.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor International Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1997

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AICAPI-UANN-1203
1.784755.100

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	27.03%	4.24%
Class T (incl. 3.50% sales charge)	29.70%	4.41%
Class B (incl. contingent deferred sales charge) B	28.72%	4.31%
Class C (incl. contingent deferred sales charge) C	32.80%	4.73%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Tokyo Stock Exchange Stock Price (TOPIX) Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Advisor Japan Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, the fund's Class A, Class T, Class B and Class C shares returned 34.78%, 34.41%, 33.72% and 33.80%, respectively, slightly trailing the TOPIX but about in line with the 33.74% return of the LipperSM Japanese Funds Average. Stock selection in the banking industry helped performance, as did an overweighting in the semiconductors and semiconductor equipment group. The fund was hurt by unfavorable stock selection in software and services, and a substantial underweighting in the surging capital goods group. Several of the top-10 contributors on both an absolute basis and compared with the index were banks - including UFJ Holdings and Mizuho Financial Group. Meanwhile, semiconductor capital equipment maker Tokyo Electron was helped by generally improving trends in the semiconductor market, and in particular by strong trends in the LCD - liquid crystal display - segment. Conversely, pharmaceutical stock Takeda Chemical hurt performance, as investors looked for more dynamic growth elsewhere in a strong market environment. The same can be said for transportation provider East Japan Railway and office equipment maker Ricoh.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp.	4.4	5.1
Nissan Motor Co. Ltd.	2.5	3.1
Canon, Inc.	2.5	4.0
NTT DoCoMo, Inc.	2.2	4.1
Sumitomo Mitsui Financial Group, Inc.	2.2	0.9
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	2.0	1.1
Takeda Chemical Industries Ltd.	2.0	4.7
Konica Minolta Holdings, Inc.	1.9	1.8
SFCG Co. Ltd.	1.7	0.0
Mitsubishi Securities Co. Ltd.	1.7	0.0
	23.1
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.7	25.0
Information Technology	21.4	23.1
Financials	19.4	12.4
Industrials	9.6	7.4
Materials	7.4	3.1
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 97.3%	Stocks 98.4%
Short-Term Investments and Net Other Assets 2.7%	Short-Term Investments and Net Other Assets 1.6%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 25.7%
Auto Components - 2.2%
Bridgestone Corp.	23,000	$ 301,255
FCC Co. Ltd.	4,500	146,944
NOK Corp.	10,000	393,851
Toyoda Gosei Co. Ltd.	8,000	236,493
		1,078,543
Automobiles - 7.3%
Honda Motor Co. Ltd.	5,300	212,530
Nissan Motor Co. Ltd.	108,400	1,225,462
Toyota Motor Corp.	74,600	2,164,144
		3,602,136
Hotels, Restaurants & Leisure - 1.7%
H.I.S. Co. Ltd.	16,500	345,188
Skylark Co. Ltd.	29,400	484,295
		829,483
Household Durables - 6.1%
D&M Holdings, Inc. (a)	124,000	496,271
Daito Trust Construction Co.	24,000	742,223
Matsushita Electric Industrial Co. Ltd.	52,000	682,240
Sanyo Electric Co. Ltd.	105,000	481,353
Sony Corp.	18,100	637,120
		3,039,207
Internet & Catalog Retail - 1.3%
Nissen Co. Ltd.	14,500	271,034
Senshukai Co. Ltd.	33,000	404,321
		675,355
Leisure Equipment & Products - 1.3%
Fuji Photo Film Co. Ltd.	14,000	412,589
Nidec Copal Corp.	15,500	259,414
		672,003
Media - 0.9%
Fuji Television Network, Inc.	62	329,907
SKY Perfect Communications, Inc. (a)	100	121,885
		451,792
Multiline Retail - 1.6%
Don Quijote Co. Ltd.	11,300	607,450
Hankyu Department Stores, Inc.	23,000	168,410
		775,860
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.3%
Fast Retailing Co. Ltd.	6,500	$ 394,943
Nishimatsuya Chain Co. Ltd.	15,200	456,249
Pal Co. Ltd.	7,400	333,182
USS Co. Ltd.	6,140	436,178
		1,620,552
TOTAL CONSUMER DISCRETIONARY		12,744,931
CONSUMER STAPLES - 3.7%
Food & Staples Retailing - 2.5%
FamilyMart Co. Ltd.	24,800	539,130
Ito Yokado Ltd.	15,000	551,210
York-Benimaru Co. Ltd.	5,300	127,752
		1,218,092
Household Products - 0.6%
Uni-Charm Corp.	6,500	303,302
Tobacco - 0.6%
Japan Tobacco, Inc.	48	320,466
TOTAL CONSUMER STAPLES		1,841,860
FINANCIALS - 18.0%
Capital Markets - 3.9%
JAFCO Co. Ltd.	3,300	282,154
Mitsubishi Securities Co. Ltd.	74,000	841,368
Nomura Holdings, Inc.	47,000	807,131
		1,930,653
Commercial Banks - 8.8%
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	136	998,240
Mitsui Trust Holdings, Inc.	148,000	787,520
Mizuho Financial Group, Inc. (a)	324	792,760
Sumitomo Mitsui Financial Group, Inc.	219	1,101,574
UFJ Holdings, Inc. (a)	163	696,835
		4,376,929
Consumer Finance - 3.3%
Aeon Credit Service Ltd.	9,700	449,090
ORIX Corp.	4,100	344,961
SFCG Co. Ltd.	5,940	865,552
		1,659,603
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - 0.2%
Ricoh Leasing Co. Ltd.	4,400	$ 82,045
Insurance - 1.3%
Millea Holdings, Inc.	52	619,611
Real Estate - 0.5%
Mitsubishi Estate Co. Ltd.	26,000	249,263
TOTAL FINANCIALS		8,918,104
HEALTH CARE - 4.4%
Health Care Equipment & Supplies - 0.2%
Japan Medical Dynamic Marketing, Inc.	6,500	91,641
Pharmaceuticals - 4.2%
Fujisawa Pharmaceutical Co. Ltd.	11,000	227,124
Kyorin Pharmaceutical Co. Ltd.	30,000	451,610
Takeda Chemical Industries Ltd.	27,700	980,107
Yamanouchi Pharmaceutical Co. Ltd.	17,900	449,372
		2,108,213
TOTAL HEALTH CARE		2,199,854
INDUSTRIALS - 9.6%
Air Freight & Logistics - 0.4%
Yamato Transport Co. Ltd.	16,000	212,625
Commercial Services & Supplies - 3.3%
Benesse Corp.	6,000	147,353
Meitec Corp.	9,400	336,020
Sumisho Lease Co. Ltd.	26,200	805,494
Toppan Printing Co. Ltd.	36,000	330,071
		1,618,938
Electrical Equipment - 1.5%
Fujikura Ltd.	29,000	174,359
Furukawa Electric Co. Ltd.	72,000	272,440
Sumitomo Electric Industries Ltd.	34,000	292,250
		739,049
Machinery - 1.2%
SMC Corp.	2,400	288,812
THK Co. Ltd.	15,300	310,342
		599,154
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 1.4%
East Japan Railway Co.	152	$ 688,521
Trading Companies & Distributors - 1.8%
Mitsui & Co. Ltd.	49,000	356,558
Sumitomo Corp.	74,000	513,571
		870,129
TOTAL INDUSTRIALS		4,728,416
INFORMATION TECHNOLOGY - 21.4%
Computers & Peripherals - 0.9%
Toshiba Corp.	116,000	465,308
Electronic Equipment & Instruments - 8.6%
Citizen Electronics Co. Ltd.	2,300	215,481
Enplas Corp.	2,900	96,280
Hoya Corp.	6,400	579,225
Iriso Electronics Co. Ltd.	14,000	178,279
Japan Radio Co. Ltd. (a)	50,000	241,950
Keyence Corp.	1,400	307,913
Kyocera Corp.	6,400	385,374
Murata Manufacturing Co. Ltd.	5,700	324,040
Nichicon Corp.	21,800	253,415
Nidec Corp.	4,000	387,484
Nippon Electric Glass Co. Ltd.	26,000	477,715
Sankyo Seiki Manufacturing Co. Ltd. (a)	41,000	315,872
TDK Corp.	7,200	471,530
		4,234,558
IT Services - 1.1%
Hitachi Information Systems Co. Ltd.	4,400	126,869
Nomura Research Institute Ltd.	2,400	241,222
NS Solutions Corp.	2,600	167,910
		536,001
Office Electronics - 5.4%
Canon, Inc.	25,000	1,223,750
Konica Minolta Holdings, Inc.	73,500	966,050
Ricoh Co. Ltd.	26,000	493,087
		2,682,887
Semiconductors & Semiconductor Equipment - 4.9%
Nikon Corp. (a)	21,000	318,801
Rohm Co. Ltd.	4,200	566,163
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Sanken Electric Co. Ltd.	28,000	$ 310,460
Shinko Electric Industries Co.Ltd.	5,000	122,794
Tokyo Electron Ltd.	7,300	523,231
UMC Japan (a)	420	573,040
		2,414,489
Software - 0.5%
Nintendo Co. Ltd.	2,200	169,893
Works Applications Co. Ltd. (a)	18	87,430
		257,323
TOTAL INFORMATION TECHNOLOGY		10,590,566
MATERIALS - 7.4%
Chemicals - 5.2%
Daicel Chemical Industries Ltd.	93,000	394,197
Hitachi Chemical Co. Ltd.	26,500	428,088
JSR Corp.	25,000	529,834
Kaneka Corp.	28,000	218,264
Mitsubishi Rayon Co. Ltd.	79,000	293,178
Shin-Etsu Chemical Co. Ltd.	13,700	509,669
Ube Industries Ltd.	85,000	182,463
		2,555,693
Metals & Mining - 2.2%
Dowa Mining Co. Ltd.	34,000	183,700
Pacific Metals Co. Ltd. (a)	82,000	390,831
Sumitomo Metal Mining Co. Ltd.	78,000	534,946
		1,109,477
TOTAL MATERIALS		3,665,170
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 0.9%
Nippon Telegraph & Telephone Corp.	99	445,104
Wireless Telecommunication Services - 3.8%
KDDI Corp.	144	781,954
NTT DoCoMo, Inc.	515	1,114,881
		1,896,835
TOTAL TELECOMMUNICATION SERVICES		2,341,939
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 1.0%
Electric Utilities - 1.0%
Tokyo Electric Power Co.	23,700	$ 505,517
TOTAL COMMON STOCKS (Cost $42,503,863)		47,536,357
Convertible Preferred Stocks - 1.4%

FINANCIALS - 1.4%
Diversified Financial Services - 1.4%
SMFG Finance (Cayman) Ltd. Mandatorily Exchangeable Preferred Stock Units 2.25% (c)	15	708,625
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $411,678)		708,625
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 1.07% (b) (Cost $2,499,437)	2,499,437	2,499,437
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $45,414,978)		50,744,419
NET OTHER ASSETS - (2.4)%		(1,186,884)
NET ASSETS - 100%		$ 49,557,535
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $708,625 or 1.4% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $37,875,231 and $32,168,744, respectively.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $29,847,000 of which $2,859,000, $17,004,000 and $9,984,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $686,879) (cost $45,414,978) - See accompanying schedule		$ 50,744,419
Foreign currency held at value (cost $ 4,945)		5,076
Receivable for fund shares sold		211,313
Dividends receivable		125,023
Interest receivable		2,889
Prepaid expenses		177
Receivable from investment adviser for expense reductions		4,084
Other receivables		2,459
Total assets		51,095,440

Liabilities
Payable for investments purchased	$ 644,699
Payable for fund shares redeemed	48,082
Accrued management fee	30,372
Distribution fees payable	27,693
Other payables and accrued expenses	50,374
Collateral on securities loaned, at value	736,685
Total liabilities		1,537,905

Net Assets		$ 49,557,535
Net Assets consist of:
Paid in capital		$ 74,902,838
Accumulated net investment loss		(142,165)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,533,373)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,330,235
Net Assets		$ 49,557,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,695,239 ÷ 738,316 shares)	$ 11.78

Maximum offering price per share (100/94.25 of $11.78)	$ 12.50
Class T: Net Asset Value and redemption price per share ($11,822,557 ÷ 1,012,049 shares)	$ 11.68

Maximum offering price per share (100/96.50 of $11.68)	$ 12.10
Class B: Net Asset Value and offering price per share ($14,760,828 ÷ 1,288,163 shares) A	$ 11.46

Class C: Net Asset Value and offering price per share ($10,373,737 ÷ 900,573 shares) A	$ 11.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,905,174 ÷ 327,838 shares)	$ 11.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 313,761
Interest		12,421
Security lending		35,777
		361,959
Less foreign taxes withheld		(31,577)
Total income		330,382

Expenses
Management fee	$ 243,453
Transfer agent fees	171,510
Distribution fees	220,778
Accounting fees and expenses	66,331
Non-interested trustees' compensation	132
Custodian fees and expenses	56,114
Registration fees	55,857
Audit	54,186
Legal	1,334
Miscellaneous	2,865
Total expenses before reductions	872,560
Expense reductions	(151,033)	721,527
Net investment income (loss)		(391,145)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,565,742
Foreign currency transactions	(676)
Total net realized gain (loss)		1,565,066
Change in net unrealized appreciation (depreciation) on: Investment securities	9,272,997
Assets and liabilities in foreign currencies	8,091
Total change in net unrealized appreciation (depreciation)		9,281,088
Net gain (loss)		10,846,154
Net increase (decrease) in net assets resulting from operations		$ 10,455,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (391,145)	$ (653,050)
Net realized gain (loss)	1,565,066	(9,499,258)
Change in net unrealized appreciation (depreciation)	9,281,088	3,943,300
Net increase (decrease) in net assets resulting from operations	10,455,009	(6,209,008)
Share transactions - net increase (decrease)	5,652,788	2,604,541
Total increase (decrease) in net assets	16,107,797	(3,604,467)

Net Assets
Beginning of period	33,449,738	37,054,205
End of period (including accumulated net investment loss of $142,165 and accumulated net investment loss of $0, respectively)	$ 49,557,535	$ 33,449,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.74	$ 10.18	$ 17.78	$ 19.04	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.13)	(.15)	(.16)	(.13)
Net realized and unrealized gain (loss)	3.11	(1.31)	(6.13)	(.76)	9.17
Total from investment operations	3.04	(1.44)	(6.28)	(.92)	9.04
Distributions from net investment income	-	-	(1.32)	(.04)	-
Distributions in excess of net investment income	-	-	-	(.08)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.32)	(.34)	-
Net asset value, end of period	$ 11.78	$ 8.74	$ 10.18	$ 17.78	$ 19.04
Total Return B,C,D	34.78%	(14.15)%	(37.89)%	(5.07)%	90.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.20%	2.13%	1.88%	1.44%	2.43% A
Expenses net of voluntary waivers, if any	1.75%	1.94%	1.88%	1.44%	2.02% A
Expenses net of all reductions	1.75%	1.94%	1.84%	1.42%	2.01% A
Net investment income (loss)	(.76)%	(1.27)%	(1.10)%	(.76)%	(1.04)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,695	$ 3,380	$ 4,204	$ 18,657	$ 7,130
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.69	$ 10.17	$ 17.72	$ 19.01	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.20)	(.21)	(.17)
Net realized and unrealized gain (loss)	3.08	(1.33)	(6.14)	(.75)	9.18
Total from investment operations	2.99	(1.48)	(6.34)	(.96)	9.01
Distributions from net investment income	-	-	(1.21)	(.03)	-
Distributions in excess of net investment income	-	-	-	(.08)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.21)	(.33)	-
Net asset value, end of period	$ 11.68	$ 8.69	$ 10.17	$ 17.72	$ 19.01
Total Return B,C,D	34.41%	(14.55)%	(38.16)%	(5.29)%	90.10%
Ratios to Average Net Assets G
Expenses before expense reductions	2.57%	2.45%	2.25%	1.71%	2.63% A
Expenses net of voluntary waivers, if any	2.00%	2.19%	2.25%	1.71%	2.27% A
Expenses net of all reductions	2.00%	2.18%	2.21%	1.69%	2.26% A
Net investment income (loss)	(1.01)%	(1.52)%	(1.48)%	(1.03)%	(1.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,823	$ 7,731	$ 10,363	$ 29,840	$ 25,682
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 10.07	$ 17.55	$ 18.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.14)	(.20)	(.26)	(.32)	(.23)
Net realized and unrealized gain (loss)	3.03	(1.30)	(6.09)	(.74)	9.15
Total from investment operations	2.89	(1.50)	(6.35)	(1.06)	8.92
Distributions from net investment income	-	-	(1.13)	(.03)	-
Distributions in excess of net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.13)	(.31)	-
Net asset value, end of period	$ 11.46	$ 8.57	$ 10.07	$ 17.55	$ 18.92
Total Return B,C,D	33.72%	(14.90)%	(38.44)%	(5.83)%	89.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.03%	2.90%	2.74%	2.25%	3.18% A
Expenses net of voluntary waivers, if any	2.50%	2.69%	2.74%	2.25%	2.78% A
Expenses net of all reductions	2.50%	2.68%	2.71%	2.23%	2.77% A
Net investment income (loss)	(1.51)%	(2.02)%	(1.97)%	(1.57)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,761	$ 10,229	$ 13,523	$ 31,334	$ 20,667
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.61	$ 10.13	$ 17.58	$ 18.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.14)	(.20)	(.24)	(.31)	(.24)
Net realized and unrealized gain (loss)	3.05	(1.32)	(6.10)	(.73)	9.17
Total from investment operations	2.91	(1.52)	(6.34)	(1.04)	8.93
Distributions from net investment income	-	-	(1.11)	(.03)	-
Distributions in excess of net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.11)	(.31)	-
Net asset value, end of period	$ 11.52	$ 8.61	$ 10.13	$ 17.58	$ 18.93
Total Return B,C,D	33.80%	(15.00)%	(38.27)%	(5.72)%	89.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.82%	2.72%	2.59%	2.16%	3.11% A
Expenses net of voluntary waivers, if any	2.50%	2.67%	2.59%	2.16%	2.78% A
Expenses net of all reductions	2.49%	2.67%	2.55%	2.15%	2.76% A
Net investment income (loss)	(1.51)%	(2.00)%	(1.81)%	(1.49)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,374	$ 6,497	$ 8,170	$ 25,481	$ 22,213
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.82	$ 10.25	$ 17.88	$ 19.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	(.08)	(.10)	(.09)	(.10)
Net realized and unrealized gain (loss)	3.14	(1.35)	(6.16)	(.77)	9.19
Total from investment operations	3.09	(1.43)	(6.26)	(.86)	9.09
Distributions from net investment income	-	-	(1.37)	(.04)	-
Distributions in excess of net investment income	-	-	-	(.09)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.37)	(.35)	-
Net asset value, end of period	$ 11.91	$ 8.82	$ 10.25	$ 17.88	$ 19.09
Total Return B,C	35.03%	(13.95)%	(37.64)%	(4.75)%	90.90%
Ratios to Average Net Assets F
Expenses before expense reductions	1.67%	1.52%	1.48%	1.13%	2.15% A
Expenses net of voluntary waivers, if any	1.50%	1.51%	1.48%	1.13%	1.77% A
Expenses net of all reductions	1.49%	1.51%	1.44%	1.11%	1.76% A
Net investment income (loss)	(.51)%	(.84)%	(.70)%	(.45)%	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,905	$ 5,612	$ 795	$ 2,746	$ 2,986
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differ

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

ences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,903,494	|
Unrealized depreciation	(2,401,441)
Net unrealized appreciation (depreciation)	4,502,053
Capital loss carryforward	(29,847,355)

Cost for federal income tax purposes	$ 46,242,366

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 12,142	$ -	$ -
Class T	.25%	.25%	38,942	-	-
Class B	.75%	.25%	105,492	79,217	-
Class C	.75%	.25%	64,202	12,914	-
			$ 220,778	$ 92,131	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,186
Class T	5,665
Class B*	45,500
Class C*	4,513
$ 73,864

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 25,167.51
Class T	50,078.64
Class B	62,791.59
Class C	25,087.39
Institutional Class	8,387.23
	$ 171,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $22,648 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.75%	$ 22,145
Class T	2.00%	45,285
Class B	2.50%	56,190
Class C	2.50%	21,001
Institutional Class	1.50%	6,334
		$ 150,955

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Annual Report

7. Expense Reductions - continued

	Distribution expense reduction	Custody expense reduction
Fund Level	$ -	$ 78

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 14% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	1,380,900	826,406	$ 13,339,242	$ 8,388,540
Shares redeemed	(1,029,447)	(852,350)	(9,797,319)	(8,637,459)
Net increase (decrease)	351,453	(25,944)	$ 3,541,923	$ (248,919)
Class T
Shares sold	660,357	449,295	$ 6,206,945	$ 4,577,112
Shares redeemed	(537,620)	(578,673)	(4,681,650)	(5,722,371)
Net increase (decrease)	122,737	(129,378)	$ 1,525,295	$ (1,145,259)
Class B
Shares sold	545,851	348,625	$ 5,257,273	$ 3,492,332
Shares redeemed	(451,855)	(496,772)	(4,150,331)	(4,768,111)
Net increase (decrease)	93,996	(148,147)	$ 1,106,942	$ (1,275,779)
Class C
Shares sold	575,376	584,055	$ 5,681,137	$ 5,899,035
Shares redeemed	(429,211)	(636,330)	(3,930,775)	(6,259,305)
Net increase (decrease)	146,165	(52,275)	$ 1,750,362	$ (360,270)
Institutional Class
Shares sold	1,332,309	2,143,103	$ 12,611,093	$ 22,491,520
Shares redeemed	(1,641,005)	(1,584,195)	(14,882,827)	(16,856,752)
Net increase (decrease)	(308,696)	558,908	$ (2,271,734)	$ 5,634,768

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Japan (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and
Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a
Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently
Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Japan. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Japan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Japan. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Japan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Japan. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Japan. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Japan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AJAF-UANN-1203
1.784756.100

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fund A
Institutional Class	35.03%	5.82%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Tokyo Stock Exchange Stock Price (TOPIX) Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Advisor Japan Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, the fund's Institutional Class shares returned 35.03%, slightly trailing the TOPIX but beating the 33.74% return of the LipperSM Japanese Funds Average. Stock selection in the banking industry helped performance, as did an overweighting in the semiconductors and semiconductor equipment group. The fund was hurt by unfavorable stock selection in software and services, and a substantial underweighting in the surging capital goods group. Several of the top-10 contributors on both an absolute basis and compared with the index were banks - including UFJ Holdings and Mizuho Financial Group. Meanwhile, semiconductor capital equipment maker Tokyo Electron was helped by generally improving trends in the semiconductor market, and in particular by strong trends in the LCD - liquid crystal display - segment. Conversely, pharmaceutical stock Takeda Chemical hurt performance, as investors looked for more dynamic growth elsewhere in a strong market environment. The same can be said for transportation provider East Japan Railway and office equipment maker Ricoh.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp.	4.4	5.1
Nissan Motor Co. Ltd.	2.5	3.1
Canon, Inc.	2.5	4.0
NTT DoCoMo, Inc.	2.2	4.1
Sumitomo Mitsui Financial Group, Inc.	2.2	0.9
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	2.0	1.1
Takeda Chemical Industries Ltd.	2.0	4.7
Konica Minolta Holdings, Inc.	1.9	1.8
SFCG Co. Ltd.	1.7	0.0
Mitsubishi Securities Co. Ltd.	1.7	0.0
	23.1
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.7	25.0
Information Technology	21.4	23.1
Financials	19.4	12.4
Industrials	9.6	7.4
Materials	7.4	3.1
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 97.3%	Stocks 98.4%
Short-Term Investments and Net Other Assets 2.7%	Short-Term Investments and Net Other Assets 1.6%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 25.7%
Auto Components - 2.2%
Bridgestone Corp.	23,000	$ 301,255
FCC Co. Ltd.	4,500	146,944
NOK Corp.	10,000	393,851
Toyoda Gosei Co. Ltd.	8,000	236,493
		1,078,543
Automobiles - 7.3%
Honda Motor Co. Ltd.	5,300	212,530
Nissan Motor Co. Ltd.	108,400	1,225,462
Toyota Motor Corp.	74,600	2,164,144
		3,602,136
Hotels, Restaurants & Leisure - 1.7%
H.I.S. Co. Ltd.	16,500	345,188
Skylark Co. Ltd.	29,400	484,295
		829,483
Household Durables - 6.1%
D&M Holdings, Inc. (a)	124,000	496,271
Daito Trust Construction Co.	24,000	742,223
Matsushita Electric Industrial Co. Ltd.	52,000	682,240
Sanyo Electric Co. Ltd.	105,000	481,353
Sony Corp.	18,100	637,120
		3,039,207
Internet & Catalog Retail - 1.3%
Nissen Co. Ltd.	14,500	271,034
Senshukai Co. Ltd.	33,000	404,321
		675,355
Leisure Equipment & Products - 1.3%
Fuji Photo Film Co. Ltd.	14,000	412,589
Nidec Copal Corp.	15,500	259,414
		672,003
Media - 0.9%
Fuji Television Network, Inc.	62	329,907
SKY Perfect Communications, Inc. (a)	100	121,885
		451,792
Multiline Retail - 1.6%
Don Quijote Co. Ltd.	11,300	607,450
Hankyu Department Stores, Inc.	23,000	168,410
		775,860
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.3%
Fast Retailing Co. Ltd.	6,500	$ 394,943
Nishimatsuya Chain Co. Ltd.	15,200	456,249
Pal Co. Ltd.	7,400	333,182
USS Co. Ltd.	6,140	436,178
		1,620,552
TOTAL CONSUMER DISCRETIONARY		12,744,931
CONSUMER STAPLES - 3.7%
Food & Staples Retailing - 2.5%
FamilyMart Co. Ltd.	24,800	539,130
Ito Yokado Ltd.	15,000	551,210
York-Benimaru Co. Ltd.	5,300	127,752
		1,218,092
Household Products - 0.6%
Uni-Charm Corp.	6,500	303,302
Tobacco - 0.6%
Japan Tobacco, Inc.	48	320,466
TOTAL CONSUMER STAPLES		1,841,860
FINANCIALS - 18.0%
Capital Markets - 3.9%
JAFCO Co. Ltd.	3,300	282,154
Mitsubishi Securities Co. Ltd.	74,000	841,368
Nomura Holdings, Inc.	47,000	807,131
		1,930,653
Commercial Banks - 8.8%
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	136	998,240
Mitsui Trust Holdings, Inc.	148,000	787,520
Mizuho Financial Group, Inc. (a)	324	792,760
Sumitomo Mitsui Financial Group, Inc.	219	1,101,574
UFJ Holdings, Inc. (a)	163	696,835
		4,376,929
Consumer Finance - 3.3%
Aeon Credit Service Ltd.	9,700	449,090
ORIX Corp.	4,100	344,961
SFCG Co. Ltd.	5,940	865,552
		1,659,603
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - 0.2%
Ricoh Leasing Co. Ltd.	4,400	$ 82,045
Insurance - 1.3%
Millea Holdings, Inc.	52	619,611
Real Estate - 0.5%
Mitsubishi Estate Co. Ltd.	26,000	249,263
TOTAL FINANCIALS		8,918,104
HEALTH CARE - 4.4%
Health Care Equipment & Supplies - 0.2%
Japan Medical Dynamic Marketing, Inc.	6,500	91,641
Pharmaceuticals - 4.2%
Fujisawa Pharmaceutical Co. Ltd.	11,000	227,124
Kyorin Pharmaceutical Co. Ltd.	30,000	451,610
Takeda Chemical Industries Ltd.	27,700	980,107
Yamanouchi Pharmaceutical Co. Ltd.	17,900	449,372
		2,108,213
TOTAL HEALTH CARE		2,199,854
INDUSTRIALS - 9.6%
Air Freight & Logistics - 0.4%
Yamato Transport Co. Ltd.	16,000	212,625
Commercial Services & Supplies - 3.3%
Benesse Corp.	6,000	147,353
Meitec Corp.	9,400	336,020
Sumisho Lease Co. Ltd.	26,200	805,494
Toppan Printing Co. Ltd.	36,000	330,071
		1,618,938
Electrical Equipment - 1.5%
Fujikura Ltd.	29,000	174,359
Furukawa Electric Co. Ltd.	72,000	272,440
Sumitomo Electric Industries Ltd.	34,000	292,250
		739,049
Machinery - 1.2%
SMC Corp.	2,400	288,812
THK Co. Ltd.	15,300	310,342
		599,154
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 1.4%
East Japan Railway Co.	152	$ 688,521
Trading Companies & Distributors - 1.8%
Mitsui & Co. Ltd.	49,000	356,558
Sumitomo Corp.	74,000	513,571
		870,129
TOTAL INDUSTRIALS		4,728,416
INFORMATION TECHNOLOGY - 21.4%
Computers & Peripherals - 0.9%
Toshiba Corp.	116,000	465,308
Electronic Equipment & Instruments - 8.6%
Citizen Electronics Co. Ltd.	2,300	215,481
Enplas Corp.	2,900	96,280
Hoya Corp.	6,400	579,225
Iriso Electronics Co. Ltd.	14,000	178,279
Japan Radio Co. Ltd. (a)	50,000	241,950
Keyence Corp.	1,400	307,913
Kyocera Corp.	6,400	385,374
Murata Manufacturing Co. Ltd.	5,700	324,040
Nichicon Corp.	21,800	253,415
Nidec Corp.	4,000	387,484
Nippon Electric Glass Co. Ltd.	26,000	477,715
Sankyo Seiki Manufacturing Co. Ltd. (a)	41,000	315,872
TDK Corp.	7,200	471,530
		4,234,558
IT Services - 1.1%
Hitachi Information Systems Co. Ltd.	4,400	126,869
Nomura Research Institute Ltd.	2,400	241,222
NS Solutions Corp.	2,600	167,910
		536,001
Office Electronics - 5.4%
Canon, Inc.	25,000	1,223,750
Konica Minolta Holdings, Inc.	73,500	966,050
Ricoh Co. Ltd.	26,000	493,087
		2,682,887
Semiconductors & Semiconductor Equipment - 4.9%
Nikon Corp. (a)	21,000	318,801
Rohm Co. Ltd.	4,200	566,163
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Sanken Electric Co. Ltd.	28,000	$ 310,460
Shinko Electric Industries Co.Ltd.	5,000	122,794
Tokyo Electron Ltd.	7,300	523,231
UMC Japan (a)	420	573,040
		2,414,489
Software - 0.5%
Nintendo Co. Ltd.	2,200	169,893
Works Applications Co. Ltd. (a)	18	87,430
		257,323
TOTAL INFORMATION TECHNOLOGY		10,590,566
MATERIALS - 7.4%
Chemicals - 5.2%
Daicel Chemical Industries Ltd.	93,000	394,197
Hitachi Chemical Co. Ltd.	26,500	428,088
JSR Corp.	25,000	529,834
Kaneka Corp.	28,000	218,264
Mitsubishi Rayon Co. Ltd.	79,000	293,178
Shin-Etsu Chemical Co. Ltd.	13,700	509,669
Ube Industries Ltd.	85,000	182,463
		2,555,693
Metals & Mining - 2.2%
Dowa Mining Co. Ltd.	34,000	183,700
Pacific Metals Co. Ltd. (a)	82,000	390,831
Sumitomo Metal Mining Co. Ltd.	78,000	534,946
		1,109,477
TOTAL MATERIALS		3,665,170
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 0.9%
Nippon Telegraph & Telephone Corp.	99	445,104
Wireless Telecommunication Services - 3.8%
KDDI Corp.	144	781,954
NTT DoCoMo, Inc.	515	1,114,881
		1,896,835
TOTAL TELECOMMUNICATION SERVICES		2,341,939
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 1.0%
Electric Utilities - 1.0%
Tokyo Electric Power Co.	23,700	$ 505,517
TOTAL COMMON STOCKS (Cost $42,503,863)		47,536,357
Convertible Preferred Stocks - 1.4%

FINANCIALS - 1.4%
Diversified Financial Services - 1.4%
SMFG Finance (Cayman) Ltd. Mandatorily Exchangeable Preferred Stock Units 2.25% (c)	15	708,625
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $411,678)		708,625
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 1.07% (b) (Cost $2,499,437)	2,499,437	2,499,437
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $45,414,978)		50,744,419
NET OTHER ASSETS - (2.4)%		(1,186,884)
NET ASSETS - 100%		$ 49,557,535
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $708,625 or 1.4% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $37,875,231 and $32,168,744, respectively.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $29,847,000 of which $2,859,000, $17,004,000 and $9,984,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $686,879) (cost $45,414,978) - See accompanying schedule		$ 50,744,419
Foreign currency held at value (cost $ 4,945)		5,076
Receivable for fund shares sold		211,313
Dividends receivable		125,023
Interest receivable		2,889
Prepaid expenses		177
Receivable from investment adviser for expense reductions		4,084
Other receivables		2,459
Total assets		51,095,440

Liabilities
Payable for investments purchased	$ 644,699
Payable for fund shares redeemed	48,082
Accrued management fee	30,372
Distribution fees payable	27,693
Other payables and accrued expenses	50,374
Collateral on securities loaned, at value	736,685
Total liabilities		1,537,905

Net Assets		$ 49,557,535
Net Assets consist of:
Paid in capital		$ 74,902,838
Accumulated net investment loss		(142,165)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,533,373)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,330,235
Net Assets		$ 49,557,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,695,239 ÷ 738,316 shares)	$ 11.78

Maximum offering price per share (100/94.25 of $11.78)	$ 12.50
Class T: Net Asset Value and redemption price per share ($11,822,557 ÷ 1,012,049 shares)	$ 11.68

Maximum offering price per share (100/96.50 of $11.68)	$ 12.10
Class B: Net Asset Value and offering price per share ($14,760,828 ÷ 1,288,163 shares) A	$ 11.46

Class C: Net Asset Value and offering price per share ($10,373,737 ÷ 900,573 shares) A	$ 11.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,905,174 ÷ 327,838 shares)	$ 11.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 313,761
Interest		12,421
Security lending		35,777
		361,959
Less foreign taxes withheld		(31,577)
Total income		330,382

Expenses
Management fee	$ 243,453
Transfer agent fees	171,510
Distribution fees	220,778
Accounting fees and expenses	66,331
Non-interested trustees' compensation	132
Custodian fees and expenses	56,114
Registration fees	55,857
Audit	54,186
Legal	1,334
Miscellaneous	2,865
Total expenses before reductions	872,560
Expense reductions	(151,033)	721,527
Net investment income (loss)		(391,145)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,565,742
Foreign currency transactions	(676)
Total net realized gain (loss)		1,565,066
Change in net unrealized appreciation (depreciation) on: Investment securities	9,272,997
Assets and liabilities in foreign currencies	8,091
Total change in net unrealized appreciation (depreciation)		9,281,088
Net gain (loss)		10,846,154
Net increase (decrease) in net assets resulting from operations		$ 10,455,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (391,145)	$ (653,050)
Net realized gain (loss)	1,565,066	(9,499,258)
Change in net unrealized appreciation (depreciation)	9,281,088	3,943,300
Net increase (decrease) in net assets resulting from operations	10,455,009	(6,209,008)
Share transactions - net increase (decrease)	5,652,788	2,604,541
Total increase (decrease) in net assets	16,107,797	(3,604,467)

Net Assets
Beginning of period	33,449,738	37,054,205
End of period (including accumulated net investment loss of $142,165 and accumulated net investment loss of $0, respectively)	$ 49,557,535	$ 33,449,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.74	$ 10.18	$ 17.78	$ 19.04	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)	(.13)	(.15)	(.16)	(.13)
Net realized and unrealized gain (loss)	3.11	(1.31)	(6.13)	(.76)	9.17
Total from investment operations	3.04	(1.44)	(6.28)	(.92)	9.04
Distributions from net investment income	-	-	(1.32)	(.04)	-
Distributions in excess of net investment income	-	-	-	(.08)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.32)	(.34)	-
Net asset value, end of period	$ 11.78	$ 8.74	$ 10.18	$ 17.78	$ 19.04
Total Return B,C,D	34.78%	(14.15)%	(37.89)%	(5.07)%	90.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.20%	2.13%	1.88%	1.44%	2.43% A
Expenses net of voluntary waivers, if any	1.75%	1.94%	1.88%	1.44%	2.02% A
Expenses net of all reductions	1.75%	1.94%	1.84%	1.42%	2.01% A
Net investment income (loss)	(.76)%	(1.27)%	(1.10)%	(.76)%	(1.04)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,695	$ 3,380	$ 4,204	$ 18,657	$ 7,130
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.69	$ 10.17	$ 17.72	$ 19.01	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.20)	(.21)	(.17)
Net realized and unrealized gain (loss)	3.08	(1.33)	(6.14)	(.75)	9.18
Total from investment operations	2.99	(1.48)	(6.34)	(.96)	9.01
Distributions from net investment income	-	-	(1.21)	(.03)	-
Distributions in excess of net investment income	-	-	-	(.08)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.21)	(.33)	-
Net asset value, end of period	$ 11.68	$ 8.69	$ 10.17	$ 17.72	$ 19.01
Total Return B,C,D	34.41%	(14.55)%	(38.16)%	(5.29)%	90.10%
Ratios to Average Net Assets G
Expenses before expense reductions	2.57%	2.45%	2.25%	1.71%	2.63% A
Expenses net of voluntary waivers, if any	2.00%	2.19%	2.25%	1.71%	2.27% A
Expenses net of all reductions	2.00%	2.18%	2.21%	1.69%	2.26% A
Net investment income (loss)	(1.01)%	(1.52)%	(1.48)%	(1.03)%	(1.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,823	$ 7,731	$ 10,363	$ 29,840	$ 25,682
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 10.07	$ 17.55	$ 18.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.14)	(.20)	(.26)	(.32)	(.23)
Net realized and unrealized gain (loss)	3.03	(1.30)	(6.09)	(.74)	9.15
Total from investment operations	2.89	(1.50)	(6.35)	(1.06)	8.92
Distributions from net investment income	-	-	(1.13)	(.03)	-
Distributions in excess of net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.13)	(.31)	-
Net asset value, end of period	$ 11.46	$ 8.57	$ 10.07	$ 17.55	$ 18.92
Total Return B,C,D	33.72%	(14.90)%	(38.44)%	(5.83)%	89.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.03%	2.90%	2.74%	2.25%	3.18% A
Expenses net of voluntary waivers, if any	2.50%	2.69%	2.74%	2.25%	2.78% A
Expenses net of all reductions	2.50%	2.68%	2.71%	2.23%	2.77% A
Net investment income (loss)	(1.51)%	(2.02)%	(1.97)%	(1.57)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,761	$ 10,229	$ 13,523	$ 31,334	$ 20,667
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.61	$ 10.13	$ 17.58	$ 18.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.14)	(.20)	(.24)	(.31)	(.24)
Net realized and unrealized gain (loss)	3.05	(1.32)	(6.10)	(.73)	9.17
Total from investment operations	2.91	(1.52)	(6.34)	(1.04)	8.93
Distributions from net investment income	-	-	(1.11)	(.03)	-
Distributions in excess of net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.11)	(.31)	-
Net asset value, end of period	$ 11.52	$ 8.61	$ 10.13	$ 17.58	$ 18.93
Total Return B,C,D	33.80%	(15.00)%	(38.27)%	(5.72)%	89.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.82%	2.72%	2.59%	2.16%	3.11% A
Expenses net of voluntary waivers, if any	2.50%	2.67%	2.59%	2.16%	2.78% A
Expenses net of all reductions	2.49%	2.67%	2.55%	2.15%	2.76% A
Net investment income (loss)	(1.51)%	(2.00)%	(1.81)%	(1.49)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,374	$ 6,497	$ 8,170	$ 25,481	$ 22,213
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.82	$ 10.25	$ 17.88	$ 19.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	(.08)	(.10)	(.09)	(.10)
Net realized and unrealized gain (loss)	3.14	(1.35)	(6.16)	(.77)	9.19
Total from investment operations	3.09	(1.43)	(6.26)	(.86)	9.09
Distributions from net investment income	-	-	(1.37)	(.04)	-
Distributions in excess of net investment income	-	-	-	(.09)	-
Distributions from net realized gain	-	-	-	(.22)	-
Total distributions	-	-	(1.37)	(.35)	-
Net asset value, end of period	$ 11.91	$ 8.82	$ 10.25	$ 17.88	$ 19.09
Total Return B,C	35.03%	(13.95)%	(37.64)%	(4.75)%	90.90%
Ratios to Average Net Assets F
Expenses before expense reductions	1.67%	1.52%	1.48%	1.13%	2.15% A
Expenses net of voluntary waivers, if any	1.50%	1.51%	1.48%	1.13%	1.77% A
Expenses net of all reductions	1.49%	1.51%	1.44%	1.11%	1.76% A
Net investment income (loss)	(.51)%	(.84)%	(.70)%	(.45)%	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,905	$ 5,612	$ 795	$ 2,746	$ 2,986
Portfolio turnover rate	99%	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differ

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

ences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,903,494	|
Unrealized depreciation	(2,401,441)
Net unrealized appreciation (depreciation)	4,502,053
Capital loss carryforward	(29,847,355)

Cost for federal income tax purposes	$ 46,242,366

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 12,142	$ -	$ -
Class T	.25%	.25%	38,942	-	-
Class B	.75%	.25%	105,492	79,217	-
Class C	.75%	.25%	64,202	12,914	-
			$ 220,778	$ 92,131	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,186
Class T	5,665
Class B*	45,500
Class C*	4,513
$ 73,864

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 25,167.51
Class T	50,078.64
Class B	62,791.59
Class C	25,087.39
Institutional Class	8,387.23
	$ 171,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $22,648 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.75%	$ 22,145
Class T	2.00%	45,285
Class B	2.50%	56,190
Class C	2.50%	21,001
Institutional Class	1.50%	6,334
		$ 150,955

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Annual Report

7. Expense Reductions - continued

	Distribution expense reduction	Custody expense reduction
Fund Level	$ -	$ 78

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 14% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	1,380,900	826,406	$ 13,339,242	$ 8,388,540
Shares redeemed	(1,029,447)	(852,350)	(9,797,319)	(8,637,459)
Net increase (decrease)	351,453	(25,944)	$ 3,541,923	$ (248,919)
Class T
Shares sold	660,357	449,295	$ 6,206,945	$ 4,577,112
Shares redeemed	(537,620)	(578,673)	(4,681,650)	(5,722,371)
Net increase (decrease)	122,737	(129,378)	$ 1,525,295	$ (1,145,259)
Class B
Shares sold	545,851	348,625	$ 5,257,273	$ 3,492,332
Shares redeemed	(451,855)	(496,772)	(4,150,331)	(4,768,111)
Net increase (decrease)	93,996	(148,147)	$ 1,106,942	$ (1,275,779)
Class C
Shares sold	575,376	584,055	$ 5,681,137	$ 5,899,035
Shares redeemed	(429,211)	(636,330)	(3,930,775)	(6,259,305)
Net increase (decrease)	146,165	(52,275)	$ 1,750,362	$ (360,270)
Institutional Class
Shares sold	1,332,309	2,143,103	$ 12,611,093	$ 22,491,520
Shares redeemed	(1,641,005)	(1,584,195)	(14,882,827)	(16,856,752)
Net increase (decrease)	(308,696)	558,908	$ (2,271,734)	$ 5,634,768

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Japan (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and
Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a
Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently
Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Japan. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Japan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Japan. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Japan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Japan. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Japan. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Japan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AJAFI-UANN-1203
1.784757.100

Fidelity® Advisor

Korea
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge) B	15.29%	17.85%	-2.65%
Class T (incl. 3.50% sales charge) C	17.65%	18.17%	-2.51%
Class B (incl. contingent deferred sales charge) D	16.40%	18.42%	-2.30%
Class C (incl. contingent deferred sales charge) E	20.37%	18.64%	-2.29%

A From October 31, 1994.

B Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses had been reflected in the Closed-End Fund's performance, Class A's returns prior to July 3, 2000 may have been lower.

C Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares' total expenses had been reflected in the Closed-End Fund's performance, Class T's returns prior to July 3, 2000 may have been lower.

Annual Report

D Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class B shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to July 3, 2000 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class C shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to July 3, 2000 may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class T on October 31, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Korea Composite Stock Price Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Agus Tandiono, Portfolio Manager of Fidelity® Advisor Korea Fund

Mirroring the U.S. rally, South Korea's Korea Composite Stock Price Index (KOSPI) rebounded sharply during the 12-month period ending October 31, 2003, returning 22.28%. The first half of the period was volatile, with weak domestic spending, concerns about North Korea's nuclear program, the Iraqi war and the discovery of accounting fraud at SK Global all weighing on share prices and driving the KOSPI down to a low of approximately 515 in March. By comparison, the second half of the period was relatively placid. A swift end to the regime of Saddam Hussein appeared to curb North Korea's belligerence, while worries about the accounting scandal faded. At the same time, South Korea's new president lowered interest rates and boosted the supplementary budget to stimulate the economy, while exports improved due to strengthening economies abroad, especially China. As a result, South Korean stocks began a sustained rally in mid-March that carried the index near the 800 level by the end of the period.

For the 12 months ending October 31, 2003, the fund's Class A, Class T, Class B and Class C shares performed about in line with the KOSPI, returning 22.32%, 21.91%, 21.40% and 21.37%, respectively. Meanwhile, the LipperSM Pacific Region ex Japan Funds Average posted a 37.16% return. Investor concerns about North Korea and SK Global primarily affected South Korean stocks, resulting in the fund's underperformance versus the Lipper average. Responding to improving conditions in the first half of the period, I gave the fund an overweighting in technology and increased its exposure to the banking industry. The fund's top contributor in absolute terms was Samsung Electronics, as rising prices for DRAM computer memory aided the stock. Also contributing to performance was Shinhan Financial Group, which became the country's second-largest bank as a result of acquiring Chohung Bank. SK Telecom was the fund's largest detractor, with most of the damage occurring in the first half of the period. The fund also was hurt by its position in Samsung Electro-Mechanics, which manufactures resistors. The stock fell in part because a price war with Japanese competitors dented profits.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	23.9	21.4
Kookmin Bank	8.6	8.2
SK Telecom Co. Ltd.	8.3	4.3
Shinhan Financial Group Co. Ltd.	5.6	4.5
Hyundai Motor Co. Ltd.	4.4	4.2
KH Vatec Co. Ltd.	3.1	2.0
POSCO	3.0	3.5
Korea Electric Power Corp.	2.5	3.4
Hana Bank	2.3	0.5
Hyundai Mobis	2.3	0.0
	64.0
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.7	30.4
Financials	21.3	22.3
Consumer Discretionary	14.7	17.6
Telecommunication Services	9.9	10.6
Materials	7.4	5.1
Consumer Staples	4.6	5.5
Industrials	3.6	1.5
Utilities	2.5	3.4
Energy	0.0	1.3
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 98.7%	Stocks 97.7%
Short-Term Investments and Net Other Assets 1.3%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Auto Components - 2.3%
Hyundai Mobis	9,000	$ 347,528
Automobiles - 4.4%
Hyundai Motor Co. Ltd.	20,000	666,666
Hotels, Restaurants & Leisure - 1.2%
Kangwon Land, Inc.	1,500	189,480
Internet & Catalog Retail - 1.9%
CJ Home Shopping	4,000	152,091
LG Home Shopping, Inc.	2,800	136,510
		288,601
Media - 2.5%
Cheil Communications, Inc.	1,800	220,532
Plenus Entertainment, Inc.	8,000	161,555
		382,087
Multiline Retail - 2.0%
Shinsegae Co. Ltd.	1,500	301,014
Textiles Apparel & Luxury Goods - 0.4%
Handsome Co. Ltd.	10,000	69,624
TOTAL CONSUMER DISCRETIONARY		2,245,000
CONSUMER STAPLES - 4.6%
Beverages - 1.3%
Lotte Chilsung Beverage Co. Ltd.	380	192,649
Food & Staples Retailing - 1.8%
Pulmuone Co. Ltd.	6,000	272,750
Food Products - 1.5%
Nong Shim Co. Ltd.	1,596	233,298
TOTAL CONSUMER STAPLES		698,697
FINANCIALS - 21.3%
Capital Markets - 1.2%
Good Morning Shinhan Securities Co. (a)	20,000	82,805
LG Investment & Securities Co. Ltd.	12,000	105,957
		188,762
Commercial Banks - 17.0%
Hana Bank	20,000	348,120
Kookmin Bank	36,000	1,314,068
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Korea Exchange Bank (a)	20,000	$ 82,383
Shinhan Financial Group Co. Ltd.	60,000	861,850
		2,606,421
Consumer Finance - 0.7%
LG Card Co. Ltd.	10,000	101,817
Diversified Financial Services - 0.5%
Korea Exchange Bank Cred Service Co. Ltd. (a)	15,000	84,791
Insurance - 1.9%
Samsung Fire & Marine Insurance Co. Ltd.	5,000	285,593
TOTAL FINANCIALS		3,267,384
INDUSTRIALS - 3.6%
Airlines - 1.9%
Korean Air Co. Ltd.	22,000	293,705
Industrial Conglomerates - 1.7%
LG Chemical Investment Ltd.	30,000	252,218
TOTAL INDUSTRIALS		545,923
INFORMATION TECHNOLOGY - 34.7%
Electronic Equipment & Instruments - 8.8%
Dae Duck Electronics Co. Ltd.	30,000	276,299
Hankuk Electric Glass Co. Ltd.	3,500	214,406
KH Vatec Co. Ltd.	10,160	484,177
Samsung Electro-Mechanics Co. Ltd.	8,000	271,060
Samsung SDI Co. Ltd.	1,000	103,084
		1,349,026
Semiconductors & Semiconductor Equipment - 23.9%
Samsung Electronics Co. Ltd.	9,200	3,653,569
Software - 2.0%
NCsoft Corp. (a)	5,700	303,422
TOTAL INFORMATION TECHNOLOGY		5,306,017
MATERIALS - 7.4%
Chemicals - 3.8%
Hanwha Chemical Corp. (a)	20,000	138,910
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Honam Petrochemical Corp.	8,000	$ 320,405
LG Chemical Ltd.	3,000	120,406
		579,721
Construction Materials - 0.6%
Hanil Cement Co. Ltd.	2,000	91,593
Metals & Mining - 3.0%
POSCO	4,000	463,680
TOTAL MATERIALS		1,134,994
TELECOMMUNICATION SERVICES - 9.9%
Diversified Telecommunication Services - 1.6%
KT Corp.	6,000	238,783
Wireless Telecommunication Services - 8.3%
SK Telecom Co. Ltd.	7,200	1,271,482
TOTAL TELECOMMUNICATION SERVICES		1,510,265
UTILITIES - 2.5%
Electric Utilities - 2.5%
Korea Electric Power Corp.	20,000	386,143
TOTAL COMMON STOCKS (Cost $9,549,688)		15,094,423
Nonconvertible Bonds - 0.0%
		Principal Amount
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Shinhan Bank 0% 12/2/48	KRW	64,930,000	104
TOTAL NONCONVERTIBLE BONDS (Cost $5,382)			104
Money Market Funds - 3.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $496,078)	496,078	$ 496,078
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $10,051,148)		15,590,605
NET OTHER ASSETS - (1.9)%		(296,857)
NET ASSETS - 100%		$ 15,293,748
Currency Abbreviations
KRW	-	Korean won
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $18,494,494 and $24,366,662, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $13,718,000 of which $89,000, $12,115,000 and $1,514,000 will expire on October 31, 2005, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $10,051,148) - See accompanying schedule		$ 15,590,605
Receivable for investments sold		118,155
Receivable for fund shares sold		85,197
Dividends receivable		7,937
Interest receivable		189
Prepaid expenses		77
Receivable from investment adviser for expense reductions		8,533
Total assets		15,810,693

Liabilities
Payable for investments purchased	$ 364,985
Payable for fund shares redeemed	66,394
Accrued management fee	10,474
Distribution fees payable	4,402
Other payables and accrued expenses	70,690
Total liabilities		516,945

Net Assets		$ 15,293,748
Net Assets consist of:
Paid in capital		$ 23,521,362
Undistributed net investment income		2,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,761,921)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,532,192
Net Assets		$ 15,293,748

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,187,098 ÷ 1,101,069 shares)	$ 11.07

Maximum offering price per share (100/94.25 of $11.07)	$ 11.75
Class T: Net Asset Value and redemption price per share ($1,222,933 ÷ 111,554 shares)	$ 10.96

Maximum offering price per share (100/96.50 of $10.96)	$ 11.36
Class B: Net Asset Value and offering price per share ($1,175,098 ÷ 109,032 shares) A	$ 10.78

Class C: Net Asset Value and offering price per share ($531,304 ÷ 49,250 shares) A	$ 10.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($177,315 ÷ 15,883 shares)	$ 11.16

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 371,744
Interest		4,536
		376,280
Less foreign taxes withheld		(61,351)
Total income		314,929

Expenses
Management fee	$ 123,517
Transfer agent fees	68,470
Distribution fees	51,500
Accounting fees and expenses	61,565
Non-interested trustees' compensation	62
Custodian fees and expenses	34,204
Registration fees	48,991
Audit	66,904
Legal	875
Miscellaneous	147
Total expenses before reductions	456,235
Expense reductions	(145,184)	311,051
Net investment income (loss)		3,878
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,611,178
Foreign currency transactions	(93,543)
Total net realized gain (loss)		3,517,635
Change in net unrealized appreciation (depreciation) on: Investment securities	(747,728)
Assets and liabilities in foreign currencies	(8,204)
Total change in net unrealized appreciation (depreciation)		(755,932)
Net gain (loss)		2,761,703
Net increase (decrease) in net assets resulting from operations		$ 2,765,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,878	$ (248,639)
Net realized gain (loss)	3,517,635	4,062,190
Change in net unrealized appreciation (depreciation)	(755,932)	577,380
Net increase (decrease) in net assets resulting from operations	2,765,581	4,390,931
Share transactions - net increase (decrease)	(6,380,457)	1,965,578
Total increase (decrease) in net assets	(3,614,876)	6,356,509

Net Assets
Beginning of period	18,908,624	12,552,115
End of period (including undistributed net investment income of $2,115 and undistributed net investment income of $1,030, respectively)	$ 15,293,748	$ 18,908,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000 K	2000 G, J	1999 J
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 6.70	$ 7.38	$ 8.99	$ 10.78	$ 3.67
Income from Investment Operations
Net investment income (loss) E	.01	(.11)	-L	(.01)	(.09)	(.04)
Net realized and unrealized gain (loss)	2.01	2.46	(.69)	(1.62)	(1.97)	7.15
Total from investment operations	2.02	2.35	(.69)	(1.63)	(2.06)	7.11
Redemption fees added to paid in capital E	-	-	.01	.02	.27	-
Net asset value, end of period	$ 11.07	$ 9.05	$ 6.70	$ 7.38	$ 8.99	$ 10.78 I
Total Return B, C, D	22.32%	35.07%	(9.21)%	(17.91)%	(16.60)%	193.73%
Ratios to Average Net Assets F
Expenses before expense reductions	2.85%	2.48%	3.31%	2.31% A	1.97%	1.75%
Expenses net of voluntary waivers, if any	2.00%	2.08%	2.10%	2.10% A	1.91%	1.75%
Expenses net of all reductions	2.00%	2.06%	2.08%	2.10% A	1.89%	1.61% H
Net investment income (loss)	.12%	(1.10)%	(.04)%	(1.71)% A	(.73)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,187	$ 11,946	$ 11,747	$ 19,279	$ 25,017	$ 60,601
Portfolio turnover rate	127%	60%	36%	121% A	39%	58%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Prior to July 3, 2000, the fund operated as a closed-end investment company. Shares of the fund existing at the time of its conversion to an open-ended management company were exchanged for Class A shares. H Includes reimbursement of $.01 per share from the custodian for an adjustment to prior period's fees. I The fund incurred expenses of $.01 per share in connection with its repurchase offer which were offset by redemption fees collected as part of the repurchase offer. J For the year ended September 30. K One month ended October 31. L Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000I	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 6.67	$ 7.37	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.01)	(.14)	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss)	1.98	2.46	(.69)	(1.62)H	(3.87)H
Total from investment operations	1.97	2.32	(.71)	(1.63)	(3.90)
Redemption fees added to paid in capitalE	-	-	.01	.01H	.31H
Net asset value, end of period	$ 10.96	$ 8.99	$ 6.67	$ 7.37	$ 8.99
Total ReturnB,C,D	21.91%	34.78%	(9.50)%	(18.02)%	(28.54)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.74%	3.02%	4.22%	2.50%A	2.55%A
Expenses net of voluntary waivers, if any	2.25%	2.33%	2.35%	2.35%A	2.35%A
Expenses net of all reductions	2.25%	2.31%	2.33%	2.35%A	2.32%A
Net investment income (loss)	(.13)%	(1.35)%	(.29)%	(1.96)%A	(1.16)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,223	$ 2,718	$ 343	$ 473	$ 108
Portfolio turnover rate	127%	60%	36%	121%A	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HPer share amounts have been reclassified to permit comparison with current year presentation. I One month ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000I	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.06)	(.19)	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	1.96	2.45	(.69)	(1.62)H	(3.89)H
Total from investment operations	1.90	2.26	(.74)	(1.64)	(3.93)
Redemption fees added to paid in capitalE	-	-	-J	.02H	.33H
Net asset value, end of period	$ 10.78	$ 8.88	$ 6.62	$ 7.36	$ 8.98
Total ReturnB,C,D	21.40%	34.14%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net AssetsG
Expenses before expense reductions	4.08%	3.48%	4.66%	2.96%A	3.03%A
Expenses net of voluntary waivers, if any	2.75%	2.83%	2.85%	2.85%A	2.85%A
Expenses net of all reductions	2.75%	2.81%	2.83%	2.85%A	2.83%A
Net investment income (loss)	(.63)%	(1.85)%	(.79)%	(2.45)%A	(1.67)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,175	$ 1,313	$ 282	$ 83	$ 80
Portfolio turnover rate	127%	60%	36%	121%A	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HPer share amounts have been reclassified to permit comparison with current year presentation. I One month ended October 31. JAmount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000I	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.06)	(.19)	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	1.96	2.46	(.69)	(1.62)H	(3.89)H
Total from investment operations	1.90	2.27	(.75)	(1.64)	(3.93)
Redemption fees added to paid in capitalE	-	-	.01	.02H	.33H
Net asset value, end of period	$ 10.79	$ 8.89	$ 6.62	$ 7.36	$ 8.98
Total ReturnB,C,D	21.37%	34.29%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.82%	3.35%	4.41%	2.91%A	3.01%A
Expenses net of voluntary waivers, if any	2.75%	2.83%	2.85%	2.85%A	2.85%A
Expenses net of all reductions	2.75%	2.81%	2.83%	2.85%A	2.82%A
Net investment income (loss)	(.63)%	(1.85)%	(.79)%	(2.46)%A	(1.66)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 531	$ 804	$ 127	$ 82	$ 90
Portfolio turnover rate	127%	60%	36%	121%A	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HPer share amounts have been reclassified to permit comparison with current year presentation. I One month ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000H	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 6.72	$ 7.39	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss)D	.04	(.08)	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	2.01	2.47	(.69)	(1.63)G	(3.67)G
Total from investment operations	2.05	2.39	(.68)	(1.64)	(3.68)
Redemption fees added to paid in capitalD	-	-	.01	.04G	.09G
Net asset value, end of period	$ 11.16	$ 9.11	$ 6.72	$ 7.39	$ 8.99
Total ReturnB,C	22.50%	35.57%	(9.07)%	(17.80)%	(28.54)%
Ratios to Average Net AssetsF
Expenses before expense reductions	3.11%	2.22%	3.08%	1.77%A	2.54%A
Expenses net of voluntary waivers, if any	1.75%	1.81%	1.85%	1.77%A	1.85%A
Expenses net of all reductions	1.75%	1.80%	1.83%	1.77%A	1.84%A
Net investment income (loss)	.38%	(.84)%	.21%	(1.38)%A	(.68)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 177	$ 2,127	$ 53	$ 59	$ 71
Portfolio turnover rate	127%	60%	36%	121%A	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GPer share amounts have been reclassified to permit comparison with current year presentation. H One month ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,837,134	|
Unrealized depreciation	(347,049)
Net unrealized appreciation (depreciation)	5,490,085
Capital loss carryforward	(13,717,699)

Cost for federal income tax purposes	$ 10,100,520

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .83% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 27,617	$ 8,896	$ -
Class T	.25%	.25%	6,833	49	-
Class B	.75%	.25%	11,052	8,305	-
Class C	.75%	.25%	5,998	2,894	-
			$ 51,500	$ 20,144	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,163
Class T	919
Class B*	7,246
Class C*	3,322
$ 14,650

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 36,980.33
Class T	13,247.97
Class B	8,955.81
Class C	3,317.55
Institutional Class	5,971.84
	$ 68,470

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,348 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 94,189
Class T	2.25%	20,294
Class B	2.75%	14,627
Class C	2.75%	6,424
Institutional Class	1.75%	9,650
		$ 145,184

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	317,514	503,075	$ 2,906,744	$ 5,160,102
Shares redeemed	(535,903)	(937,603)	(4,813,185)	(9,464,840)
Net increase (decrease)	(218,389)	(434,528)	$ (1,906,441)	$ (4,304,738)
Class T
Shares sold	147,380	552,081	$ 1,320,524	$ 5,487,903
Shares redeemed	(338,262)	(301,065)	(3,064,555)	(3,081,636)
Net increase (decrease)	(190,882)	251,016	$ (1,744,031)	$ 2,406,267
Class B
Shares sold	79,802	214,610	$ 710,423	$ 2,265,960
Shares redeemed	(118,643)	(109,289)	(1,044,873)	(1,066,238)
Net increase (decrease)	(38,841)	105,321	$ (334,450)	$ 1,199,722
Class C
Shares sold	226,057	360,034	$ 1,972,745	$ 3,540,761
Shares redeemed	(267,241)	(288,759)	(2,338,950)	(2,784,028)
Net increase (decrease)	(41,184)	71,275	$ (366,205)	$ 756,733
Institutional Class
Shares sold	614,424	868,246	$ 5,805,729	$ 8,515,527
Shares redeemed	(832,130)	(642,607)	(7,835,059)	(6,607,933)
Net increase (decrease)	(217,706)	225,639	$ (2,029,330)	$ 1,907,594

Annual Report

Independent Auditors Report

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity
Advisor Korea Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Korea (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Korea. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Korea. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Korea. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Korea. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Korea. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Korea. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Korea. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AKOR-UANN-1203
1.784758.100

Fidelity® Advisor

Korea
Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

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Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fund A
Institutional Class B	22.50%	19.45%	-1.92%

A From October 31, 1994.

B Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Institutional Class on October 31, 1994, when the Closed-End Fund started. The chart shows how the value of your investment would have grown, and also shows how the Korea Composite Stock Price Index did over the same period.

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Management's Discussion of Fund Performance

Comments from Agus Tandiono, Portfolio Manager of Fidelity® Advisor Korea Fund

Mirroring the U.S. rally, the Korea Composite Stock Price Index (KOSPI) rebounded sharply during the 12-month period ending October 31, 2003, returning 22.28%. The first half of the period was volatile, with weak domestic spending, concerns about North Korea's nuclear program, the Iraqi war and the discovery of accounting fraud at SK Global all weighing on share prices and driving the KOSPI down to a low of approximately 515 in March. By comparison, the second half of the period was relatively placid. A swift end to the regime of Saddam Hussein appeared to curb North Korea's belligerence, while worries about the accounting scandal faded. At the same time, South Korea's new president lowered interest rates and boosted the supplementary budget to stimulate the economy, while exports improved due to strengthening economies abroad, especially China. As a result, South Korean stocks began a sustained rally in mid-March that carried the index near the 800 level by the end of the period.

For the 12 months ending October 31, 2003, the fund's Institutional Class shares performed about in line with the KOSPI, returning 22.50%. Meanwhile, the LipperSM Pacific Region ex Japan Funds Average posted a 37.16% return. Investor concerns about North Korea and SK Global primarily affected South Korean stocks, resulting in the fund's underperformance versus the Lipper average. Responding to improving conditions in the first half of the period, I gave the fund an overweighting in technology and increased its exposure to the banking industry. The fund's top contributor in absolute terms was Samsung Electronics, as rising prices for DRAM computer memory aided the stock. Also contributing to performance was Shinhan Financial Group, which became the country's second-largest bank as a result of acquiring Chohung Bank. SK Telecom was the fund's largest detractor, with most of the damage occurring in the first half of the period. The fund also was hurt by its position in Samsung Electro-Mechanics, which manufactures resistors. The stock fell in part because a price war with Japanese competitors dented profits.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	23.9	21.4
Kookmin Bank	8.6	8.2
SK Telecom Co. Ltd.	8.3	4.3
Shinhan Financial Group Co. Ltd.	5.6	4.5
Hyundai Motor Co. Ltd.	4.4	4.2
KH Vatec Co. Ltd.	3.1	2.0
POSCO	3.0	3.5
Korea Electric Power Corp.	2.5	3.4
Hana Bank	2.3	0.5
Hyundai Mobis	2.3	0.0
	64.0
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.7	30.4
Financials	21.3	22.3
Consumer Discretionary	14.7	17.6
Telecommunication Services	9.9	10.6
Materials	7.4	5.1
Consumer Staples	4.6	5.5
Industrials	3.6	1.5
Utilities	2.5	3.4
Energy	0.0	1.3
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 98.7%	Stocks 97.7%
Short-Term Investments and Net Other Assets 1.3%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Auto Components - 2.3%
Hyundai Mobis	9,000	$ 347,528
Automobiles - 4.4%
Hyundai Motor Co. Ltd.	20,000	666,666
Hotels, Restaurants & Leisure - 1.2%
Kangwon Land, Inc.	1,500	189,480
Internet & Catalog Retail - 1.9%
CJ Home Shopping	4,000	152,091
LG Home Shopping, Inc.	2,800	136,510
		288,601
Media - 2.5%
Cheil Communications, Inc.	1,800	220,532
Plenus Entertainment, Inc.	8,000	161,555
		382,087
Multiline Retail - 2.0%
Shinsegae Co. Ltd.	1,500	301,014
Textiles Apparel & Luxury Goods - 0.4%
Handsome Co. Ltd.	10,000	69,624
TOTAL CONSUMER DISCRETIONARY		2,245,000
CONSUMER STAPLES - 4.6%
Beverages - 1.3%
Lotte Chilsung Beverage Co. Ltd.	380	192,649
Food & Staples Retailing - 1.8%
Pulmuone Co. Ltd.	6,000	272,750
Food Products - 1.5%
Nong Shim Co. Ltd.	1,596	233,298
TOTAL CONSUMER STAPLES		698,697
FINANCIALS - 21.3%
Capital Markets - 1.2%
Good Morning Shinhan Securities Co. (a)	20,000	82,805
LG Investment & Securities Co. Ltd.	12,000	105,957
		188,762
Commercial Banks - 17.0%
Hana Bank	20,000	348,120
Kookmin Bank	36,000	1,314,068
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Korea Exchange Bank (a)	20,000	$ 82,383
Shinhan Financial Group Co. Ltd.	60,000	861,850
		2,606,421
Consumer Finance - 0.7%
LG Card Co. Ltd.	10,000	101,817
Diversified Financial Services - 0.5%
Korea Exchange Bank Cred Service Co. Ltd. (a)	15,000	84,791
Insurance - 1.9%
Samsung Fire & Marine Insurance Co. Ltd.	5,000	285,593
TOTAL FINANCIALS		3,267,384
INDUSTRIALS - 3.6%
Airlines - 1.9%
Korean Air Co. Ltd.	22,000	293,705
Industrial Conglomerates - 1.7%
LG Chemical Investment Ltd.	30,000	252,218
TOTAL INDUSTRIALS		545,923
INFORMATION TECHNOLOGY - 34.7%
Electronic Equipment & Instruments - 8.8%
Dae Duck Electronics Co. Ltd.	30,000	276,299
Hankuk Electric Glass Co. Ltd.	3,500	214,406
KH Vatec Co. Ltd.	10,160	484,177
Samsung Electro-Mechanics Co. Ltd.	8,000	271,060
Samsung SDI Co. Ltd.	1,000	103,084
		1,349,026
Semiconductors & Semiconductor Equipment - 23.9%
Samsung Electronics Co. Ltd.	9,200	3,653,569
Software - 2.0%
NCsoft Corp. (a)	5,700	303,422
TOTAL INFORMATION TECHNOLOGY		5,306,017
MATERIALS - 7.4%
Chemicals - 3.8%
Hanwha Chemical Corp. (a)	20,000	138,910
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Honam Petrochemical Corp.	8,000	$ 320,405
LG Chemical Ltd.	3,000	120,406
		579,721
Construction Materials - 0.6%
Hanil Cement Co. Ltd.	2,000	91,593
Metals & Mining - 3.0%
POSCO	4,000	463,680
TOTAL MATERIALS		1,134,994
TELECOMMUNICATION SERVICES - 9.9%
Diversified Telecommunication Services - 1.6%
KT Corp.	6,000	238,783
Wireless Telecommunication Services - 8.3%
SK Telecom Co. Ltd.	7,200	1,271,482
TOTAL TELECOMMUNICATION SERVICES		1,510,265
UTILITIES - 2.5%
Electric Utilities - 2.5%
Korea Electric Power Corp.	20,000	386,143
TOTAL COMMON STOCKS (Cost $9,549,688)		15,094,423
Nonconvertible Bonds - 0.0%
		Principal Amount
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Shinhan Bank 0% 12/2/48	KRW	64,930,000	104
TOTAL NONCONVERTIBLE BONDS (Cost $5,382)			104
Money Market Funds - 3.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $496,078)	496,078	$ 496,078
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $10,051,148)		15,590,605
NET OTHER ASSETS - (1.9)%		(296,857)
NET ASSETS - 100%		$ 15,293,748
Currency Abbreviations
KRW	-	Korean won
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $18,494,494 and $24,366,662, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $13,718,000 of which $89,000, $12,115,000 and $1,514,000 will expire on October 31, 2005, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $10,051,148) - See accompanying schedule		$ 15,590,605
Receivable for investments sold		118,155
Receivable for fund shares sold		85,197
Dividends receivable		7,937
Interest receivable		189
Prepaid expenses		77
Receivable from investment adviser for expense reductions		8,533
Total assets		15,810,693

Liabilities
Payable for investments purchased	$ 364,985
Payable for fund shares redeemed	66,394
Accrued management fee	10,474
Distribution fees payable	4,402
Other payables and accrued expenses	70,690
Total liabilities		516,945

Net Assets		$ 15,293,748
Net Assets consist of:
Paid in capital		$ 23,521,362
Undistributed net investment income		2,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,761,921)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,532,192
Net Assets		$ 15,293,748

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,187,098 ÷ 1,101,069 shares)	$ 11.07

Maximum offering price per share (100/94.25 of $11.07)	$ 11.75
Class T: Net Asset Value and redemption price per share ($1,222,933 ÷ 111,554 shares)	$ 10.96

Maximum offering price per share (100/96.50 of $10.96)	$ 11.36
Class B: Net Asset Value and offering price per share ($1,175,098 ÷ 109,032 shares) A	$ 10.78

Class C: Net Asset Value and offering price per share ($531,304 ÷ 49,250 shares) A	$ 10.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($177,315 ÷ 15,883 shares)	$ 11.16

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 371,744
Interest		4,536
		376,280
Less foreign taxes withheld		(61,351)
Total income		314,929

Expenses
Management fee	$ 123,517
Transfer agent fees	68,470
Distribution fees	51,500
Accounting fees and expenses	61,565
Non-interested trustees' compensation	62
Custodian fees and expenses	34,204
Registration fees	48,991
Audit	66,904
Legal	875
Miscellaneous	147
Total expenses before reductions	456,235
Expense reductions	(145,184)	311,051
Net investment income (loss)		3,878
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,611,178
Foreign currency transactions	(93,543)
Total net realized gain (loss)		3,517,635
Change in net unrealized appreciation (depreciation) on: Investment securities	(747,728)
Assets and liabilities in foreign currencies	(8,204)
Total change in net unrealized appreciation (depreciation)		(755,932)
Net gain (loss)		2,761,703
Net increase (decrease) in net assets resulting from operations		$ 2,765,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,878	$ (248,639)
Net realized gain (loss)	3,517,635	4,062,190
Change in net unrealized appreciation (depreciation)	(755,932)	577,380
Net increase (decrease) in net assets resulting from operations	2,765,581	4,390,931
Share transactions - net increase (decrease)	(6,380,457)	1,965,578
Total increase (decrease) in net assets	(3,614,876)	6,356,509

Net Assets
Beginning of period	18,908,624	12,552,115
End of period (including undistributed net investment income of $2,115 and undistributed net investment income of $1,030, respectively)	$ 15,293,748	$ 18,908,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000 K	2000 G, J	1999 J
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 6.70	$ 7.38	$ 8.99	$ 10.78	$ 3.67
Income from Investment Operations
Net investment income (loss) E	.01	(.11)	-L	(.01)	(.09)	(.04)
Net realized and unrealized gain (loss)	2.01	2.46	(.69)	(1.62)	(1.97)	7.15
Total from investment operations	2.02	2.35	(.69)	(1.63)	(2.06)	7.11
Redemption fees added to paid in capital E	-	-	.01	.02	.27	-
Net asset value, end of period	$ 11.07	$ 9.05	$ 6.70	$ 7.38	$ 8.99	$ 10.78 I
Total Return B, C, D	22.32%	35.07%	(9.21)%	(17.91)%	(16.60)%	193.73%
Ratios to Average Net Assets F
Expenses before expense reductions	2.85%	2.48%	3.31%	2.31% A	1.97%	1.75%
Expenses net of voluntary waivers, if any	2.00%	2.08%	2.10%	2.10% A	1.91%	1.75%
Expenses net of all reductions	2.00%	2.06%	2.08%	2.10% A	1.89%	1.61% H
Net investment income (loss)	.12%	(1.10)%	(.04)%	(1.71)% A	(.73)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,187	$ 11,946	$ 11,747	$ 19,279	$ 25,017	$ 60,601
Portfolio turnover rate	127%	60%	36%	121% A	39%	58%
A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Prior to July 3, 2000, the fund operated as a closed-end investment company. Shares of the fund existing at the time of its conversion to an open-ended management company were exchanged for Class A shares. H Includes reimbursement of $.01 per share from the custodian for an adjustment to prior period's fees. I The fund incurred expenses of $.01 per share in connection with its repurchase offer which were offset by redemption fees collected as part of the repurchase offer. J For the year ended September 30. K One month ended October 31. L Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000I	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 6.67	$ 7.37	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.01)	(.14)	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss)	1.98	2.46	(.69)	(1.62)H	(3.87)H
Total from investment operations	1.97	2.32	(.71)	(1.63)	(3.90)
Redemption fees added to paid in capitalE	-	-	.01	.01H	.31H
Net asset value, end of period	$ 10.96	$ 8.99	$ 6.67	$ 7.37	$ 8.99
Total ReturnB,C,D	21.91%	34.78%	(9.50)%	(18.02)%	(28.54)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.74%	3.02%	4.22%	2.50%A	2.55%A
Expenses net of voluntary waivers, if any	2.25%	2.33%	2.35%	2.35%A	2.35%A
Expenses net of all reductions	2.25%	2.31%	2.33%	2.35%A	2.32%A
Net investment income (loss)	(.13)%	(1.35)%	(.29)%	(1.96)%A	(1.16)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,223	$ 2,718	$ 343	$ 473	$ 108
Portfolio turnover rate	127%	60%	36%	121%A	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HPer share amounts have been reclassified to permit comparison with current year presentation. I One month ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000I	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.06)	(.19)	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	1.96	2.45	(.69)	(1.62)H	(3.89)H
Total from investment operations	1.90	2.26	(.74)	(1.64)	(3.93)
Redemption fees added to paid in capitalE	-	-	-J	.02H	.33H
Net asset value, end of period	$ 10.78	$ 8.88	$ 6.62	$ 7.36	$ 8.98
Total ReturnB,C,D	21.40%	34.14%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net AssetsG
Expenses before expense reductions	4.08%	3.48%	4.66%	2.96%A	3.03%A
Expenses net of voluntary waivers, if any	2.75%	2.83%	2.85%	2.85%A	2.85%A
Expenses net of all reductions	2.75%	2.81%	2.83%	2.85%A	2.83%A
Net investment income (loss)	(.63)%	(1.85)%	(.79)%	(2.45)%A	(1.67)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,175	$ 1,313	$ 282	$ 83	$ 80
Portfolio turnover rate	127%	60%	36%	121%A	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HPer share amounts have been reclassified to permit comparison with current year presentation. I One month ended October 31. JAmount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000I	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.06)	(.19)	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	1.96	2.46	(.69)	(1.62)H	(3.89)H
Total from investment operations	1.90	2.27	(.75)	(1.64)	(3.93)
Redemption fees added to paid in capitalE	-	-	.01	.02H	.33H
Net asset value, end of period	$ 10.79	$ 8.89	$ 6.62	$ 7.36	$ 8.98
Total ReturnB,C,D	21.37%	34.29%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.82%	3.35%	4.41%	2.91%A	3.01%A
Expenses net of voluntary waivers, if any	2.75%	2.83%	2.85%	2.85%A	2.85%A
Expenses net of all reductions	2.75%	2.81%	2.83%	2.85%A	2.82%A
Net investment income (loss)	(.63)%	(1.85)%	(.79)%	(2.46)%A	(1.66)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 531	$ 804	$ 127	$ 82	$ 90
Portfolio turnover rate	127%	60%	36%	121%A	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HPer share amounts have been reclassified to permit comparison with current year presentation. I One month ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000H	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 6.72	$ 7.39	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss)D	.04	(.08)	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	2.01	2.47	(.69)	(1.63)G	(3.67)G
Total from investment operations	2.05	2.39	(.68)	(1.64)	(3.68)
Redemption fees added to paid in capitalD	-	-	.01	.04G	.09G
Net asset value, end of period	$ 11.16	$ 9.11	$ 6.72	$ 7.39	$ 8.99
Total ReturnB,C	22.50%	35.57%	(9.07)%	(17.80)%	(28.54)%
Ratios to Average Net AssetsF
Expenses before expense reductions	3.11%	2.22%	3.08%	1.77%A	2.54%A
Expenses net of voluntary waivers, if any	1.75%	1.81%	1.85%	1.77%A	1.85%A
Expenses net of all reductions	1.75%	1.80%	1.83%	1.77%A	1.84%A
Net investment income (loss)	.38%	(.84)%	.21%	(1.38)%A	(.68)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 177	$ 2,127	$ 53	$ 59	$ 71
Portfolio turnover rate	127%	60%	36%	121%A	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GPer share amounts have been reclassified to permit comparison with current year presentation. H One month ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,837,134	|
Unrealized depreciation	(347,049)
Net unrealized appreciation (depreciation)	5,490,085
Capital loss carryforward	(13,717,699)

Cost for federal income tax purposes	$ 10,100,520

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days will be subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .83% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 27,617	$ 8,896	$ -
Class T	.25%	.25%	6,833	49	-
Class B	.75%	.25%	11,052	8,305	-
Class C	.75%	.25%	5,998	2,894	-
			$ 51,500	$ 20,144	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,163
Class T	919
Class B*	7,246
Class C*	3,322
$ 14,650

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 36,980.33
Class T	13,247.97
Class B	8,955.81
Class C	3,317.55
Institutional Class	5,971.84
	$ 68,470

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,348 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 94,189
Class T	2.25%	20,294
Class B	2.75%	14,627
Class C	2.75%	6,424
Institutional Class	1.75%	9,650
		$ 145,184

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	317,514	503,075	$ 2,906,744	$ 5,160,102
Shares redeemed	(535,903)	(937,603)	(4,813,185)	(9,464,840)
Net increase (decrease)	(218,389)	(434,528)	$ (1,906,441)	$ (4,304,738)
Class T
Shares sold	147,380	552,081	$ 1,320,524	$ 5,487,903
Shares redeemed	(338,262)	(301,065)	(3,064,555)	(3,081,636)
Net increase (decrease)	(190,882)	251,016	$ (1,744,031)	$ 2,406,267
Class B
Shares sold	79,802	214,610	$ 710,423	$ 2,265,960
Shares redeemed	(118,643)	(109,289)	(1,044,873)	(1,066,238)
Net increase (decrease)	(38,841)	105,321	$ (334,450)	$ 1,199,722
Class C
Shares sold	226,057	360,034	$ 1,972,745	$ 3,540,761
Shares redeemed	(267,241)	(288,759)	(2,338,950)	(2,784,028)
Net increase (decrease)	(41,184)	71,275	$ (366,205)	$ 756,733
Institutional Class
Shares sold	614,424	868,246	$ 5,805,729	$ 8,515,527
Shares redeemed	(832,130)	(642,607)	(7,835,059)	(6,607,933)
Net increase (decrease)	(217,706)	225,639	$ (2,029,330)	$ 1,907,594

Annual Report

Independent Auditors Report

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity
Advisor Korea Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Korea (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Korea. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Korea. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Korea. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Korea. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Korea. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Korea. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Korea. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AKORI-UANN-1203
1.784759.100

Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	43.53%	4.01%
Class T (incl. 3.50% sales charge)	46.74%	4.30%
Class B (incl. contingent deferred sales charge) B	46.35%	4.23%
Class C (incl. contingent deferred sales charge) C	50.23%	4.53%

A From December 21, 1998.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, and life of fund total return figures are 1%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI EMF - Latin America Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Claudio Brocado, Portfolio Manager of Fidelity® Advisor Latin America Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months that ended October 31, 2003, the fund's Class A, Class T, Class B and Class C shares returned 52.29%, 52.06%, 51.35% and 51.23%, respectively. The Morgan Stanley Capital International Emerging Markets Free-Latin America Index gained 59.75% and the LipperSM Latin American Funds Average gained 49.10% for the same time period. The fund was aided by overweighting Brazil relative to other Latin American markets, as Brazil outperformed expectations on the basis of a recovering currency, declining interest rates, and implementation of positive policies and reforms by newly elected President Lula da Silva. Strong stock selection, including positions in Brazilian companies such as Telebras, Petrobras and Usiminas, as well as America Movil in Mexico, moved the fund ahead of its peer group. The fund lagged the index partly because we didn't own some illiquid, infrequently traded stocks that are held in the index. Also, underweighting Chile, which had surprisingly strong performance, held back returns. Underweighting Vale do Rio (CVRD) and Copec, both outperforming stocks with high valuations, as well as overweighting Telefonos de Mexico (Telmex), a defensive stock that lagged other, higher-growth stocks, also hurt.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	9.9	11.2
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	9.1	7.6
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	8.9	6.7
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	5.2	4.7
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.1	4.0
	38.2
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	29.8	25.6
Materials	18.0	15.9
Consumer Staples	13.0	11.5
Energy	12.8	12.1
Financials	11.2	14.0
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	50.8	44.3
Mexico	41.4	41.4
Chile	2.3	2.1
United States of America	1.7	0.0
Luxembourg	1.1	1.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 98.3%	Stocks 93.0%
Short-Term Investments and Net Other Assets 1.7%	Short-Term Investments and Net Other Assets 7.0%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
Argentina - 0.7%
Inversiones y Representacions SA sponsored GDR (a)	500	$ 5,200
Petrobras Energia Participaciones SA sponsored ADR (a)	3,577	32,908
TOTAL ARGENTINA		38,108
Brazil - 49.6%
Aracruz Celulose SA sponsored ADR	1,555	43,696
Banco Bradesco SA:
(PN)	27,074,800	114,382
sponsored ADR	200	4,198
Banco Itau Holding Financeira SA:
(PN)	1,955,200	160,290
sponsored ADR	100	4,085
Brasil Telecom Participacoes SA sponsored ADR	2,000	73,040
Caemi Mineracao E Metalurgia (a)	200,500	58,684
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	7,335,900	96,353
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	3,333	67,093
Companhia de Bebidas das Americas (AmBev) sponsored ADR	8,300	175,960
Companhia Energetica Minas Gerais (CEMIG) (PN)	3,682,179	54,568
Companhia Paranaense de Energia-Copel sponsored ADR (a)	4,200	15,498
Companhia Vale do Rio Doce:
(PN-A)	2,000	80,098
sponsored:
ADR	1,200	54,900
ADR (non-vtg.)	2,800	113,120
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	4,640	120,408
Gerdau SA sponsored ADR	4,290	62,462
Petroleo Brasileiro SA Petrobras:
(PN)	5,100	112,088
sponsored:
ADR	4,700	110,450
ADR (non-vtg.)	15,700	341,632
Siderurgica Nacional Compania ADR	1,800	74,250
Tele Norte Leste Participacoes SA ADR	11,102	157,315
Telebras sponsored ADR	4,600	158,424
Uniao de Bancos Brasileiros SA (Unibanco) GDR	5,000	110,550
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	14,600	116,841
Votorantim Celulose e Papel SA:
(PN)	584,400	31,804
sponsored ADR	100	2,738
TOTAL BRAZIL		2,514,927
Common Stocks - continued
	Shares	Value (Note 1)
Chile - 2.3%
Banco Santander Chile sponsored ADR	1,656	$ 39,347
Enersis SA sponsored ADR	9,000	62,280
Vina Concha y Toro SA sponsored ADR	291	14,041
TOTAL CHILE		115,668
Luxembourg - 1.1%
Tenaris SA sponsored ADR	1,984	53,965
Mexico - 41.4%
America Movil SA de CV sponsored ADR	19,400	461,720
Cemex SA de CV sponsored ADR	10,863	260,712
Consorcio ARA SA de CV (a)	11,900	32,551
Fomento Economico Mexicano SA de CV sponsored ADR	3,186	113,804
Grupo Bimbo SA de CV Series A	9,900	15,409
Grupo Financiero BBVA Bancomer SA Series B (a)	149,200	126,607
Grupo Modelo SA de CV Series C	30,000	75,990
Grupo Televisa SA de CV sponsored ADR	6,757	261,834
Industrias Penoles SA de CV	4,500	12,763
Telefonos de Mexico SA de CV sponsored ADR	15,662	503,533
TV Azteca SA de CV sponsored ADR	5,200	42,068
Wal-Mart de Mexico SA de CV Series C	73,405	191,399
TOTAL MEXICO		2,098,390
United States of America - 1.7%
NII Holdings, Inc. Class B (a)	1,100	84,799
Venezuela - 0.3%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	1,200	17,952
TOTAL COMMON STOCKS (Cost $4,062,634)		4,923,809
Nonconvertible Preferred Stocks - 1.2%

Brazil - 1.2%
Telemar Norte Leste SA Series A (Cost $62,084)	3,037,300	61,996
Money Market Funds - 3.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $152,081)	152,081	$ 152,081
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $4,276,799)		5,137,886
NET OTHER ASSETS - (1.3)%		(66,877)
NET ASSETS - 100%		$ 5,071,009
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,880,051 and $2,479,725, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $404 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $919,000 of which $578,000 and $341,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $4,276,799) - See accompanying schedule		$ 5,137,886
Receivable for fund shares sold		29,959
Dividends receivable		11,069
Interest receivable		102
Prepaid expenses		22
Receivable from investment adviser for expense reductions		8,935
Total assets		5,187,973

Liabilities
Payable to custodian bank	$ 41,220
Payable for investments purchased	36,661
Payable for fund shares redeemed	2,051
Accrued management fee	2,971
Distribution fees payable	2,810
Other payables and accrued expenses	31,251
Total liabilities		116,964

Net Assets		$ 5,071,009
Net Assets consist of:
Paid in capital		$ 5,156,200
Undistributed net investment income		10,342
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(956,601)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		861,068
Net Assets		$ 5,071,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($917,730 ÷ 73,452 shares)	$ 12.49

Maximum offering price per share (100/94.25 of $12.49)	$ 13.25
Class T: Net Asset Value and redemption price per share ($1,315,236 ÷ 105,748 shares)	$ 12.44

Maximum offering price per share (100/96.50 of $12.44)	$ 12.89
Class B: Net Asset Value and offering price per share ($1,513,392 ÷ 123,168 shares) A	$ 12.29

Class C: Net Asset Value and offering price per share ($1,114,267 ÷ 90,947 shares) A	$ 12.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($210,384 ÷ 16,640 shares)	$ 12.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 135,716
Interest		1,295
		137,011
Less foreign taxes withheld		(10,704)
Total income		126,307

Expenses
Management fee	$ 28,440
Transfer agent fees	26,296
Distribution fees	25,673
Accounting fees and expenses	61,389
Non-interested trustees' compensation	16
Custodian fees and expenses	13,121
Registration fees	52,003
Audit	45,375
Legal	130
Miscellaneous	895
Total expenses before reductions	253,338
Expense reductions	(158,521)	94,817
Net investment income (loss)		31,490
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	267,893
Foreign currency transactions	(12,183)
Total net realized gain (loss)		255,710
Change in net unrealized appreciation (depreciation) on: Investment securities	1,350,609
Assets and liabilities in foreign currencies	4,313
Total change in net unrealized appreciation (depreciation)		1,354,922
Net gain (loss)		1,610,632
Net increase (decrease) in net assets resulting from operations		$ 1,642,122

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 31,490	$ 18,075
Net realized gain (loss)	255,710	(355,318)
Change in net unrealized appreciation (depreciation)	1,354,922	(156,942)
Net increase (decrease) in net assets resulting from operations	1,642,122	(494,185)
Distributions to shareholders from net investment income	(15,776)	(31,879)
Share transactions - net increase (decrease)	396,070	(201,312)
Total increase (decrease) in net assets	2,022,416	(727,376)

Net Assets
Beginning of period	3,048,593	3,775,969
End of period (including undistributed net investment income of $10,342 and undistributed net investment income of $6,810, respectively)	$ 5,071,009	$ 3,048,593

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 9.62	$ 13.26	$ 11.64	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.12	.09	.14F	(.07)	.05
Net realized and unrealized gain (loss)	4.17	(1.30)	(3.70)	1.69	1.59
Total from investment operations	4.29	(1.21)	(3.56)	1.62	1.64
Distributions from net investment income	(.09)	(.12)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.09)	(.12)	(.08)	-	-
Net asset value, end of period	$ 12.49	$ 8.29	$ 9.62	$ 13.26	$ 11.64
Total ReturnB,C,D	52.29%	(12.87)%	(26.97)%	13.92%	16.40%
Ratios to Average Net AssetsH
Expenses before expense reductions	5.92%	5.99%	4.96%	3.95%	8.60%A
Expenses net of voluntary waivers, if any	2.02%	2.15%	2.11%	2.06%	2.01%A
Expenses net of all reductions	2.02%	2.12%	2.05%	2.04%	1.99%A
Net investment income (loss)	1.22%	.86%	1.22%	(.50)%	.50%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 918	$ 428	$ 546	$ 921	$ 756
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period December 21, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 9.57	$ 13.21	$ 11.62	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.10	.06	.11F	(.11)	.02
Net realized and unrealized gain (loss)	4.16	(1.30)	(3.67)	1.70	1.60
Total from investment operations	4.26	(1.24)	(3.56)	1.59	1.62
Distributions from net investment income	(.06)	(.09)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.06)	(.09)	(.08)	-	-
Net asset value, end of period	$ 12.44	$ 8.24	$ 9.57	$ 13.21	$ 11.62
Total ReturnB,C,D	52.06%	(13.18)%	(27.07)%	13.68%	16.20%
Ratios to Average Net AssetsH
Expenses before expense reductions	6.58%	6.65%	5.48%	4.26%	8.92%A
Expenses net of voluntary waivers, if any	2.27%	2.40%	2.36%	2.32%	2.26%A
Expenses net of all reductions	2.27%	2.37%	2.30%	2.30%	2.24%A
Net investment income (loss)	.97%	.61%	.97%	(.75)%	.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,315	$ 836	$ 1,124	$ 2,041	$ 1,065
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period December 21, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.13	$ 9.44	$ 13.08	$ 11.58	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.05	.01	.05F	(.18)	(.02)
Net realized and unrealized gain (loss)	4.12	(1.28)	(3.61)	1.68	1.60
Total from investment operations	4.17	(1.27)	(3.56)	1.50	1.58
Distributions from net investment income	(.01)	(.04)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.01)	(.04)	(.08)	-	-
Net asset value, end of period	$ 12.29	$ 8.13	$ 9.44	$ 13.08	$ 11.58
Total ReturnB,C,D	51.35%	(13.56)%	(27.34)%	12.95%	15.80%
Ratios to Average Net AssetsH
Expenses before expense reductions	6.80%	6.90%	5.81%	4.78%	9.44%A
Expenses net of voluntary waivers, if any	2.77%	2.90%	2.86%	2.82%	2.76%A
Expenses net of all reductions	2.77%	2.87%	2.80%	2.80%	2.74%A
Net investment income (loss)	.47%	.11%	.46%	(1.25)%	(.25)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,513	$ 814	$ 1,003	$ 1,659	$ 912
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period December 21, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.11	$ 9.43	$ 13.07	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.05	.01	.06F	(.18)	(.02)
Net realized and unrealized gain (loss)	4.10	(1.28)	(3.62)	1.68	1.59
Total from investment operations	4.15	(1.27)	(3.56)	1.50	1.57
Distributions from net investment income	(.01)	(.05)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.01)	(.05)	(.08)	-	-
Net asset value, end of period	$ 12.25	$ 8.11	$ 9.43	$ 13.07	$ 11.57
Total ReturnB,C,D	51.23%	(13.60)%	(27.36)%	12.96%	15.70%
Ratios to Average Net AssetsH
Expenses before expense reductions	6.85%	6.88%	5.82%	4.76%	9.42%A
Expenses net of voluntary waivers, if any	2.77%	2.90%	2.86%	2.82%	2.76%A
Expenses net of all reductions	2.77%	2.87%	2.79%	2.80%	2.74%A
Net investment income (loss)	.47%	.11%	.47%	(1.25)%	(.25)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,114	$ 686	$ 759	$ 1,165	$ 708
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period December 21, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.35	$ 9.69	$ 13.32	$ 11.67	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.14	.11	.17E	(.04)	.07
Net realized and unrealized gain (loss)	4.24	(1.30)	(3.72)	1.69	1.60
Total from investment operations	4.38	(1.19)	(3.55)	1.65	1.67
Distributions from net investment income	(.09)	(.15)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.09)	(.15)	(.08)	-	-
Net asset value, end of period	$ 12.64	$ 8.35	$ 9.69	$ 13.32	$ 11.67
Total ReturnB,C	52.99%	(12.65)%	(26.77)%	14.14%	16.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	5.40%	5.49%	4.54%	3.56%	8.32%A
Expenses net of voluntary waivers, if any	1.77%	1.90%	1.86%	1.81%	1.76%A
Expenses net of all reductions	1.77%	1.87%	1.80%	1.79%	1.74%A
Net investment income (loss)	1.47%	1.11%	1.46%	(.25) %	.75%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210	$ 285	$ 344	$ 524	$ 472
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 934,752
Unrealized depreciation	(110,966)
Net unrealized appreciation (depreciation)	823,786
Undistributed ordinary income	10,342
Capital loss carryforward	(919,319)
Cost for federal income tax purposes	$ 4,314,100

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 15,776	$ 31,879

Short-Term Trading (Redemption) Fees. Shares purchased on or after March 31, 2004 and held in the fund less than 90 days will be subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 1,684	$ 473	$ -
Class T	.25%	.25%	5,034	657	-
Class B	.75%	.25%	10,767	8,471	-
Class C	.75%	.25%	8,188	3,385	-
			$ 25,673	$ 12,986	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 283
Class T	468
Class B*	3,524
Class C*	657
$ 4,932

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 3,478.51
Class T	9,333.92
Class B	6,986.64
Class C	5,751.70
Institutional Class	748.24
	$ 26,296

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,223 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 26,482
Class T	2.25%	43,639
Class B	2.75%	43,679
Class C	2.75%	33,603
Institutional Class	1.75%	11,118
		$ 158,521

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the fund.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2003	2002
From net investment income
Class A	$ 4,772	$ 7,589
Class T	6,047	10,635
Class B	1,047	4,189
Class C	844	4,139
Institutional Class	3,066	5,327
Total	$ 15,776	$ 31,879

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2003	2002	2003	2002
Class A
Shares sold	109,782	22,373	$ 1,122,639	$ 238,302
Reinvestment of distributions	545	613	4,552	6,665
Shares redeemed	(88,522)	(28,099)	(924,690)	(283,276)
Net increase (decrease)	21,805	(5,113)	$ 202,501	$ (38,309)
Class T
Shares sold	24,645	18,573	$ 244,830	$ 199,995
Reinvestment of distributions	697	886	5,809	9,606
Shares redeemed	(20,992)	(35,507)	(197,995)	(370,145)
Net increase (decrease)	4,350	(16,048)	$ 52,644	$ (160,544)
Class B
Shares sold	43,421	33,046	$ 457,257	$ 330,985
Reinvestment of distributions	123	382	1,015	4,097
Shares redeemed	(20,525)	(39,558)	(220,237)	(370,618)
Net increase (decrease)	23,019	(6,130)	$ 238,035	$ (35,536)
Class C
Shares sold	28,484	26,445	$ 299,810	$ 278,879
Reinvestment of distributions	101	351	836	3,758
Shares redeemed	(22,180)	(22,821)	(218,153)	(232,848)
Net increase (decrease)	6,405	3,975	$ 82,493	$ 49,789
Institutional Class
Shares sold	109,911	9	$ 1,110,748	$ 100
Reinvestment of distributions	356	478	3,005	5,226
Shares redeemed	(127,691)	(1,935)	(1,293,356)	(22,038)
Net increase (decrease)	(17,424)	(1,448)	$ (179,603)	$ (16,712)

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Latin America (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Latin America. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Latin America. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Latin America. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Latin America. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Latin America. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Latin America. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Latin America. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/9/02	$.112	$.022
Class T	12/9/02	$.082	$.022
Class B	12/9/02	$.032	$.022
Class C	12/9/02	$.032	$.022

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ALAF-UANN-1203
1.784760.100

Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fundA
Institutional Class	52.99%	5.60%

A From December 21, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EMF - Latin America Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Claudio Brocado, Portfolio Manager of Fidelity® Advisor Latin America Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months that ended October 31, 2003, the fund's Institutional Class shares returned 52.99%, while the Morgan Stanley Capital International Emerging Markets Free-Latin America Index and the LipperSM Latin American Funds Average gained 59.75% and 49.10%, respectively. The fund was aided by overweighting Brazil relative to other Latin American markets, as Brazil outperformed expectations on the basis of a recovering currency, declining interest rates, and implementation of positive policies and reforms by newly elected President Lula da Silva. Strong stock selection, including positions in Brazilian companies such as Telebras, Petrobras and Usiminas, as well as America Movil in Mexico, moved the fund ahead of its peer group. The fund lagged the index partly because we didn't own some illiquid, infrequently traded stocks that are held in the index. Also, underweighting Chile, which had surprisingly strong performance, held back returns. Underweighting Vale do Rio (CVRD) and Copec, both outperforming stocks with high valuations, as well as overweighting Telefonos de Mexico (Telmex), a defensive stock that lagged other, higher-growth stocks, also hurt.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	9.9	11.2
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	9.1	7.6
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	8.9	6.7
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	5.2	4.7
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.1	4.0
	38.2
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	29.8	25.6
Materials	18.0	15.9
Consumer Staples	13.0	11.5
Energy	12.8	12.1
Financials	11.2	14.0
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	50.8	44.3
Mexico	41.4	41.4
Chile	2.3	2.1
United States of America	1.7	0.0
Luxembourg	1.1	1.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 98.3%	Stocks 93.0%
Short-Term Investments and Net Other Assets 1.7%	Short-Term Investments and Net Other Assets 7.0%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
Argentina - 0.7%
Inversiones y Representacions SA sponsored GDR (a)	500	$ 5,200
Petrobras Energia Participaciones SA sponsored ADR (a)	3,577	32,908
TOTAL ARGENTINA		38,108
Brazil - 49.6%
Aracruz Celulose SA sponsored ADR	1,555	43,696
Banco Bradesco SA:
(PN)	27,074,800	114,382
sponsored ADR	200	4,198
Banco Itau Holding Financeira SA:
(PN)	1,955,200	160,290
sponsored ADR	100	4,085
Brasil Telecom Participacoes SA sponsored ADR	2,000	73,040
Caemi Mineracao E Metalurgia (a)	200,500	58,684
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	7,335,900	96,353
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	3,333	67,093
Companhia de Bebidas das Americas (AmBev) sponsored ADR	8,300	175,960
Companhia Energetica Minas Gerais (CEMIG) (PN)	3,682,179	54,568
Companhia Paranaense de Energia-Copel sponsored ADR (a)	4,200	15,498
Companhia Vale do Rio Doce:
(PN-A)	2,000	80,098
sponsored:
ADR	1,200	54,900
ADR (non-vtg.)	2,800	113,120
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	4,640	120,408
Gerdau SA sponsored ADR	4,290	62,462
Petroleo Brasileiro SA Petrobras:
(PN)	5,100	112,088
sponsored:
ADR	4,700	110,450
ADR (non-vtg.)	15,700	341,632
Siderurgica Nacional Compania ADR	1,800	74,250
Tele Norte Leste Participacoes SA ADR	11,102	157,315
Telebras sponsored ADR	4,600	158,424
Uniao de Bancos Brasileiros SA (Unibanco) GDR	5,000	110,550
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	14,600	116,841
Votorantim Celulose e Papel SA:
(PN)	584,400	31,804
sponsored ADR	100	2,738
TOTAL BRAZIL		2,514,927
Common Stocks - continued
	Shares	Value (Note 1)
Chile - 2.3%
Banco Santander Chile sponsored ADR	1,656	$ 39,347
Enersis SA sponsored ADR	9,000	62,280
Vina Concha y Toro SA sponsored ADR	291	14,041
TOTAL CHILE		115,668
Luxembourg - 1.1%
Tenaris SA sponsored ADR	1,984	53,965
Mexico - 41.4%
America Movil SA de CV sponsored ADR	19,400	461,720
Cemex SA de CV sponsored ADR	10,863	260,712
Consorcio ARA SA de CV (a)	11,900	32,551
Fomento Economico Mexicano SA de CV sponsored ADR	3,186	113,804
Grupo Bimbo SA de CV Series A	9,900	15,409
Grupo Financiero BBVA Bancomer SA Series B (a)	149,200	126,607
Grupo Modelo SA de CV Series C	30,000	75,990
Grupo Televisa SA de CV sponsored ADR	6,757	261,834
Industrias Penoles SA de CV	4,500	12,763
Telefonos de Mexico SA de CV sponsored ADR	15,662	503,533
TV Azteca SA de CV sponsored ADR	5,200	42,068
Wal-Mart de Mexico SA de CV Series C	73,405	191,399
TOTAL MEXICO		2,098,390
United States of America - 1.7%
NII Holdings, Inc. Class B (a)	1,100	84,799
Venezuela - 0.3%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	1,200	17,952
TOTAL COMMON STOCKS (Cost $4,062,634)		4,923,809
Nonconvertible Preferred Stocks - 1.2%

Brazil - 1.2%
Telemar Norte Leste SA Series A (Cost $62,084)	3,037,300	61,996
Money Market Funds - 3.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b) (Cost $152,081)	152,081	$ 152,081
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $4,276,799)		5,137,886
NET OTHER ASSETS - (1.3)%		(66,877)
NET ASSETS - 100%		$ 5,071,009
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,880,051 and $2,479,725, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $404 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $919,000 of which $578,000 and $341,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $4,276,799) - See accompanying schedule		$ 5,137,886
Receivable for fund shares sold		29,959
Dividends receivable		11,069
Interest receivable		102
Prepaid expenses		22
Receivable from investment adviser for expense reductions		8,935
Total assets		5,187,973

Liabilities
Payable to custodian bank	$ 41,220
Payable for investments purchased	36,661
Payable for fund shares redeemed	2,051
Accrued management fee	2,971
Distribution fees payable	2,810
Other payables and accrued expenses	31,251
Total liabilities		116,964

Net Assets		$ 5,071,009
Net Assets consist of:
Paid in capital		$ 5,156,200
Undistributed net investment income		10,342
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(956,601)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		861,068
Net Assets		$ 5,071,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($917,730 ÷ 73,452 shares)	$ 12.49

Maximum offering price per share (100/94.25 of $12.49)	$ 13.25
Class T: Net Asset Value and redemption price per share ($1,315,236 ÷ 105,748 shares)	$ 12.44

Maximum offering price per share (100/96.50 of $12.44)	$ 12.89
Class B: Net Asset Value and offering price per share ($1,513,392 ÷ 123,168 shares) A	$ 12.29

Class C: Net Asset Value and offering price per share ($1,114,267 ÷ 90,947 shares) A	$ 12.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($210,384 ÷ 16,640 shares)	$ 12.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 135,716
Interest		1,295
		137,011
Less foreign taxes withheld		(10,704)
Total income		126,307

Expenses
Management fee	$ 28,440
Transfer agent fees	26,296
Distribution fees	25,673
Accounting fees and expenses	61,389
Non-interested trustees' compensation	16
Custodian fees and expenses	13,121
Registration fees	52,003
Audit	45,375
Legal	130
Miscellaneous	895
Total expenses before reductions	253,338
Expense reductions	(158,521)	94,817
Net investment income (loss)		31,490
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	267,893
Foreign currency transactions	(12,183)
Total net realized gain (loss)		255,710
Change in net unrealized appreciation (depreciation) on: Investment securities	1,350,609
Assets and liabilities in foreign currencies	4,313
Total change in net unrealized appreciation (depreciation)		1,354,922
Net gain (loss)		1,610,632
Net increase (decrease) in net assets resulting from operations		$ 1,642,122

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 31,490	$ 18,075
Net realized gain (loss)	255,710	(355,318)
Change in net unrealized appreciation (depreciation)	1,354,922	(156,942)
Net increase (decrease) in net assets resulting from operations	1,642,122	(494,185)
Distributions to shareholders from net investment income	(15,776)	(31,879)
Share transactions - net increase (decrease)	396,070	(201,312)
Total increase (decrease) in net assets	2,022,416	(727,376)

Net Assets
Beginning of period	3,048,593	3,775,969
End of period (including undistributed net investment income of $10,342 and undistributed net investment income of $6,810, respectively)	$ 5,071,009	$ 3,048,593

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 9.62	$ 13.26	$ 11.64	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.12	.09	.14F	(.07)	.05
Net realized and unrealized gain (loss)	4.17	(1.30)	(3.70)	1.69	1.59
Total from investment operations	4.29	(1.21)	(3.56)	1.62	1.64
Distributions from net investment income	(.09)	(.12)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.09)	(.12)	(.08)	-	-
Net asset value, end of period	$ 12.49	$ 8.29	$ 9.62	$ 13.26	$ 11.64
Total ReturnB,C,D	52.29%	(12.87)%	(26.97)%	13.92%	16.40%
Ratios to Average Net AssetsH
Expenses before expense reductions	5.92%	5.99%	4.96%	3.95%	8.60%A
Expenses net of voluntary waivers, if any	2.02%	2.15%	2.11%	2.06%	2.01%A
Expenses net of all reductions	2.02%	2.12%	2.05%	2.04%	1.99%A
Net investment income (loss)	1.22%	.86%	1.22%	(.50)%	.50%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 918	$ 428	$ 546	$ 921	$ 756
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period December 21, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 9.57	$ 13.21	$ 11.62	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.10	.06	.11F	(.11)	.02
Net realized and unrealized gain (loss)	4.16	(1.30)	(3.67)	1.70	1.60
Total from investment operations	4.26	(1.24)	(3.56)	1.59	1.62
Distributions from net investment income	(.06)	(.09)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.06)	(.09)	(.08)	-	-
Net asset value, end of period	$ 12.44	$ 8.24	$ 9.57	$ 13.21	$ 11.62
Total ReturnB,C,D	52.06%	(13.18)%	(27.07)%	13.68%	16.20%
Ratios to Average Net AssetsH
Expenses before expense reductions	6.58%	6.65%	5.48%	4.26%	8.92%A
Expenses net of voluntary waivers, if any	2.27%	2.40%	2.36%	2.32%	2.26%A
Expenses net of all reductions	2.27%	2.37%	2.30%	2.30%	2.24%A
Net investment income (loss)	.97%	.61%	.97%	(.75)%	.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,315	$ 836	$ 1,124	$ 2,041	$ 1,065
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period December 21, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.13	$ 9.44	$ 13.08	$ 11.58	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.05	.01	.05F	(.18)	(.02)
Net realized and unrealized gain (loss)	4.12	(1.28)	(3.61)	1.68	1.60
Total from investment operations	4.17	(1.27)	(3.56)	1.50	1.58
Distributions from net investment income	(.01)	(.04)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.01)	(.04)	(.08)	-	-
Net asset value, end of period	$ 12.29	$ 8.13	$ 9.44	$ 13.08	$ 11.58
Total ReturnB,C,D	51.35%	(13.56)%	(27.34)%	12.95%	15.80%
Ratios to Average Net AssetsH
Expenses before expense reductions	6.80%	6.90%	5.81%	4.78%	9.44%A
Expenses net of voluntary waivers, if any	2.77%	2.90%	2.86%	2.82%	2.76%A
Expenses net of all reductions	2.77%	2.87%	2.80%	2.80%	2.74%A
Net investment income (loss)	.47%	.11%	.46%	(1.25)%	(.25)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,513	$ 814	$ 1,003	$ 1,659	$ 912
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period December 21, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.11	$ 9.43	$ 13.07	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.05	.01	.06F	(.18)	(.02)
Net realized and unrealized gain (loss)	4.10	(1.28)	(3.62)	1.68	1.59
Total from investment operations	4.15	(1.27)	(3.56)	1.50	1.57
Distributions from net investment income	(.01)	(.05)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.01)	(.05)	(.08)	-	-
Net asset value, end of period	$ 12.25	$ 8.11	$ 9.43	$ 13.07	$ 11.57
Total ReturnB,C,D	51.23%	(13.60)%	(27.36)%	12.96%	15.70%
Ratios to Average Net AssetsH
Expenses before expense reductions	6.85%	6.88%	5.82%	4.76%	9.42%A
Expenses net of voluntary waivers, if any	2.77%	2.90%	2.86%	2.82%	2.76%A
Expenses net of all reductions	2.77%	2.87%	2.79%	2.80%	2.74%A
Net investment income (loss)	.47%	.11%	.47%	(1.25)%	(.25)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,114	$ 686	$ 759	$ 1,165	$ 708
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period December 21, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.35	$ 9.69	$ 13.32	$ 11.67	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.14	.11	.17E	(.04)	.07
Net realized and unrealized gain (loss)	4.24	(1.30)	(3.72)	1.69	1.60
Total from investment operations	4.38	(1.19)	(3.55)	1.65	1.67
Distributions from net investment income	(.09)	(.15)	-	-	-
Distributions from net realized gain	-	-	(.08)	-	-
Total distributions	(.09)	(.15)	(.08)	-	-
Net asset value, end of period	$ 12.64	$ 8.35	$ 9.69	$ 13.32	$ 11.67
Total ReturnB,C	52.99%	(12.65)%	(26.77)%	14.14%	16.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	5.40%	5.49%	4.54%	3.56%	8.32%A
Expenses net of voluntary waivers, if any	1.77%	1.90%	1.86%	1.81%	1.76%A
Expenses net of all reductions	1.77%	1.87%	1.80%	1.79%	1.74%A
Net investment income (loss)	1.47%	1.11%	1.46%	(.25) %	.75%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210	$ 285	$ 344	$ 524	$ 472
Portfolio turnover rate	67%	132%	111%	52%	50%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 934,752
Unrealized depreciation	(110,966)
Net unrealized appreciation (depreciation)	823,786
Undistributed ordinary income	10,342
Capital loss carryforward	(919,319)
Cost for federal income tax purposes	$ 4,314,100

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 15,776	$ 31,879

Short-Term Trading (Redemption) Fees. Shares purchased on or after March 31, 2004 and held in the fund less than 90 days will be subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 1,684	$ 473	$ -
Class T	.25%	.25%	5,034	657	-
Class B	.75%	.25%	10,767	8,471	-
Class C	.75%	.25%	8,188	3,385	-
			$ 25,673	$ 12,986	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 283
Class T	468
Class B*	3,524
Class C*	657
$ 4,932

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 3,478.51
Class T	9,333.92
Class B	6,986.64
Class C	5,751.70
Institutional Class	748.24
	$ 26,296

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,223 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 26,482
Class T	2.25%	43,639
Class B	2.75%	43,679
Class C	2.75%	33,603
Institutional Class	1.75%	11,118
		$ 158,521

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the fund.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2003	2002
From net investment income
Class A	$ 4,772	$ 7,589
Class T	6,047	10,635
Class B	1,047	4,189
Class C	844	4,139
Institutional Class	3,066	5,327
Total	$ 15,776	$ 31,879

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2003	2002	2003	2002
Class A
Shares sold	109,782	22,373	$ 1,122,639	$ 238,302
Reinvestment of distributions	545	613	4,552	6,665
Shares redeemed	(88,522)	(28,099)	(924,690)	(283,276)
Net increase (decrease)	21,805	(5,113)	$ 202,501	$ (38,309)
Class T
Shares sold	24,645	18,573	$ 244,830	$ 199,995
Reinvestment of distributions	697	886	5,809	9,606
Shares redeemed	(20,992)	(35,507)	(197,995)	(370,145)
Net increase (decrease)	4,350	(16,048)	$ 52,644	$ (160,544)
Class B
Shares sold	43,421	33,046	$ 457,257	$ 330,985
Reinvestment of distributions	123	382	1,015	4,097
Shares redeemed	(20,525)	(39,558)	(220,237)	(370,618)
Net increase (decrease)	23,019	(6,130)	$ 238,035	$ (35,536)
Class C
Shares sold	28,484	26,445	$ 299,810	$ 278,879
Reinvestment of distributions	101	351	836	3,758
Shares redeemed	(22,180)	(22,821)	(218,153)	(232,848)
Net increase (decrease)	6,405	3,975	$ 82,493	$ 49,789
Institutional Class
Shares sold	109,911	9	$ 1,110,748	$ 100
Reinvestment of distributions	356	478	3,005	5,226
Shares redeemed	(127,691)	(1,935)	(1,293,356)	(22,038)
Net increase (decrease)	(17,424)	(1,448)	$ (179,603)	$ (16,712)

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Latin America (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Latin America. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Latin America. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Latin America. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Latin America. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Latin America. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Latin America. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Latin America. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/9/02	$.112	$.022

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ALAFI-UANN-1203
1.784761.100

Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	23.36%	-0.01%	3.84%
Class T (incl. 3.50% sales charge)	26.11%	0.29%	3.99%
Class B (incl. contingent deferred sales charge)B	24.51%	-0.01%	3.93%
Class C (incl. contingent deferred sales charge)C	28.69%	0.42%	3.84%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after July 3, 1995. The initial offering of Class B shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after July 3, 1995. The initial offering of Class C shares took place on November 3, 1997. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Class T on October 31, 1993, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity Advisor Overseas Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Advisor Overseas Fund's Class A, Class T, Class B and Class C shares were up 30.88%, 30.68%, 29.51% and 29.69%, respectively. These returns topped the LipperSM International Funds Average, which rose 24.51%, as well as the MSCI EAFE index. Good stock selection and an overweighting in diversified financials made a significant contribution to the fund's solid relative performance. Large positions in strong-performing Japanese brokerage stocks, such as Nikko Cordial and Nomura Holdings, were particularly helpful. Elsewhere, an overweighting in the information technology sector was rewarding, as the tech sector rebounded from an extended period of weakness. The fund's holdings in the semiconductor area - including Infineon Technologies of Germany and ASML of the Netherlands - were noteworthy contributors. On the down side, weak stock picking in the consumer staples sector hurt the fund's results, with a position in Dutch food giant Unilever being its biggest detractor. A U.S. federal investigation into alleged accounting misdeeds caused the fund's positions in Dutch supermarket retailer Ahold to tumble. The fund's underweighting of strong-performing capital goods stocks also held back its relative return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.6	1.6
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.5	1.8
Total SA Series B (France, Oil & Gas)	2.4	2.3
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	2.3	2.0
Allianz AG (Reg.) (Germany, Insurance)	2.2	1.2
	12.0
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	28.7
Information Technology	17.6	17.9
Energy	10.1	10.5
Consumer Discretionary	9.7	9.5
Health Care	9.0	10.1
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	20.2
United Kingdom	15.4	14.8
Germany	8.4	7.1
France	7.4	8.4
Switzerland	6.6	8.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 89.9%	Stocks and Investment Companies 96.2%
Bonds 0.6%	Bonds 0.5%
Short-Term Investments and Net Other Assets 9.5%	Short-Term Investments and Net Other Assets 3.3%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 89.3%
	Shares	Value (Note 1) (000s)
Australia - 0.5%
News Corp. Ltd. sponsored ADR	221,200	$ 6,525
Bermuda - 0.0%
Golar LNG Ltd. (a)	51,800	601
Brazil - 0.8%
Banco Bradesco SA sponsored ADR	51,700	1,085
Banco Itau Holding Financeira SA (PN)	14,812,000	1,214
Brasil Telecom Participacoes SA sponsored ADR	28,700	1,048
Companhia Vale do Rio Doce sponsored ADR	42,900	1,963
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	54,800	1,422
Tele Norte Leste Participacoes SA ADR	84,200	1,193
Telebras sponsored ADR	74,200	2,555
TOTAL BRAZIL		10,480
Canada - 3.7%
Biovail Corp. (a)	170,700	4,107
Canadian Natural Resources Ltd.	111,500	4,735
EnCana Corp.	235,900	8,100
Inmet Mining Corp. (a)	158,300	1,434
Kinross Gold Corp. (a)(e)	264,100	2,165
Kinross Gold Corp. (a)	612,100	5,018
Petro-Canada	49,700	2,003
Precision Drilling Corp. (a)	102,300	4,024
Talisman Energy, Inc.	369,600	18,050
TOTAL CANADA		49,636
Cayman Islands - 0.4%
Noble Corp. (a)	151,500	5,201
China - 0.5%
Byd Co. Ltd. (H Shares)	541,000	1,411
China Telecom Corp. Ltd. (H Shares)	14,714,000	4,879
PICC Property & Casualty Co. Ltd. (H Shares)	302,000	71
TOTAL CHINA		6,361
Denmark - 1.2%
Coloplast AS Series B	35,100	2,943
Danske Bank AS	484,900	9,748
Novo Nordisk AS Series B	87,100	3,122
TOTAL DENMARK		15,813
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Finland - 1.5%
Nokia Corp.	1,212,400	$ 20,599
France - 7.4%
Accor SA	70,600	2,767
Alcatel SA sponsored ADR (a)	681,700	8,985
AXA SA	476,060	8,989
BNP Paribas SA	279,281	14,624
Credit Agricole SA	90,700	1,920
Credit Agricole SA rights 11/7/03 (a)	90,700	21
France Telecom SA (a)	214,000	5,161
L'Oreal SA	52,300	3,853
Pernod-Ricard	64,400	6,192
Suez SA (France)	99,400	1,589
Television Francaise 1 SA	154,400	4,615
Total SA Series B	210,397	32,851
Vivendi Universal SA sponsored ADR (a)	406,900	8,557
TOTAL FRANCE		100,124
Germany - 7.8%
Allianz AG (Reg.)	277,500	29,646
Altana AG sponsored ADR	50,800	3,190
BASF AG	165,600	7,570
Deutsche Boerse AG	388,682	21,532
Deutsche Telekom AG sponsored ADR (a)	504,600	7,877
Fresenius Medical Care AG	134,400	7,637
Infineon Technologies AG (a)	237,700	3,492
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	165,700	1,365
(Reg.)	165,700	19,693
SAP AG sponsored ADR	94,200	3,442
TOTAL GERMANY		105,444
Greece - 0.1%
Greek Organization of Football Prognostics SA	67,640	831
Hong Kong - 2.1%
Cheung Kong Holdings Ltd.	192,000	1,601
China Mobile (Hong Kong) Ltd.	1,309,250	3,710
Hong Kong Exchanges & Clearing Ltd.	1,588,000	3,456
Hutchison Whampoa Ltd.	1,404,700	10,898
Sun Hung Kai Properties Ltd.	188,000	1,592
Techtronic Industries Co.	2,754,000	7,589
TOTAL HONG KONG		28,846
Common Stocks - continued
	Shares	Value (Note 1) (000s)
India - 1.9%
Cipla Ltd.	102,900	$ 2,949
Dr. Reddy's Laboratories Ltd.	124,200	3,275
Housing Development Finance Corp. Ltd.	661,300	7,586
Infosys Technologies Ltd.	69,816	7,304
Satyam Computer Services Ltd.	729,100	4,924
TOTAL INDIA		26,038
Indonesia - 0.1%
PT Bank Rakyat Indonesia (a)(f)	7,911,500	815
Italy - 1.3%
Banca Intesa Spa	892,775	3,005
ENI Spa	247,750	3,919
Telecom Italia Spa	2,151,017	5,594
Unicredito Italiano Spa	1,091,600	5,359
TOTAL ITALY		17,877
Japan - 17.7%
Advantest Corp.	10,700	797
Aeon Credit Service Ltd.	16,000	741
Canon, Inc.	186,000	9,105
Daikin Industries Ltd.	58,000	1,237
Daiwa Securities Group, Inc.	1,502,000	10,984
FamilyMart Co. Ltd.	169,300	3,680
Ito Yokado Ltd.	419,400	15,412
JAFCO Co. Ltd.	102,400	8,755
KDDI Corp.	1,639	8,900
Konica Minolta Holdings, Inc.	204,000	2,681
Kyocera Corp.	101,500	6,112
Kyorin Pharmaceutical Co. Ltd.	85,000	1,280
Matsushita Electric Industrial Co. Ltd.	488,200	6,405
Millea Holdings, Inc.	437	5,207
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	1,063	7,802
Mizuho Financial Group, Inc. (a)	1,306	3,196
Murata Manufacturing Co. Ltd.	170,400	9,687
Nikko Cordial Corp.	2,997,000	16,165
Nikon Corp. (a)	176,000	2,672
Nitto Denko Corp.	36,000	1,889
Nomura Holdings, Inc.	1,353,000	23,235
ORIX Corp.	77,200	6,495
Rohm Co. Ltd.	92,200	12,429
Seiyu Ltd. (a)	609,000	1,966
Shin-Etsu Chemical Co. Ltd.	147,100	5,472
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
SMC Corp.	12,900	$ 1,552
Sony Corp.	107,700	3,791
Sumitomo Electric Industries Ltd.	417,000	3,584
Sumitomo Mitsui Financial Group, Inc.	1,692	8,511
TDK Corp.	84,000	5,501
Tokyo Electron Ltd.	214,500	15,374
Toshiba Corp.	884,000	3,546
Toyota Motor Corp.	622,900	18,070
UFJ Holdings, Inc. (a)	954	4,078
Uny Co. Ltd.	253,000	2,633
TOTAL JAPAN		238,944
Korea (South) - 2.8%
Kookmin Bank	112,580	4,109
Samsung Electronics Co. Ltd.	84,030	33,371
TOTAL KOREA (SOUTH)		37,480
Mexico - 0.3%
Grupo Televisa SA de CV sponsored ADR	109,300	4,235
Netherlands - 6.5%
Aegon NV	109,300	1,428
ASML Holding NV (a)	1,980,900	34,771
ING Groep NV (Certificaten Van Aandelen)	723,346	15,075
Koninklijke Ahold NV (a)	365,900	3,086
Koninklijke KPN NV (a)	606,500	4,595
Koninklijke Philips Electronics NV	274,400	7,365
Unilever NV (NY Shares)	237,900	13,953
VNU NV	270,300	8,204
TOTAL NETHERLANDS		88,477
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	79,800	3,748
Portugal - 0.2%
Banco Comercial Portugues SA (Reg.)	1,352,600	2,601
Russia - 0.7%
JSC MMC 'Norilsk Nickel' sponsored ADR	45,800	2,347
Lukoil Oil Co. sponsored ADR	11,500	935
OAO Gazprom sponsored ADR	40,200	965
YUKOS Corp. sponsored ADR	106,161	4,905
TOTAL RUSSIA		9,152
Common Stocks - continued
	Shares	Value (Note 1) (000s)
South Africa - 0.1%
Harmony Gold Mining Co. Ltd. sponsored ADR	141,800	$ 2,144
Spain - 2.6%
Actividades de Construccion y Servicios SA (ACS)	28,000	1,175
Altadis SA (Spain)	257,500	6,223
Antena 3 Television SA (a)	1,736	57
Banco Popular Espanol SA (Reg.)	133,700	6,928
Banco Santander Central Hispano SA	894,860	8,552
Inditex SA	123,800	2,549
Telefonica SA	793,754	9,895
TOTAL SPAIN		35,379
Sweden - 1.6%
Hennes & Mauritz AB (H&M) (B Shares)	78,800	1,665
Securitas AB (B Shares)	258,200	3,165
Telefonaktiebolaget LM Ericsson ADR (a)	951,000	16,243
TOTAL SWEDEN		21,073
Switzerland - 6.6%
Compagnie Financiere Richemont unit	231,020	5,178
Credit Suisse Group (Reg.)	552,032	19,374
Novartis AG (Reg.)	793,950	30,464
Roche Holding AG (participation certificate)	186,300	15,356
UBS AG (Reg.)	244,404	14,949
Zurich Financial Services AG	27,470	3,504
TOTAL SWITZERLAND		88,825
Taiwan - 1.4%
Compal Electronics, Inc.	763,000	1,158
Hon Hai Precision Industries Co. Ltd.	600,200	2,689
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,691,854	7,290
United Microelectronics Corp. (a)	8,532,000	7,820
TOTAL TAIWAN		18,957
Turkey - 0.0%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	37,900	720
United Kingdom - 14.8%
3i Group PLC	661,516	6,949
Abbey National PLC	552,400	5,267
AstraZeneca PLC (United Kingdom)	380,300	18,133
Astro All Asia Networks PLC (a)	591,800	735
Aviva PLC	211,200	1,730
BHP Billiton PLC	819,100	6,422
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
BOC Group PLC	204,700	$ 2,787
BP PLC	3,501,500	24,732
Carlton Communications PLC	990,000	3,623
Centrica PLC	714,600	2,234
Dixons Group PLC	2,016,600	4,638
GlaxoSmithKline PLC	697,269	15,092
Hilton Group PLC	1,182,300	3,886
HSBC Holdings PLC (United Kingdom) (Reg.)	1,109,390	16,656
Kesa Electricals PLC	807,314	3,338
Lloyds TSB Group PLC	421,400	2,922
Man Group PLC	339,200	8,328
Marks & Spencer Group PLC	1,032,500	5,034
mmO2 PLC (a)	2,221,800	2,409
Pearson PLC	198,100	2,048
Prudential PLC	423,200	3,279
Reckitt Benckiser PLC	212,000	4,454
Reed Elsevier PLC	380,300	2,951
Rio Tinto PLC (Reg.)	230,100	5,698
Royal Bank of Scotland Group PLC	179,200	4,794
Shire Pharmaceuticals Group PLC sponsored ADR (a)	161,400	3,696
Smith & Nephew PLC	482,600	3,829
Tesco PLC	1,583,581	6,339
Unilever PLC sponsored ADR	114,000	3,899
Vodafone Group PLC	10,540,716	22,294
William Hill PLC	148,600	854
Yell Group PLC (a)	331,600	1,613
TOTAL UNITED KINGDOM		200,663
United States of America - 4.4%
Baker Hughes, Inc.	160,600	4,539
ENSCO International, Inc.	208,400	5,491
Fox Entertainment Group, Inc. Class A (a)	97,400	2,698
Grant Prideco, Inc. (a)	306,200	3,472
Micron Technology, Inc. (a)	191,000	2,739
Motorola, Inc.	989,200	13,384
Nabors Industries Ltd. (a)	30,400	1,149
NTL, Inc. (a)	193,100	11,920
Pride International, Inc. (a)	27,900	457
Smith International, Inc. (a)	20,000	745
Synthes-Stratec, Inc.	3,119	2,852
Transocean, Inc. (a)	176,300	3,383
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United States of America - continued
Tyco International Ltd.	159,900	$ 3,339
Weatherford International Ltd. (a)	91,000	3,162
TOTAL UNITED STATES OF AMERICA		59,330
TOTAL COMMON STOCKS (Cost $1,119,498)		1,206,919
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
Fresenius Medical Care AG	97,260	3,977
Porsche AG (non-vtg.)	9,300	4,552
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,772)		8,529
Nonconvertible Bonds - 0.6%
	Principal Amount (000s)
United Kingdom - 0.6%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	$ 1,335	591
0% 2/1/10 (c)(d)	500	201
9.875% 2/1/10 (c)	3,435	1,769
Telewest PLC:
11% 10/1/07 (c)	6,625	3,578
yankee 9.625% 10/1/06 (c)	2,365	1,253
TOTAL NONCONVERTIBLE BONDS (Cost $6,769)		7,392
Money Market Funds - 14.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.07% (b)	136,867,942	$ 136,868
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	53,385,653	53,386
TOTAL MONEY MARKET FUNDS (Cost $190,254)		190,254
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $1,324,293)		1,413,094
NET OTHER ASSETS - (4.6)%		(61,750)
NET ASSETS - 100%		$ 1,351,344
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,165,000 or 0.2% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,041,025,000 and $1,225,544,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $6,560,000. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $356,453,000 of which $211,472,000 and $144,981,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $51,163) (cost $1,324,293) - See accompanying schedule		$ 1,413,094
Cash		672
Foreign currency held at value (cost $10,193)		10,334
Receivable for investments sold		45
Receivable for fund shares sold		1,768
Dividends receivable		1,526
Interest receivable		54
Prepaid expenses		6
Other receivables		34
Total assets		1,427,533

Liabilities
Payable for investments purchased Regular delivery	$ 16,877
Delayed delivery	823
Payable for fund shares redeemed	2,094
Accrued management fee	716
Distribution fees payable	557
Other payables and accrued expenses	1,736
Collateral on securities loaned, at value	53,386
Total liabilities		76,189

Net Assets		$ 1,351,344
Net Assets consist of:
Paid in capital		$ 1,633,744
Undistributed net investment income		5,713
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(375,619)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		87,506
Net Assets		$ 1,351,344

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,329 ÷ 4,743 shares)	$ 14.41

Maximum offering price per share (100/94.25 of $14.41)	$ 15.29
Class T: Net Asset Value and redemption price per share ($1,113,576 ÷ 76,239 shares)	$ 14.61

Maximum offering price per share (100/96.50 of $14.61)	$ 15.14
Class B: Net Asset Value and offering price per share ($59,322 ÷ 4,275.49 shares) A	$ 13.87

Class C: Net Asset Value and offering price per share ($40,630 ÷ 2,879 shares) A	$ 14.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($69,487 ÷ 4,760 shares)	$ 14.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends		$ 19,818
Interest		962
Security lending		682
		21,462
Less foreign taxes withheld		(2,065)
Total income		19,397

Expenses
Management fee Basic fee	$ 8,201
Performance adjustment	(1,614)
Transfer agent fees	3,203
Distribution fees	5,645
Accounting fees and expenses	591
Non-interested trustees' compensation	4
Custodian fees and expenses	421
Registration fees	96
Audit	71
Legal	46
Interest	1
Miscellaneous	21
Total expenses before reductions	16,686
Expense reductions	(494)	16,192
Net investment income (loss)		3,205
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $463)	63,118
Foreign currency transactions	30
Total net realized gain (loss)		63,148
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $1,458)	254,170
Assets and liabilities in foreign currencies	222
Total change in net unrealized appreciation (depreciation)		254,392
Net gain (loss)		317,540
Net increase (decrease) in net assets resulting from operations		$ 320,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,205	$ (934)
Net realized gain (loss)	63,148	(146,183)
Change in net unrealized appreciation (depreciation)	254,392	(54,978)
Net increase (decrease) in net assets resulting from operations	320,745	(202,095)
Share transactions - net increase (decrease)	(95,223)	(103,769)
Total increase (decrease) in net assets	225,522	(305,864)

Net Assets
Beginning of period	1,125,822	1,431,686
End of period (including undistributed net investment income of $5,713 and distributions in excess of net investment income of $1,032, respectively)	$ 1,351,344	$ 1,125,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 12.90	$ 19.88	$ 20.59	$ 16.32
Income from Investment Operations
Net investment income (loss) C	.05	.01	.06	.06 D	.10
Net realized and unrealized gain (loss)	3.35	(1.90)	(4.89)	.38	4.42
Total from investment operations	3.40	(1.89)	(4.83)	.44	4.52
Distributions from net investment income	-	-	(.43)	(.08)	(.11)
Distributions in excess of net investment income	-	-	-	(.09)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(2.15)	(1.15)	(.25)
Net asset value, end of period	$ 14.41	$ 11.01	$ 12.90	$ 19.88	$ 20.59
Total Return A, B	30.88%	(14.65)%	(27.16)%	1.78%	28.05%
Ratios to Average Net Assets E
Expenses before expense reductions	1.34%	1.56%	1.46%	1.49%	1.55%
Expenses net of voluntary waivers, if any	1.34%	1.56%	1.46%	1.49%	1.55%
Expenses net of all reductions	1.30%	1.52%	1.41%	1.46%	1.52%
Net investment income (loss)	.43%	.07%	.40%	.28%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 68	$ 44	$ 46	$ 44	$ 23
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.18	$ 13.11	$ 20.13	$ 20.83	$ 16.48
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.04	.02 D	.07
Net realized and unrealized gain (loss)	3.39	(1.92)	(4.99)	.39	4.46
Total from investment operations	3.43	(1.93)	(4.95)	.41	4.53
Distributions from net investment income	-	-	(.35)	(.06)	(.04)
Distributions in excess of net investment income	-	-	-	(.07)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(2.07)	(1.11)	(.18)
Net asset value, end of period	$ 14.61	$ 11.18	$ 13.11	$ 20.13	$ 20.83
Total Return A, B	30.68%	(14.72)%	(27.33)%	1.62%	27.74%
Ratios to Average Net Assets E
Expenses before expense reductions	1.46%	1.68%	1.62%	1.67%	1.72%
Expenses net of voluntary waivers, if any	1.46%	1.68%	1.62%	1.67%	1.72%
Expenses net of all reductions	1.42%	1.64%	1.57%	1.65%	1.69%
Net investment income (loss)	.31%	(.05) %	.24%	.10%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 1,114	$ 928	$ 1,185	$ 1,678	$ 1,480
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 12.63	$ 19.49	$ 20.25	$ 16.08
Income from Investment Operations
Net investment income (loss) C	(.06)	(.08)	(.06)	(.11) D	(.03)
Net realized and unrealized gain (loss)	3.22	(1.84)	(4.83)	.39	4.34
Total from investment operations	3.16	(1.92)	(4.89)	.28	4.31
Distributions from net investment income	-	-	(.25)	(.03)	-
Distributions in excess of net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(1.97)	(1.04)	(.14)
Net asset value, end of period	$ 13.87	$ 10.71	$ 12.63	$ 19.49	$ 20.25
Total Return A, B	29.51%	(15.20)%	(27.83)%	1.02%	27.00%
Ratios to Average Net Assets E
Expenses before expense reductions	2.27%	2.43%	2.27%	2.27%	2.30%
Expenses net of voluntary waivers, if any	2.27%	2.30%	2.27%	2.27%	2.29%
Expenses net of all reductions	2.22%	2.26%	2.23%	2.25%	2.26%
Net investment income (loss)	(.49)%	(.66)%	(.42)%	(.50)%	(.18)%
Supplemental Data
Net assets, end of period (in millions)	$ 59	$ 53	$ 80	$ 125	$ 89
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 12.84	$ 19.80	$ 20.58	$ 16.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.08)	(.05)	(.10) D	(.02)
Net realized and unrealized gain (loss)	3.28	(1.88)	(4.89)	.39	4.43
Total from investment operations	3.23	(1.96)	(4.94)	.29	4.41
Distributions from net investment income	-	-	(.30)	(.04)	(.06)
Distributions in excess of net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(2.02)	(1.07)	(.20)
Net asset value, end of period	$ 14.11	$ 10.88	$ 12.84	$ 19.80	$ 20.58
Total Return A, B	29.69%	(15.26)%	(27.70)%	1.05%	27.21%
Ratios to Average Net Assets E
Expenses before expense reductions	2.17%	2.34%	2.19%	2.22%	2.25%
Expenses net of voluntary waivers, if any	2.17%	2.30%	2.19%	2.22%	2.25%
Expenses net of all reductions	2.13%	2.26%	2.14%	2.20%	2.22%
Net investment income (loss)	(.40)%	(.66)%	(.34)%	(.45)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 36	$ 52	$ 76	$ 35
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.11	$ 12.97	$ 19.95	$ 20.62	$ 16.36
Income from Investment Operations
Net investment income (loss) B	.10	.06	.12	.14 C	.17
Net realized and unrealized gain (loss)	3.39	(1.92)	(4.91)	.38	4.39
Total from investment operations	3.49	(1.86)	(4.79)	.52	4.56
Distributions from net investment income	-	-	(.47)	(.10)	(.16)
Distributions in excess of net investment income	-	-	-	(.11)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(2.19)	(1.19)	(.30)
Net asset value, end of period	$ 14.60	$ 11.11	$ 12.97	$ 19.95	$ 20.62
Total Return A	31.41%	(14.34)%	(26.89)%	2.18%	28.30%
Ratios to Average Net Assets D
Expenses before expense reductions	.93%	1.14%	1.06%	1.13%	1.18%
Expenses net of voluntary waivers, if any	.93%	1.14%	1.06%	1.13%	1.18%
Expenses net of all reductions	.89%	1.10%	1.02%	1.11%	1.15%
Net investment income (loss)	.84%	.49%	.79%	.63%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 63	$ 69	$ 90	$ 90
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Annual Report

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 157,832	|
Unrealized depreciation	(92,965)
Net unrealized appreciation (depreciation)	64,867
Undistributed ordinary income	9,186
Capital loss carryforward	(356,453)
Cost for federal income tax purposes	$ 1,348,227

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Annual Report

Repurchase Agreements - continued

counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Annual Report

Management Fee - continued

net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 136	$ -	$ 2
Class T	.25%	.25%	4,641	26	45
Class B	.75%	.25%	512	384	-
Class C	.75%	.25%	356	18	-
			$ 5,645	$ 428	$ 47

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12
Class T	19
Class B*	123
Class C*	24
$ 178

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 208.39
Class T	2,393.26
Class B	293.57
Class C	169.47
Institutional Class	140.23
	$ 3,203

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $650 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 446	$ 1
Class A	2	-	-
Class T	45	-	-
	$ 47	$ 446	$ 1

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 26% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	12,415	9,250	$ 145,269	$ 120,262
Shares redeemed	(11,712)	(8,748)	(137,635)	(114,908)
Net increase (decrease)	703	502	$ 7,634	$ 5,354
Class T
Shares sold	40,894	34,800	$ 489,390	$ 449,377
Shares redeemed	(47,699)	(42,125)	(568,651)	(538,683)
Net increase (decrease)	(6,805)	(7,325)	$ (79,261)	$ (89,306)
Class B
Shares sold	460	738	$ 5,148	$ 9,282
Shares redeemed	(1,176)	(2,060)	(12,818)	(25,749)
Net increase (decrease)	(716)	(1,322)	$ (7,670)	$ (16,467)
Class C
Shares sold	1,424	967	$ 16,568	$ 12,444
Shares redeemed	(1,891)	(1,683)	(21,771)	(21,549)
Net increase (decrease)	(467)	(716)	$ (5,203)	$ (9,105)
Institutional Class
Shares sold	7,107	5,939	$ 81,168	$ 77,765
Shares redeemed	(8,025)	(5,590)	(91,891)	(72,010)
Net increase (decrease)	(918)	349	$ (10,723)	$ 5,755

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard R. Mace, Jr. (41)
Year of Election or Appointment: 1996 Vice President of Advisor Overseas. Mr. Mace is also Vice President of other funds advised by FMR.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Overseas. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1990 Assistant Treasurer of Advisor Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

OS-UANN-1203
1.784767.100

Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	31.41%	1.53%	4.77%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Institutional Class on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity Advisor Overseas Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Advisor Overseas Fund's Institutional Class shares were up 31.41%. This return topped the LipperSM International Funds Average, which rose 24.51%, as well as the MSCI EAFE index. Good stock selection and an overweighting in diversified financial stocks made a significant contribution to the fund's solid performance relative to its benchmarks. In particular, large positions in strong-performing Japanese brokerage stocks, such as Nikko Cordial and Nomura Holdings, were helpful. Elsewhere, the fund's overweighting in the information technology sector was rewarding, as the tech sector rebounded from an extended period of weakness. The fund's holdings in the semiconductor area - including Infineon Technologies of Germany and ASML of the Netherlands - were noteworthy contributors. On the down side, weak stock picking in the consumer staples sector hurt the fund's results, with a position in Dutch food giant Unilever being its biggest detractor. A U.S. federal investigation into alleged accounting misdeeds caused the fund's positions in Dutch supermarket retailer Ahold to tumble. The fund's underweighting of strong-performing capital goods stocks also held back its relative return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.6	1.6
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.5	1.8
Total SA Series B (France, Oil & Gas)	2.4	2.3
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	2.3	2.0
Allianz AG (Reg.) (Germany, Insurance)	2.2	1.2
	12.0
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	28.7
Information Technology	17.6	17.9
Energy	10.1	10.5
Consumer Discretionary	9.7	9.5
Health Care	9.0	10.1
Top Five Countries as of October 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	20.2
United Kingdom	15.4	14.8
Germany	8.4	7.1
France	7.4	8.4
Switzerland	6.6	8.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2003	As of April 30, 2003
Stocks 89.9%	Stocks and Investment Companies 96.2%
Bonds 0.6%	Bonds 0.5%
Short-Term Investments and Net Other Assets 9.5%	Short-Term Investments and Net Other Assets 3.3%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 89.3%
	Shares	Value (Note 1) (000s)
Australia - 0.5%
News Corp. Ltd. sponsored ADR	221,200	$ 6,525
Bermuda - 0.0%
Golar LNG Ltd. (a)	51,800	601
Brazil - 0.8%
Banco Bradesco SA sponsored ADR	51,700	1,085
Banco Itau Holding Financeira SA (PN)	14,812,000	1,214
Brasil Telecom Participacoes SA sponsored ADR	28,700	1,048
Companhia Vale do Rio Doce sponsored ADR	42,900	1,963
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	54,800	1,422
Tele Norte Leste Participacoes SA ADR	84,200	1,193
Telebras sponsored ADR	74,200	2,555
TOTAL BRAZIL		10,480
Canada - 3.7%
Biovail Corp. (a)	170,700	4,107
Canadian Natural Resources Ltd.	111,500	4,735
EnCana Corp.	235,900	8,100
Inmet Mining Corp. (a)	158,300	1,434
Kinross Gold Corp. (a)(e)	264,100	2,165
Kinross Gold Corp. (a)	612,100	5,018
Petro-Canada	49,700	2,003
Precision Drilling Corp. (a)	102,300	4,024
Talisman Energy, Inc.	369,600	18,050
TOTAL CANADA		49,636
Cayman Islands - 0.4%
Noble Corp. (a)	151,500	5,201
China - 0.5%
Byd Co. Ltd. (H Shares)	541,000	1,411
China Telecom Corp. Ltd. (H Shares)	14,714,000	4,879
PICC Property & Casualty Co. Ltd. (H Shares)	302,000	71
TOTAL CHINA		6,361
Denmark - 1.2%
Coloplast AS Series B	35,100	2,943
Danske Bank AS	484,900	9,748
Novo Nordisk AS Series B	87,100	3,122
TOTAL DENMARK		15,813
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Finland - 1.5%
Nokia Corp.	1,212,400	$ 20,599
France - 7.4%
Accor SA	70,600	2,767
Alcatel SA sponsored ADR (a)	681,700	8,985
AXA SA	476,060	8,989
BNP Paribas SA	279,281	14,624
Credit Agricole SA	90,700	1,920
Credit Agricole SA rights 11/7/03 (a)	90,700	21
France Telecom SA (a)	214,000	5,161
L'Oreal SA	52,300	3,853
Pernod-Ricard	64,400	6,192
Suez SA (France)	99,400	1,589
Television Francaise 1 SA	154,400	4,615
Total SA Series B	210,397	32,851
Vivendi Universal SA sponsored ADR (a)	406,900	8,557
TOTAL FRANCE		100,124
Germany - 7.8%
Allianz AG (Reg.)	277,500	29,646
Altana AG sponsored ADR	50,800	3,190
BASF AG	165,600	7,570
Deutsche Boerse AG	388,682	21,532
Deutsche Telekom AG sponsored ADR (a)	504,600	7,877
Fresenius Medical Care AG	134,400	7,637
Infineon Technologies AG (a)	237,700	3,492
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	165,700	1,365
(Reg.)	165,700	19,693
SAP AG sponsored ADR	94,200	3,442
TOTAL GERMANY		105,444
Greece - 0.1%
Greek Organization of Football Prognostics SA	67,640	831
Hong Kong - 2.1%
Cheung Kong Holdings Ltd.	192,000	1,601
China Mobile (Hong Kong) Ltd.	1,309,250	3,710
Hong Kong Exchanges & Clearing Ltd.	1,588,000	3,456
Hutchison Whampoa Ltd.	1,404,700	10,898
Sun Hung Kai Properties Ltd.	188,000	1,592
Techtronic Industries Co.	2,754,000	7,589
TOTAL HONG KONG		28,846
Common Stocks - continued
	Shares	Value (Note 1) (000s)
India - 1.9%
Cipla Ltd.	102,900	$ 2,949
Dr. Reddy's Laboratories Ltd.	124,200	3,275
Housing Development Finance Corp. Ltd.	661,300	7,586
Infosys Technologies Ltd.	69,816	7,304
Satyam Computer Services Ltd.	729,100	4,924
TOTAL INDIA		26,038
Indonesia - 0.1%
PT Bank Rakyat Indonesia (a)(f)	7,911,500	815
Italy - 1.3%
Banca Intesa Spa	892,775	3,005
ENI Spa	247,750	3,919
Telecom Italia Spa	2,151,017	5,594
Unicredito Italiano Spa	1,091,600	5,359
TOTAL ITALY		17,877
Japan - 17.7%
Advantest Corp.	10,700	797
Aeon Credit Service Ltd.	16,000	741
Canon, Inc.	186,000	9,105
Daikin Industries Ltd.	58,000	1,237
Daiwa Securities Group, Inc.	1,502,000	10,984
FamilyMart Co. Ltd.	169,300	3,680
Ito Yokado Ltd.	419,400	15,412
JAFCO Co. Ltd.	102,400	8,755
KDDI Corp.	1,639	8,900
Konica Minolta Holdings, Inc.	204,000	2,681
Kyocera Corp.	101,500	6,112
Kyorin Pharmaceutical Co. Ltd.	85,000	1,280
Matsushita Electric Industrial Co. Ltd.	488,200	6,405
Millea Holdings, Inc.	437	5,207
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	1,063	7,802
Mizuho Financial Group, Inc. (a)	1,306	3,196
Murata Manufacturing Co. Ltd.	170,400	9,687
Nikko Cordial Corp.	2,997,000	16,165
Nikon Corp. (a)	176,000	2,672
Nitto Denko Corp.	36,000	1,889
Nomura Holdings, Inc.	1,353,000	23,235
ORIX Corp.	77,200	6,495
Rohm Co. Ltd.	92,200	12,429
Seiyu Ltd. (a)	609,000	1,966
Shin-Etsu Chemical Co. Ltd.	147,100	5,472
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
SMC Corp.	12,900	$ 1,552
Sony Corp.	107,700	3,791
Sumitomo Electric Industries Ltd.	417,000	3,584
Sumitomo Mitsui Financial Group, Inc.	1,692	8,511
TDK Corp.	84,000	5,501
Tokyo Electron Ltd.	214,500	15,374
Toshiba Corp.	884,000	3,546
Toyota Motor Corp.	622,900	18,070
UFJ Holdings, Inc. (a)	954	4,078
Uny Co. Ltd.	253,000	2,633
TOTAL JAPAN		238,944
Korea (South) - 2.8%
Kookmin Bank	112,580	4,109
Samsung Electronics Co. Ltd.	84,030	33,371
TOTAL KOREA (SOUTH)		37,480
Mexico - 0.3%
Grupo Televisa SA de CV sponsored ADR	109,300	4,235
Netherlands - 6.5%
Aegon NV	109,300	1,428
ASML Holding NV (a)	1,980,900	34,771
ING Groep NV (Certificaten Van Aandelen)	723,346	15,075
Koninklijke Ahold NV (a)	365,900	3,086
Koninklijke KPN NV (a)	606,500	4,595
Koninklijke Philips Electronics NV	274,400	7,365
Unilever NV (NY Shares)	237,900	13,953
VNU NV	270,300	8,204
TOTAL NETHERLANDS		88,477
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	79,800	3,748
Portugal - 0.2%
Banco Comercial Portugues SA (Reg.)	1,352,600	2,601
Russia - 0.7%
JSC MMC 'Norilsk Nickel' sponsored ADR	45,800	2,347
Lukoil Oil Co. sponsored ADR	11,500	935
OAO Gazprom sponsored ADR	40,200	965
YUKOS Corp. sponsored ADR	106,161	4,905
TOTAL RUSSIA		9,152
Common Stocks - continued
	Shares	Value (Note 1) (000s)
South Africa - 0.1%
Harmony Gold Mining Co. Ltd. sponsored ADR	141,800	$ 2,144
Spain - 2.6%
Actividades de Construccion y Servicios SA (ACS)	28,000	1,175
Altadis SA (Spain)	257,500	6,223
Antena 3 Television SA (a)	1,736	57
Banco Popular Espanol SA (Reg.)	133,700	6,928
Banco Santander Central Hispano SA	894,860	8,552
Inditex SA	123,800	2,549
Telefonica SA	793,754	9,895
TOTAL SPAIN		35,379
Sweden - 1.6%
Hennes & Mauritz AB (H&M) (B Shares)	78,800	1,665
Securitas AB (B Shares)	258,200	3,165
Telefonaktiebolaget LM Ericsson ADR (a)	951,000	16,243
TOTAL SWEDEN		21,073
Switzerland - 6.6%
Compagnie Financiere Richemont unit	231,020	5,178
Credit Suisse Group (Reg.)	552,032	19,374
Novartis AG (Reg.)	793,950	30,464
Roche Holding AG (participation certificate)	186,300	15,356
UBS AG (Reg.)	244,404	14,949
Zurich Financial Services AG	27,470	3,504
TOTAL SWITZERLAND		88,825
Taiwan - 1.4%
Compal Electronics, Inc.	763,000	1,158
Hon Hai Precision Industries Co. Ltd.	600,200	2,689
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,691,854	7,290
United Microelectronics Corp. (a)	8,532,000	7,820
TOTAL TAIWAN		18,957
Turkey - 0.0%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	37,900	720
United Kingdom - 14.8%
3i Group PLC	661,516	6,949
Abbey National PLC	552,400	5,267
AstraZeneca PLC (United Kingdom)	380,300	18,133
Astro All Asia Networks PLC (a)	591,800	735
Aviva PLC	211,200	1,730
BHP Billiton PLC	819,100	6,422
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
BOC Group PLC	204,700	$ 2,787
BP PLC	3,501,500	24,732
Carlton Communications PLC	990,000	3,623
Centrica PLC	714,600	2,234
Dixons Group PLC	2,016,600	4,638
GlaxoSmithKline PLC	697,269	15,092
Hilton Group PLC	1,182,300	3,886
HSBC Holdings PLC (United Kingdom) (Reg.)	1,109,390	16,656
Kesa Electricals PLC	807,314	3,338
Lloyds TSB Group PLC	421,400	2,922
Man Group PLC	339,200	8,328
Marks & Spencer Group PLC	1,032,500	5,034
mmO2 PLC (a)	2,221,800	2,409
Pearson PLC	198,100	2,048
Prudential PLC	423,200	3,279
Reckitt Benckiser PLC	212,000	4,454
Reed Elsevier PLC	380,300	2,951
Rio Tinto PLC (Reg.)	230,100	5,698
Royal Bank of Scotland Group PLC	179,200	4,794
Shire Pharmaceuticals Group PLC sponsored ADR (a)	161,400	3,696
Smith & Nephew PLC	482,600	3,829
Tesco PLC	1,583,581	6,339
Unilever PLC sponsored ADR	114,000	3,899
Vodafone Group PLC	10,540,716	22,294
William Hill PLC	148,600	854
Yell Group PLC (a)	331,600	1,613
TOTAL UNITED KINGDOM		200,663
United States of America - 4.4%
Baker Hughes, Inc.	160,600	4,539
ENSCO International, Inc.	208,400	5,491
Fox Entertainment Group, Inc. Class A (a)	97,400	2,698
Grant Prideco, Inc. (a)	306,200	3,472
Micron Technology, Inc. (a)	191,000	2,739
Motorola, Inc.	989,200	13,384
Nabors Industries Ltd. (a)	30,400	1,149
NTL, Inc. (a)	193,100	11,920
Pride International, Inc. (a)	27,900	457
Smith International, Inc. (a)	20,000	745
Synthes-Stratec, Inc.	3,119	2,852
Transocean, Inc. (a)	176,300	3,383
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United States of America - continued
Tyco International Ltd.	159,900	$ 3,339
Weatherford International Ltd. (a)	91,000	3,162
TOTAL UNITED STATES OF AMERICA		59,330
TOTAL COMMON STOCKS (Cost $1,119,498)		1,206,919
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
Fresenius Medical Care AG	97,260	3,977
Porsche AG (non-vtg.)	9,300	4,552
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,772)		8,529
Nonconvertible Bonds - 0.6%
	Principal Amount (000s)
United Kingdom - 0.6%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	$ 1,335	591
0% 2/1/10 (c)(d)	500	201
9.875% 2/1/10 (c)	3,435	1,769
Telewest PLC:
11% 10/1/07 (c)	6,625	3,578
yankee 9.625% 10/1/06 (c)	2,365	1,253
TOTAL NONCONVERTIBLE BONDS (Cost $6,769)		7,392
Money Market Funds - 14.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.07% (b)	136,867,942	$ 136,868
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	53,385,653	53,386
TOTAL MONEY MARKET FUNDS (Cost $190,254)		190,254
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $1,324,293)		1,413,094
NET OTHER ASSETS - (4.6)%		(61,750)
NET ASSETS - 100%		$ 1,351,344
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,165,000 or 0.2% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,041,025,000 and $1,225,544,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $6,560,000. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $356,453,000 of which $211,472,000 and $144,981,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $51,163) (cost $1,324,293) - See accompanying schedule		$ 1,413,094
Cash		672
Foreign currency held at value (cost $10,193)		10,334
Receivable for investments sold		45
Receivable for fund shares sold		1,768
Dividends receivable		1,526
Interest receivable		54
Prepaid expenses		6
Other receivables		34
Total assets		1,427,533

Liabilities
Payable for investments purchased Regular delivery	$ 16,877
Delayed delivery	823
Payable for fund shares redeemed	2,094
Accrued management fee	716
Distribution fees payable	557
Other payables and accrued expenses	1,736
Collateral on securities loaned, at value	53,386
Total liabilities		76,189

Net Assets		$ 1,351,344
Net Assets consist of:
Paid in capital		$ 1,633,744
Undistributed net investment income		5,713
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(375,619)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		87,506
Net Assets		$ 1,351,344

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,329 ÷ 4,743 shares)	$ 14.41

Maximum offering price per share (100/94.25 of $14.41)	$ 15.29
Class T: Net Asset Value and redemption price per share ($1,113,576 ÷ 76,239 shares)	$ 14.61

Maximum offering price per share (100/96.50 of $14.61)	$ 15.14
Class B: Net Asset Value and offering price per share ($59,322 ÷ 4,275.49 shares) A	$ 13.87

Class C: Net Asset Value and offering price per share ($40,630 ÷ 2,879 shares) A	$ 14.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($69,487 ÷ 4,760 shares)	$ 14.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends		$ 19,818
Interest		962
Security lending		682
		21,462
Less foreign taxes withheld		(2,065)
Total income		19,397

Expenses
Management fee Basic fee	$ 8,201
Performance adjustment	(1,614)
Transfer agent fees	3,203
Distribution fees	5,645
Accounting fees and expenses	591
Non-interested trustees' compensation	4
Custodian fees and expenses	421
Registration fees	96
Audit	71
Legal	46
Interest	1
Miscellaneous	21
Total expenses before reductions	16,686
Expense reductions	(494)	16,192
Net investment income (loss)		3,205
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $463)	63,118
Foreign currency transactions	30
Total net realized gain (loss)		63,148
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $1,458)	254,170
Assets and liabilities in foreign currencies	222
Total change in net unrealized appreciation (depreciation)		254,392
Net gain (loss)		317,540
Net increase (decrease) in net assets resulting from operations		$ 320,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,205	$ (934)
Net realized gain (loss)	63,148	(146,183)
Change in net unrealized appreciation (depreciation)	254,392	(54,978)
Net increase (decrease) in net assets resulting from operations	320,745	(202,095)
Share transactions - net increase (decrease)	(95,223)	(103,769)
Total increase (decrease) in net assets	225,522	(305,864)

Net Assets
Beginning of period	1,125,822	1,431,686
End of period (including undistributed net investment income of $5,713 and distributions in excess of net investment income of $1,032, respectively)	$ 1,351,344	$ 1,125,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 12.90	$ 19.88	$ 20.59	$ 16.32
Income from Investment Operations
Net investment income (loss) C	.05	.01	.06	.06 D	.10
Net realized and unrealized gain (loss)	3.35	(1.90)	(4.89)	.38	4.42
Total from investment operations	3.40	(1.89)	(4.83)	.44	4.52
Distributions from net investment income	-	-	(.43)	(.08)	(.11)
Distributions in excess of net investment income	-	-	-	(.09)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(2.15)	(1.15)	(.25)
Net asset value, end of period	$ 14.41	$ 11.01	$ 12.90	$ 19.88	$ 20.59
Total Return A, B	30.88%	(14.65)%	(27.16)%	1.78%	28.05%
Ratios to Average Net Assets E
Expenses before expense reductions	1.34%	1.56%	1.46%	1.49%	1.55%
Expenses net of voluntary waivers, if any	1.34%	1.56%	1.46%	1.49%	1.55%
Expenses net of all reductions	1.30%	1.52%	1.41%	1.46%	1.52%
Net investment income (loss)	.43%	.07%	.40%	.28%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 68	$ 44	$ 46	$ 44	$ 23
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.18	$ 13.11	$ 20.13	$ 20.83	$ 16.48
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.04	.02 D	.07
Net realized and unrealized gain (loss)	3.39	(1.92)	(4.99)	.39	4.46
Total from investment operations	3.43	(1.93)	(4.95)	.41	4.53
Distributions from net investment income	-	-	(.35)	(.06)	(.04)
Distributions in excess of net investment income	-	-	-	(.07)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(2.07)	(1.11)	(.18)
Net asset value, end of period	$ 14.61	$ 11.18	$ 13.11	$ 20.13	$ 20.83
Total Return A, B	30.68%	(14.72)%	(27.33)%	1.62%	27.74%
Ratios to Average Net Assets E
Expenses before expense reductions	1.46%	1.68%	1.62%	1.67%	1.72%
Expenses net of voluntary waivers, if any	1.46%	1.68%	1.62%	1.67%	1.72%
Expenses net of all reductions	1.42%	1.64%	1.57%	1.65%	1.69%
Net investment income (loss)	.31%	(.05) %	.24%	.10%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 1,114	$ 928	$ 1,185	$ 1,678	$ 1,480
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 12.63	$ 19.49	$ 20.25	$ 16.08
Income from Investment Operations
Net investment income (loss) C	(.06)	(.08)	(.06)	(.11) D	(.03)
Net realized and unrealized gain (loss)	3.22	(1.84)	(4.83)	.39	4.34
Total from investment operations	3.16	(1.92)	(4.89)	.28	4.31
Distributions from net investment income	-	-	(.25)	(.03)	-
Distributions in excess of net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(1.97)	(1.04)	(.14)
Net asset value, end of period	$ 13.87	$ 10.71	$ 12.63	$ 19.49	$ 20.25
Total Return A, B	29.51%	(15.20)%	(27.83)%	1.02%	27.00%
Ratios to Average Net Assets E
Expenses before expense reductions	2.27%	2.43%	2.27%	2.27%	2.30%
Expenses net of voluntary waivers, if any	2.27%	2.30%	2.27%	2.27%	2.29%
Expenses net of all reductions	2.22%	2.26%	2.23%	2.25%	2.26%
Net investment income (loss)	(.49)%	(.66)%	(.42)%	(.50)%	(.18)%
Supplemental Data
Net assets, end of period (in millions)	$ 59	$ 53	$ 80	$ 125	$ 89
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 12.84	$ 19.80	$ 20.58	$ 16.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.08)	(.05)	(.10) D	(.02)
Net realized and unrealized gain (loss)	3.28	(1.88)	(4.89)	.39	4.43
Total from investment operations	3.23	(1.96)	(4.94)	.29	4.41
Distributions from net investment income	-	-	(.30)	(.04)	(.06)
Distributions in excess of net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(2.02)	(1.07)	(.20)
Net asset value, end of period	$ 14.11	$ 10.88	$ 12.84	$ 19.80	$ 20.58
Total Return A, B	29.69%	(15.26)%	(27.70)%	1.05%	27.21%
Ratios to Average Net Assets E
Expenses before expense reductions	2.17%	2.34%	2.19%	2.22%	2.25%
Expenses net of voluntary waivers, if any	2.17%	2.30%	2.19%	2.22%	2.25%
Expenses net of all reductions	2.13%	2.26%	2.14%	2.20%	2.22%
Net investment income (loss)	(.40)%	(.66)%	(.34)%	(.45)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 36	$ 52	$ 76	$ 35
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.11	$ 12.97	$ 19.95	$ 20.62	$ 16.36
Income from Investment Operations
Net investment income (loss) B	.10	.06	.12	.14 C	.17
Net realized and unrealized gain (loss)	3.39	(1.92)	(4.91)	.38	4.39
Total from investment operations	3.49	(1.86)	(4.79)	.52	4.56
Distributions from net investment income	-	-	(.47)	(.10)	(.16)
Distributions in excess of net investment income	-	-	-	(.11)	-
Distributions from net realized gain	-	-	(1.72)	(.98)	(.14)
Total distributions	-	-	(2.19)	(1.19)	(.30)
Net asset value, end of period	$ 14.60	$ 11.11	$ 12.97	$ 19.95	$ 20.62
Total Return A	31.41%	(14.34)%	(26.89)%	2.18%	28.30%
Ratios to Average Net Assets D
Expenses before expense reductions	.93%	1.14%	1.06%	1.13%	1.18%
Expenses net of voluntary waivers, if any	.93%	1.14%	1.06%	1.13%	1.18%
Expenses net of all reductions	.89%	1.10%	1.02%	1.11%	1.15%
Net investment income (loss)	.84%	.49%	.79%	.63%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 63	$ 69	$ 90	$ 90
Portfolio turnover rate	99%	73%	99%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Annual Report

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 157,832	|
Unrealized depreciation	(92,965)
Net unrealized appreciation (depreciation)	64,867
Undistributed ordinary income	9,186
Capital loss carryforward	(356,453)
Cost for federal income tax purposes	$ 1,348,227

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 30 days will be subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Annual Report

Repurchase Agreements - continued

counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Annual Report

Management Fee - continued

net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 136	$ -	$ 2
Class T	.25%	.25%	4,641	26	45
Class B	.75%	.25%	512	384	-
Class C	.75%	.25%	356	18	-
			$ 5,645	$ 428	$ 47

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12
Class T	19
Class B*	123
Class C*	24
$ 178

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 208.39
Class T	2,393.26
Class B	293.57
Class C	169.47
Institutional Class	140.23
	$ 3,203

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $650 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 446	$ 1
Class A	2	-	-
Class T	45	-	-
	$ 47	$ 446	$ 1

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 26% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2003	2002	2003	2002
Class A
Shares sold	12,415	9,250	$ 145,269	$ 120,262
Shares redeemed	(11,712)	(8,748)	(137,635)	(114,908)
Net increase (decrease)	703	502	$ 7,634	$ 5,354
Class T
Shares sold	40,894	34,800	$ 489,390	$ 449,377
Shares redeemed	(47,699)	(42,125)	(568,651)	(538,683)
Net increase (decrease)	(6,805)	(7,325)	$ (79,261)	$ (89,306)
Class B
Shares sold	460	738	$ 5,148	$ 9,282
Shares redeemed	(1,176)	(2,060)	(12,818)	(25,749)
Net increase (decrease)	(716)	(1,322)	$ (7,670)	$ (16,467)
Class C
Shares sold	1,424	967	$ 16,568	$ 12,444
Shares redeemed	(1,891)	(1,683)	(21,771)	(21,549)
Net increase (decrease)	(467)	(716)	$ (5,203)	$ (9,105)
Institutional Class
Shares sold	7,107	5,939	$ 81,168	$ 77,765
Shares redeemed	(8,025)	(5,590)	(91,891)	(72,010)
Net increase (decrease)	(918)	349	$ (10,723)	$ 5,755

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Advisor Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard R. Mace, Jr. (41)
Year of Election or Appointment: 1996 Vice President of Advisor Overseas. Mr. Mace is also Vice President of other funds advised by FMR.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Overseas. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1990 Assistant Treasurer of Advisor Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

OSI-UANN-1203
1.784768.100

Fidelity® Advisor

Value Leaders

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Investment Summary	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Average annual total returns take Fidelity® Advisor Value Leaders - Class T cumulative total return and show you what would have happened if Fidelity Advisor Value Leaders - Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next annual report.

Annual Report

Investment Summary

Top Ten Stocks as of October 31, 2003
% of fund's net assets
Citigroup, Inc.	3.4
Bank of America Corp.	2.5
American International Group, Inc.	2.4
Verizon Communications, Inc.	2.2
Bank One Corp.	2.1
Tyco International Ltd.	2.0
Morgan Stanley	2.0
Merck & Co., Inc.	2.0
Merrill Lynch & Co., Inc.	1.8
Exxon Mobil Corp.	1.8
22.2
Top Five Market Sectors as of October 31, 2003
% of fund's net assets
Financials	29.4
Consumer Discretionary	13.6
Industrials	11.3
Information Technology	10.9
Energy	9.8
Asset Allocation (% of fund's net assets)
As of October 31, 2003 *
Stocks 101.2%
Short-Term Investments and Net Other Assets** (1.2)%

* Foreign investments 3.7%
** Short term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 101.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.0%
LKQ Corp. (a)	100	$ 1,730
Automobiles - 0.1%
Harley-Davidson, Inc.	100	4,741
Hotels, Restaurants & Leisure - 2.3%
Darden Restaurants, Inc.	500	10,475
Hilton Hotels Corp.	800	12,672
McDonald's Corp.	3,600	90,036
Outback Steakhouse, Inc.	200	8,400
Six Flags, Inc. (a)	2,800	16,576
		138,159
Household Durables - 1.5%
KB Home	600	41,094
Leggett & Platt, Inc.	500	10,445
Sony Corp. sponsored ADR	600	21,120
Techtronic Industries Co.	6,000	16,534
		89,193
Leisure Equipment & Products - 0.3%
Eastman Kodak Co.	400	9,772
MarineMax, Inc. (a)	300	5,736
		15,508
Media - 6.3%
Cablevision Systems Corp. - NY Group Class A (a)	700	14,140
Clear Channel Communications, Inc.	920	37,554
Comcast Corp. Class A (a)	500	16,960
Emmis Communications Corp. Class A (a)	700	15,526
Fox Entertainment Group, Inc. Class A (a)	900	24,930
General Motors Corp. Class H (a)	1,500	24,645
Liberty Media Corp. Class A (a)	2,600	26,234
Reader's Digest Association, Inc. (non-vtg.)	600	8,838
Time Warner, Inc. (a)	5,400	82,566
Viacom, Inc. Class B (non-vtg.)	1,300	51,831
Walt Disney Co.	3,000	67,920
		371,144
Multiline Retail - 0.7%
Kohl's Corp. (a)	250	14,018
Nordstrom, Inc.	500	15,245
Saks, Inc. (a)	700	9,730
ShopKo Stores, Inc. (a)	300	4,644
		43,637
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.2%
AutoNation, Inc. (a)	400	$ 7,480
AutoZone, Inc. (a)	100	9,610
CarMax, Inc. (a)	320	10,083
Home Depot, Inc.	1,700	63,019
Lowe's Companies, Inc.	200	11,786
Select Comfort Corp. (a)	200	6,260
Sonic Automotive, Inc. Class A	800	18,160
		126,398
Textiles Apparel & Luxury Goods - 0.2%
Reebok International Ltd.	300	11,685
TOTAL CONSUMER DISCRETIONARY		802,195
CONSUMER STAPLES - 4.9%
Beverages - 0.4%
The Coca-Cola Co.	560	25,984
Food & Staples Retailing - 0.6%
CVS Corp.	400	14,072
Safeway, Inc. (a)	1,100	23,210
		37,282
Food Products - 0.4%
Del Monte Foods Co. (a)	500	4,755
Interstate Bakeries Corp.	400	5,872
Tyson Foods, Inc. Class A	800	11,416
		22,043
Household Products - 1.9%
Colgate-Palmolive Co.	400	21,276
Procter & Gamble Co.	900	88,461
		109,737
Personal Products - 0.9%
Avon Products, Inc.	300	20,388
Gillette Co.	1,080	34,452
		54,840
Tobacco - 0.7%
Altria Group, Inc.	880	40,920
TOTAL CONSUMER STAPLES		290,806
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 9.8%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	500	$ 14,130
ENSCO International, Inc.	1,810	47,694
National-Oilwell, Inc. (a)	400	7,628
Pride International, Inc. (a)	1,100	18,018
Smith International, Inc. (a)	600	22,338
Transocean, Inc. (a)	400	7,676
Weatherford International Ltd. (a)	1,630	56,643
		174,127
Oil & Gas - 6.9%
Amerada Hess Corp.	200	10,324
Apache Corp.	400	27,888
BP PLC sponsored ADR	400	16,952
Burlington Resources, Inc.	1,100	53,504
ChevronTexaco Corp.	1,340	99,562
ConocoPhillips	800	45,720
EnCana Corp.	200	6,867
Exxon Mobil Corp.	2,900	106,082
Murphy Oil Corp.	120	7,078
Occidental Petroleum Corp.	500	17,630
Valero Energy Corp.	300	12,810
		404,417
TOTAL ENERGY		578,544
FINANCIALS - 29.4%
Capital Markets - 7.3%
Bank of New York Co., Inc.	1,700	53,023
Bear Stearns Companies, Inc.	300	22,875
J.P. Morgan Chase & Co.	2,200	78,980
Lehman Brothers Holdings, Inc.	600	43,200
Merrill Lynch & Co., Inc.	1,800	106,560
Morgan Stanley	2,200	120,714
National Financial Partners Corp.	100	2,710
		428,062
Commercial Banks - 8.4%
Bank of America Corp.	1,950	147,674
Bank One Corp.	2,900	123,105
Banknorth Group, Inc.	400	12,528
Fifth Third Bancorp	500	28,980
FleetBoston Financial Corp.	1,600	64,624
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Valley National Bancorp	600	$ 17,550
Wachovia Corp.	400	18,348
Wells Fargo & Co.	1,500	84,480
		497,289
Consumer Finance - 0.5%
MBNA Corp.	1,200	29,700
Diversified Financial Services - 4.1%
CIT Group, Inc.	800	26,896
Citigroup, Inc.	4,200	199,078
Deutsche Boerse AG	285	15,788
		241,762
Insurance - 6.0%
ACE Ltd.	400	14,400
AFLAC, Inc.	500	18,240
Allianz AG sponsored ADR	600	6,474
Allstate Corp.	600	23,700
AMBAC Financial Group, Inc.	310	21,929
American International Group, Inc.	2,300	139,909
Conseco, Inc. (a)	800	16,320
Hartford Financial Services Group, Inc.	500	27,450
Montpelier Re Holdings Ltd.	100	3,312
Nationwide Financial Services, Inc. Class A	200	6,794
The Chubb Corp.	200	13,362
Travelers Property Casualty Corp. Class B	1,900	31,103
UnumProvident Corp.	1,100	18,007
XL Capital Ltd. Class A	200	13,900
		354,900
Real Estate - 0.6%
Apartment Investment & Management Co. Class A	200	8,180
iStar Financial, Inc.	500	19,030
Manufactured Home Communities, Inc.	150	5,700
		32,910
Thrifts & Mortgage Finance - 2.5%
Fannie Mae	460	32,977
Freddie Mac	400	22,452
Golden West Financial Corp., Delaware	120	12,052
New York Community Bancorp, Inc.	400	14,480
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Sovereign Bancorp, Inc.	2,900	$ 60,349
The PMI Group, Inc.	200	7,646
		149,956
TOTAL FINANCIALS		1,734,579
HEALTH CARE - 7.3%
Biotechnology - 0.3%
Alkermes, Inc. (a)	600	7,782
Cephalon, Inc. (a)	200	9,392
		17,174
Health Care Equipment & Supplies - 1.8%
Bausch & Lomb, Inc.	300	14,448
Baxter International, Inc.	2,140	56,881
Edwards Lifesciences Corp. (a)	200	5,800
Fisher Scientific International, Inc. (a)	300	12,075
St. Jude Medical, Inc. (a)	300	17,448
		106,652
Health Care Providers & Services - 0.9%
HealthSouth Corp. (a)	3,100	8,773
IMS Health, Inc.	300	7,059
PacifiCare Health Systems, Inc. (a)	150	8,925
UnitedHealth Group, Inc.	500	25,440
WebMD Corp. (a)	596	4,643
		54,840
Pharmaceuticals - 4.3%
Angiotech Pharmaceuticals, Inc. (a)	100	4,582
AstraZeneca PLC sponsored ADR	200	9,536
Biovail Corp. (a)	200	4,812
Eli Lilly & Co.	100	6,662
Forest Laboratories, Inc. (a)	600	30,006
Johnson & Johnson	300	15,099
Merck & Co., Inc.	2,700	119,475
Schering-Plough Corp.	3,940	60,164
		250,336
TOTAL HEALTH CARE		429,002
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.3%
Aerospace & Defense - 2.9%
BE Aerospace, Inc. (a)	1,100	$ 6,204
Boeing Co.	300	11,547
Bombardier, Inc. Class B (sub. vtg.)	2,600	11,674
Goodrich Corp.	300	8,286
Honeywell International, Inc.	1,000	30,610
Lockheed Martin Corp.	1,200	55,632
Northrop Grumman Corp.	200	17,880
United Defense Industries, Inc. (a)	200	6,480
United Technologies Corp.	300	25,407
		173,720
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	160	6,006
Airlines - 0.8%
AirTran Holdings, Inc. (a)	600	9,726
Northwest Airlines Corp. (a)	800	10,952
Ryanair Holdings PLC sponsored ADR (a)	200	10,300
Southwest Airlines Co.	800	15,520
		46,498
Building Products - 0.7%
Masco Corp.	1,200	33,000
Trex Co., Inc. (a)	200	7,400
		40,400
Commercial Services & Supplies - 1.6%
Cintas Corp.	600	25,596
Copart, Inc. (a)	500	6,235
IKON Office Solutions, Inc.	900	7,560
Monster Worldwide, Inc. (a)	400	10,188
Republic Services, Inc.	200	4,650
Robert Half International, Inc. (a)	900	21,249
Waste Management, Inc.	700	18,144
		93,622
Construction & Engineering - 0.3%
Chicago Bridge & Iron Co. NV	200	5,450
Granite Construction, Inc.	600	11,994
		17,444
Industrial Conglomerates - 2.9%
3M Co.	420	33,125
General Electric Co.	180	5,222
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	200	$ 9,938
Tyco International Ltd.	5,800	121,104
		169,389
Machinery - 1.2%
Caterpillar, Inc.	160	11,725
Cummins, Inc.	100	4,740
Eaton Corp.	100	10,024
Manitowoc Co., Inc.	600	13,020
Parker Hannifin Corp.	400	20,388
Timken Co.	500	8,390
		68,287
Road & Rail - 0.6%
CSX Corp.	250	7,955
Overnite Corp.	200	4,432
Union Pacific Corp.	400	25,040
		37,427
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	270	12,361
TOTAL INDUSTRIALS		665,154
INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	600	12,588
Motorola, Inc.	4,600	62,238
Scientific-Atlanta, Inc.	200	5,920
Sonus Networks, Inc. (a)	200	1,642
Telefonaktiebolaget LM Ericsson ADR (a)	1,000	17,080
		99,468
Computers & Peripherals - 3.0%
Hewlett-Packard Co.	4,200	93,702
International Business Machines Corp.	320	28,634
SanDisk Corp. (a)	280	22,568
Seagate Technology	350	8,043
Sun Microsystems, Inc. (a)	6,300	24,948
		177,895
Electronic Equipment & Instruments - 1.7%
Agilent Technologies, Inc. (a)	1,400	34,888
Amphenol Corp. Class A (a)	200	11,750
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Celestica, Inc. (sub. vtg.) (a)	500	$ 7,091
PerkinElmer, Inc.	600	10,806
Tech Data Corp. (a)	200	6,584
Thermo Electron Corp. (a)	500	10,990
Waters Corp. (a)	500	15,715
		97,824
Internet Software & Services - 0.1%
Ariba, Inc. (a)	2,600	8,450
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	190	9,297
Computer Sciences Corp. (a)	350	13,867
First Data Corp.	500	17,850
The BISYS Group, Inc. (a)	900	12,870
		53,884
Office Electronics - 0.2%
Xerox Corp. (a)	1,200	12,600
Semiconductors & Semiconductor Equipment - 2.1%
Agere Systems, Inc. Class B (a)	3,300	11,187
Applied Materials, Inc. (a)	800	18,696
Cabot Microelectronics Corp. (a)	400	22,800
Intel Corp.	520	17,186
MEMC Electronic Materials, Inc. (a)	400	4,480
Micron Technology, Inc. (a)	600	8,604
National Semiconductor Corp. (a)	200	8,126
Samsung Electronics Co. Ltd.	28	11,120
Texas Instruments, Inc.	800	23,136
		125,335
Software - 1.2%
Autodesk, Inc.	500	9,625
BEA Systems, Inc. (a)	300	4,170
Microsoft Corp.	1,300	33,995
Network Associates, Inc. (a)	1,300	18,109
Vastera, Inc. (a)	1,200	4,440
		70,339
TOTAL INFORMATION TECHNOLOGY		645,795
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 5.1%
Chemicals - 2.0%
Dow Chemical Co.	1,500	$ 56,535
E.I. du Pont de Nemours & Co.	400	16,160
Lyondell Chemical Co.	700	10,010
Olin Corp.	500	8,705
Praxair, Inc.	400	27,832
		119,242
Containers & Packaging - 0.5%
Ball Corp.	100	5,620
Owens-Illinois, Inc. (a)	1,600	19,680
Smurfit-Stone Container Corp. (a)	400	6,200
		31,500
Metals & Mining - 1.6%
Alcoa, Inc.	900	28,413
Companhia Vale do Rio Doce sponsored ADR	200	9,150
Freeport-McMoRan Copper & Gold, Inc. Class B	200	7,750
Massey Energy Co.	1,300	18,070
Newmont Mining Corp. Holding Co.	150	6,567
Nucor Corp.	400	21,932
		91,882
Paper & Forest Products - 1.0%
Bowater, Inc.	400	16,332
Georgia-Pacific Corp.	200	5,256
International Paper Co.	900	35,415
		57,003
TOTAL MATERIALS		299,627
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 4.3%
Citizens Communications Co. (a)	1,300	16,185
Covad Communications Group, Inc. (a)	2,200	9,636
NTL, Inc. (a)	600	37,038
Qwest Communications International, Inc. (a)	1,200	4,236
SBC Communications, Inc.	1,700	40,766
TELUS Corp. (non-vtg.)	840	14,710
Verizon Communications, Inc.	3,900	131,040
		253,611
Wireless Telecommunication Services - 0.9%
At Road, Inc. (a)	700	9,030
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Crown Castle International Corp. (a)	1,800	$ 22,788
Nextel Communications, Inc. Class A (a)	900	21,780
		53,598
TOTAL TELECOMMUNICATION SERVICES		307,209
UTILITIES - 3.7%
Electric Utilities - 3.3%
Allegheny Energy, Inc. (a)	600	6,348
Edison International (a)	200	3,942
Entergy Corp.	500	26,950
Exelon Corp.	200	12,690
FirstEnergy Corp.	1,000	34,390
FPL Group, Inc.	200	12,748
PG&E Corp. (a)	1,000	24,450
Southern Co.	1,200	35,760
Texas Genco Holdings, Inc.	200	5,980
TXU Corp.	1,100	25,102
Xcel Energy, Inc.	600	9,840
		198,200
Multi-Utilities & Unregulated Power - 0.4%
AES Corp. (a)	1,800	15,750
Reliant Resources, Inc. (a)	1,200	5,940
		21,690
TOTAL UTILITIES		219,890
TOTAL COMMON STOCKS (Cost $5,743,703)		5,972,801
Cash Equivalents - 0.9%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1%, dated 10/31/03 due 11/3/03) (Cost $50,000)	50,004	$ 50,000
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $5,793,703)		6,022,801
NET OTHER ASSETS - (2.1)%		(121,652)
NET ASSETS - 100%		$ 5,901,149
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $7,920,613 and $2,165,242, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $434 for the period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including repurchase agreements of $50,000) (cost $5,793,703) - See accompanying schedule		$ 6,022,801
Cash		525
Receivable for investments sold		115,577
Receivable for fund shares sold		1,245
Dividends receivable		6,681
Prepaid expenses		52,613
Receivable from investment adviser for expense reductions		17,371
Total assets		6,216,813

Liabilities
Payable for investments purchased	$ 189,904
Accrued management fee	2,808
Distribution fees payable	2,666
Other payables and accrued expenses	120,286
Total liabilities		315,664

Net Assets		$ 5,901,149
Net Assets consist of:
Paid in capital		$ 5,688,745
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,694)
Net unrealized appreciation (depreciation) on investments		229,098
Net Assets		$ 5,901,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,122,665 ÷ 108,230 shares)	$ 10.37

Maximum offering price per share (100/94.25 of $10.37)	$ 11.00
Class T: Net Asset Value and redemption price per share ($1,545,737 ÷ 149,157 shares)	$ 10.36

Maximum offering price per share (100/96.50 of $10.36)	$ 10.74
Class B: Net Asset Value and offering price per share ($1,125,245 ÷ 108,790 shares) A	$ 10.34

Class C: Net Asset Value and offering price per share ($1,069,194 ÷ 103,373 shares) A	$ 10.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,038,308 ÷ 100,001 shares)	$ 10.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	June 17, 2003 (commencement of operations) to October 31, 2003

Investment Income
Dividends		$ 33,101
Interest		839
Total income		33,940

Expenses
Management fee	$ 11,336
Transfer agent fees	3,917
Distribution fees	10,732
Accounting fees and expenses	23,185
Non-interested trustees' compensation	7
Custodian fees and expenses	7,116
Registration fees	35,356
Audit	25,692
Total expenses before reductions	117,341
Expense reductions	(76,377)	40,964
Net investment income (loss)		(7,024)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,493)
Foreign currency transactions	(55)
Total net realized gain (loss)		(11,548)
Change in net unrealized appreciation (depreciation) on investment securities		229,098
Net gain (loss)		217,550
Net increase (decrease) in net assets resulting from operations		$ 210,526

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

June 17, 2003 (commencement of operations) to October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,024)
Net realized gain (loss)	(11,548)
Change in net unrealized appreciation (depreciation)	229,098
Net increase (decrease) in net assets resulting from operations	210,526
Share transactions - net increase (decrease)	5,690,623
Total increase (decrease) in net assets	5,901,149

Net Assets
Beginning of period	-
End of period	$ 5,901,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.37
Total from investment operations	.37
Net asset value, end of period	$ 10.37
Total Return B, C, D	3.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	5.52% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,123
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than .01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	.37
Total from investment operations	.36
Net asset value, end of period	$ 10.36
Total Return B, C, D	3.60%
Ratios to Average Net Assets G
Expenses before expense reductions	5.77% A
Expenses net of voluntary waivers, if any	2.00% A
Expenses net of all reductions	1.98% A
Net investment income (loss)	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,546
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	.37
Total from investment operations	.34
Net asset value, end of period	$ 10.34
Total Return B, C, D	3.40%
Ratios to Average Net Assets G
Expenses before expense reductions	6.24% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.48% A
Net investment income (loss)	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,125
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	.37
Total from investment operations	.34
Net asset value, end of period	$ 10.34
Total Return B, C, D	3.40%
Ratios to Average Net Assets G
Expenses before expense reductions	6.24% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.48% A
Net investment income (loss)	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,069
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.37
Total from investment operations	.38
Net asset value, end of period	$ 10.38
Total Return B, C	3.80%
Ratios to Average Net Assets F
Expenses before expense reductions	5.27% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,038
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to October 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Value Leaders Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method.. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 391,047	|
Unrealized depreciation	(178,644)
Net unrealized appreciation (depreciation)	212,403
Cost for federal income tax purposes	$ 5,810,398

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

(FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-	.25%	$ 956	$ 926
Class T	.25%	.25%	2,226	1,839
Class B	.75%	.25%	3,817	3,787
Class C	.75%	.25%	3,733	3,720
			$ 10,732	$ 10,272

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 358
Class T	559
Class B*	-
Class C*	-
$ 917

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 777.20
Class T	957.21
Class B	765.19
Class C	715.19
Institutional Class	703.18
	$ 3,917

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 14,917
Class T	2.00%	17,442
Class B	2.50%	14,783
Class C	2.50%	14,415
Institutional Class	1.50%	14,440
		$ 75,997

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 349	$ 31

Annual Report

6. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 88% of the total outstanding shares of the fund.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	June 17, 2003 (commencement of operations) to October 31, 2003	June 17, 2003 (commencement of operations) to October 31, 2003
Class A
Shares sold	108,230	$ 1,082,566
Net increase (decrease)	108,230	$ 1,082,566
Class T
Shares sold	150,758	$ 1,501,803
Shares redeemed	(1,601)	(15,902)
Net increase (decrease)	149,157	$ 1,485,901
Class B
Shares sold	108,790	$ 1,088,261
Net increase (decrease)	108,790	$ 1,088,261
Class C
Shares sold	103,373	$ 1,033,885
Net increase (decrease)	103,373	$ 1,033,885
Institutional Class
Shares sold	100,001	$ 1,000,010
Net increase (decrease)	100,001	$ 1,000,010

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Leaders (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (44)

Year of Election or Appointment: 2003

Vice President of Advisor Value Leaders. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (54)

Year of Election or Appointment: 2003

Secretary of Advisor Value Leaders. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Leaders. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2003

President and Treasurer of Advisor Value Leaders. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2003

Chief Financial Officer of Advisor Value Leaders. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Leaders. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value Leaders. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value Leaders. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AVLF-UANN-1203
1.793576.100

Fidelity® Advisor

Value Leaders

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Investment Summary	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Average annual total returns take Fidelity® Advisor Value Leaders - Institutional Class cumulative total return and show you what would have happened if Fidelity Advisor Value Leaders - Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next annual report.

Annual Report

Investment Summary

Top Ten Stocks as of October 31, 2003
% of fund's net assets
Citigroup, Inc.	3.4
Bank of America Corp.	2.5
American International Group, Inc.	2.4
Verizon Communications, Inc.	2.2
Bank One Corp.	2.1
Tyco International Ltd.	2.0
Morgan Stanley	2.0
Merck & Co., Inc.	2.0
Merrill Lynch & Co., Inc.	1.8
Exxon Mobil Corp.	1.8
22.2
Top Five Market Sectors as of October 31, 2003
% of fund's net assets
Financials	29.4
Consumer Discretionary	13.6
Industrials	11.3
Information Technology	10.9
Energy	9.8
Asset Allocation (% of fund's net assets)
As of October 31, 2003 *
Stocks 101.2%
Short-Term Investments and Net Other Assets** (1.2)%

* Foreign investments 3.7%
** Short term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 101.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.0%
LKQ Corp. (a)	100	$ 1,730
Automobiles - 0.1%
Harley-Davidson, Inc.	100	4,741
Hotels, Restaurants & Leisure - 2.3%
Darden Restaurants, Inc.	500	10,475
Hilton Hotels Corp.	800	12,672
McDonald's Corp.	3,600	90,036
Outback Steakhouse, Inc.	200	8,400
Six Flags, Inc. (a)	2,800	16,576
		138,159
Household Durables - 1.5%
KB Home	600	41,094
Leggett & Platt, Inc.	500	10,445
Sony Corp. sponsored ADR	600	21,120
Techtronic Industries Co.	6,000	16,534
		89,193
Leisure Equipment & Products - 0.3%
Eastman Kodak Co.	400	9,772
MarineMax, Inc. (a)	300	5,736
		15,508
Media - 6.3%
Cablevision Systems Corp. - NY Group Class A (a)	700	14,140
Clear Channel Communications, Inc.	920	37,554
Comcast Corp. Class A (a)	500	16,960
Emmis Communications Corp. Class A (a)	700	15,526
Fox Entertainment Group, Inc. Class A (a)	900	24,930
General Motors Corp. Class H (a)	1,500	24,645
Liberty Media Corp. Class A (a)	2,600	26,234
Reader's Digest Association, Inc. (non-vtg.)	600	8,838
Time Warner, Inc. (a)	5,400	82,566
Viacom, Inc. Class B (non-vtg.)	1,300	51,831
Walt Disney Co.	3,000	67,920
		371,144
Multiline Retail - 0.7%
Kohl's Corp. (a)	250	14,018
Nordstrom, Inc.	500	15,245
Saks, Inc. (a)	700	9,730
ShopKo Stores, Inc. (a)	300	4,644
		43,637
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.2%
AutoNation, Inc. (a)	400	$ 7,480
AutoZone, Inc. (a)	100	9,610
CarMax, Inc. (a)	320	10,083
Home Depot, Inc.	1,700	63,019
Lowe's Companies, Inc.	200	11,786
Select Comfort Corp. (a)	200	6,260
Sonic Automotive, Inc. Class A	800	18,160
		126,398
Textiles Apparel & Luxury Goods - 0.2%
Reebok International Ltd.	300	11,685
TOTAL CONSUMER DISCRETIONARY		802,195
CONSUMER STAPLES - 4.9%
Beverages - 0.4%
The Coca-Cola Co.	560	25,984
Food & Staples Retailing - 0.6%
CVS Corp.	400	14,072
Safeway, Inc. (a)	1,100	23,210
		37,282
Food Products - 0.4%
Del Monte Foods Co. (a)	500	4,755
Interstate Bakeries Corp.	400	5,872
Tyson Foods, Inc. Class A	800	11,416
		22,043
Household Products - 1.9%
Colgate-Palmolive Co.	400	21,276
Procter & Gamble Co.	900	88,461
		109,737
Personal Products - 0.9%
Avon Products, Inc.	300	20,388
Gillette Co.	1,080	34,452
		54,840
Tobacco - 0.7%
Altria Group, Inc.	880	40,920
TOTAL CONSUMER STAPLES		290,806
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 9.8%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	500	$ 14,130
ENSCO International, Inc.	1,810	47,694
National-Oilwell, Inc. (a)	400	7,628
Pride International, Inc. (a)	1,100	18,018
Smith International, Inc. (a)	600	22,338
Transocean, Inc. (a)	400	7,676
Weatherford International Ltd. (a)	1,630	56,643
		174,127
Oil & Gas - 6.9%
Amerada Hess Corp.	200	10,324
Apache Corp.	400	27,888
BP PLC sponsored ADR	400	16,952
Burlington Resources, Inc.	1,100	53,504
ChevronTexaco Corp.	1,340	99,562
ConocoPhillips	800	45,720
EnCana Corp.	200	6,867
Exxon Mobil Corp.	2,900	106,082
Murphy Oil Corp.	120	7,078
Occidental Petroleum Corp.	500	17,630
Valero Energy Corp.	300	12,810
		404,417
TOTAL ENERGY		578,544
FINANCIALS - 29.4%
Capital Markets - 7.3%
Bank of New York Co., Inc.	1,700	53,023
Bear Stearns Companies, Inc.	300	22,875
J.P. Morgan Chase & Co.	2,200	78,980
Lehman Brothers Holdings, Inc.	600	43,200
Merrill Lynch & Co., Inc.	1,800	106,560
Morgan Stanley	2,200	120,714
National Financial Partners Corp.	100	2,710
		428,062
Commercial Banks - 8.4%
Bank of America Corp.	1,950	147,674
Bank One Corp.	2,900	123,105
Banknorth Group, Inc.	400	12,528
Fifth Third Bancorp	500	28,980
FleetBoston Financial Corp.	1,600	64,624
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Valley National Bancorp	600	$ 17,550
Wachovia Corp.	400	18,348
Wells Fargo & Co.	1,500	84,480
		497,289
Consumer Finance - 0.5%
MBNA Corp.	1,200	29,700
Diversified Financial Services - 4.1%
CIT Group, Inc.	800	26,896
Citigroup, Inc.	4,200	199,078
Deutsche Boerse AG	285	15,788
		241,762
Insurance - 6.0%
ACE Ltd.	400	14,400
AFLAC, Inc.	500	18,240
Allianz AG sponsored ADR	600	6,474
Allstate Corp.	600	23,700
AMBAC Financial Group, Inc.	310	21,929
American International Group, Inc.	2,300	139,909
Conseco, Inc. (a)	800	16,320
Hartford Financial Services Group, Inc.	500	27,450
Montpelier Re Holdings Ltd.	100	3,312
Nationwide Financial Services, Inc. Class A	200	6,794
The Chubb Corp.	200	13,362
Travelers Property Casualty Corp. Class B	1,900	31,103
UnumProvident Corp.	1,100	18,007
XL Capital Ltd. Class A	200	13,900
		354,900
Real Estate - 0.6%
Apartment Investment & Management Co. Class A	200	8,180
iStar Financial, Inc.	500	19,030
Manufactured Home Communities, Inc.	150	5,700
		32,910
Thrifts & Mortgage Finance - 2.5%
Fannie Mae	460	32,977
Freddie Mac	400	22,452
Golden West Financial Corp., Delaware	120	12,052
New York Community Bancorp, Inc.	400	14,480
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Sovereign Bancorp, Inc.	2,900	$ 60,349
The PMI Group, Inc.	200	7,646
		149,956
TOTAL FINANCIALS		1,734,579
HEALTH CARE - 7.3%
Biotechnology - 0.3%
Alkermes, Inc. (a)	600	7,782
Cephalon, Inc. (a)	200	9,392
		17,174
Health Care Equipment & Supplies - 1.8%
Bausch & Lomb, Inc.	300	14,448
Baxter International, Inc.	2,140	56,881
Edwards Lifesciences Corp. (a)	200	5,800
Fisher Scientific International, Inc. (a)	300	12,075
St. Jude Medical, Inc. (a)	300	17,448
		106,652
Health Care Providers & Services - 0.9%
HealthSouth Corp. (a)	3,100	8,773
IMS Health, Inc.	300	7,059
PacifiCare Health Systems, Inc. (a)	150	8,925
UnitedHealth Group, Inc.	500	25,440
WebMD Corp. (a)	596	4,643
		54,840
Pharmaceuticals - 4.3%
Angiotech Pharmaceuticals, Inc. (a)	100	4,582
AstraZeneca PLC sponsored ADR	200	9,536
Biovail Corp. (a)	200	4,812
Eli Lilly & Co.	100	6,662
Forest Laboratories, Inc. (a)	600	30,006
Johnson & Johnson	300	15,099
Merck & Co., Inc.	2,700	119,475
Schering-Plough Corp.	3,940	60,164
		250,336
TOTAL HEALTH CARE		429,002
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.3%
Aerospace & Defense - 2.9%
BE Aerospace, Inc. (a)	1,100	$ 6,204
Boeing Co.	300	11,547
Bombardier, Inc. Class B (sub. vtg.)	2,600	11,674
Goodrich Corp.	300	8,286
Honeywell International, Inc.	1,000	30,610
Lockheed Martin Corp.	1,200	55,632
Northrop Grumman Corp.	200	17,880
United Defense Industries, Inc. (a)	200	6,480
United Technologies Corp.	300	25,407
		173,720
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	160	6,006
Airlines - 0.8%
AirTran Holdings, Inc. (a)	600	9,726
Northwest Airlines Corp. (a)	800	10,952
Ryanair Holdings PLC sponsored ADR (a)	200	10,300
Southwest Airlines Co.	800	15,520
		46,498
Building Products - 0.7%
Masco Corp.	1,200	33,000
Trex Co., Inc. (a)	200	7,400
		40,400
Commercial Services & Supplies - 1.6%
Cintas Corp.	600	25,596
Copart, Inc. (a)	500	6,235
IKON Office Solutions, Inc.	900	7,560
Monster Worldwide, Inc. (a)	400	10,188
Republic Services, Inc.	200	4,650
Robert Half International, Inc. (a)	900	21,249
Waste Management, Inc.	700	18,144
		93,622
Construction & Engineering - 0.3%
Chicago Bridge & Iron Co. NV	200	5,450
Granite Construction, Inc.	600	11,994
		17,444
Industrial Conglomerates - 2.9%
3M Co.	420	33,125
General Electric Co.	180	5,222
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	200	$ 9,938
Tyco International Ltd.	5,800	121,104
		169,389
Machinery - 1.2%
Caterpillar, Inc.	160	11,725
Cummins, Inc.	100	4,740
Eaton Corp.	100	10,024
Manitowoc Co., Inc.	600	13,020
Parker Hannifin Corp.	400	20,388
Timken Co.	500	8,390
		68,287
Road & Rail - 0.6%
CSX Corp.	250	7,955
Overnite Corp.	200	4,432
Union Pacific Corp.	400	25,040
		37,427
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	270	12,361
TOTAL INDUSTRIALS		665,154
INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	600	12,588
Motorola, Inc.	4,600	62,238
Scientific-Atlanta, Inc.	200	5,920
Sonus Networks, Inc. (a)	200	1,642
Telefonaktiebolaget LM Ericsson ADR (a)	1,000	17,080
		99,468
Computers & Peripherals - 3.0%
Hewlett-Packard Co.	4,200	93,702
International Business Machines Corp.	320	28,634
SanDisk Corp. (a)	280	22,568
Seagate Technology	350	8,043
Sun Microsystems, Inc. (a)	6,300	24,948
		177,895
Electronic Equipment & Instruments - 1.7%
Agilent Technologies, Inc. (a)	1,400	34,888
Amphenol Corp. Class A (a)	200	11,750
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Celestica, Inc. (sub. vtg.) (a)	500	$ 7,091
PerkinElmer, Inc.	600	10,806
Tech Data Corp. (a)	200	6,584
Thermo Electron Corp. (a)	500	10,990
Waters Corp. (a)	500	15,715
		97,824
Internet Software & Services - 0.1%
Ariba, Inc. (a)	2,600	8,450
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	190	9,297
Computer Sciences Corp. (a)	350	13,867
First Data Corp.	500	17,850
The BISYS Group, Inc. (a)	900	12,870
		53,884
Office Electronics - 0.2%
Xerox Corp. (a)	1,200	12,600
Semiconductors & Semiconductor Equipment - 2.1%
Agere Systems, Inc. Class B (a)	3,300	11,187
Applied Materials, Inc. (a)	800	18,696
Cabot Microelectronics Corp. (a)	400	22,800
Intel Corp.	520	17,186
MEMC Electronic Materials, Inc. (a)	400	4,480
Micron Technology, Inc. (a)	600	8,604
National Semiconductor Corp. (a)	200	8,126
Samsung Electronics Co. Ltd.	28	11,120
Texas Instruments, Inc.	800	23,136
		125,335
Software - 1.2%
Autodesk, Inc.	500	9,625
BEA Systems, Inc. (a)	300	4,170
Microsoft Corp.	1,300	33,995
Network Associates, Inc. (a)	1,300	18,109
Vastera, Inc. (a)	1,200	4,440
		70,339
TOTAL INFORMATION TECHNOLOGY		645,795
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 5.1%
Chemicals - 2.0%
Dow Chemical Co.	1,500	$ 56,535
E.I. du Pont de Nemours & Co.	400	16,160
Lyondell Chemical Co.	700	10,010
Olin Corp.	500	8,705
Praxair, Inc.	400	27,832
		119,242
Containers & Packaging - 0.5%
Ball Corp.	100	5,620
Owens-Illinois, Inc. (a)	1,600	19,680
Smurfit-Stone Container Corp. (a)	400	6,200
		31,500
Metals & Mining - 1.6%
Alcoa, Inc.	900	28,413
Companhia Vale do Rio Doce sponsored ADR	200	9,150
Freeport-McMoRan Copper & Gold, Inc. Class B	200	7,750
Massey Energy Co.	1,300	18,070
Newmont Mining Corp. Holding Co.	150	6,567
Nucor Corp.	400	21,932
		91,882
Paper & Forest Products - 1.0%
Bowater, Inc.	400	16,332
Georgia-Pacific Corp.	200	5,256
International Paper Co.	900	35,415
		57,003
TOTAL MATERIALS		299,627
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 4.3%
Citizens Communications Co. (a)	1,300	16,185
Covad Communications Group, Inc. (a)	2,200	9,636
NTL, Inc. (a)	600	37,038
Qwest Communications International, Inc. (a)	1,200	4,236
SBC Communications, Inc.	1,700	40,766
TELUS Corp. (non-vtg.)	840	14,710
Verizon Communications, Inc.	3,900	131,040
		253,611
Wireless Telecommunication Services - 0.9%
At Road, Inc. (a)	700	9,030
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Crown Castle International Corp. (a)	1,800	$ 22,788
Nextel Communications, Inc. Class A (a)	900	21,780
		53,598
TOTAL TELECOMMUNICATION SERVICES		307,209
UTILITIES - 3.7%
Electric Utilities - 3.3%
Allegheny Energy, Inc. (a)	600	6,348
Edison International (a)	200	3,942
Entergy Corp.	500	26,950
Exelon Corp.	200	12,690
FirstEnergy Corp.	1,000	34,390
FPL Group, Inc.	200	12,748
PG&E Corp. (a)	1,000	24,450
Southern Co.	1,200	35,760
Texas Genco Holdings, Inc.	200	5,980
TXU Corp.	1,100	25,102
Xcel Energy, Inc.	600	9,840
		198,200
Multi-Utilities & Unregulated Power - 0.4%
AES Corp. (a)	1,800	15,750
Reliant Resources, Inc. (a)	1,200	5,940
		21,690
TOTAL UTILITIES		219,890
TOTAL COMMON STOCKS (Cost $5,743,703)		5,972,801
Cash Equivalents - 0.9%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1%, dated 10/31/03 due 11/3/03) (Cost $50,000)	50,004	$ 50,000
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $5,793,703)		6,022,801
NET OTHER ASSETS - (2.1)%		(121,652)
NET ASSETS - 100%		$ 5,901,149
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $7,920,613 and $2,165,242, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $434 for the period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including repurchase agreements of $50,000) (cost $5,793,703) - See accompanying schedule		$ 6,022,801
Cash		525
Receivable for investments sold		115,577
Receivable for fund shares sold		1,245
Dividends receivable		6,681
Prepaid expenses		52,613
Receivable from investment adviser for expense reductions		17,371
Total assets		6,216,813

Liabilities
Payable for investments purchased	$ 189,904
Accrued management fee	2,808
Distribution fees payable	2,666
Other payables and accrued expenses	120,286
Total liabilities		315,664

Net Assets		$ 5,901,149
Net Assets consist of:
Paid in capital		$ 5,688,745
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,694)
Net unrealized appreciation (depreciation) on investments		229,098
Net Assets		$ 5,901,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,122,665 ÷ 108,230 shares)	$ 10.37

Maximum offering price per share (100/94.25 of $10.37)	$ 11.00
Class T: Net Asset Value and redemption price per share ($1,545,737 ÷ 149,157 shares)	$ 10.36

Maximum offering price per share (100/96.50 of $10.36)	$ 10.74
Class B: Net Asset Value and offering price per share ($1,125,245 ÷ 108,790 shares) A	$ 10.34

Class C: Net Asset Value and offering price per share ($1,069,194 ÷ 103,373 shares) A	$ 10.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,038,308 ÷ 100,001 shares)	$ 10.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	June 17, 2003 (commencement of operations) to October 31, 2003

Investment Income
Dividends		$ 33,101
Interest		839
Total income		33,940

Expenses
Management fee	$ 11,336
Transfer agent fees	3,917
Distribution fees	10,732
Accounting fees and expenses	23,185
Non-interested trustees' compensation	7
Custodian fees and expenses	7,116
Registration fees	35,356
Audit	25,692
Total expenses before reductions	117,341
Expense reductions	(76,377)	40,964
Net investment income (loss)		(7,024)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,493)
Foreign currency transactions	(55)
Total net realized gain (loss)		(11,548)
Change in net unrealized appreciation (depreciation) on investment securities		229,098
Net gain (loss)		217,550
Net increase (decrease) in net assets resulting from operations		$ 210,526

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

June 17, 2003 (commencement of operations) to October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,024)
Net realized gain (loss)	(11,548)
Change in net unrealized appreciation (depreciation)	229,098
Net increase (decrease) in net assets resulting from operations	210,526
Share transactions - net increase (decrease)	5,690,623
Total increase (decrease) in net assets	5,901,149

Net Assets
Beginning of period	-
End of period	$ 5,901,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.37
Total from investment operations	.37
Net asset value, end of period	$ 10.37
Total Return B, C, D	3.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	5.52% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,123
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than .01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	.37
Total from investment operations	.36
Net asset value, end of period	$ 10.36
Total Return B, C, D	3.60%
Ratios to Average Net Assets G
Expenses before expense reductions	5.77% A
Expenses net of voluntary waivers, if any	2.00% A
Expenses net of all reductions	1.98% A
Net investment income (loss)	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,546
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	.37
Total from investment operations	.34
Net asset value, end of period	$ 10.34
Total Return B, C, D	3.40%
Ratios to Average Net Assets G
Expenses before expense reductions	6.24% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.48% A
Net investment income (loss)	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,125
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	.37
Total from investment operations	.34
Net asset value, end of period	$ 10.34
Total Return B, C, D	3.40%
Ratios to Average Net Assets G
Expenses before expense reductions	6.24% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.48% A
Net investment income (loss)	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,069
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.37
Total from investment operations	.38
Net asset value, end of period	$ 10.38
Total Return B, C	3.80%
Ratios to Average Net Assets F
Expenses before expense reductions	5.27% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,038
Portfolio turnover rate	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to October 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Advisor Value Leaders Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method.. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 391,047	|
Unrealized depreciation	(178,644)
Net unrealized appreciation (depreciation)	212,403
Cost for federal income tax purposes	$ 5,810,398

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

(FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-	.25%	$ 956	$ 926
Class T	.25%	.25%	2,226	1,839
Class B	.75%	.25%	3,817	3,787
Class C	.75%	.25%	3,733	3,720
			$ 10,732	$ 10,272

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 358
Class T	559
Class B*	-
Class C*	-
$ 917

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 777.20
Class T	957.21
Class B	765.19
Class C	715.19
Institutional Class	703.18
	$ 3,917

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 14,917
Class T	2.00%	17,442
Class B	2.50%	14,783
Class C	2.50%	14,415
Institutional Class	1.50%	14,440
		$ 75,997

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 349	$ 31

Annual Report

6. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 88% of the total outstanding shares of the fund.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	June 17, 2003 (commencement of operations) to October 31, 2003	June 17, 2003 (commencement of operations) to October 31, 2003
Class A
Shares sold	108,230	$ 1,082,566
Net increase (decrease)	108,230	$ 1,082,566
Class T
Shares sold	150,758	$ 1,501,803
Shares redeemed	(1,601)	(15,902)
Net increase (decrease)	149,157	$ 1,485,901
Class B
Shares sold	108,790	$ 1,088,261
Net increase (decrease)	108,790	$ 1,088,261
Class C
Shares sold	103,373	$ 1,033,885
Net increase (decrease)	103,373	$ 1,033,885
Institutional Class
Shares sold	100,001	$ 1,000,010
Net increase (decrease)	100,001	$ 1,000,010

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Leaders (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (44)

Year of Election or Appointment: 2003

Vice President of Advisor Value Leaders. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (54)

Year of Election or Appointment: 2003

Secretary of Advisor Value Leaders. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Leaders. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2003

President and Treasurer of Advisor Value Leaders. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2003

Chief Financial Officer of Advisor Value Leaders. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Leaders. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value Leaders. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value Leaders. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AVLFI-UANN-1203
1.793580.100

Item 2. Code of Ethics

As of the end of the period, October 31, 2003, the Fidelity Advisor Series VIII has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Fidelity Advisor Series VIII has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Advisor Series VIII's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 10. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	December 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	December 23, 2003
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	December 23, 2003